Registration No. 333-132778
File No. 811-21877

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-Effective Amendment No. ____     [ ]

     Post-Effective Amendment No. _4_     [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940     [X]

     Amendment No. 5     [X ]

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices) (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.

Two World Financial Center, 225 Liberty Street – New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]     Immediately upon filing pursuant to paragraph (b)

[X]     On July 29, 2010 pursuant to paragraph (b)
[ ]     60 days after filing pursuant to paragraph (a)(1)
[ ]     On _______________ pursuant to paragraph (a)(1)
[ ]     75 days after filing pursuant to paragraph (a)(2)
[ ]     On _______________ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[ ]     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Oppenheimer
Rochester™ Arizona Municipal Fund
NYSE Ticker Symbols
Class A	ORAZX
Class B	ORBZX
Class C	ORCZX

Prospectus dated July 29, 2010
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer Rochester Arizona Municipal Fund is a mutual fund that seeks a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this prospectus carefully before you invest and keep it for future reference about your account.

To Summary Prospectus

THE FUND SUMMARY

Investment Objective. The Fund seeks a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $50,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section "About Your Account" beginning on page 22 of the prospectus and in the sections "How to Buy Shares" beginning on page 79 and "Appendix A" in the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of the original offering price or redemption proceeds)	None	5%	1%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.18%	0.99%	1.00%
Total Other Expenses	0.70%	0.92%	0.74%
Interest and Fees from Borrowing	0.41%	0.41%	0.41%
Interest and Related Expenses from Inverse Floaters	0.00%	0.00%	0.00%
Other Expenses	0.29%	0.51%	0.33%
Total Annual Fund Operating Expenses	1.43%	2.46%	2.29%
Fee Waiver and Expense Reimbursement*	(0.31%)	(0.52%)	(0.39%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.12%	1.94%	1.90%

* Prior to July 1, 2009, the Manager voluntarily waived management fees and/or reimbursed Fund expenses so that "Total Annual Fund Operating Expenses," excluding interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so the waiver would also exclude interest and fees from borrowings. This undertaking may be amended or withdrawn after one year from the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares	$584	$880	$1,196	$2,092	$584	$880	$1,196	$2,092
Class B Shares	$699	$1,025	$1,479	$2,288	$199	$725	$1,279	$2,288
Class C Shares	$295	$685	$1,203	$2,624	$195	$685	$1,203	$2,624

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies. The Fund invests mainly in municipal securities issued by Arizona. Under normal market conditions, as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and Arizona state income tax. These securities are generally issued by the state and its political subdivisions (such as cities, towns, counties, agencies and authorities) and primarily include municipal bonds (long-term (more than one-year) obligations), municipal notes (short-term obligations) and interests in municipal leases. They may also include securities of issuers located outside of Arizona, such as U.S. territories, commonwealths and possessions, if the interest on such securities is not subject to federal or Arizona state income tax. These securities are "Arizona municipal securities" for purposes of this prospectus.

Securities whose interest is exempt from Arizona taxes are included for purposes of the Fund's 80% requirement discussed above, even if the issuer is located outside of Arizona. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Most of the securities the Fund buys must be "investment-grade" (rated in one of the four highest rating categories of a nationally recognized statistical rating organization, such as Standard & Poor's), although the Fund also can invest as much as 25% of its total assets in below-investment-grade securities (sometimes called "junk bonds"). The Fund may also invest in unrated securities, in which case the Fund's investment adviser, OppenheimerFunds, Inc., internally assigns ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized rating organizations.

The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, the Fund currently focuses on longer-term securities to seek higher yields. This portfolio strategy is subject to change.

The Fund also borrows for leverage and invests in inverse floaters, a variable rate obligation and form of derivative, to seek increased income and return. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund also can borrow money to purchase additional securities, another form of "leverage". Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings will not exceed one-third of the Fund's total assets.

In selecting investments for the Fund, the portfolio managers look at a wide range of Arizona municipal securities from different issuers that provide high current income, including unrated bonds, that have favorable credit characteristics and that provide opportunities for value. The portfolio managers may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Municipal Securities. Municipal securities may be subject to credit risk, credit spread risk, interest rate risk and reinvestment risk. Credit risk is the risk that the municipal issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income or share value might be reduced. A downgrade in an issuer's credit rating can reduce the market value of the issuer's securities. Credit spread risk is a risk based on the difference (or credit spread) between the market yields of two different investments of different credit quality.  When spreads widen between bonds with different quality ratings, it implies that the market is factoring more risk of default on lower-grade bonds.  A widening in credit spreads may result in a fall in the values of the Fund's securities. Interest rate risk is the risk that the value of a municipal security might fall due to a change in interest rates. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a lower price than their face amount or from the amount the Fund paid for them. When prevailing interest rates fall, the values of already-issued debt securities generally rise. The values of longer-term debt securities usually change more than the values of shorter-term debt securities. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security's sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

     Special Risks of Below-Investment-Grade Securities. Below-investment-grade debt securities may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for below-investment-grade securities may be less liquid and they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

     Because the Fund can invest up to 25% of its assets in below-investment-grade securities, the Fund's credit risks are greater than those of funds that buy only investment-grade securities.

Special Risks of Arizona Municipal Securities. Because the Fund invests primarily in Arizona municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the financial stability of the State of Arizona and its municipalities, agencies, authorities and other instrumentalities that issue those securities. Budgetary stress on the state or its municipalities, changes in legislation or policy, erosion of the tax base, the effects of natural disasters, or other economic, legislative or political, or social issues may have a significant negative impact on the value of state or local securities. These risks also apply to securities of issuers of U.S. territories, commonwealths or possessions, such as Puerto Rico, Guam, the Northern Mariana Islands and the Virgin Islands.

Taxability Risk. The Fund's investments in municipal securities rely on the opinion of the issuer's bond counsel that the interest paid on those securities will not be subject to federal and state income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Fund's dividends with respect to that bond might be subject to federal income tax.

Bond Market Volatility and Illiquidity. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated debt securities. Under those conditions, liquidity can be reduced in response to overall economic conditions and credit tightening. It is not possible to predict when such circumstances could occur. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which the bonds are carried on the Fund's books. The Fund may need to sell large blocks of bonds to meet shareholder redemption requests or to raise cash in connection with its investments in inverse floaters. Sales of large blocks of bonds can further reduce bond prices.

Municipal Sector Concentration. While the Fund does not invest more than 25% of its total assets in a single industry, certain types of municipal securities (such as general obligation, government appropriation, municipal leases, special assessment and special tax bonds) are not considered a part of any "industry" for purposes of this policy. Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of Non-Diversification. The Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer.

Risks of Tobacco Related Bonds. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the "MSA"), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state's interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an "appropriation pledge" by the state. An "appropriation pledge" requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
   The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
   The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state's interest in the MSA.

Risks of Land-Secured or "Dirt" Bonds. These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments failed to progress as anticipated or if taxpayers failed to pay the assessments, fees and taxes specified in the financing plans for a project.

Borrowing and Leverage. The Fund can borrow up to one-third of the Fund's assets (including the amount borrowed) from banks. It can use those borrowings for a number of purposes, including for purchasing securities. That is referred to as "leverage." In that case, changes in the value of the Fund's investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. The costs of borrowing for investment purposes might reduce the Fund's return if the yield on the securities purchased is less than the borrowing costs. The Fund may also borrow to meet redemption obligations, for temporary and emergency purposes, or to unwind or contribute to trusts in connection with the Fund's investment in inverse floaters.  The Fund currently participates in a line of credit with other Oppenheimer funds for its borrowing.

Risks of Derivatives. A "derivative" is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may be volatile and involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. Certain derivative investments may be illiquid. The underlying security or other reference on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. The Fund could realize little or no income or lose principal from a derivative investment or a hedge might be unsuccessful. The Fund may also lose money if the issuer of a derivative fails to pay the amount due.

Inverse Floaters. The Fund invests in inverse floaters because, under ordinary circumstances, they tend to benefit from higher yields and thus provide higher income than fixed rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust established by a counterparty, that divides a municipal security into two securities: a short-term floating rate security and a long-term floating rate security which is referred to as an "inverse floater." The inverse floater pays interest at rates that move in the opposite direction of those on the short-term floating rate security. Inverse floaters produce less income when short-term interest rates rise (and may pay no income) and more income when short-term interest rates fall. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated. Under certain circumstances a trust may be collapsed and the Fund may be required to repay the principal amount due on the short-term securities or the difference between the liquidation value of the underlying municipal bond and the principal amount due on those securities. Inverse floaters can be more volatile than conventional fixed-rate bonds. They also entail a degree of leverage and certain inverse floaters may require the Fund to provide collateral for payments on the short-term securities or to "unwind" the transaction.

Who Is The Fund Designed For? The Fund is designed for investors seeking income exempt from federal and Arizona state personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/RochesterArizonaMunicipalFund.

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 24.43% (3rd qtr 09) and the lowest return was -26.08% (4th qtr 08). For the period from January 1, 2010 through June 30, 2010, the cumulative return before sales charges and taxes was 7.00%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Average Annual Total Returns for the periods ended December 31, 2009	1 Year	Life of Class
Class A Shares (inception10/10/06)
Return Before Taxes	36.00%	(3.74%)
Return After Taxes on Distributions	36.01%	(3.74%)
Return After Taxes on Distributions and Sale of Fund Shares	26.36%	(2.37%)
Class B Shares (inception 10/10/06)	36.58%	(3.82%)
Class C Shares (inception 10/10/06)	40.73%	(3.01%)
Barclays Capital Municipal Bond Index	12.91%	4.42%*
(reflects no deduction for fees, expenses or taxes)
Consumer Price Index	2.72%	1.94%*
(reflects no deduction for fees, expenses or taxes)

* From 09/30/06.

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Daniel G. Loughran, Scott S. Cottier, Troy E. Willis and Mark R. DeMitry are each a Vice President of the Fund and each has been a portfolio manager of the Fund since its inception. Marcus V. Franz has been a portfolio manager of the Fund since its inception. Michael L. Camarella is a Vice President of the Fund and has been a portfolio manager of the Fund since January 2008.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. For certain investment plans and retirement accounts, the minimum initial investment is $500 and, for some, the minimum additional investment is $25. For certain fee based programs the minimum initial investment is $250.

Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by mail, through the website at www.oppenheimerfunds.com or by calling 1-800-225-5677. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.

Taxes. Dividends paid from net investment income on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. Dividends that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The tax treatment of dividends is the same whether they are taken in cash or reinvested. Distributions may be taxable as ordinary income or as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Manager, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES AND RISKS. The strategies and types of investments discussed in the Fund Summary are the ones that the Fund considers to be the most important in seeking to achieve its investment objective.  Additionally, the following strategies and risks are those the Fund expects its portfolio to be subject to as a whole.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

     Unless this prospectus or the Statement of Additional Information states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities).

MUNICIPAL SECURITIES.   Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases and other debt obligations. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to the federal alternative minimum tax. The Fund selects investments without regard to this type of tax treatment.

Additionally, there are times when an issuer will pledge its taxing power to offer additional security to a revenue bond. These securities are sometimes called "double-barreled bonds." See, for example, tobacco bonds with an appropriation pledge as discussed earlier in this prospectus.

       The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities to seek higher income.

      Arizona municipal securities are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to federal and Arizona individual income tax. The term "Arizona municipal securities" also includes debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to federal and Arizona individual income tax. For additional discussion of the special considerations relating to the Fund's investments in Arizona and the U.S. territories, commonwealths and possessions, see the Statement of Additional Information. Some debt securities, such as zero-coupon securities, do not pay current interest. Other securities may be subject to calls by the issuer (to redeem the debt) or to prepayment prior to their stated maturity.

Tax-Exempt Commercial Paper.  Tax-exempt commercial paper is a short-term obligation with a stated maturity of usually 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note, repurchase agreement or other credit facility agreement offered by a bank or financial institution. Because tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper, the commercial paper of a tax-exempt issuer that is unable to continue to obtain liquidity in that manner may default. There may be a limited secondary market for issues of tax-exempt commercial paper.

Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis.

If the municipal government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to recover the original investment. Some lease obligations may not have an active trading market, making it difficult for the Fund to sell them quickly at an acceptable price.

Municipal Sector Concentration. While the Fund's fundamental policies do not allow it to concentrate its investments (that is, to invest more than 25% of its total assets) in a single industry, certain types of municipal securities are not considered a part of any "industry" under that policy.  Examples of these types of municipal securities include:  general obligation, government appropriation, municipal leases, special assessment and special tax bonds.  Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects.  "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project.  For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk.  Thus, market or economic changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions, these types of municipal securities are not considered a part of any industry for purposes of the Fund's industry concentration policy.

Special Tax or Special Assessment Bonds (Land-Secured or "Dirt" Bonds). The Fund can invest more than 25% of its total assets in municipal securities for similar types of projects that are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bonds financed by these methods, such as tax assessment, special tax or tax increment financing generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. These projects often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the projects.

Ratings of Municipal Securities the Fund Buys. The Manager may rely to some extent on credit ratings by nationally recognized statistical rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio.  Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk.

Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer's ability to make timely payments, and the credit risk of a particular security may change over time. The Manager also may use its own research and analysis. If a bond is insured, it will usually be rated by the rating agencies based on the financial strength of the insurer. The rating categories are described in an Appendix to the Statement of Additional Information.

     Unrated Securities. Because the Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, the Manager may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered "investment-grade" or "below-investment-grade" if judged by the Manager to be comparable to rated investment-grade or below-investment-grade securities. However, the Manager's rating does not constitute a guarantee of the credit quality. Some unrated securities may not have an active trading market, which means that the Fund might have difficulty selling them promptly at an acceptable price.
In evaluating the credit quality of a particular security, whether rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.
A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of the security. However, the Manager will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund can invest as much as 25% of its total assets in securities that are not "investment-grade" (measured at the time of purchase) to seek higher income.

Borrowing and Leverage.   The Fund can borrow from banks, a technique referred to as "leverage," in amounts up to one-third of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund (an investment vehicle used by the Fund as described in this prospectus), or to contribute to such trusts to enable them to meet tenders of their other securities by the holders. The Fund currently participates in a line of credit with other Oppenheimer funds for those purposes.  The Fund may also borrow to meet redemption obligations or for temporary and emergency purposes.

Borrowing for leverage will subject the Fund to greater costs (for interest payments to the lender, origination fees and related expenses) than funds that do not borrow for leverage and these other purposes.  The interest on borrowed money is an expense that might reduce the Fund's yield, especially if the cost of borrowing to buy securities exceeds the yield on the securities purchased with the proceeds of a loan.  Using leverage may also make the Fund's share price more sensitive, i.e. volatile, to interest rate changes than if the Fund did not use leverage due to the tendency to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.  The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements under the Investment Company Act.

Special Risks of Derivative Investments. The Fund can invest in different types of "derivative" investments that are consistent with its investment strategies. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Inverse floaters are the primary type of derivative the Fund can use.

        The Fund may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks very quickly. Examples include, but are not limited to, interest rate swaps or municipal bond swaps. While the Fund may use derivatives for hedging purposes, it typically does not use hedging instruments, such as options, to hedge investment risks.

Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other reference rate on which a derivative is based, or the derivative itself, may not perform as expected. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Inverse Floaters.  The Fund may invest in inverse floaters to seek greater income and total return. Inverse floaters, under ordinary circumstances, tend to benefit from higher yields and thus provide higher income than fixed rate bonds of comparable maturity and credit quality. An inverse floater is a derivative instrument, typically created by a trust, that divides a municipal security into two securities: a short-term tax-exempt floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a "residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income. Thus, if short-term interest rates rise after the issuance of the floater, any yield advantage is reduced or eliminated.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund's investments in inverse floaters involve certain risks. The market value of an inverse floater residual certificate can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, inverse floater residual certificates tend to underperform fixed-rate bonds when long-term interest rates are rising but tend to outperform fixed-rate bonds when long-term interest rates are stable or falling. Inverse floater residual certificates entail a degree of leverage because the trust issues short-term securities in a ratio to the residual certificates with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.

An inverse floater that has a higher degree of leverage is typically more volatile with respect to its price and income than an inverse floater having a lower degree of leverage. Under inverse floater arrangements, if the remarketing agent that offers the short-term securities for sale is unable to sell them, or if the holders tender (or put) them for repayment of principal and the remarketing agent is unable to remarket them, the remarketing agent may cause the trust to be collapsed, and in the case of floaters created by the Fund, the Fund will then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

Some inverse floaters may have a "cap," so that if interest rates rise above the cap, the security pays additional interest income. If rates do not rise above the cap, the Fund will have paid an additional amount for that feature that has proved worthless.

The Fund may also enter into "shortfall and forbearance" agreements with respect to inverse floaters. Under those agreements, upon liquidation of the trust, the Fund is committed to pay the trust the difference between the liquidation value of the underlying municipal bond on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying municipal security. Although the Fund has the risk that it may be required to make such additional payment, these agreements may offer higher interest payments than a standard inverse floater.

      Accounting Treatment of Inverse Floaters.  Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond. The Fund's annual fund operating expenses, shown earlier in this prospectus, include certain expenses and fees related to the Fund's investments in inverse floaters. Some of those expenses are liabilities with respect to interest paid on short-term floating rate notes issued by the trusts whose inverse floater certificates are held by the Fund. Under accounting rules, the Fund also recognizes additional income in an amount that directly corresponds to these expenses and, as a result the Fund's net asset values per share and total returns have not been affected by these additional expenses.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for those investments, such as, for example, the percentage of LIBOR, the SIFMA Municipal Swap Index or the percentage of the prime rate of a bank. These obligations may be secured by bank letters of credit or other credit support arrangements. Inverse floaters, discussed in this prospectus, are a type of variable rate obligation.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Between the purchase and settlement date, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

OTHER INVESTMENT STRATEGIES AND RISKS. The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. A PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so. The Fund may also transfer a PLN to a sponsor to create an inverse floater, which may further increase the volatility of the market value of a PLN or the inverse floater.

Zero-Coupon Securities. The Fund can invest without limit in zero-coupon securities.  These debt obligations do not pay interest prior to their maturity date or else they do not start to pay interest at a stated coupon rate until a future date. They are issued and traded at a discount from their face amount. The discount varies as the securities approach their maturity date (or the date interest payments are scheduled to begin). When interest rates change, zero-coupon securities are subject to greater fluctuations in their value than securities that pay current interest. The Fund accrues the discount on zero-coupon bonds as tax-free income on a current basis. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Illiquid Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings.

        The Fund will not invest more than 15% of its net assets in illiquid securities.

Taxable Investments. The Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in short-term municipal securities, but could also invest in U.S. Government securities or highly-rated corporate debt securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. The income from some temporary defensive investments may not be tax-exempt, and therefore to the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commission. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in its semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager managed funds with approximately 6 million shareholder accounts as of June 30, 2010. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the Fund's investment advisory agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund's assets grow: 0.55% of the first $500 million of average annual net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of average annual net assets over $1.5 billion. The Fund's management fee for its last fiscal year ended March 31, 2010 was 0.55% of average annual net assets for each class of shares.

Prior to July 1, 2009, the Manager voluntarily waived management fees and/or reimbursed the Fund for certain expenses so that the "Total Annual Fund Operating Expenses", excluding expenses attributable to the Fund's investment in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that the Fund's "Total Annual Fund Operating Expenses," excluding expenses attributable to the Fund's investments in inverse floaters and interest and fees from borrowings, will not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for Class B and Class C shares. This undertaking may be amended or withdrawn after one year from the date of this prospectus.

The Fund's transfer agent has voluntarily agreed to limit its fees to 0.35% of average annual net assets per fiscal year for all classes. This undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended March 31, 2010, the transfer agent's fees did not exceed this expense limitation. Actual total annual fund operating expenses for the fiscal year ended March 31, 2010 were those shown in the Annual Fund Operating Expenses table earlier in this prospectus. The Fund's management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract for the Fund is available in the Fund's Semi-Annual Report to shareholders for the period ended September 30, 2009.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Marcus V. Franz and Michael L. Camarella, who are primarily responsible for the day-to-day management of the Fund's investments. Messrs. Loughran, Cottier, Willis, DeMitry and Franz have been portfolio managers of the Fund since its inception. Mr. Camarella has been a portfolio manager of the Fund since January 2008.

     Mr. Loughran has been a Senior Vice President of the Manager since July 2007 and a Senior Portfolio Manager of the Manager since December 2001.  He was a Vice President of the Manager from April 2001 to June 2007.  Mr. Loughran is a team leader, a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

      Mr. Cottier has been a Vice President and Senior Portfolio Manager of the Manager since September 2002.  He is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. Willis has been a Vice President of the Manager since July 2009 and a Senior Portfolio Manager of the Manager since January 2006.  He was an Assistant Vice President of the Manager from July 2005 to June 2009 and a Portfolio Manager of the Manager from June 2003 to December 2005.  Mr. Willis is a portfolio manager, an officer, and a trader for the Fund and other Oppenheimer funds.

     Mr. DeMitry has been a Vice President and Senior Portfolio Manager of the Manager since July 2009.  He was a Portfolio Manager with the Manager from September 2006 to June 2009.  He was a research analyst from June 2003 to August 2006. Mr. DeMitry is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     Mr. Franz has been a Vice President and Senior Portfolio Manager of the Manager since July 2009. He was a Portfolio Manager with the Manager from October 2006 to June 2009. He was a research analyst with the Manager from June 2003 to September 2006. Mr. Franz is a portfolio manager and a trader for the Fund and other Oppenheimer funds.

      Mr. Camarella has been an Assistant Vice President of the Manager since July 2009. He has been an Associate Portfolio Manager of the Manager since January 2008. He was a research analyst with the Manager from April 2006 to December 2007. He was a credit analyst with the Manager from June 2003 to March 2006. Mr. Camarella is a portfolio manager, an officer and a trader for the Fund and other Oppenheimer funds.

     The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

MORE ABOUT YOUR ACCOUNT

About Your Account

Where Can You Buy Fund Shares? Oppenheimer funds may be purchased either directly or through a variety of "financial intermediaries" that offer Fund shares to their clients. Financial intermediaries include securities dealers, financial advisers, brokers, banks, trust companies, insurance companies and the sponsors of fund "supermarkets," fee-based advisory or wrap fee programs.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. When you buy shares, be sure to specify the class of shares you wish to purchase. If you do not choose a class, your investment will be made in Class A shares.

Class A Shares. If you buy Class A shares, you will pay an initial sales charge on investments up to $1 million for regular accounts or lesser amounts if you qualify for certain fee waivers. The amount of the sales charge will vary depending on the amount you invest. The sales charge rates for different investment amounts are listed in "About Class A Shares" below.

Class B Shares. If you buy Class B shares, you will pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge (distribution fee) over a period of approximately six years. If you sell your shares within six years after buying them, you will normally pay a contingent deferred sales charge. The amount of the contingent deferred sales charge varies depending on how long you own your shares, as described in "About Class B Shares" below.

Class C Shares. If you buy Class C shares, you will pay no sales charge at the time of purchase, but you will pay an ongoing asset-based sales charge. If you sell your shares within 12 months after buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "About Class C Shares" below.

Certain sales charge waivers may apply to purchases or redemptions of Class A, Class B, or Class C shares. More information about those waivers is available in the Fund's Statement of Additional Information, or by clicking on the hyperlink "Sales Charge Waivers" under the heading "Fund Information" on the OppenheimerFunds website at "www.oppenheimerfunds.com."

WHAT IS THE MINIMUM INVESTMENT? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments with as little as $50. The minimum additional investment requirement does not apply to reinvested dividends from the Fund or from other Oppenheimer funds or to omnibus account purchases. A $25 minimum applies to additional investments through an Asset Builder Plan, an Automatic Exchange Plan or a government allotment plan established before November 1, 2002. Reduced initial minimums are available in certain circumstances, including under the following investment plans:

  For an Asset Builder Plan or Automatic Exchange Plan or a government allotment plan, the minimum initial investment is $500.
  For certain fee based programs that have an agreement with the Distributor, a minimum initial investment of $250 applies.
  The minimum purchase amounts listed do not apply to omnibus accounts.

Minimum Account Balance. A $12 annual "minimum balance fee" is assessed on Fund accounts with a value of less than $500. The fee is automatically deducted from each applicable Fund account annually in September. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed. Small accounts may be involuntarily redeemed by the Fund if the value has fallen below $500 for reasons other than a decline in the market value of the shares.

Choosing a Share Class

CHOOSING A SHARE CLASS. Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's operating costs that apply to a share class and the effect of the different types of sales charges on your investment will affect your investment results over time. For example, the net asset value and the dividends of Class B and Class C shares will be reduced by additional expenses borne by those classes such as the asset-based sales charge.

     Two of the factors to consider are how much you plan to invest and, while future financial needs cannot be predicted with certainty, how long you plan to hold your investment. For example, with larger purchases that qualify for a reduced initial sales charge on Class A shares, the effect of paying an initial sales charge on purchases of Class A shares may be less over time than the effect of the asset-based sales charges on Class B or Class C shares. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate each of the factors to see if you should consider a different class of shares.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. These examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial adviser before making that choice.

  Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, if you do not plan to hold your shares for six years or more), you should consider investing in Class C shares. That is because of the effect of the initial sales charge on Class A shares or the Class B contingent deferred sales charge if you redeem within six years.
  Investing for the Longer Term. If you are investing less than $100,000 for the longer term and do not expect to need access to your money for six years or more, Class B shares may be appropriate.
  Amount of Your Investment. Your choice will also depend on how much you plan to invest. For shorter-term investments of less than $100,000, Class C shares might be the appropriate choice because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares you redeem after holding them for one year or more. However, if you plan to invest more than $100,000, and as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because over time the ongoing asset-based sales charge on Class C shares will have a greater impact on your account than the reduced front-end sales charge available for Class A share purchases of $100,000 or more. If you invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.

     The Distributor normally will not accept purchase orders from a single investor for more than $100,000 of Class B shares or for $1 million or more of Class C shares. Dealers or other financial intermediaries are responsible for determining the suitability of a particular share class for an investor.

Are There Differences in Account Features That Matter to You? Some account features may not be available for all share classes. Other features may not be advisable because of the effect of the contingent deferred sales charge. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

How Do Share Classes Affect Payments to Your Financial Intermediary? The Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge or contingent deferred sales charge on Class A shares: to compensate the Distributor for concessions and expenses it pays to brokers, dealers and other financial intermediaries for selling Fund shares. Those financial intermediaries may receive different compensation for selling different classes of shares. The Manager or Distributor may also pay dealers or other financial intermediaries additional amounts from their own resources based on the value of Fund shares held by the intermediary for its own account or held for its customers accounts. For more information about those payments, see "Payments to Financial Intermediaries and Service Providers" below.

ABOUT CLASS A SHARES. Class A shares are sold at their offering price, which is the net asset value of the shares (described below) plus, in most cases, an initial sales charge. The Fund receives the amount of your investment, minus the sales charge, to invest for your account. In some cases, Class A purchases may qualify for a reduced sales charge or a sales charge waiver, as described below and in the Statement of Additional Information.

The Class A sales charge rate varies depending on the amount of your purchase. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below. There is no initial sales charge on Class A purchases of $1 million or more, but a contingent deferred sales charge (described below) may apply.

Amount of Purchase	Front-End Sales Charge As a Percentage of Offering Price	Front-End Sales Charge As a Percentage of Net Amount Invested	Concession As a Percentage of Offering Price
Less than $50,000	4.75%	4.98%	4.00%
$50,000 or more but less than $100,000	4.50%	4.71%	4.00%
$100,000 or more but less than $250,000	3.50%	3.63%	3.00%
$250,000 or more but less than $500,000	2.50%	2.56%	2.25%
$500,000 or more but less than $1 million	2.00%	2.04%	1.80%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

Reduced Class A Sales Charges. Under a "Right of Accumulation" or a "Letter of Intent" you may be eligible to buy Class A shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

  Right of Accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making, you can add the value of shares that you and your spouse currently own, and other purchases that you are currently making, to the value of your Class A share purchase of the Fund. You may count Class A, Class B and Class C shares of the Fund and other Oppenheimer funds and Class A, Class B, Class C, Class G and Class H units in adviser sold Section 529 plans, for which the Manager or the Distributor serves as the "Program Manager" or "Program Distributor." The Distributor or the financial intermediary through which you are buying shares will determine the value of the shares you currently own based on the greater of their current offering price or the amount you paid for the shares. For purposes of calculating that value, the Distributor will only take into consideration the value of shares owned as of December 31, 2007 and any shares purchased subsequently. The value of any shares that you have redeemed and the value of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge will not be counted for this purpose.

In totaling your holdings, you may count shares held in:

  your individual accounts (including IRAs, 403(b) plans and eligible 529 plans), your joint accounts with your spouse,
  accounts you or your spouse hold as trustees or custodians on behalf of your children who are minors.

     A fiduciary can apply rights of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts (including employee benefit plans for the same employer and Single K plans for the benefit of a sole proprietor).

     If you are buying shares directly from the Fund, you must inform the Distributor of your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. If you are buying shares through a financial intermediary you must notify the intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     To count eligible shares held in accounts at other firms, you may be requested to provide the Distributor or your current financial intermediary with a copy of account statements showing your current holdings of the Fund, other eligible Oppenheimer funds or qualifying 529 plans. Shares purchased under a Letter of Intent may also qualify as eligible holdings under a Right of Accumulation.

  Letter of Intent. You may also qualify for reduced Class A sales charges by submitting a Letter of Intent to the Distributor. A Letter of Intent is a written statement of your intention to purchase a specified value of Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G or Class H unit purchases in adviser sold Section 529 plans, for which the Manager or Distributor serves as the Program Manager or Program Distributor, over a 13-month period. The total amount of your intended purchases will determine the reduced sales charge rate that will apply to your Class A share purchases during that period. You must notify the Distributor or your financial intermediary of any qualifying 529 plan purchases or purchases through other financial intermediaries.

     Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the "reinvestment privilege" described below, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified shares" for satisfying the terms of a Letter.

     Submitting a Letter of Intent does not obligate you to purchase the specified amount of shares. If you do not complete the anticipated purchases, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose. Please refer to "How to Buy Shares – Letters of Intent" in the Fund's Statement of Additional Information for more complete information. You may also be able to apply the Right of Accumulation to purchases you make under a Letter of Intent.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on Class A share purchases totaling $1 million or more of one or more of the Oppenheimer funds. However, those Class A shares may be subject to a 0.75% contingent deferred sales charge if they are redeemed within an 18-month "holding period" measured from the beginning of the calendar month in which they were purchased (except for shares in certain retirement plans). That sales charge will be calculated on the lesser of the original net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

The Class A contingent deferred sales charge does not apply to shares purchased by the reinvestment of dividends or capital gain distributions and will not exceed the aggregate amount of the concessions the Distributor pays on all of your purchases of Class A shares, of all Oppenheimer funds, that are subject to the contingent deferred sales charge.

The Distributor pays concessions from its own resources on certain purchases of Class A shares of one or more of the Oppenheimer funds that, in the aggregate, total $1 million or more. If purchases of a Fund's Class A shares are included in any such purchase, the Distributor will pay the concession on those Fund shares at the rate of 0.75% of their net asset value. A concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and dealer concession.

ABOUT CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge will be deducted from the redemption proceeds. Class B shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class B contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class B shares.

The amount of the Class B contingent deferred sales charge will depend on the number of years since you invested, according to the following schedule:

Years since Beginning of Month in Which Purchase Order was Accepted	Contingent Deferred Sales Charge on Redemptions in That Year (As % of Amount Subject to Charge)
0-1	5.0%
1-2	4.0%
2-3	3.0%
3-4	3.0%
4-5	2.0%
5-6	1.0%
More than 6	None

In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares six years (72 months) after you purchase them. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

ABOUT CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a 12 month "holding period" from the beginning of the calendar month in which they were purchased, a contingent deferred sales charge of 1.00% may be deducted from the redemption proceeds. Class C shares are also subject to an asset-based sales charge that is calculated daily based on an annual rate of 0.75%. The Class C contingent deferred sales charge and asset-based sales charge are paid to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares.

The Price of Fund Shares

Shares may be purchased at their offering price which is the net asset value per share plus any initial sales charge that applies. Shares are redeemed at their net asset value per share less any contingent deferred sales charge that applies. The net asset value that applies to a purchase or redemption order is the next one calculated after the Distributor receives the order, in proper form as described in this prospectus, or after any agent appointed by the Distributor receives the order in proper form as described in this prospectus. Your financial intermediary can provide you with more information regarding the time you must submit your purchase order and whether the intermediary is an authorized agent for the receipt of purchase and redemption orders.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (NYSE), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some days. All references to time in this prospectus are to "Eastern time."

The net asset value per share for a class of shares on a "regular business day" is determined by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding on that day. The Fund's assets generally trade in the over-the-counter market rather than on a securities exchange. Therefore, to determine net asset values, the Fund assets are generally valued at the mean between the bid and asked prices as determined by a pricing service. If the prices determined by the pricing service do not accurately reflect fair value for a security (in the Manager's judgment) or if a security's value has been materially affected by events occurring after the price is received from the pricing service and before the time as of which the Fund's net asset values are calculated that day, that security may be valued by another method that the Board of Trustees believes accurately reflects the fair value.

The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's Valuation Committee. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined. In determining whether prices received from the pricing services are reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the prices of the securities of issuers held by the Fund. Those may include events affecting specific issuers or events affecting securities markets (for example, a securities market closes early because of a natural disaster). The Fund uses fair value pricing procedures to reflect what the Manager and the Board believe to be more accurate values for the Fund's portfolio securities, although it may not always be able to accurately determine such values. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at the same time at which the Fund determines its net asset value per share.

Contingent Deferred Sales Charge. If you redeem shares during their applicable contingent deferred sales charge holding period, the contingent deferred sales charge generally will be deducted from the redemption proceeds. In some circumstances you may be eligible for one of the waivers described in "Sales Charge Waivers" below and in the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information. You must advise the Transfer Agent or your financial intermediary of your eligibility for a waiver when you place your redemption request.

       A contingent deferred sales charge will be based on the net asset value of the redeemed shares at the time of redemption or the original net asset value, whichever is lower. A contingent deferred sales charge is not imposed on:

  any increase in net asset value over the initial purchase price, shares purchased by the reinvestment of dividends or capital gains distributions, or shares eligible for a sales charge waiver (see "Sales Charge Waivers" below).

The Fund redeems shares in the following order:

  shares acquired by the reinvestment of dividends or capital gains distributions, other shares that are not subject to the contingent deferred sales charge, and shares held the longest during the holding period.

     You are not charged a contingent deferred sales charge when you exchange shares of the Fund for shares of other Oppenheimer funds. However, if you exchange your shares within the applicable holding period, your original holding period will carry over to the shares you acquire, even if the new fund has a different holding period.

SALES CHARGE WAIVERS. The Fund and the Distributor offer the following opportunities to purchase shares without front-end or contingent deferred sales charges. The Fund reserves the right to amend or discontinue these programs at any time without prior notice.

  Dividend Reinvestment. Dividends or capital gains distributions may be reinvested in shares of the Fund, or any of the other Oppenheimer funds into which shares of the Fund may be exchanged, without a sales charge.
  Exchanges of Shares. There is no sales charge on exchanges of shares except for exchanges of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which you have not paid a sales charge.
  Reinvestment Privilege. There is no sales charge on reinvesting the proceeds from redemptions of Class A shares or Class B shares that occurred within the previous six months if you paid an initial or contingent deferred sales charge on the redeemed shares. This reinvestment privilege does not apply to reinvestment purchases made through automatic investment options. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for the waiver at the time you submit your purchase order.

     In addition, the "Special Sales Charge Arrangements and Waivers" Appendix to the Statement of Additional Information provides detailed information about certain other initial sales charge and contingent deferred sales charge waivers and arrangements. A description of those sales charge waivers and arrangements is available for viewing on the OppenheimerFunds website at www.oppenheimerfunds.com (follow the hyperlink "Sales Charges & Breakpoints," under the heading "Fund Information") and may also be ordered by calling 1-800-225-5677. You must advise the Distributor, the Transfer Agent or your financial intermediary that you qualify for one of those waivers at the time you submit your purchase order or redemption request.

How to Buy, Sell and Exchange Shares

BUYING SHARES. You can buy shares in several ways. The Distributor has appointed certain financial intermediaries, including brokers, dealers and others, as servicing agents to accept purchase and redemption orders. The Distributor or servicing agent must receive your order, in proper form, by the close of the NYSE for you to receive that day's offering price. If your order is received on a day when the NYSE is closed or after it has closed, the order will receive the next offering price that is determined. To be in proper form, your purchase order must comply with the procedures described below. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through a Financial Intermediary. You can buy shares through any servicing agent (a broker, dealer, or other financial intermediary) that has a sales agreement with the Distributor. Your servicing agent will place your order with the Distributor on your behalf. A servicing agent may charge a processing fee for that service. Your account information will be shared with the financial intermediary designated as the dealer of record for the account.

Buying Shares Through the Distributor. We recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund is appropriate for you. If you want to purchase shares directly from the Distributor, complete an OppenheimerFunds new account application and mail it with a check payable in U.S. dollars to "OppenheimerFunds Distributor, Inc." to the address on the back cover. If you do not list a dealer on your application, the Distributor is designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares and Class A shares are your only purchase option. Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. However, if a current investor no longer has a broker-dealer of record for an existing Class B or Class C account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as your agent to purchase the shares. If you submit a purchase request to the Distributor without designating the fund you wish to invest in, your investment will be made in Class A shares of Oppenheimer Money Market Fund, Inc. This policy does not apply to purchases by or for certain retirement plans or accounts. For more information regarding undesignated investments, please call the Transfer Agent at the number on the back cover of this prospectus.

  Involuntary Redemptions. In some circumstances, involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Identification Requirements. Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business, and your Social Security Number, Employer Identification Number or other government-issued identification when you open an account. Additional information may be required to open a corporate account or in certain other circumstances. The Fund or the Transfer Agent may use this information to verify your identity. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of verifying your identity. Additionally, if the Fund is unable to verify your identity after your account is established, the Fund may be required to redeem your shares and close your account.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

SELLING SHARES. You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. You can also set up an Automatic Withdrawal Plan to redeem shares on a regular basis. The redemption of Fund shares may be suspended under certain circumstances described in the Statement of Additional Information. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call your financial intermediary or the Transfer Agent for assistance.

Redemption Price. Your shares will be redeemed at net asset value less any applicable sales charge or other fees. The net asset value used will be the next one calculated after your order is received, in proper form, by the Transfer Agent or your authorized financial intermediary. To be in proper form, your redemption order must comply with the procedures described below. The redemption price for shares will change from day-to-day because the value of the securities in the Fund's portfolio and the Fund's expenses fluctuate. The redemption price will normally differ for each class of shares. The redemption price of your shares may be more or less than their original cost.

Redemptions "In-Kind." Shares may be "redeemed in-kind" under certain circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). That means that the redemption proceeds will be paid in securities from the Fund's portfolio on a pro-rata basis, possibly including illiquid securities. If the Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.

Options for Receiving Redemption Proceeds:

  By Check. The Fund will normally send redemption proceeds by check to the address on your account statement.
  By AccountLink. If you have linked your Fund account to your bank account with AccountLink (described below), you may have redemption proceeds transferred directly into your account. Normally the transfer to your bank is initiated on the bank business day after the redemption. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transferred.
  By Wire. You can arrange to have redemption proceeds sent by Federal Funds wire to an account at a bank that is a member of the Federal Reserve wire system. The redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. You will not receive dividends on the proceeds of redeemed shares while they are waiting to be transmitted.

Payment Delays. Payment for redeemed shares is usually made within seven days after the Transfer Agent receives redemption instructions in proper form. For accounts registered in the name of a broker-dealer, payment will normally be forwarded to the broker-dealer within three business days. The Transfer Agent may delay processing redemption payments for recently purchased shares until the purchase payment has cleared. That delay may be as much as five business days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check. Under unusual circumstances, the right to redeem shares or the payment of redemption proceeds may be delayed or suspended as permitted under the Investment Company Act of 1940.

THE OPPENHEIMERFUNDS EXCHANGE PRIVILEGE. You can exchange all or part of your Fund shares for shares of the same class of other Oppenheimer funds that offer the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. You can obtain a list of the Oppenheimer funds that are currently available for exchanges by calling a service representative at the telephone number on the back of this prospectus. The funds available for exchange can change from time to time. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

The OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, increase its transaction and administrative costs and/or affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets a portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades.

If large dollar amounts are involved in exchange or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges or purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment and the ability to exchange shares as their investment needs change. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading.

Limitations on Frequent Exchanges

30-Day Hold. If a direct shareholder exchanges shares of another Oppenheimer fund account for shares of the Fund, his or her Fund account will be "blocked" from exchanges into any other fund for a period of 30 calendar days from the date of the exchange, subject to certain exceptions described below. Likewise, if a Fund shareholder exchanges Fund shares for shares of another eligible Oppenheimer fund, that fund account will be "blocked" from further exchanges for 30 calendar days. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $2,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($12,000 in this example) would be blocked from exchanges into another fund for a period of 30 calendar days. A shareholder whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner is a "direct shareholder."

Exceptions to 30-Day Hold

  Exchanges Into Money Market Funds. A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of an eligible money market fund any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.
  Dividend Reinvestments and Class B Share Conversions. The reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.
  Asset Allocation Programs. Investment programs by Oppenheimer "funds-of-funds" that entail rebalancing investments in underlying Oppenheimer funds will not be subject to these limits. However, third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will also be subject to the 30-day limit.
  Automatic Exchange Plans. Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges.
  Redemptions of Shares. These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this prospectus.

Limitations on Exchanges in Omnibus Accounts. If you hold your Fund shares through a financial advisor or other firm such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of a retirement plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Fund, the Distributor, the Manager and the Transfer Agent encourage those financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund. However, the Transfer Agent may not be able to detect excessive short-term trading activity in accounts maintained in "omnibus" or "street name" form where the underlying beneficial owners are not identified. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the Fund that appropriate action has been taken to curtail any excessive trading activity.

Other Limitations on Exchanges. There are a number of other special conditions and limitations that apply to certain types of exchanges. Those conditions and circumstances are described in the section "How to Exchange Shares" in the Statement of Additional Information. For information about sales charges that may apply to exchanges of shares see the sections "Contingent Deferred Sales Charge" and "Sales Charge Waivers" above.

Requirements for Exchanges of Shares. To exchange shares of the Fund, you must meet several conditions. The Fund may amend the following requirements at any time:

  Shares of the fund selected for exchange must be available for sale in your state of residence.
  The selected fund must offer the exchange privilege.
  You must meet the minimum purchase requirements for the selected fund.
  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
  Before exchanging into a fund, you should obtain its prospectus and should read it carefully.

Timing of Exchange Transactions. Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of the NYSE that day in order to receive that day's net asset value on the exchanged shares. For requests received after the close of the NYSE the shares being exchanged will be valued at the next net asset value calculated after the request is received. The Transfer Agent may delay transmitting the proceeds from an exchange for up to five business days, however, if it determines, in its discretion, that an earlier transmittal of the redemption proceeds would be detrimental to either the fund from which shares are being exchanged or the fund into which the exchange is being made. The exchange proceeds will be invested in the new fund at the next net asset value calculated after the proceeds are received. In the event that a delay in the reinvestment of proceeds occurs, the Transfer Agent will notify you or your financial intermediary.

Taxes on Exchanges. For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund into which you are exchanging. Therefore, an exchange may result in a capital gain or loss for tax purposes.

OTHER LIMITS ON SHARE TRANSACTIONS. The Fund may impose other limits on transactions that it believes would be disruptive and may refuse any purchase or exchange order.

  Right to Refuse Purchase and Exchange Orders. The Distributor and/or the Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order.
  Right to Terminate or Suspend Account Privileges. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account that it believes would be disruptive, even if the activity has not exceeded the policies outlined in this prospectus. As part of the Transfer Agent's procedures to detect and deter excessive trading activity, the Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control. The Transfer Agent may send a written warning to a shareholder that the Transfer Agent believes may be engaging in disruptive or excessive trading activity; however, the Transfer Agent reserves the right to suspend or terminate the ability to purchase or exchange shares, with or without warning, for any account that the Transfer Agent determines, in the exercise of its discretion, has engaged in such trading activity.

SUBMITTING SHARE TRANSACTION REQUESTS. Share transactions may be requested by telephone or internet, in writing, through your financial intermediary, or by establishing one of the Investor Services plans described below. Certain transactions may also be submitted by fax. If an account has more than one owner, the Fund and the Transfer Agent may rely on instructions from any one owner or from the financial intermediary's representative of record for the account, unless that authority has been revoked.

Internet and Telephone Transaction Requests. Purchase, redemption and exchange requests may be submitted on the OppenheimerFunds website, www.oppenheimerfunds.com. Those requests may also be made by calling the telephone number on the back cover and either speaking to a service representative or accessing PhoneLink, the OppenheimerFunds automated telephone system that enables shareholders to perform certain account transactions automatically using a touch-tone phone.

You will need to obtain a user I.D. and password to execute transactions through PhoneLink or on the internet. Some internet and telephone transactions require the Oppenheimer AccountLink feature, described below, that links your Fund account with an account at a U.S. bank or other financial institution. The Transfer Agent will record any telephone calls to verify data concerning transactions.

The following policies apply to internet and telephone transactions:

  Purchases through AccountLink that are submitted through PhoneLink or on the internet are limited to $100,000.
  Purchases through AccountLink that are submitted by calling a service representative are limited to $250,000.
  Redemptions that are submitted by telephone or on the internet and request the proceeds to be paid by check, must be made payable to all owners of record of the shares and must be sent to the address on the account statement. Telephone or internet redemptions paid by check may not exceed $100,000 in any seven-day period. This service is not available within 15 days of changing the address on an account.
  Redemptions by telephone or on the internet that are sent to your bank account through AccountLink are not subject to any dollar limits.
  Exchanges submitted by telephone or on the internet may be made only between accounts that are registered with the same name(s) and address.
  Shares for which share certificates have been issued may not be redeemed or exchanged by telephone or on the internet.
  Shares held in an OppenheimerFunds-sponsored qualified retirement plan account may not be redeemed or exchanged by telephone or on the internet.

     The Transfer Agent has adopted procedures to confirm that telephone and internet instructions are genuine. Callers are required to provide service representatives with tax identification numbers and other account data and PhoneLink and internet users are required to use PIN numbers. The Transfer Agent will also send you written confirmations of share transactions. The Transfer Agent and the Fund will not be liable for losses or expenses that occur from telephone or internet instructions reasonably believed to be genuine.

Telephone or internet transaction privileges may be modified, suspended or terminated by the Fund at any time. The Fund will provide you notice of such changes whenever it is required to do so by applicable law.

Purchases and Redemptions by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. Redemption proceeds may also be transmitted by wire. The minimum wire purchase or redemption is $2,500. There is a $10 fee for each wire redemption request. Before sending a wire purchase, call the Distributor's Wire Department at 1-800-225-5677 to notify the Distributor of the wire and to receive further instructions. To set up wire redemptions on your account or to arrange for a wire redemption, call the Transfer Agent at the telephone number on the back of this prospectus for information.

Written Transaction Requests. You can send purchase, exchange or redemption requests to the Transfer Agent at the address on the back cover. Your request must include:

  The Fund's name;
  For existing accounts, the Fund account number (from your account statement);
  For new accounts, a completed account application;
  For purchases, a check payable to the Fund or to OppenheimerFunds Distributor, Inc.;
  For redemptions, any special payment instructions;
  For redemptions or exchanges, the dollar amount or number of shares to be redeemed or exchanged;
  For redemptions or exchanges, any share certificates that have been issued (exchanges or redemptions of shares for which certificates have been issued cannot be processed until the Transfer Agent receives the certificates);
  For individuals, the names and signatures of all registered owners exactly as they appear in the account registration;
  For corporations, partnerships or other businesses or as a fiduciary, the name of the entity as it appears in the account registration and the names and titles of any individuals signing on its behalf; and
  Other documents requested by the Transfer Agent to assure that the person purchasing, redeeming or exchanging shares is properly identified and has proper authorization to carry out the transaction.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee. A notary public seal will not be accepted for these requests (other situations might also require a signature guarantee):

  You wish to redeem more than $100,000 and receive a check;
  The redemption check is not payable to all shareholders listed on the account statement;
  The redemption check is not sent to the address of record on your account statement;
  Shares are being transferred to a Fund account with a different owner or name; or
  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a signature guarantee from a number of financial institutions, including:

  a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank,
  a U.S. registered dealer or broker in securities, municipal securities or government securities, or a U.S. national securities exchange, a registered securities association or a clearing agency.

Fax Requests. You may send requests for certain types of account transactions to the Transfer Agent by fax. Please call the number on the back of this prospectus for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as the written, telephone and internet requests described in this prospectus.  However, requests that require a signature guarantee may not be submitted by fax.

Submitting Transaction Requests Through Your Financial Intermediary. You can submit purchase, redemption or exchange requests through any broker, dealer or other financial intermediary that has a special agreement with the Distributor. The broker, dealer or other intermediary will place the order with the Distributor on your behalf. A broker or dealer may charge a processing fee for that service. If your shares are held in the name of your financial intermediary, you must redeem them through that intermediary.

Intermediaries that perform account transactions for their clients by participating in "Networking" through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the intermediary performs any transaction erroneously or improperly.

Client Account Exchanges by Financial Intermediaries. The Fund and the Transfer Agent permit brokers, dealers and other financial intermediaries to submit exchange requests on behalf of their customers, unless that authority has been revoked. The Fund or the Transfer Agent may limit or refuse exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

INVESTMENT PLANS AND SERVICES

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. AccountLink lets you:

  transmit funds electronically to purchase shares by internet, by telephone or automatically through an Asset Builder Plan. The purchase payment will be debited from your bank account.
  have the Transfer Agent send redemption proceeds or dividends and distributions directly to your bank account.

     AccountLink privileges should be requested on your account application or on your broker-dealer's settlement instructions if you buy your shares through a broker-dealer. For an established account, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on the account as well as to the financial intermediary's representative of record unless and until the Transfer Agent terminates or receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change you make to your bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders on the account. Please call the Transfer Agent for more information.

Asset Builder Plan. Under an Asset Builder Plan, you may purchase shares of the Fund automatically. An Asset Builder Plan is available only if you have established AccountLink with a bank or other financial institution. Payments to purchase Fund shares will be debited from your linked account.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the account application. To add an Asset Builder Plan to an existing account, use the Asset Builder Enrollment Form. You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement the requested changes. For more details, see the account application, the Asset Builder Enrollment Form and the Statement of Additional Information. Those documents are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Automatic Redemption and Exchange Plans. The Fund has several plans that enable you to redeem shares automatically or exchange them for shares of another Oppenheimer fund on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Less Paper, Less Waste. To avoid sending duplicate copies of Fund materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called "householding," benefits the Fund through lower printing costs and reduced mailing expense.

If you prefer to receive multiple copies of these materials, you may call the Transfer Agent at the number on the back of this prospectus or you may notify the Transfer Agent in writing. Multiple copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund's assets on an ongoing basis, over time it will increase the cost of your investment.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B and Class C. Altogether, these fees increase the Class B and Class C annual expenses by 1.00%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund's assets on an on going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

     Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B and Class C shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

     Class B Shares: The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor normally retains the Class B asset-based sales charge. For ongoing purchases of Class B shares by certain retirement plans, the Distributor may pay the intermediary the asset-based sales charge and service fee during the first year after purchase instead of paying a sales concession and the first year's service fees at the time of purchase. See the Statement of Additional Information for exceptions.

     Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee, that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. See the Statement of Additional Information for exceptions to these arrangements.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or to service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

      The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include your securities broker, dealer or financial advisor, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

     The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for each class of shares from net tax-exempt income and/or net taxable investment income each regular business day and to pay those dividends monthly. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. The amount of those dividends and any other distributions paid on other classes of shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and other distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of ordinary income and exempt-interest dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Options for Receiving Dividends and Distributions. When you open your Fund account, you can specify on your application how you want to receive distributions of dividends and capital gains. To change that option, you must notify the Transfer Agent. There are four payment options available:

  Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
  Reinvest Only Dividends or Capital Gains. You can elect to reinvest some types of distributions in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink. Different treatment is available for distributions of dividends, short-term capital gains and long-term capital gains.
  Receive All Distributions in Cash. You can elect to receive all dividends and capital gains distributions by check or have them sent to your bank through AccountLink.
  Reinvest Your Distributions in Another Oppenheimer Fund. You can reinvest all of your dividends and capital gains distributions in another Oppenheimer fund that is available for exchanges. You must have an existing account in the same share class in the selected fund.

TAXES. Dividends paid from net investment income earned by the Fund on tax-exempt municipal securities will be excludable from gross income for federal income tax purposes. All or a portion of the dividends paid by the Fund that are derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the federal alternative minimum tax. The portion of the Fund's exempt-interest dividends that was a tax preference item for the most recent calendar year is available on the OppenheimerFunds website at www.oppenheimerfunds.com. Under the heading "Planning and Research," click on the link "Tax Center" and under the "Your Investment Service Center" heading, click "Supplemental Tax Information," then click the link "Municipal Income/Tax Preference Percentage Tables." Finally, under the heading "Exempt-interest Dividends" click "Tax Preference Percentages," which brings up the 2009 Alternative Minimum Tax percentages for your Fund.  This amount will vary from year to year.

Dividends and capital gains distributions may be subject to federal, state or local taxes. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion of these gains may be taxable to you as ordinary income rather than capital gains. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

After the end of each calendar year the Fund will send you and the Internal Revenue Service statements showing the amount of any taxable distributions you received in the previous year and will separately identify any portion of these distributions that qualify for taxation as long-term capital gains or for any other special tax treatment.

Arizona Tax Considerations. Interest on obligations of the State of Arizona, its political subdivisions and instrumentalities is exempt from Arizona personal income tax if such obligations are issued pursuant to a provision of Arizona law that contains an express exemption from such tax or the interest on such obligations is excluded from gross income for federal income tax purposes. Income derived from direct obligations of the U.S. government or its authorities, commissions, instrumentalities or territories (including Puerto Rico, Guam and the Virgin Islands) is exempt from Arizona personal income tax. The Arizona Department of Revenue has ruled that dividends paid by a regulated investment company, such as the Fund, are exempt from Arizona state income tax to the extent such dividends are derived by the Fund from interest on such exempt obligations. For purposes of Arizona income taxation, distributions from the Fund that are derived from interest on other types of obligations (i.e., obligations the interest on which is not exempt from Arizona state income tax) will be taxable as ordinary income, whether paid in cash or reinvested in additional shares. Obligations the interest on which is not exempt from Arizona state income tax include indirect U.S. Government obligations (e.g., Ginnie Maes and Fannie Maes) and obligations of other states and their political subdivisions. Distributions of net capital gains (both short- and long-term net capital gains) are not exempt from Arizona income taxation and are taxed at ordinary income tax rates. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for Arizona personal income tax purposes.

     Every year your Fund will send you and the Internal Revenue Service a statement showing the amount of any taxable distribution you received in the previous year. The Fund will also send you a separate statement summarizing the total distributions paid by that Fund.

Other Taxability Risk Considerations. It is possible that, because of events occurring after the date of its issuance, a municipal security owned by the Fund will be determined to pay interest that is includable in gross income for purposes of the federal income tax, and that determination could be retroactive to the date of issuance. Such a determination may cause a portion of prior distributions to shareholders to be taxable to shareholders in the year of receipt.

Legislation affecting tax-exempt municipal securities is often considered by the United States Congress and legislation affecting the exemption of interest or other income thereon for purposes of taxation by a state may be considered by the state's legislature. Court proceedings may also be filed, the outcome of which could modify the tax treatment of a state's municipal securities. There can be no assurance that legislation enacted or proposed, or actions by a court, after the date of issuance of a municipal security will not have an adverse effect on the tax status of interest or other income or the market value of that municipal security. Please consult your tax adviser regarding pending or proposed federal and state tax legislation, court proceedings and other tax considerations.

Qualification as a Regulated Investment Company. The Fund intends each year to qualify as a "regulated investment company" under the Internal Revenue Code, but reserves the right not to qualify. The Fund qualified during its most recent fiscal year. The Fund, as a regulated investment company, will not be subject to federal income taxes on any of its income, provided that it satisfies certain income, diversification and distribution requirements.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$8.32	$12.23	$14.30	$13.80
Income (loss) from investment operations:
Net investment income[2]	.72	.78	.82	.37
Net realized and unrealized gain (loss)	2.52	(4.01)	(2.23)	.39
Total from investment operations	3.24	(3.23)	(1.41)	.76
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.68)	(.68)	(.66)	(.26)
Net asset value, end of period	$10.88	$8.32	$12.23	$14.30

Total Return, at Net Asset Value[3]	40.05%	(27.14)%	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,789	$21,065	$28,388	$10,308
Average net assets (in thousands)	$26,453	$26,349	$22,842	$ 6,676
Ratios to average net assets:[4]
Net investment income	7.22%	7.40%	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.02%	0.99%	0.98%	2.60%
Interest and fees from borrowings	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	--	0.26%	0.59%	0.14%
Total expenses	1.43%	1.95%	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.12%	1.06%	1.39%	0.94%
Portfolio turnover rate	9%	44%	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expenses ratio is higher due to the Fund's limited operating history.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses," excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class B Year Ended March 31,	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$8.32	$12.22	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.62	.70	.72	.31
Net realized and unrealized gain (loss)	2.54	(4.00)	(2.23)	.39
Total from investment operations	3.16	(3.30)	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.60)	(.56)	(.21)
Net asset value, end of period	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	38.87%	(27.64)%	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,329	$228	$164	$80
Average net assets (in thousands)	$ 740	$277	$138	$44
Ratios to average net assets:[4]
Net investment income	6.02%	6.83%	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	2.05%	1.98%	3.22%	11.35%
Interest and fees from borrowings	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	--	0.26%	0.59%	0.14%
Total expenses	2.46%	2.94%	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.94%	1.81%	2.14%	1.69%
Portfolio turnover rate	9%	44%	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expenses ratio is higher due to the Fund's limited operating history.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses," excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

Class C Year Ended March 31,	2010	2009	2008	2007[1]
Per Share Operating Data
Net asset value, beginning of period	$8.32	$12.22	$14.29	$13.80
Income (loss) from investment operations:
Net investment income[2]	.63	.70	.72	.29
Net realized and unrealized gain (loss)	2.53	(4.00)	(2.23)	.41
Total from investment operations	3.16	(3.30)	(1.51)	.70
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.60)	(.56)	(.21)
Net asset value, end of period	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	38.89%	(27.63)%	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,909	$3,764	$3,811	$1,284
Average net assets (in thousands)	$6,171	$4,322	$2,997	$ 411
Ratios to average net assets:[4]
Net investment income	6.30%	6.72%	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.88%	2.04%	1.94%	4.20%
Interest and fees from borrowings	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	--	0.26%	0.59%	0.14%
Total expenses	2.29%	3.00%	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.90%	1.81%	2.14%	1.69%
Portfolio turnover rate	9%	44%	53%	0%

1. For the period from October 10, 2006 (commencement of operations) to March 31, 2007.
2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.
5. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
6. Total expenses ratio is higher due to the Fund's limited operating history.

7. Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses," excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-21877 SP0582.001.0710

Oppenheimer
Rochester State Specific Municipal Funds

Rochester Arizona Municipal Fund              Rochester Minnesota Municipal Fund
Rochester Maryland Municipal Fund               Rochester North Carolina Municipal Fund
Rochester Massachusetts Municipal Fund       Rochester Ohio Municipal Fund
Rochester Michigan Municipal Fund               Rochester Virginia Municipal Fund

NYSE Ticker Symbols

Class A     ORAZX
Class B     ORBZX
Class C     ORCZX

Statement of Additional Information July 29, 2010

This document contains additional information about the Fund and supplements information in the Prospectus dated July 29, 2010.
This Statement of Additional Information ("SAI") is not a prospectus.  It should be read together with the Prospectus, which may be obtained by writing to the Fund's transfer agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the transfer agent at the toll-free number shown below, or by downloading it from the OppenheimerFunds website at www.oppenheimerfunds.com.

Any reference to the term "Fund" or "Funds" throughout this SAI refers to each fund named above, unless otherwise indicated.
6803 South Tucson Way, Centennial, Colorado 80112-3924 1.800.CALL OPP (225.5677)

Inside Front Cover

To Summary Prospectus

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities in which the Fund can invest. Additional information is also provided about the strategies that the Fund may use to try to achieve its investment objective.

The composition of the Fund's portfolio and the techniques and strategies that the Fund uses in selecting portfolio securities may vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its investment objective. It may use some of the investment techniques and strategies only at some times or it may not use them at all.

The Fund's municipal securities that are held to maturity are redeemable by the security's issuer at full principal value plus accrued interest. The values of those securities held by the Fund, however, may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security will normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

Those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. The Fund may dispose of securities prior to their maturity for investment purposes. In that case, the Fund could realize a capital gain or loss on the sale.

There are variations in the credit quality of municipal securities, both within a particular rating category and between categories. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Unless the Prospectus or SAI states that an investment percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except for borrowing and investments in illiquid securities). This means the Fund does not have to buy or sell securities solely to meet percentage limits if those limits were not met because the value of the investment changed in proportion to the size of the Fund.

The Fund's Main Investment Policies

Municipal Securities. The types of municipal securities in which the Fund may invest and the Fund's principal investment strategies are described in the prospectus under "Principle Investment Strategies" and "About the Fund's Investments". Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

Under normal market conditions, and as a fundamental policy, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities the income from which, in the opinion of counsel to the issuer of each security, is exempt from both federal and state individual income tax, which may include securities of issuers located outside of the Fund's state such as U.S. territories, commonwealths and possessions. Securities that generate income subject to alternative minimum tax (AMT) will count towards the Fund's 80% requirement. The Fund selects investments without regard to this type of tax treatment.

Municipal Bonds. Long-term municipal securities which have a maturity of more than one year (when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" bonds and "revenue" bonds (including "private activity" bonds). They may have fixed, variable or floating rates of interest or may be "zero-coupon" bonds, as described below.

Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn that could reduce the Fund's yield.

General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state's or local government's proportionate share of the tobacco Master Settlement Agreement ("MSA") (as described in the section titled "Tobacco Related Bonds"). Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

Although the principal security for revenue bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

Private Activity Bonds. The Tax Reform Act of 1986 amended and reorganized the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), including the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law). The proceeds from private activity bonds are used to finance various non-governmental privately owned and/or operated facilities. Under the Internal Revenue Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if (i) the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and (ii) certain tests are met. The types of facilities that may be financed with exempt facility bonds include airports, docks and wharves, water furnishing facilities, sewage facilities, solid waste disposal facilities, qualified residential rental projects, hazardous waste facilities and high speed intercity rail facilities. The types of facilities that may be financed with 501(c)(3) bonds include hospitals and educational facilities that are owned by 501(c)(3) organizations.

Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

Moreover, a private activity bond of certain types that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities financed by the bond, or a "related person" of such a substantial user. Generally a "substantial user" is a non-exempt person who regularly uses part of a facility in a trade or business.

Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities. The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds. The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject. If such qualified private activity bonds are held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

Auction Rate Securities. Auction rate securities are municipal debt instruments with long-term nominal maturities for which the interest rate is reset at specific shorter frequencies (typically every 7-35 days) through a "dutch" auction process. A dutch auction is a competitive bidding process used to determine rates on each auction date. In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate at which all the securities can be sold at par. This "clearing rate" is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

Some municipal lease securities may be deemed to be "illiquid" securities. The Manager may determine that certain municipal leases are liquid under specific guidelines that require the Manager to evaluate:

  the frequency of trades and price quotations for such securities;
  the number of dealers or other potential buyers willing to purchase or sell such securities;
  the availability of market-makers; and
  the nature of the trades for such securities.

While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

TOBACCO RELATED BONDS. The Fund may invest in two types of tobacco related bonds: (i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the MSA described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest up to 25% (measured at the time of purchase) of its total assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto Rico and Guam) and the four largest (now three) U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson (merged with RJ Reynolds in 2004), and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus the risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as other factors. The actual amount of future settlement payments is dependent on many factors including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

On June 22, 2009, President Obama signed into law the "Family Smoking Prevention and Tobacco Control Act" which extends the authority of the U.S. Food and Drug Administration to encompass the regulation of tobacco products. Among other things, the legislation authorizes the FDA to adopt product standards for tobacco products, restrict advertising of tobacco products, and impose stricter warning labels. FDA regulation of tobacco products could result in greater decreases in tobacco consumption than originally forecasted.  On August 31, 2009, a number of tobacco manufacturers filed suit in federal court in Kentucky alleging that certain of the provisions of the FDA Tobacco Act restricting the advertising and marketing of tobacco products are inconsistent with the freedom of speech guarantees of the First Amendment of the United States Constitution. The suit does not challenge Congress' decision to give the FDA regulatory authority over tobacco products or the vast majority of the provisions of the law.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund's net asset value.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds"). STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation. Although specific provisions may vary among states, "subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) the issuer's general funds. Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually. While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers the STA Tobacco Bonds to be "municipal securities" for purposes of its concentration policies.

Litigation Challenging the MSA. The participating manufacturers and states in the MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although several such challenges have survived initial appellate review of motions to dismiss or have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation.

New York state officials are defendants in a lawsuit pending in the United States District Court for the Southern District of New York in which cigarette importers allege that the MSA and/or related legislation violates federal antitrust laws and the Commerce Clause of the United States Constitution. In a separate proceeding pending in the same court, plaintiffs assert the same theories against not only New York officials but also the Attorneys General for thirty other states. The United States Court of Appeals for the Second Circuit has held that the allegations in both actions, if proven, establish a basis for relief on antitrust and Commerce Clause grounds and that the trial courts in New York have personal jurisdiction sufficient to enjoin other states' officials from enforcing their MSA-related legislation. On remand in those two actions, one trial court has granted summary judgment for the New York officials and lifted a preliminary injunction against New York officials' enforcement against plaintiffs of the state's "allocable share" amendment to the MSA's Model Escrow Statute; the other trial court has held that plaintiffs are unlikely to succeed on the merits. The former decision is on appeal to the United States Court of Appeals for the Second Circuit.

In another action, the United States Court of Appeals for the Fifth Circuit reversed a trial court's dismissal of challenges to MSA-related legislation in Louisiana under the First and Fourteenth Amendments to the United States Constitution. On remand in that case, and in another case filed against the Louisiana Attorney General, trial courts have granted summary judgment for the Louisiana Attorney General. One of those decisions is on appeal to the United States Court of Appeals for the Fifth Circuit. The deadline to appeal the other decision has not yet expired.

The United States Courts of Appeals for the Sixth, Eighth, Ninth and Tenth Circuits have affirmed dismissals or grants of summary judgment in favor of state officials in four other cases asserting antitrust and constitutional challenges to the allocable share amendment legislation in those states.

Another proceeding has been initiated before an international arbitration tribunal under the provisions of the North American Free Trade Agreement. A hearing on the merits that was scheduled for June 2009 has been continued.

The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke." Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

The MSA does not release participating manufacturers from liability in either individual or class action cases. Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA. In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages. Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch, Inc. ("Fitch") represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

Below-investment-grade securities (also referred to as "junk bonds") may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use similar ratings as standards for investments in accordance with the Fund's investment policies.

The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. Government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in an Appendix to this SAI. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of those unrated issues. The Manager will use criteria similar to those used by the rating agencies and assign a rating category to a security that is similar to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and particular facility.

Special Risks of Below-Investment-Grade Securities. The Fund may invest in municipal securities rated below-investment-grade up to the limits described in the Prospectus. Lower-grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade, they may be subject to special risks and have some speculative characteristics.

U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal and state income tax. Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, the Virgin Islands, Guam, or the Northern Mariana Islands. Additionally, the Fund's investments could be affected by economic, legislative, regulatory or political developments affecting issuers in those territories, commonwealths or possessions. A discussion of the special considerations relating to the Fund's municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in an Appendix to this SAI.

A discussion of the special considerations relating to the Fund's state municipal obligations and other factors or economic conditions in those territories, commonwealths or possessions is provided in Appendix B to this SAI.

Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short term securities. As short term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed rate security having similar credit quality, redemption provisions and maturity. The Fund can expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.

An inverse floater is typically created by a trust that divides a municipal security into two securities: a short term tax-free floating rate security (sometimes referred to as a "tender option bond") and a long-term tax-exempt floating rate security (referred to as a residual certificate" or "inverse floater") that pays interest at rates that move in the opposite direction of the yield on the short term floating rate security. The purchaser of a "tender option bond" has the right to tender the security periodically for repayment of the principal value. As short-term interest rates rise, inverse floaters produce less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, inverse floaters produce more current income.

To facilitate the creation of inverse floaters, the Fund may purchase a municipal security and subsequently transfer it to a broker-dealer (the sponsor), which deposits the municipal security in a trust. The trust issues the residual certificates and short-term floating rate securities. The trust documents enable the Fund to withdraw the underlying bond to unwind or "collapse" the trust (upon tendering the residual certificate and paying the value of the short-term bonds and certain other costs). The Fund may also purchase inverse floaters created by municipal issuers directly or by other parties that have deposited municipal bonds into a sponsored trust.

The Fund may also purchase inverse floaters created when another party transfers a municipal security to a trust. The trust then issues short term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed rate security, multiplied by a factor of two, minus the rate paid on the short term instrument.

Inverse floaters may offer relatively high current income, reflecting the spread between long term and short term tax-exempt interest rates. As long as the municipal yield curve remains positively sloped, and short term rates remain low relative to long term rates, owners of inverse floaters will have the opportunity to earn interest at above market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long term security having similar credit quality, redemption provisions and maturity.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forbearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

Because of the accounting treatment for inverse floaters created by the Fund's transfer of a municipal bond to a trust, the Fund's financial statements will reflect these transactions as "secured borrowings," which affects the Fund's expense ratios, statements of income and assets and liabilities and causes the Fund's Statement of Investments to include the underlying municipal bond.

Floating Rate and Variable Rate Obligations. Floating or variable rate obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is based on a market rate, such as the percentage of LIBOR, the SIFMA Municipal Swap index or a bank's prime rate and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a specified market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rates on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven days are subject to the Fund's limitations on investments in illiquid securities.

Other Investments and Investment Strategies

The Fund may also use the following types of investments and investment strategies.

Percentage of LIBOR Notes (PLNs). The Fund may invest in Percentage of LIBOR Notes ("PLNs") which are variable rate municipal securities based on the London Interbank Offered Rate ("LIBOR"), a widely used benchmark for short-term interest rates and used by banks for interbank loans with other banks. The PLN typically pays interest based on a percentage of a LIBOR rate for a specified time plus an established yield premium. Due to their variable rate features, PLNs will generally pay higher levels of income in a rising short-term interest rate environment and lower levels of income as short-term interest rates decline. In times of substantial market volatility, however, the PLNs may not perform as anticipated. The value of a PLN also may decline due to other factors, such as changes in credit quality of the underlying bond.

The Fund also may invest in PLNs that are created when a broker-dealer/sponsor deposits a municipal bond into a trust created by the sponsor. The trust issues a percentage of LIBOR floating rate certificate (i.e., the PLN) to the Fund and a residual interest certificate to third parties who receive the remaining interest on the bond after payment of the interest distribution to the PLN holder and other fees.

Because the market for PLNs is relatively new and still developing, the Fund's ability to engage in transactions using such instruments may be limited. There is no assurance that a liquid secondary market will exist for any particular PLN or at any particular time, and so the Fund may not be able to close a position in a PLN when it is advantageous to do so.

When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction the Fund will identify on its books liquid securities of any type with a value at least equal to the purchase commitments until the Fund pays for the investment.

When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank. However, securities having this feature may have a relatively lower interest rate.

When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax-exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. Repurchase agreements may be acquired for temporary defensive purposes, to maintain liquidity to meet anticipated share redemptions, pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the purchaser buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. Vendors must meet credit requirements set by the Manager from time to time.

The majority of repurchase transactions run from day-to-day and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements that have a maturity beyond seven days are subject to limits on illiquid investments. There is no limit on the amount of assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements are considered "loans" under the Investment Company Act and are collateralized by the underlying security. Repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the repurchase price on the delivery date, there may be costs incurred in disposing of the collateral and losses if there is a delay in the ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. Government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements.  A reverse repurchase agreement is the sale of an underlying debt obligation and the simultaneous agreement to repurchase it at an agreed-upon price and date. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the cost of the obligation to repurchase them. The Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. These agreements are considered borrowings and are subject to the asset coverage requirement under policies on borrowing.

Borrowing and Leverage. The Fund can borrow from banks for investment-related purposes such as purchasing securities believed to be desirable by the Manager when available, funding amounts necessary to unwind or "collapse" trusts that issued "inverse floaters" to the Fund, or to contribute to such trusts to enable them to make tenders of their other securities by the holders. The Fund also can borrow from banks and other lenders to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed funds in portfolio securities, it is using a speculative investment technique known as "leverage." Under the Fund's investment policies, the Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Fund. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. When the Fund borrows, it earmarks securities on its books in an amount equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

The Fund may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund will pay interest on loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, borrowing might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

The Fund participates in a secured line of credit (the "Line of Credit") with certain conduit facilities, Citibank, N.A., and other banks. The Line of Credit enables the Fund to participate with certain other Oppenheimer funds in a committed, secured borrowing facility which permits borrowings of up to $2,250,000,000, in the aggregate by the participants. The Line of Credit is required to be operated in compliance with the terms of an exemptive order issued by the SEC to Citicorp North America, Inc. ("Citicorp"), which acts as agent for the lenders under the Line of Credit. That Line of Credit can be used to purchase securities for investment or for other business purposes. The Fund's Board determined that the Fund's participation in the Line of Credit is consistent with the Fund's investment objective and policies and is in the best interests of the Fund and its shareholders. To facilitate the lender's willingness to increase the amount available to the Fund and other affiliated funds that are borrowers under that loan facility, the Manager has used its own resources to fund certain collateral accounts for the potential benefit of one of the lenders, Citibank in connection with another investment program unrelated to the Fund or the loan. The Manager has received no compensation from the Fund or the lender for establishing that collateral account or in connection with the increase in the Line of Credit available to the Fund and its affiliated funds.

Loans are typically secured by assets of the Fund. Liquidity support for loans from the Line of Credit facility is provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. Interest is charged to the Fund, based on its borrowings, at current commercial rates. The Fund has paid its pro rata portion of a loan commitment fee for the Line of Credit and the recent increase thereto, and pays additional fees annually to the lender on its outstanding borrowings to manage and administer the facility. The Fund can prepay such loans and terminate its participation in the Line of Credit at any time upon prior notice. As a borrower under the Line of Credit, the Fund has certain rights and remedies under state and federal law comparable to those it would have with respect to a loan from a bank.

Illiquid and Restricted Securities. Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Under the policies and procedures established by the Board, the Manager determines the liquidity of portfolio investments. The Manager monitors holdings of illiquid and restricted securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Among the types of illiquid securities are repurchase agreements maturing in more than seven days.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Loans of Portfolio Securities. Securities lending pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), may be used to attempt to increase income. Loans of portfolio securities are subject to the restrictions stated in the Prospectus and must comply with all applicable regulations and with the Fund's Securities Lending Procedures adopted by the Board. The terms of any loans must also meet applicable tests under the Internal Revenue Code.

There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Fund's securities lending procedures and applicable regulatory requirements (which are subject to change), the Fund must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities. If the Fund receives cash collateral from the borrower, the Manager, in its capacity as the Fund's collateral administrator, may invest that cash in certain high quality, short-term investments, including in money market funds advised by the Manager. The Fund will be subject to its proportional share of the expenses of such money market funds, including the advisory fee payable to the Manager or its affiliate as adviser to such funds. The Manager may charge a collateral administration fee of 0.08% on the value of cash collateral invested in other securities. All of the Fund's collateral investments must comply with its securities lending procedures. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the loans must permit the Fund to recall loaned securities on five business days' notice and the Fund will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Fund's investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Fund on 30 days' written notice.

Loans of portfolio securities are limited to not more than 25% of the value of the Fund's net assets.

Liquidity Facility. The Fund can participate in a program offered by ReFlow, LLC ("ReFlow") which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund's costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund's closing net asset value, equal to the amount of the Fund's net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund's net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund's liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

Other Derivative Investments. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Funds if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may:

  sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or
  write covered calls on securities, broadly-based municipal bond indices, interest rate futures or municipal bond index futures.

Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:

  buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures"), and municipal bond indices (these are referred to as "municipal bond index futures").

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

Put and Call Options.  Put options (sometimes referred to as "puts") give the holder the right to sell an asset for an agreed-upon price. Call options (sometimes referred to as "calls") give the holder the right to buy an asset at an agreed-upon price.

Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

  After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
  Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ®, the automated quotation system of The NASDAQ® Stock Market, Inc. or traded in the over-the-counter market.
  Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
  The Fund may write calls on futures contracts whether or not it owns them.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Funds they are taxable as ordinary income.

Writing Uncovered Call Options on Futures Contracts. The Funds may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

Purchasing Puts and Calls. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ®, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not exercised nor sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

The Fund may buy only those puts that relate to securities that it owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures).

When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. These risks of using options and futures include the following:

Selection Risk.  If the Manager uses an option at the wrong time or judges market conditions incorrectly, or if the prices of its options positions are not correlated with its other investments, a hedging strategy may reduce returns or cause losses. If a covered call option is sold on an investment that increases in value, if the call is exercised, no gain will be realized on the increase in the investment's value above the call price. A put option on a security that does not decline in value will cost the amount of the purchase price and without providing any benefit if it cannot be resold.

Liquidity Risk. Losses might also be realized if a position could not be closed out because of illiquidity in the market for an option. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

Leverage Risk. Premiums paid for options are small compared to the market value of the underlying investments. Consequently, options may involve large amounts of leverage, which could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

Correlation Risk. If the Fund sells futures or purchases puts on broadly-based indices or futures to attempt to protect against declines in the value of its portfolio securities, it may be subject to the risk that the prices of the futures or the applicable index will not correlate with the prices of those portfolio securities. For example, the market or the index might rise but the value of the hedged portfolio securities might decline. In that case, the Fund would lose money on the hedging instruments and also experience a decline in the value of the portfolio securities. Over time, however, the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which related hedging instruments are based.

The risk of imperfect correlation increases as the composition of the portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use a greater dollar amount of hedging instruments than the dollar amount of portfolio securities being hedged, particularly if the historical price volatility of the portfolio securities being hedged is more than the historical volatility of the applicable index.

Transaction Costs. Option activities might also affect portfolio turnover rates and brokerage commissions. The portfolio turnover rate might increase if the Fund is required to sell portfolio securities that are subject to call options it has sold or if it exercises put options it has bought. Although the decision to exercise a put it holds is within the Fund's control, holding a put might create an additional reason to purchase a security. There may also be a brokerage commission on each purchase or sale of a put or call option. Those commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. A brokerage commission may also be paid for each purchase or sale of an underlying investment in connection with the exercise of a put or call.

Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their rights to receive interest payments on a security or other reference rate. For example, they might swap the right to receive floating rate payments for the right to receive fixed rate payments.

Interest rate swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made by the Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, the Fund may lose the net amount of contractual interest payments that it has not yet received.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. On any date, amounts payable in the same currency to or from the Fund in respect to one or more swap transactions will be combined and the Fund will receive or be obligated to pay the net amount.

The master netting agreement may also provide that if a counterparty defaults on one swap, the Fund can terminate all of the swaps with that counterparty. The gains and losses on all swaps are netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

The Fund may not enter into swaps with respect to more than 25% of its total assets.

Regulatory Aspects of Derivatives and Hedging Instruments. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon by claiming an exclusion from regulation as a commodity pool operator under the Commodity Exchange Act.

Options transactions are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were purchased, sold or held through one or more different exchanges or are held in one or more accounts or through one or more brokers. Thus, the number of options that can be sold by an investment company advised by the Manager may be affected by options written or held by other investment companies advised by the Manager or affiliated entities. The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under SEC staff interpretations regarding applicable provisions of the Investment Company Act, when a registered investment company purchases a future, it must identify cash or other liquid assets at its custodian bank in an amount equal to the purchase price of the future, less the margin deposit applicable to it.

Temporary Defensive and Interim Investments. The securities the Fund may invest in for temporary defensive purposes include the following:

  short-term municipal securities;
  obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
  corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
  commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
  certificates of deposit of domestic banks with assets of $1 billion or more.

The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares. The income from some of the temporary defensive or interim investments may not be tax-exempt. Therefore, when making those investments, the Fund might not achieve its objective.

Taxable Investments. While the Fund can invest up to 20% of its net assets (plus borrowings for investment purposes) in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. Taxable investments include, for example, hedging instruments, repurchase agreements, and many of the types of securities the Fund would buy for temporary defensive purposes.

At times, in connection with the restructuring of a municipal bond issuer either outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings, the Fund may determine or be required to accept equity or taxable debt securities, or the underlying collateral (which may include real estate) from the issuer in exchange for all or a portion of the Fund's holdings in the municipal security. Although the Manager will attempt to sell those assets as soon as reasonably practicable in most cases, depending upon, among other things, the Manager's valuation of the potential value of such assets in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities or assets in its portfolio for limited period of time in order to liquidate the assets in a manner that maximizes their value to the Fund.

Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in active and frequent short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

Investment Restrictions

Fundamental Policies. The Fund has adopted policies and restrictions to govern its investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which is defined as the vote of the holders of the lesser of:

  67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or
  more than 50% of the outstanding shares.

The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate.  The Fund's most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of the Fund.

  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund cannot invest more than 25% of its total assets in any one industry but can invest more than 25% of its total assets in a group of industries. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to the Fund's respective State's municipal securities.
  The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
  The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.
  The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Currently, under the Investment Company Act, and the Fund's exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. Also, presently under the Investment Company Act, a fund may lend its portfolio securities in an amount not to exceed 33 1/3 percent of the value of its total assets.

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. That means the Fund is not required to sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Percentage limits on borrowing and investments in illiquid securities apply on an ongoing basis.

Investment in Debt Securities Secured by Real Estate. The Investment Company Act requires each registered fund to adopt a fundamental policy regarding investments in real estate and/or commodities. The Fund does not have any restrictions on investments in real estate and/or commodities other than the information set forth in the investment restrictions above. Although the Fund is not expected to invest in real estate, to the extent consistent with its investment objective and its policies, the Fund would be permitted to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate. It is possible that the Fund could, as a result of an investment in debt securities of an issuer, come to hold an interest in real estate if the issuer defaulted on its debt obligations.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. If it qualifies, the Fund does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer (other than government securities and securities of other regulated investment companies), two or more issuers that are engaged in the same or related trades or businesses and are controlled by the Fund, or one or more qualified publicly traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources). Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by private activity bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies, STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds. As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds' industry concentration policies.

Other types of municipal securities that are not considered a part of any "industry" under the Fund's industry concentration policy include: general obligation, government appropriation, municipal leases, special assessment and special tax bonds. Although these types of municipal securities may be related to certain industries, because they are issued by governments or their political subdivisions rather than non-governmental users, these types of municipal securities are not considered a part of an industry for purposes of the Fund's industry concentration policy.

Therefore, the Fund may invest more than 25% of its total assets in these types of municipal securities, which may finance similar types of projects or from which the interest is paid from revenues of similar types of projects. "Similar types of projects" are projects that are related in such a way that economic, business or political developments tend to have the same impact on each similar project. For example, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining economic need for the project, would likely affect all similar projects, thereby increasing market risk. Thus, market changes that affect a security issued in connection with one project also would affect securities issued in connection with similar types of projects.

For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted classifications of industries and groups of related industries. These classifications are not fundamental polices.

Non-Fundamental Restrictions. The Fund has the following additional operating policies that are not "fundamental" and can be changed by the Board without shareholder approval.

  The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules and regulations may be amended or interpreted from time to time.

Disclosure of Portfolio Holdings

While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative processes, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that a portfolio manager is trading on the Fund's behalf.

The Fund, the Manager, the Distributor and the Transfer Agent have therefore adopted policies and procedures regarding the dissemination of information about the Fund's portfolio holdings by employees, officers and directors or trustees of the Fund, the Manager, the Distributor and the Transfer Agent. These policies are designed to assure that non-public information about the Fund's portfolio securities holdings is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of the portfolio holdings disclosure policies and procedures adopted by the Fund.

Portfolio Holdings Disclosure Policies. The Fund, the Manager, the Distributor and the Transfer Agent and their affiliates and subsidiaries, employees, officers, and directors or trustees, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. After they are publicly disclosed, the Fund's portfolio holdings may be released in any appropriate manner.

  Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters, either in its annual or semi-annual report to shareholders or in its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end securities holdings (based on invested assets), listed by security or by issuer, may be posted on the OppenheimerFunds' website (at www.oppenheimerfunds.com) with a 15-day delay. The Fund may post a smaller list of holdings (e.g., the top five or top 10 portfolio holdings), or may not post any holdings, if the Manager believes that would be in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be publicly disclosed with a 15-day delay.

The Fund's complete portfolio holdings positions may be released to the following categories of individuals or entities on an ongoing basis, provided that such individual or entity either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information, or (2) as a member of the Fund's Board, or as an employee, officer or director of the Manager, the Distributor, or the Transfer Agent, or of their legal counsel, is subject to fiduciary obligations (a) not to disclose such information except in compliance with the Fund's policies and procedures and (b) not to trade for his or her personal account on the basis of such information:

  Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entities);
  The Fund's independent registered public accounting firm;
  Members of the Fund's Board and the Board's legal counsel;
  The Fund's custodian bank;
  A proxy voting service designated by the Fund and its Board;
  Rating/ranking organizations (such as Lipper, Inc. and Morningstar, Inc.);
  Portfolio pricing services retained by the Manager to provide portfolio security prices; and
  Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Month-end lists of the Fund's complete portfolio holdings may be disclosed for legitimate business reasons, no sooner than 30 days after the relevant month end, pursuant to special requests and under limited circumstances discussed below, provided that:

  The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
  Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Portfolio and Legal departments must approve the completed request for release of Fund portfolio holdings; and
  Before receiving the data, the third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement, agreeing to keep confidential the information that is not publicly available regarding the Fund's holdings and agreeing not to trade directly or indirectly based on the information.

Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers or dealers with whom the Fund trades and entities that provide investment coverage or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1- 2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

  Brokers and dealers in connection with portfolio transactions (purchases and sales);
  Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services);
  Dealers to obtain price quotations where the fund is not identified as the owner.

Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

  Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant;
  Response to regulatory requests for information (from the SEC, the Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes);
  To potential sub-advisers of portfolios (pursuant to confidentiality agreements);
  To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements);
  Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. The CCO reports to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and makes recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

Advisor Asset Management	Fox-Pitt, Kelton, Inc.	Needham & Company
Alforma Capital Markets	Fraser Mackenzie	Neue Zurcher Bank
Altrushare	Friedman, Billings, Ramsey	Nomura Securities International, Inc.
Altus Investment Management	FTN Equity Capital Markets Corporation	Numis Securities Inc.
American Technology Research	Garp Research & Securities	Oddo Securities
Auerbach Grayson & Company	George K. Baum & Company	Omgeo LLC
Banc of America Securities	GMP Securities L.P.	Oppenheimer & Co., Inc.
Barclays Capital	Goldman Sachs & Company	Pacific Crest
Barnard Jacobs Mellet	Good Morning Securities	Paradigm Capital
BB&T Capital Markets	Goodbody Stockbrokers	Petercam/JPP Eurosecurities
Belle Haven Investments, Inc.	Handelsbanken Markets Securities	Piper Jaffray Company
Beltone Financial	Helvea Inc.	Prager Sealy & Company
Bergen Capital	Hewitt	R. Seelaus & Co., Inc.
Bloomberg	HJ Sims & Co., Inc.	Ramirez & Company
BMO Capital Markets	Howard Weil	Raymond James & Associates, Inc.
BNP Paribas	HSBC Securities	RBC Capital Markets
Brean Murray Carret & Company	Hyundai Securities America, Inc.	RBC Dain Rauscher
Brown Brothers Harriman & Company	ICICI Securities Inc.	Redburn Partners
Buckingham Research Group	Interactive Data	Renaissance Capital
Cabrera Capital	Intermonte	RiskMetrics Group
Callan Associates	Investec	Robert W. Baird & Company
Cambridge Associates	Janco Partners	Rocaton
Canaccord Adams, Inc.	Janney Montgomery Scott LLC	Rogers Casey
Caris & Company	Jefferies & Company	Roosevelt & Cross
Carnegie	Jennings Capital Inc.	Royal Bank of Scotland
Cazenove	Jesup & Lamont Securities	Russell/Mellon
Cheuvreux	JMP Securities	RV Kuhns
Citigroup	Johnson Rice & Company	Sal Oppenheim
Cleveland Research Company	JPMorgan Chase	Salman Partners
CLSA	Kaupthing Securities Inc.	Samsung Securities
Cogent	Keefe, Bruyette & Woods, Inc.	Sandler Morris Harris Group
Collins Stewart	Keijser Securities N.V.	Sandler O'Neill & Partners
Commerzbank	Kempen & Co. USA Inc.	Sanford C. Bernstein & Company, LLC
Contrarian Capital Management, LLC	Kepler Capital Markets	Santander Securities
Cormark Securities	KeyBanc Capital Markets	Scotia Capital
Cowen & Company	KPMG LLP	Seattle-Northwest Securities
Craig-Hallum Capital Group LLC	Kotak Mahindra Inc.	Sidoti & Company LLC
Credit Suisse	Lazard Capital	Siebert Brandford Shank & Company
Crews & Associates	LCG Associates	Simmons & Company
D.A. Davidson & Company	Lebenthal & Company	Societe Generale
Daewoo Securities Company, Ltd.	Leerink Swann	Standard & Poor's
Dahlman Rose & Company	Lipper	Sterne Agee
Daiwa Securities	Loop Capital Markets	Stifel, Nicolaus & Company
Davy	Macquarie Securities	Stone & Youngberg
DeMarche	MainFirst Bank AG	SunGard
DEPFA First Albany Corporation	MassMutual	Suntrust Robinson Humphrey
Desjardins Securities	Mediobanca Securities USA LLC	SWS Group, Inc.
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty and Company LLC	Merrion Stockbrokers Ltd.	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	MF Global Securities	UBS
Duncan Williams	Mirae Asset Securities	UOB Kay Hian (U.S.) Inc.
Dundee Securities	Mitsubishi Financial Securities	Vining & Sparks
DZ Financial Markets	Mizuho Securities USA	Vontobel Securities Ltd.
Edelweiss Securities Ltd.	ML Stern	Wachovia Securities Corporation
Emmet & Co., Inc.	Morgan Keegan	Watson Wyatt
Empirical Research	Morgan Stanley	Wedbush Morgan Securities
Enam Securities	Morningstar	Weeden & Company
Enskilda Securities	Motilal Oswal Securities	West LB
Evaluation Associates	MSCI Barra	WH Mell & Associates
Exane	M&T Securities	William Blair & Company
FactSet Research Systems	Multi-Bank Securities	Wilshire
FBR Capital Markets & Co.	Murphy & Durieu	Winchester Capital Partners, LLC
Fidelity Capital Markets	National Bank Financial	Ziegler Capital Markets Group
First Miami Securities	Natixis Bleichroeder Inc.

How the Fund is Managed

Organization and History

Organization and History. The Fund is an open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in March 2006.

Classes of Shares. The Fund's Board of Trustees (the "Board") is authorized, without shareholder approval, to:

  create new series and classes of shares;
  reclassify unissued shares into additional series and classes; and
  divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.

The Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares:

  has its own dividends and distributions;
  pays certain expenses which may be different for the different classes;
  will generally have a different net asset value;
  will generally have separate voting rights on matters in which interests of one class are different from interests of another class; and
  votes as a class on matters that affect that class alone.

Each share of each class:

  represents an interest in the Fund proportionately equal to the interest of each other share of the same class;
  is freely transferable;
  has one vote at shareholder meetings, with fractional shares voting proportionally;
  may be voted in person or by proxy at shareholder meetings; and
  does not have cumulative voting rights, preemptive rights or subscription rights.

Board of Trustees and Oversight Committees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts and federal law. The Board is led by Brian F. Wruble, an independent trustee, who is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. The Board meets periodically throughout the year to oversee the Fund's activities, review its performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Manager. The Board has an Audit Committee, a Regulatory & Oversight Committee and a Governance Committee. Each Committee is comprised solely of Trustees who are not "interested persons" under the Investment Company Act (the "Independent Trustees"). Mr. Wruble's practice is to attend all meetings of each of the three Committees of the board where he participates in deliberation but does not have a vote.

During the Fund's fiscal year ended March 31, 2010, the Audit Committee held 4 meetings, the Regulatory & Oversight Committee held 5 meetings and the Governance Committee held 4 meetings.

The members of the Audit Committee are David K. Downes (Chairman), Phillip A. Griffiths, Mary F. Miller, Joseph M. Wikler and Peter I. Wold. The Audit Committee selects an independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent Auditors regarding the Fund's internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent Trustees/Directors; (v) reviewing the independence of the Fund's independent Auditors; and (vi) approving in advance the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager. The Audit Committee also reviews reports concerning the valuation of certain investments.

The members of the Regulatory & Oversight Committee are Matthew P. Fink (Chairman), David K. Downes, Phillip A. Griffiths, Joel W. Motley, Mary Ann Tynan and Joseph M. Wikler. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, Transfer Agency and Shareholder Service Agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law. The Regulatory & Oversight Committee also reviews reports from the Manager's Risk Management Department and Chief Compliance Officer among other duties as set forth in the Regulatory & Oversight Committee's Charter. These reports, and others concerning investment, operational and other risks to the Funds are shared with, and discussed by, the full Board.

The members of the Governance Committee are Joel W. Motley (Chairman), Matthew P. Fink, Mary F. Miller, Mary Ann Tynan and Peter I. Wold. The Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, provides the Board with recommendations for voting portfolio securities held by the Fund, monitors the Fund's proxy voting, and coordinates with organizations representing the independent directors of mutual funds among other duties set forth in the Governance Committee's Charter.

The Governance Committee's functions also include the nomination of Trustees/Directors, including Independent Trustees/Directors, for election to the Board. The full Board elects new Trustees/Directors except for those instances when a shareholder vote is required.

The Governance Committee will consider nominees recommended by Independent Trustees/Directors or recommended by any other Board members including Board members affiliated with the Fund's Manager. The Governance Committee may consider the advice and recommendation of the Manager and its affiliates in selecting nominees, but need not do so. Upon Board approval, the Governance Committee may retain an executive search firm to assist in screening potential candidates and may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. To date, the Governance Committee has been able to identify from its own resources an ample number of qualified candidates. However, under the current policy of the Board, if the Board determines that a vacancy exists or is likely to exist, the Governance Committee will include candidates recommended by the Fund's shareholders in its consideration of nominees.

Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, to the attention of the Board of Trustees/Directors of the applicable Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an "interested person" under the Investment Company Act. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other Trustees/Directors, and will contribute to the Board's deliberations. There is no difference in the manner in which the Governance Committee evaluates a nominee based on whether the nominee is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board member that led the Board to conclude that he or she should serve as a Trustee/Director of the Fund.

Each independent trustee/director has served on the Board for the number of years listed below, during the course of which he or she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Trustee's/Director's outside professional experience is outlined in the table of Biographical Information, below.

Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder and Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that, upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law. Although Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Trustees and Officers of the Fund

Except for Mr. Glavin, each of the Trustees is an Independent Trustee. All of the Trustees are also Trustees of the following Oppenheimer funds (referred to as "New York Board Funds"):

Limited Term New York Municipal Fund	Oppenheimer Quest International Value Fund
Oppenheimer Absolute Return Fund	Oppenheimer Real Estate Fund
Oppenheimer AMT-Free Municipals	Oppenheimer Rising Dividends Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Balanced Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Developing Markets Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Discovery Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Global Fund	Oppenheimer Select Value Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Series Fund, Inc.
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Institutional Money Market Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer International Diversified Fund	Oppenheimer Transition 2010 Fund
Oppenheimer International Growth Fund	Oppenheimer Transition 2015 Fund
Oppenheimer International Small Company Fund	Oppenheimer Transition 2020 Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Transition 2025 Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Transition 2030 Fund
Oppenheimer Master International Value Fund, LLC	Oppenheimer Transition 2040 Fund
Oppenheimer Money Market Fund, Inc.	Oppenheimer Transition 2050 Fund
Oppenheimer Multi-State Municipal Trust	OFI Tremont Core Strategies Hedge Fund
Oppenheimer Portfolio Series	Oppenheimer U.S. Government Trust
Oppenheimer Quest Balanced Fund	Rochester Fund Municipals
Oppenheimer Quest Opportunity Value Fund

Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Stein, Glavin, Keffer, Petersen, Vandehey, Wixted, Zack, Legg and Edwards and Mss. Bloomberg, Ives, Ruffle and Bullington, who are officers of the Fund, hold the same offices with one or more of the other New York Board Funds.

Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

As of July 2, 2010, the Trustees and officers of the Fund, as a group, owned less than 1% of any class of shares of the Fund beneficially or of record. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Trustees/Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s) and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Independent Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Each Independent Trustee has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Brian F. Wruble	Board Chairman; Trustee	Since 2007; 2006
David K. Downes	Trustee	Since 2007
Matthew P. Fink	Trustee	Since 2006
Phillip A. Griffiths	Trustee	Since 2006
Mary F. Miller	Trustee	Since 2006
Joel W. Motley	Trustee	Since 2006
Mary Ann Tynan	Trustee	Since 2008
Joseph M. Wikler	Trustee	Since 2006
Peter I. Wold	Trustee	Since 2006

Independent Trustees
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeship/Directorships Held	Portfolios Overseen in Fund Complex
Brian F. Wruble (67) Chairman of the Board, Trustee

Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager's parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Board since April 2001, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
David K. Downes (70) Trustee

Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Mr. Downes has served on the Board since December 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Matthew P. Fink (69) Trustee

Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Mr. Fink has served on the Board since January 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Phillip A. Griffiths (71) Trustee

Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Mr. Griffiths has served on the Board since June 1999, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Mary F. Miller (67) Trustee	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Board since August 2004, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.	58
Joel W. Motley (57) Trustee

Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Mr. Motley has served on the Board since October 2002, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Mary Ann Tynan (64) Trustee

Vice Chair of Board of Trustees of Brigham and Women's/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Ms. Tynan has served on the Board since October 2008, during which time she has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Joseph M. Wikler (69) Trustee

Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Mr. Wikler has served on the Board since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58
Peter I. Wold (62) Trustee

Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Mr. Wold has served on the Board since August 2005, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

		58

Mr. Glavin has served as an Interested Trustee of the Fund since December 2009. Mr. Glavin is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Interested Trustee and Officer
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held	Portfolios Overseen in Fund Complex
William F. Glavin Jr. (51) Trustee, President and Principal Executive Officer

Chairman of the Manager (since 2010); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Fund's (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations.

96

The addresses of the officers in the chart below are as follows: for Messrs. Loughran, Camarella, Cottier, DeMitry, Willis, Stein, Zack, Keffer and Edwards and Mses. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008; for Messrs. Petersen, Vandehey, Legg and Wixted and Mses. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

Each of the officers has served the Fund in the following capacities from the following dates:
	Position(s)	Length of Service
Daniel G. Loughran	Vice President (VP) and Senior Portfolio Manager (PM)	Since 2006 (VP); 2006 (PM)
Scott C. Cottier	Vice President and Senior Portfolio Manager	Since 2006 (VP); 2006 (PM)
Troy E. Willis	Vice President and Senior Portfolio Manager	Since 2006 (VP); 2006 (PM)
Mark R. DeMitry	Vice President and Senior Portfolio Manager	Since 2009 (VP); 2006 (PM)
Michael L. Camarella	Vice President and Associate Portfolio Manager	Since 2009 (VP); 2008 (PM)
Richard A. Stein	Vice President	Since 2007
William F. Glavin, Jr.	President and Principal Executive Officer	Since 2009
Mark S. Vandehey	Vice President and Chief Compliance Officer	Since 2004
Brian W. Wixted	Treasurer and Principal Financial & Accounting Officer	Since 2004
Thomas W. Keffer	Chief Business Officer	Since 2009
Brian Peterson	Assistant Treasurer	Since 2004
Stephanie Bullington	Assistant Treasurer	Since 2008
Robert G. Zack	Secretary	Since 2001
Kathleen T. Ives	Assistant Secretary	Since 2001
Lisa I. Bloomberg	Assistant Secretary	Since 2004
Taylor V. Edwards	Assistant Secretary	Since 2008
Randy G. Legg	Assistant Secretary	Since 2008
Adrienne M. Ruffle	Assistant Secretary	Since 2008

Other Information about the Officers of the Fund
Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Daniel G. Loughran (45) Vice President and Senior Portfolio Manager	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (since April 2001); Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Scott S. Cottier (38) Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager (since September 2002); Portfolio Manager and trader at Victory Capital Management (1999-2002); Senior Portfolio Manager, an officer and trader for the Fund and other Oppenheimer funds.	18
Troy E. Willis (37) Vice President and Senior Portfolio Manager	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009); Senior Portfolio Manager with the Manager (since January 2006); A corporate attorney for Southern Resource Group (1999-2003); Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Mark R. DeMitry (33) Vice President and Senior Portfolio Manager	Vice President and Senior Portfolio Manager of the Manager (since July 2009); Associate Portfolio Manager (September 2006-June 2009); Research Analyst of the Manager (June 2003-August 2006); Credit Analyst of the Manager (July 2001-May 2003); Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Michael L. Camarella (33) Vice President and Associate Portfolio Manager	Assistant Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Manager (since January 2008); Research Analyst of the Manager (April 2006 - December 2007); Credit Analyst of the Manager (June 2003 - March 2006). He is an Associate Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.	18
Richard A. Stein (51) Vice President	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); head of Rochester's Credit Analysis team (since 1993).	18

Name, Age, Position(s)	Principal Occupation(s) During the Past 5 Years	Portfolios Overseen in Fund Complex
Thomas W. Keffer (54) Vice President and Chief Business Officer	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997).	96
Mark S. Vandehey (59) Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).	96
Brian W. Wixted (50) Treasurer and Principal Financial & Accounting Officer

Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).

		96
Brian Petersen (39) Assistant Treasurer	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).	96
Stephanie Bullington (33) Assistant Treasurer	Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).	96
Robert G. Zack (61) Secretary

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001).

		96
Kathleen T. Ives (44) Assistant Secretary

Senior Vice President (since May 2009), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Vice President of the Manager (June 1998-May 2009); Senior Counsel of the Manager (October 2003-May 2008).

		96
Lisa I. Bloomberg (42) Assistant Secretary	Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc.	96
Taylor V. Edwards (42) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005).	96
Randy G. Legg (44) Assistant Secretary	Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager.	96
Adrienne M. Ruffle (32) Assistant Secretary	Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007) and Assistant Counsel (February 2005-April 2009) of the Manager; Associate (September 2002-February 2005) at Sidley Austin LLP.	96

Trustees Share Ownership. The chart below shows information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Supervised Funds.

As of December 31, 2009
	Dollar Range of Shares Beneficially Owned in the Fund	Aggregate Dollar Range of Shares Beneficially Owned in Supervised Funds
Independent Trustees
Brian Wruble	None	Over $100,000
David K. Downes	None	Over $100,000
Matthew P. Fink	None	Over $100,000
Phillip A. Griffiths	None	Over $100,000
Mary F. Miller	None	Over $100,000
Joel W. Motley	None	Over $100,000
Mary Ann Tynan	None	Over $100,000
Joseph M. Wikler	None	Over $100,000
Peter I. Wold	None	Over $100,000
Interested Trustee
William F. Glavin, Jr.	None	Over $100,000

Remuneration of the Officers and Trustees. The officers of the Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The Independent Trustees' total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2009.

Oppenheimer Rochester Arizona Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$94	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$76	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$76	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$84[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$71[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$76[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$43	N/A	$77,238	$140,967

Mary Ann Tynan	$85[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$71[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$71[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $84 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $19 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $5 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $34 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $35 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $44 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Maryland Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$166	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$133	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$133	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$149[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$124[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$133[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$74	N/A	$77,238	$140,967

Mary Ann Tynan	$149[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$124[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$124[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $149 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $34 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $8 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $59 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $62 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $78 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Massachusetts Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$144	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$115	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$115	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$129[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$108[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$115[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$64	N/A	$77,238	$140,967

Mary Ann Tynan	$129[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$108[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$108[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $129 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $30 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $7 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $51 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $54 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $68 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Michigan Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$114	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$91	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$91	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$102[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$85[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$91[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$52	N/A	$77,238	$140,967

Mary Ann Tynan	$103[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$85[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$85[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $102 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $23 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $6 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $42 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $43 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $52 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Minnesota Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$95	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$77	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$77	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$86[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$72[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$77[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$42	N/A	$77,238	$140,967

Mary Ann Tynan	$86[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$72[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$72[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $86 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $20 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $5 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $34 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $36 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $45 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester North Carolina Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$185	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$148	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$148	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$165[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$138[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$148[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$82	N/A	$77,238	$140,967

Mary Ann Tynan	$166[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$138[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$138[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $165 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $38 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $9 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $66 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $69 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $87 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Ohio Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$182	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$146	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$146	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$163[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$136[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$146[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$83	N/A	$77,238	$140,967

Mary Ann Tynan	$165[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$136[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$136[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $163 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $37 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $9 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $67 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $68 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $84 deferred by Mr. Wold under the Compensation Deferral Plan.

Oppenheimer Rochester Virginia Municipal Fund

Name and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Fund[1]	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Fund and Fund Complex
	Fiscal Year Ended March 31, 2010	Fiscal Year Ended March 31, 2010		Year Ended December 31, 2009
Brian F. Wruble[3]	$124	N/A	N/A	$306,793[4]
Chairman of the Board
David Downes[5]	$99	N/A	N/A	$270,557[6]
Audit Committee Chairman and Regulatory & Oversight Committee Member
Matthew P. Fink	$99	N/A	N/A	$180,000
Regulatory & Oversight Committee Chairman and Governance Committee Member
Phillip A. Griffiths	$111[7]	N/A	N/A	$201,280
Audit Committee Member and Regulatory & Oversight Committee Member
Mary F. Miller	$93[8]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member
Joel W. Motley	$99[9]	N/A	N/A	$180,000
Governance Committee Chairman and Regulatory & Oversight Committee Member
Russell S. Reynolds, Jr.[10]	$50	N/A	$77,238	$140,967

Mary Ann Tynan	$109[11]	N/A	N/A	$216,493[12]
Regulatory & Oversight Committee Member and Governance Committee Member
Joseph M. Wikler	$93[13]	N/A	N/A	$168,000
Audit Committee Member and Regulatory & Oversight Committee Member
Peter I. Wold	$93[14]	N/A	N/A	$168,000
Audit Committee Member and Governance Committee Member

1. "Aggregate Compensation From the Fund" includes fees and amounts deferred under the "Compensation Deferral Plan" (described below), if any.
2. "Estimated Annual Benefits Upon Retirement" is based on a single life payment election with the assumption that a Trustee would retire at the age of 75 and would then have been eligible to receive retirement plan benefits with respect to certain New York Board Funds, and in the case of Messrs. Downes and Wruble, with respect to certain other Oppenheimer funds that prior to August 1, 2009, were not New York Board Funds (the "Former Board III Funds"). The New York Board Funds' retirement plan was frozen effective December 31, 2006, and each plan participant who had not yet commenced receiving retirement benefits subsequently received previously accrued benefits based upon the distribution method elected by such participant. A similar plan with respect to the Former Board III Funds was frozen effective December 31, 2007.
3. Mr. Wruble became Chairman of the New York Board Funds on December 31, 2006.
4. Includes $81,793 paid to Mr. Wruble for serving as a director or trustee of the Former Board III Funds.
5. Mr. Downes was appointed as Trustee of the New York Board Funds on August 1, 2007, which was subsequent to the freezing of the New York Board Funds' retirement plan.
6. Includes $90,557 paid to Mr. Downes for serving as a director or trustee of the Former Board III Funds.
7. Includes $111 deferred by Mr. Griffiths under the Compensation Deferral Plan.
8. Includes $27 deferred by Ms. Miller under the Compensation Deferral Plan.
9. Includes $7 deferred by Mr. Motley under the Compensation Deferral Plan.
10. Mr. Reynolds retired from the Board effective December 31, 2009.
11. Includes $40 deferred by Ms. Tynan under the Compensation Deferral Plan
12. Includes $15,703 paid to Ms. Tynan for serving as a director or trustee of the Former Board III Funds.
13. Includes $46 deferred by Mr. Wikler under the Compensation Deferral Plan.
14. Includes $61 deferred by Mr. Wold under the Compensation Deferral Plan.

Retirement Plan for Trustees. The New York Board Funds adopted a retirement plan that provided for payments to retired Independent Trustees of up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee needed to serve as director or trustee for any of the New York Board Funds for at least seven years to be eligible for retirement plan benefits and to serve for at least 15 years to be eligible for the maximum benefit. The Board discontinued the retirement plan with respect to new accruals as of December 31, 2006 (the "Freeze Date"). Each Trustee that continued to serve on the Board of any of the New York Board Funds after the Freeze Date (each such Trustee a "Continuing Board Member") was able to elect to have his accrued benefit as of that date (i.e., an amount equivalent to the actuarial present value of his benefit under the retirement plan as of the Freeze Date) (i) paid at once or over time, (ii) rolled into the Compensation Deferral Plan described below, or (iii) in the case of Continuing Board Members having at least seven years of service as of the Freeze Date paid in the form of an annual benefit or joint and survivor annual benefit. The Board determined to freeze the retirement plan after considering a recent trend among corporate boards of directors to forego retirement plan payments in favor of current compensation.

Compensation Deferral Plan. The Board of Trustees has adopted a Compensation Deferral Plan for Independent Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Trustees' fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

Major Shareholders. As of July 2, 2010 the only persons or entities who owned of record, or who were known by the Fund to own beneficially, 5% or more of any class of the Fund's outstanding shares were:

Name	Address	% Owned	Share Class
Oppenheimer Rochester Arizona Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	38.69%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	5.19%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	58.20%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 322246-6484	5.51%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	29.09%	Class C
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	15.02%	Class C
Oppenheimer Rochester Maryland Municipal Fund
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	15.20%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	14.30%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	13.73%	Class A
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	6.00%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	42.55%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	21.79%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	44.39%	Class C
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	9.67%	Class C
Oppenheimer Rochester Massachusetts Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	5.35%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	5.14%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	12.89%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	38.85%	Class C
Morgan Stanley & Co. Attn Mutual Fund Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	7.22%	Class C
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	6.96%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	5.35%	Class C
Oppenheimer Rochester Michigan Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	27.21%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	40.87%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	23.87%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	19.69%	Class C
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	12.62%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	6.41%	Class C
Oppenheimer Rochester Minnesota Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	33.68%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	29.38%	Class B
Diana F Wegscheid & Gilbert W Wegscheid TR UA May 02 2008 Diana F Wegscheid Rev Trust	P.O. Box 336 New York Mills, MN 56567-0336	7.49%	Class B
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	6.59%	Class B
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	15.83%	Class C
Oppenheimer Rochester North Carolina Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	17.80%	Class A
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	16.54%	Class A
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	7.09%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	5.72%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	63.03%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	5.31%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	20.41%	Class C
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	14.94%	Class C
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	5.10%	Class C
Oppenheimer Rochester Ohio Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	9.59%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	6.97%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	32.81%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn/#97HF2	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	28.61%	Class C
UBS WM USA Omni Account M/F Attn: Department Manager	499 Washington Blvd Floor 9 Jersey City, NJ 07310-2055	9.03%	Class C
Oppenheimer Rochester Virginia Municipal Fund
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	23.28%	Class A
Morgan Stanley & Co. Attn Mutual Fund Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	6.96%	Class A
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	6.86%	Class A
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	49.33%	Class B
MLPF&S For the Sole Benefit of its Customers Attn Fund Admn	4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246-6484	14.87%	Class C
Edward D Jones & Co. Attn Mutual Fund Shareholder Accounting	201 Progress Parkway Maryland Heights, MO 63043-3009	11.12%	Class C
Morgan Stanley & Co. Attn Mutual Fund Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	7.28%	Class C
Citigroup Global Markets Inc. Attn Cindy Tempesta 7th Floor	333 West 34th Street New York, NY 10001-2483	6.55%	Class C

The Manager

The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by portfolio managers and certain other employees ("covered persons") that could compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and/or other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC. It can be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.

Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund ("portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

  The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
  The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.
  The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.
  The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
  The Fund generally supports proposals to allow shareholders the ability to call special meetings.
  The Fund generally supports proposals to allow or make easier shareholder action by written consent.
  The Fund generally votes against proposals to create a new class of stock with superior voting rights.
  The Fund generally votes against proposals to classify a board.
  The Fund generally supports proposals to eliminate cumulative voting.
  The Fund generally opposes re-pricing of stock options without shareholder approval.
  The Fund generally supports proposals to require majority voting for the election of directors.
  The Fund generally supports proposals seeking additional disclosure of executive and director pay information.
  The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.
  The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.
  The Fund generally supports having shareholder votes on poison pills.
  The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.
  In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated. The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

The Fund pays expenses not expressly assumed by the Manager under the investment advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors/Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years were:

Oppenheimer Rochester Arizona Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$142,818
2009	$169,946
2010	$183,264

Oppenheimer Rochester Maryland Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$171,495
2009	$270,115
2010	$342,783

Oppenheimer Rochester Massachusetts Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$178,989
2009	$227,438
2010	$300,771

Oppenheimer Rochester Michigan Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$222,281
2009	$219,519
2010	$204,116

Oppenheimer Rochester Minnesota Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$94,668
2009	$149,793
2010	$195,024

Oppenheimer Rochester North Carolina Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$229,261
2009	$294,526
2010	$384,014

Oppenheimer Rochester Ohio Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$293,977
2009	$338,351
2010	$337,692

Oppenheimer Rochester Virginia Municipal Fund

Fiscal Year ended 03/31	Management Fees Paid to OppenheimerFunds, Inc.
2008	$116,750
2009	$154,374
2010	$344,097

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

The agreement permits the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

The Distributor and another subsidiary of the Manager have been named as defendants in a putative class action filed in federal court in 2010. The plaintiff, a participant in the State of Texas' college savings plan, asserts claims on behalf of all persons who invested in qualified 529 plans managed by these subsidiaries of the Manager and which held investments in a certain mutual fund managed by the Manager and distributed by the Distributor. Plaintiff alleges causes of action for "improper investments," breach of fiduciary duty," and "punitive damages" arising from that fund's investments in 2008 and 2009. The Manager and these subsidiaries believe that the complaint is legally deficient and intend to defend the case vigorously.

Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff"). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella and Marcus V. Franz (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

  Other Accounts Managed. In addition to managing the Fund's investment portfolio, the members of the portfolio management team also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding those portfolios and accounts as of March 31, 2010:

Portfolio Manager	Registered Investment Companies Managed[1]	Total Assets in Registered Investment Companies Managed[2]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Daniel G. Loughran	10	$26,513	None	$0	None	$0
Scott S. Cottier	10	$26,513	None	$0	None	$0
Troy E. Willis	10	$26,513	None	$0	None	$0
Mark R. Demitry	10	$26,513	None	$0	None	$0
Michael L. Camarella	10	$26,513	None	$0	None	$0
Marcus V. Franz	10	$26,513	None	$0	None	$0

1. The Portfolio Managers manage 18 registered investment companies, including the 8 funds covered in this SAI. As of 3/31/10, those funds had the following total assets (in millions, approximate): AZ ($47.1), MD ($87.6), MA ($74.2), MI ($46.8), MN ($46), NC ($96), OH ($81.2), and VA ($107.7).
2. In millions.
3. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers may also manage other funds and accounts. At different times, the Fund's Portfolio Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or they may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Compensation of the Portfolio Managers. The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with a portion of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts' interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of the Fund's most recently completed year-end, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods' results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.

The Lipper benchmark for the Portfolio Managers with respect to the Fund is its state's Lipper - Municipal Debt Funds category. The compensation structure of the other funds and accounts managed by the Portfolio Managers are generally the same as the compensation structure of the Fund, described above.

   Ownership of Fund Shares. As of March 31, 2010, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Daniel G. Loughran	None
Scott S. Cottier	None
Troy E. Willis	None
Mark R. DeMitry	None
Michael L. Camarella	None
Marcus V. Franz	None

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers for that purpose. The advisory agreement authorizes the Manager to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain the "best execution" of the Fund's portfolio transactions. "Best execution" means executing trades in a manner that the total cost or proceeds is the most favorable under the circumstances. Some of the circumstances that may influence this decision are: cost (brokerage commission or dealer spread), size of order, difficulty of order, and the firm's ability to provide prompt and reliable execution.

The Manager need not seek competitive commission bidding. However, the Manager is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board. The Fund is not required to pay the lowest available commission. Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

Most securities purchases made by the Fund are in principal transactions at net prices. (i.e., without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf.  Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security.  Portfolio securities purchased from dealers include a spread between the bid and asked price.  Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

Other funds advised by the Manager have investment policies similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities.  When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the fund's respective net asset sizes and other factors, including the fund's cash flow requirements, investment policies and guidelines and capacity.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling a fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures) that permit the Fund to execute portfolio securities transactions through brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by a broker through which trades are placed or by a third party at the instance of the broker.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Trustees may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board may also permit the Manager to use commissions on fixed-price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended March 31, 2008, 2009 and 2010, none of the Funds covered in this SAI executed transactions or paid commissions to firms that provide research services.

Distribution and Service Arrangements

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges ("CDSCs") retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

Oppenheimer Rochester Arizona Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$116,472	$18,019
2009	$130,474	$20,620
2010	$353,393	$53,373

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$13,930	$2,416	$16,442
2009	$0	$5,506	$12,431
2010	$9,150	$36,687	$34,163

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$29,586	$7	$2,377
2009	$3,206	$3,735	$4,141
2010	$0	$911	$1,822

Oppenheimer Rochester Maryland Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$311,509	$43,122
2009	$168,801	$26,543
2010	$253,232	$37,511

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$29,656	$12,340	$78,065
2009	$1,252	$11,173	$45,397
2010	$186	$12,784	$90,707

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$376	$262	$5,709
2009	$7,619	$2,696	$3,201
2010	$190	$4,144	$2,658

Oppenheimer Rochester Massachusetts Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$216,891	$42,849
2009	$172,147	$29,414
2010	$249,342	$36,443

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$37,835	$13,610	$34,649
2009	$27,949	$17,222	$42,876
2009	$8,965	$18,341	$94,006

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$16,128	$6,060	$1,198
2009	$1,052	$3,890	$2,901
2010	$3,006	$3,422	$5,263

Oppenheimer Rochester Michigan Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$133,681	$20,992
2009	$141,836	$25,525
2010	$295,724	$48,481

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$6,600	$18,827	$41,818
2009	$7,950	$6,456	$19,256
2010	$600	$47,472	$55,599

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$470	$3,348	$4,558
2009	$7,178	$2,231	$4,831
2010	$0	$452	$3,863

Oppenheimer Rochester Minnesota Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$154,517	$23,546
2009	$142,233	$22,702
2010	$470,184	$79,351

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$3,475	$10,686	$15,617
2009	$17	$7,907	$4,492
2010	$4,302	$23,501	$40,656

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$0	$32	$110
2009	$0	$584	$1,163
2010	$0	$4,297	$2,900

Oppenheimer Rochester North Carolina Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$286,810	$37,591
2009	$186,288	$31,432
2010	$444,001	$86,017

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$63,437	$9,381	$39,543
2009	$10,511	$15,869	$38,072
2010	$4,125	$54,238	$112,785

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$139	$6	$2,836
2009	$1,273	$1,914	$3,145
2010	$0	$3,100	$2,699

Oppenheimer Rochester Ohio Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$378,931	$63,995
2009	$179,257	$28,260
2010	$264,064	$44,015

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$42,330	$28,096	$87,181
2009	$18,600	$56,285	$49,389
2010	$30,428	$24,328	$59,425

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$11,997	$478	$9,124
2009	$0	$14,366	$7,407
2010	$0	$35,634	$3,631

Oppenheimer Rochester Virginia Municipal Fund

Class A Sales Charges
Fiscal Year Ended 03/31	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor[1]
2008	$151,335	$29,627
2009	$213,507	$30,046
2010	$838,026	$142,524

Concessions Advanced by Distributor
Fiscal Year Ended 03/31	Concessions on Class A Shares Advanced by Distributor[2]	Concessions on Class B Shares Advanced by Distributor[2]	Concessions on Class C Shares Advanced by Distributor[2]
2008	$10,253	$9,118	$22,278
2009	$24,075	$45,900	$22,643
2010	$18,327	$168,729	$115,690

Contingent Deferred Sales Charges
Fiscal Year Ended 03/31	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
2008	$95	$6	$3,626
2009	$3,783	$479	$4,822
2010	$0	$8,648	$11,670

1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the Distributor.
2.  The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

Distribution and Service (12b-1) Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Independent Trustees are not "interested persons" of the Fund and do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan, in accordance with Rule 12b-1 of the Investment Company Act.

Under the plans, the Manager and the Distributor may make payments to affiliates. In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

A plan continues in effect from year to year only if the Fund's Board and its Independent Trustees/Directors vote annually to approve its continuance at an in person meeting called for that purpose. A plan may be terminated at any time by the vote of a majority of the Independent Trustees/Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the Class of shares to which it applies.

The Board and the Independent Trustees/Directors must approve all material amendments to a plan. An amendment to materially increase the amount of payments to be made under a plan must also be approved by shareholders of any affected class. Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the shareholders of both Class A and Class B, voting separately by class, must approve a proposed amendment to the Class A plan that would materially increase payments under that plan.

At least quarterly while the plans are in effect, the Treasurer of the Fund will provide the Board with separate written reports on the plans for its review. The reports will detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees/Directors.

While each plan is in effect, the Independent Trustees/Directors of the Fund will select and nominate any other Independent Trustees/Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision is made by a majority of the Independent Trustees/Directors.

No payment will be made to any recipient for any share class unless, during the applicable period, the aggregate net asset value of Fund shares of the class held by the recipient (for itself and its customers) exceeds a minimum amount that may be set by a majority of the Independent Trustees/Directors from time to time.

Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (referred to as "recipients") for personal and account maintenance services they provide for their customers who hold Class A shares. Those services may include answering customer inquiries about the Fund, assisting in establishing and maintaining Fund accounts, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Class A service plan permits the Fund to reimburse the Distributor at an annual rate of up to 0.25% of the Class A average net assets. The Distributor makes payments to recipients periodically at an annual rate of not more than 0.25% of the Class A average net assets held in the accounts of the recipient or it customers.

The Distributor does not receive or retain the service fee for Class A share accounts for which the Distributor is listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for those services, the Board has not yet done so, except with respect to shares purchased prior to March 1, 2007 by certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans").

Prior to March 1, 2007, the Distributor paid the 0.25% first year service fee for grandfathered retirement plans in advance and retained the service fee paid by the Fund with respect to those shares for the first year. After those shares are held for a year, the Distributor pays the ongoing service fees to recipients on a periodic basis. If those shares were redeemed within the first year after their purchase, the recipient of the service fees on those shares was obligated to repay the Distributor a pro rata portion of the advance payment of the fees. If those shares were redeemed within 18 months, they were subject to a CDSC. For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year and the shares are not subject to a CDSC.

The table below shows the dollar amount which was retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts, including money paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.  For the fiscal year ended March 31, 2010 payments under the Class A service plan were as follows:

Fund	Total Payments under the Plan	Amount Retained by the Distributor[1]
Oppenheimer Rochester Arizona Municipal Fund[2]	$47,163	$44
Oppenheimer Rochester Maryland Municipal Fund[3]	$85,654	$988
Oppenheimer Rochester Massachusetts Municipal Fund[4]	$83,625	$0
[5]Oppenheimer Rochester Michigan Municipal Fund[5]	$42,259	$27
Oppenheimer Rochester Minnesota Municipal Fund[6]	$62,774	$53
Oppenheimer Rochester North Carolina Municipal Fund[7]	$110,946	$190
Oppenheimer Rochester Ohio Municipal Fund[8]	$91,348	$30
Oppenheimer Rochester Virginia Municipal Fund[9]	$108,299	$54

1. Amounts were retained by the Distributor under the arrangement described above, regarding grandfathered retirement accounts.
2. Includes $26 paid to an affiliate of the Distributor's parent company.
3. Includes $137 paid to an affiliate of the Distributor's parent company.
4. Includes $1,626 paid to an affiliate of the Distributor's parent company.
5. Includes $766 paid to an affiliate of the Distributor's parent company.
6. Includes $1,379 paid to an affiliate of the Distributor's parent company.
7. Includes $2,184 paid to an affiliate of the Distributor's parent company.
8. Includes $1,393 paid to an affiliate of the Distributor's parent company.
9. Includes $1,052 paid to an affiliate of the Distributor's parent company.

Class B and Class C Distribution and Service Plans. Under the Class B and Class C Distribution and Service Plans (each a "Plan" and together the "Plans"), the Fund pays the asset-based sales charge (the "distribution fee") to the Distributor for its services in distributing Class B and Class C shares. The distribution fee allows investors to buy Class B and Class C shares without a front-end sales charge, while allowing the Distributor to compensate dealers that sell those shares. The Distributor may use the service fees it receives under the Plans to pay recipients for providing services similar to the services provided under the Class A service plan, described above.

Payments under the Plans are made in recognition that the Distributor:

  pays sales concessions to authorized brokers and dealers at the time of sale or as an ongoing concession, pays the service fees in advance or periodically, as described below, may finance payment of sales concessions or the advance of the service fee payments to recipients under the Plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of Class B and Class C shares, bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses, may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the Plans and therefore may not be able to offer such Classes for sale absent the Plans, receives payments under the Plans consistent with the service and distribution fees paid by other non-proprietary funds that charge 12b-1 fees, may use the payments under the Plan to include the Fund in various third-party distribution programs that might increase sales of Fund shares, may experience increased difficulty selling the Fund's shares if Plan payments were discontinued, because most competitor funds have plans that pay dealers as much or more for distribution services than the amounts currently being paid by the Fund, and may not be able to continue providing the same quality of distribution efforts and services, or to obtain such services from brokers and dealers, if Plan payments were discontinued.

Distribution fees on Class B shares are generally retained by the Distributor. If a dealer has a special agreement with the Distributor, the Distributor may pay the Class B distribution fees to recipients periodically in lieu of paying the sales concession in advance at the time of purchase. The Distributor retains the distribution fee on Class C shares during the first year and then pays it as an ongoing concession to recipients.

Service fees for the first year after Class B and Class C shares are purchased, are generally paid to recipients in advance. After the first year, the Distributor pays the service fees to recipients periodically. Under the Plans, the Distributor is permitted to retain the service fees or to pay recipients the service fee on a periodic basis, without payment in advance. If a recipient has a special agreement with the Distributor, the Distributor may pay the Class B service fees to recipients periodically in lieu of paying the first year fee in advance. If Class B and Class C shares are redeemed during the first year after their purchase, a recipient of service fees on those shares will be obligated to repay a pro rata portion of the advance payment to the Distributor. Shares purchased by exchange do not qualify for the advance service fee payment.

Class B and Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer. If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the distribution fees paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

Each Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses for a period are more or less than the amounts paid by the Fund under the relevant Plan. During a calendar year, the Distributor's actual expenses in selling Class B and Class C shares may be more than the distribution fees paid to the Distributor under the Plans and the CDSC's collected on redeemed shares. Those excess expenses are carried over on the Distributor's books and may be recouped from distribution fees paid by the Fund in future years. However, the Distributor has voluntarily agreed to cap the amount that may be carried over from year to year and recouped for certain categories of expenses at 0.70% of annual gross sales of shares of the Fund. The capped expenses under the Plans are (i) expenses the Distributor has incurred that represent compensation and expenses of its sales personnel and (ii) other direct distribution costs it has incurred, such as sales literature, state registration fees, advertising and prospectuses used to offer Fund shares. If those categories of expenses exceed the capped amount, the Distributor would bear the excess costs. If a Plan were to be terminated by the Fund, the Fund's Board may allow the Fund to continue payments of the distribution fees to the Distributor for its services in distributing shares before the Plan was terminated.

The distribution and service fees under each Plan are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day. The distribution and service fees increase the annual Class B and Class C expenses by 1.00% of net assets.

Oppenheimer Rochester Arizona Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$7,352	$6,303	$64	$44,880	3.38%
Class C Plan	$61,568	$24,752	$464	$94,857	1.06%

1. Includes $64 paid to an affiliate of the Distributor's parent company.
2. Includes $464 paid to an affiliate of the Distributor's parent company.

Oppenheimer Rochester Maryland Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$14,123	$11,412	$3	$33,173	2.20%
Class C Plan	$244,249	$81,709	$242	$310,198	0.95%

1. Includes $3 paid to an affiliate of the Distributor's parent company.
2. Includes $242 paid to an affiliate of the Distributor's parent company.

Oppenheimer Rochester Massachusetts Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$16,618	$13,797	$116	$36,955	1.95%
Class C Plan	$168,645	$87,656	$2,048	$276,908	1.17%

Oppenheimer Rochester Michigan Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$13,456	$11,055	$0	$85,127	3.97%
Class C Plan	$86,207	$39,620	$66	$184,235	1.39%

Oppenheimer Rochester Minnesota Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$9,835	$8,315	$0	$36,924	2.63%
Class C Plan	$40,040	$23,323	$0	$95,447	1.27%

Oppenheimer Rochester North Carolina Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$18,976	$15,995	$0	$74,036	2.72%
Class C Plan	$190,340	$96,899	$55	$313,532	1.12%

Oppenheimer Rochester Ohio Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$25,309	$20,967	$28	$56,945	2.05%
Class C Plan	$190,677	$51,797	$1,193	$273,566	1.18%

Oppenheimer Rochester Virginia Municipal Fund

Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 03/31/10
Class:	Total Payments Under Plan	Amount Retained by Distributor	Amount Paid to Affiliate	Distributor's Aggregate Unreimbursed Expenses Under Plan	Distributor's Unreimbursed Expenses as % of Net Assets of Class
Class B Plan	$44,671	$40,590	$78	$234,703	3.51%
Class C Plan	$137,831	$86,508	$682	$234,864	1.09%

All payments under the Plans are subject to the limitations imposed by the Conduct Rules of FINRA on payments of distribution and service fees.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of distribution and service (12b-1) plan payments as described above. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the financial intermediary's clients, also as described in this SAI. In addition, the Manager and the Distributor (including their affiliates) may make payments to financial intermediaries in connection with the intermediaries' offering and sales of Fund shares and shares of other Oppenheimer funds, or their provision of marketing or promotional support, transaction processing or administrative services. Among the financial intermediaries that may receive these payments are brokers or dealers who sell or hold shares of the Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan or qualified tuition program administrators, third party administrators, recordkeepers or other institutions that have selling, servicing or similar arrangements with the Manager or the Distributor. The payments to financial intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Types of payments to financial intermediaries may include, without limitation, all or portions of the following, and/or the Fund, or an investor buying or selling Fund shares may pay:

  an initial front-end sales charge, all or a portion of which is payable by the Distributor to financial intermediaries (see the "About Your Account" section in the Prospectus);
  ongoing asset-based distribution and/or service fees (described in the section "About the Fund - Distribution and Service (12b-1) Plans" above);
  shareholder servicing expenses that are paid from Fund assets to reimburse the Manager or the Distributor for Fund expenses they incur for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services (including retirement plan and 529 plan administrative services fees).

In addition, the Manager or Distributor may, at their discretion, make the following types of payments from their own respective resources, which may include profits the Manager derives from investment advisory fees paid by the Fund. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law. These payments are often referred to as "revenue sharing" payments, and may include:

  compensation for marketing support, support provided in offering shares in the Fund or other Oppenheimer funds through certain trading platforms and programs, and transaction processing or other services;
  other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA.

Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the purchase or sale of portfolio securities by the Fund or other Oppenheimer funds, the Manager does not consider a financial intermediary's sales of shares of the Fund or other Oppenheimer funds when choosing brokers or dealers to effect portfolio transactions for the Fund or other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation:

  transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
  program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies' variable annuity or variable life insurance products;
  placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives; or
  firm support, such as business planning assistance, advertising, or educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payments may exceed the cost of providing the services. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

For the year ended December 31, 2009, the following financial intermediaries and/or their affiliates (which in some cases are broker-dealers) offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments (subject to a $5,000 annual minimum threshold) from the Manager or the Distributor for marketing or program support:

A.G. Edwards and Sons, Inc.	IFC Holdings Inc.	Prime Capital Services, Inc.
Advantage Capital Corporation	Independent Financial Group, LLC	Primevest Financial Services, Inc.
Aegon USA	ING Financial Advisers, LLC	Proequities, Inc.
Aetna Life Insurance & Annuity Company	ING Financial Partners	Protective Life and Annuity Insurance Company
AIG Advisor Group, Inc.	ING Life Insurance & Annuity Co.	Protective Life Insurance Company
AIG Life Variable Annuity Company	Invest Financial Corporation	Pruco Securities, LLC
Allianz Life Insurance Company	Investacorp, Inc.	Prudential Investment Management Services, Inc.
Allstate Life Insurance Company	Investment Centers of America	Raymond James & Associates, Inc.
American General Annuity Insurance Company	Janney Montgomery Scott LLC	Raymond James Financial Services, Inc.
American Portfolios Financial Services, Inc.	Jefferson Pilot Securities Corporation	RBC Capital Markets Corporation
Ameriprise Advisor Services, Inc.	JJB Hillard W.L. Lyons, Inc.	RBC Dain Rauscher
Ameriprise Financial Services, Inc.	JP Morgan Securities, Inc.	Robert W. Baird & Co.
Ameritas Life Insurance Company	Kemper Investors Life Insurance Company	Royal Alliance Associates, Inc.
Annuity Investors Life Insurance Company	KMS Financial Services Inc.	Sagepoint Financial Advisors
AXA Advisors, LLC	Lasalle Street Securities LLC	Securities America, Inc.
AXA Equitable Life Insurance Company	Legend Equities Corporation	Securities Service Network
Banc of America Investment Services, Inc.	Lincoln Benefit National Life	Security Benefit Life Insurance Company
Bank of New York Mellon	Lincoln Financial Advisors Corporation	Sigma Financial Corp.
Cadaret Grant & Co.	Lincoln Financial Securities Corporation	Signator Investments, Inc.
Cambridge Investment Research, Inc.	Lincoln Investment Planning, Inc.	SII Investments, Inc.
CCO Investment Services Corporation	Lincoln National Life Insurance Company	Sorrento Pacific Financial LLC
Chase Investment Services Corporation	LPL Financial Corporation	State Farm VP Management Corp.
Citigroup Global Markets, Inc.	Massachusetts Mutual Life Insurance Company	State Street Global Markets, LLC
CitiStreet Advisors LLC	Massmutual Financial Group	Stifel, Nicolaus & Company, Inc.
Citizens Bank of Rhode Island	Merrill Lynch Pierce Fenner & Smith Inc.	Sun Life Assurance Company of Canada (U.S.)
C.M. Life Insurance Company	MetLife Investors Insurance Company	Sun Life Financial Distributors, Inc.
Columbus Life Insurance Company	MetLife Investors Insurance Company - Security First	Sun Life Insurance and Annuity Company (Bermuda) Ltd.
Commonwealth Financial Network	MetLife Securities, Inc.	Sun Life Insurance and Annuity Company of New York
CUNA Brokerage Services, Inc.	Minnesota Life Insurance Company	Sun Life Insurance Company
CUNA Mutual Insurance Society	MML Bay State Life Insurance Company	Sun Trust Securities, Inc.
CUSO Financial Services, LP	MML Investor Services, Inc.	Sunamerica Securities, Inc.
E*TRADE Clearing LLC	MONY Life Insurance Company of America	SunGard Institutional Brokerage Inc.
Edward D. Jones and Company, LP	Morgan Stanley & Co., Incorporated	SunTrust Bank
Essex National Securities, Inc.	Morgan Stanley Dean Witter	Suntrust Investment Services, Inc.
Federal Kemper Life Assurance Company	Morgan Stanley Smith Barney LLC	Thrivent Financial for Lutherans
Financial Network Investment Corporation	Multi-Financial Securities Corporation	Thrivent Investment Management, Inc.
Financial Services Corporation	Nathan and Lewis Securities, Inc.	Towers Square Securities, Inc.
First Clearing LLC	National Planning Corporation	Transamerica Life Insurance Co.
First Global Capital Corporation	National Planning Holdings, Inc.	UBS Financial Services, Inc.
FSC Securities Corporation	Nationwide Financial Services, Inc.	Union Central Life Insurance Company
GE Financial Assurance	New England Securities, Inc.	United Planners' Financial Services of America
GE Life and Annuity Company	New York Life Insurance and Annuity Company	Uvest Investment Services
Genworth Financial, Inc.	NFP Securities Inc.	Valic Financial Advisors, Inc.
Glenbrook Life and Annuity Company	North Ridge Securities Corp.	Vanderbilt Securities LLC
GPC Securities Inc.	Northwestern Mutual Investment Services, LLC	VSR Financial Services, Inc.
Great West Life Insurance Company	NRP Financial, Inc.	Wachovia Securities, LLC
Guardian Insurance & Annuity Company	Oppenheimer & Co. Inc.	Walnut Street Securities, Inc.
H. Beck, Inc.	Pacific Life Insurance Co.	Wells Fargo Advisors, LLC
H.D. Vest Investment Services, Inc.	Park Avenue Securities LLC	Wells Fargo Investments, LLC
Hartford Life & Annuity Insurance Company	Pershing LLC	Wescom Financial Services
Hartford Life Insurance Company	PFS Investments, Inc.	Woodbury Financial Services, Inc.
Hewitt Associates LLC	Phoenix Life Insurance Company
HSBC Securities Inc.	PlanMember Securities
For the year ended December 31, 2009, the following firms (which in some cases are broker-dealers) received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

A.G. Edwards and Sons, Inc.	First Southwest Company	Pershing LLC
Acensus, Inc.	First Trust Corp.	Plan Administrators Inc.
ACS HR Solutions LLC	Geller Group Ltd.	PlanMember Securities
ADP Broker-Dealer, Inc.	Genworth Financial, Inc.	Primevest Financial Services, Inc.
Aetna Life Insurance & Annuity Company	Great West Life Insurance Company	Principal Life Insurance
Alliance Benefit Group	H&R Block Financial Advisors, Inc.	Prudential Investment Management Services, Inc.
American Diversified Distribution, LLC	H.D. Vest Investment Services, Inc.	PSMI Group
American Funds	Hartford Life Insurance Company	Raymond James & Associates, Inc.
American United Life Insurance Co.	Hewitt Associates LLC	Reliance Trust Co.
Ameriprise Financial Services, Inc.	ICMA-RC Services LLC	Robert W. Baird & Co.
Ameritrade, Inc.	Ingham Group	RSM McGladrey, Inc.
AST Trust Company	Interactive Retirement Systems	Schwab Retirement Plan Services Company
AXA Equitable Life Insurance Company	Intuition Systems, Inc.	Scott & Stringfellow, Inc.
Benefit Administration Co.	Invest Financial Corporation	Scottrade, Inc.
Benefit Consultants Group	Janney Montgomery Scott LLC	SII Investments, Inc.
Benefit Plans Administrative Services, Inc.	JJB Hillard W. L. Lyons, Inc.	Southwest Securities, Inc.
Benetech, Inc.	John Hancock Life Insurance Company	Standard Insurance Co.
Boston Financial Data Services, Inc.	JP Morgan Securities, Inc.	Standard Retirement Services, Inc.
Charles Schwab & Co., Inc.	July Business Services	Stanley, Hunt, Dupree & Rhine
Citigroup Global Markets Inc.	Lincoln Benefit National Life	Stanton Group, Inc.
CitiStreet Advisors LLC	Lincoln Investment Planning Inc.	Sterne Agee & Leach, Inc.
City National Investments Trust	LPL Financial Corporation	Stifel Nicolaus & Company, Inc.
Clark Consulting	Marshall & Ilsley Trust Company, Inc.	Sun Trust Securities, Inc.
Columbia Management Distributors, Inc.	Massachusetts Mutual Life Insurance Company	Symetra Investment Services, Inc.
CPI Qualified Plan Consultants	Matrix Settlement & Clearance Services	T. Rowe Price
DA Davidson & Co.	Mercer HR Services	The Princeton Retirement Group
Daily Access. Com, Inc.	Merrill Lynch Pierce Fenner & Smith Inc.	The Retirement Plan Company, LLC
Davenport & Company, LLC	Mesirow Financial, Inc.	Transamerica Retirement Services
David Lerner Associates, Inc.	Mid Atlantic Capital Co.	TruSource
Digital Retirement Solutions	Milliman, Inc.	UBS Financial Services, Inc.
Diversified Advisors Investments Inc.	Morgan Stanley & Co., Incorporated	Unified Fund Services, Inc.
DR, Inc.	Morgan Stanley Dean Witter	Union Bank & Trust Company
Dyatech, LLC	Mutual of Omaha Insurance Company	US Clearing Co.
E*TRADE Clearing LLC	National City Bank	USAA Investment Management Co.
Edward D. Jones and Company, LP	National Deferred Compensation	USI Consulting Group
ExpertPlan.com	National Financial Services LLC	Valic Financial Advisors, Inc.
Ferris Baker Watts, Inc.	National Planning Holdings, Inc.	Vanguard Group
Fidelity Brokerage Services, LLC	New York Life Insurance and Annuity Company	Wachovia Securities, LLC
Fidelity Investments Institutional Operations Co.	Newport Retirement Services	Wedbush Morgan Securities
Financial Administrative Services Corporation	Northwest Plan Services Inc.	Wells Fargo Bank NA
First Clearing LLC	Oppenheimer & Co. Inc.	Wells Fargo Investments, LLC
First Global Capital Corporation	Peoples Securities, Inc.	Wilmington Trust Company

Performance of the Fund

Explanation of Performance Calculations. The use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. The Fund's performance data in advertisements must comply with rules of the SEC, which describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. The Fund may use a variety of performance calculations, including "cumulative total return," "average annual total return," "average annual total return at net asset value," and "total return at net asset value." How these types of returns are calculated are described below.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  An investment in the Fund is not insured by the FDIC or any other government agency.
  The principal value of the Fund's shares, its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

  Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

The symbols above represent the following factors:

a =dividends and interest earned during the 30-day period.
b =expenses accrued for the period (net of any expense assumptions).
c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

  Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

                                       Dividend Yield = dividends paid x 12/maximum offering price (payment date)

The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

  Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions).

Oppenheimer Rochester Arizona Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.54%	6.22%	6.28%	5.98%
Class B	5.77%	N/A	5.59%	N/A
Class C	5.76%	N/A	5.58%	N/A

*Inception: 10/10/06

Oppenheimer Rochester Maryland Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10*
	Standardized Yield		Dividend Yield
Class of Shares	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.58%	5.86%	5.81%	5.54%
Class B	5.11%	N/A	5.13%	N/A
Class C	5.10%	N/A	5.13%	N/A

*Inception: 10/10/06

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.07%	5.78%	6.18%	5.89%
Class B	5.32%	N/A	5.49%	N/A
Class C	5.32%	N/A	5.49%	N/A

*Inception: 7/18/06

Oppenheimer Rochester Michigan Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.04%	6.70%	7.39%	7.04%
Class B	6.27%	N/A	6.69%	N/A
Class C	6.27%	N/A	6.71%	N/A

*Inception: 6/21/06

Oppenheimer Rochester Minnesota Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.38%	5.12%	5.47%	5.21%
Class B	4.62%	N/A	4.79%	N/A
Class C	4.61%	N/A	4.77%	N/A

*Inception: 11/09/06

Oppenheimer Rochester North Carolina Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	5.88%	5.60%	5.87%	5.59%
Class B	5.11%	N/A	5.18%	N/A
Class C	5.12%	N/A	5.18%	N/A

*Inception: 10/10/06

Oppenheimer Rochester Ohio Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	6.48%	6.16%	6.23%	5.94%
Class B	5.72%	N/A	5.55%	N/A
Class C	5.72%	N/A	5.55%	N/A

*Inception: 06/21/06

Oppenheimer Rochester Virginia Municipal Fund

The Fund's Yields for the 30-Day Period Ended 3/31/10
	Standardized Yield		Dividend Yield
Class of Shares*	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge
Class A	7.03%	6.69%	6.62%	6.31%
Class B	6.26%	N/A	5.95%	N/A
Class C	6.26%	N/A	5.94%	N/A

*Inception: 7/18/06

Total Return Information. "Total return" is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class will differ and are measured separately.

There are different types of "total returns." "Cumulative total return" measures the change in value over the entire period (for example, ten years). "Average annual total return" shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses the methodology prescribed by the SEC to calculate its standardized total returns.

In calculating the Fund's total returns, the following sales charges are applied unless the returns are shown at "net asset value" as described below:

  For Class A shares the current maximum sales charge of 4.75% as a percentage of the offering price is deducted from the initial investment ("P" in the formula below).
  For Class B shares, the CDSC for the applicable period is deducted: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.
  For Class C shares, the 1.0% CDSC is deducted for returns for the one-year period.

The Fund's returns are calculated based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formulas below) held for a number of years ("n" in the formulas)

  Average Annual Total Return. The "average annual total return" for each class is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions are reinvested, results in an Ending Redeemable Value ("ERV") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVD") according to the following formula:

  Average Annual Total Return (After Taxes on Distributions and Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years that, assuming all dividends and distributions, adjusted to show the effect of federal taxes calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date, are reinvested, results in an ending value ("ATVDR") after taking into account the effect of capital gains taxes or capital loss tax benefits resulting from the redemption of the shares at the end of the period, each calculated using the highest federal individual capital gains tax rate in effect on the redemption date, according to the following formula:

  Cumulative Total Return. The "cumulative total return" measures the change in value of a hypothetical investment over an entire period of years using some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined according to the following formula:

  Total Returns at Net Asset Value. From time to time the Fund may also quote cumulative or average annual total returns for Class A, Class B, Class C or Class N shares "at net asset value" without deducting the front-end sales charge or CDSC, based on the difference in net asset value per share at the beginning and, taking into consideration the reinvestment of dividends and capital gains distributions, at the end of the specified period.
  Hypothetical Investment Accounts. Fund advertisements or sales literature may also, from time to time, include performance of a hypothetical investment account that includes the total return of shares of the Fund and other Oppenheimer funds as part of an illustration of an asset allocation model or similar presentation.

A number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

  Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
  The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
  The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
  When an investor's shares are redeemed, they may be worth more or less than their original cost.
  An investment in the Fund is not insured by the FDIC or any other government agency.

Performance Data. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI.

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

Oppenheimer Rochester Arizona Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(7.78%)	(3.18%)	33.40%	40.05%	(2.30%)	(0.93%)
Class B	(8.15%)	(5.79%)	33.87%	38.87%	(2.42%)	(1.70%)
Class C	(5.75%)	(5.75%)	37.89%	38.89%	(1.69%)	(1.69%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	33.40%	(2.30%)
After Taxes on Distributions and Redemption of Fund Shares	24.54%	(1.17%)

*Inception: 10/10/06

Oppenheimer Rochester Maryland Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(5.32%)	(0.60%)	31.94%	38.52%	(1.56%)	(0.17%)
Class B	(5.82%)	(3.39%)	32.41%	37.41%	(1.71%)	(0.99%)
Class C	(3.36%)	(3.36%)	36.41%	37.41%	(0.98%)	(0.98%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	31.94%	(1.56%)
After Taxes on Distributions and Redemption of Fund Shares	23.45%	(0.56%)

*Inception: 10/10/06

Oppenheimer Rochester Massachusetts Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(9.14%)	(4.62%)	27.52%	33.88%	(2.56%)	(1.27%)
Class B	(9.56%)	(7.26%)	27.89%	32.89%	(2.68%)	(2.02%)
Class C	(7.45%)	(7.45%)	31.80%	32.80%	(2.07%)	(2.07%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	27.52%	(2.56%)
After Taxes on Distributions and Redemption of Fund Shares	20.72%	(1.36%)

*Inception: 07/18/06

Oppenheimer Rochester Michigan Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(17.87%)	(13.77%)	27.46%	33.82%	(5.08%)	(3.85%)
Class B	(18.20%)	(16.17%)	27.82%	32.82%	(5.18%)	(4.56%)
Class C	(16.25%)	(16.25%)	31.87%	32.87%	(4.59%)	(4.59%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	27.46%	(5.08%)
After Taxes on Distributions and Redemption of Fund Shares	21.12%	(3.39%)

*Inception: 06/21/06

Oppenheimer Rochester Minnesota Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(0.93%)	4.01%	23.21%	29.36%	(0.28%)	1.16%
Class B	(1.28%)	1.32%	23.43%	28.43%	(0.38%)	0.39%
Class C	1.19%	1.19%	27.31%	28.31%	0.35%	0.35%

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	23.21%	(0.27%)
After Taxes on Distributions and Redemption of Fund Shares	17.38%	0.48%

*Inception: 11/09/06

Oppenheimer Rochester North Carolina Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(10.07%)	(5.58%)	31.23%	37.78%	(3.01%)	(1.64%)
Class B	(10.35%)	(8.01%)	31.75%	36.75%	(3.09%)	(2.37%)
Class C	(8.04%)	(8.04%)	35.75%	36.75%	(2.38%)	(2.38%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	31.23%	(3.01%)
After Taxes on Distributions and Redemption of Fund Shares	22.91%	(1.81%)

*Inception: 10/10/06

Oppenheimer Rochester Ohio Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(7.10%)	(2.46%)	26.80%	33.13%	(1.93%)	(0.66%)
Class B	(7.63%)	(5.29%)	27.19%	32.19%	(2.08%)	(1.43%)
Class C	(5.43%)	(5.43%)	31.05%	32.05%	(1.47%)	(1.47%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10
	1-Year	Life of Class
After Taxes on Distributions	26.80%	(1.93%)
After Taxes on Distributions and Redemption of Fund Shares	20.23%	(0.82%)

*Inception: 06/21/06

Oppenheimer Rochester Virginia Municipal Fund

The Fund's Total Returns for the Periods Ended 03/31/10*
	Cumulative Total Returns		Average Annual Total Returns
	Life of Class		1-Year		Life of Class
Class of Shares	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge	After Sales Charge	Without Sales Charge
Class A	(11.27%)	(6.85%)	32.93%	39.56%	(3.18%)	(1.90%)
Class B	(11.79%)	(9.56%)	33.57%	38.57%	(3.33%)	(2.68%)
Class C	(9.70%)	(9.70%)	37.63%	38.63%	(2.72%)	(2.72%)

Average Annual Total Returns for Class A Shares (After Sales Charge) for the Periods Ended 03/31/10*
	1-Year	Life of Class
After Taxes on Distributions	32.93%	(3.18%)
After Taxes on Distributions and Redemption of Fund Shares	24.38%	(1.89%)

*Inception: 09/18/06

Other Performance Comparisons. In its Annual Report to shareholders, the Fund compares its performance to that of one or more appropriate market indices. You can obtain that information by visiting the OppenheimerFunds website at www.oppenheimerfunds.com or by calling the Fund's Transfer Agent at the telephone number shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. The following are examples of some of those comparisons.

     Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its share classes by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors and ranks the performance of regulated investment companies for various periods in categories based on investment styles. Lipper also publishes "peer-group" indices and averages of the performance of all mutual funds in particular categories.

     Morningstar Ratings. From time to time the Fund may publish the "star ratings" of its classes of shares by Morningstar, Inc. ("Morningstar"), an independent mutual fund monitoring service that rates and ranks mutual funds within their specialized market sectors. Morningstar proprietary star ratings reflect risk-adjusted historical total investment returns for funds with at least a three-year performance history. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

     Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or other similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar or the Fund's performance may be compared to the performance of various market indices, other investments, or averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services. The Fund's advertisements and sales literature may also include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions, for example:

  information about the performance of certain securities or commodities markets or segments of those markets, information about the performance of the economies of particular countries or regions, the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, the availability of different types of securities or offerings of securities, information relating to the gross national or gross domestic product of the United States or other countries or regions, comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent by third parties, including comparisons of investor services provided to shareholders of the Oppenheimer funds to those provided by other mutual fund families selected by the rating or ranking services. Those comparisons may be based on the opinions of the rating or ranking service itself, using its research or judgment, or may be based on surveys of investors, brokers, shareholders or others.

Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions, including certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits or instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

About Your Account

The Fund's Prospectus describes how to buy, sell and exchange shares of the Fund and certain other Oppenheimer funds. The information below provides further details about the Fund's policies regarding those share transactions. It should be read in conjunction with the information in the Prospectus. Appendix A of this SAI provides more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain investors and certain types of purchases or redemptions.

Determination of Net Asset Value Per Share. The net asset value ("NAV") per share for each class of shares of the Fund is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The NAV is determined as of the close of business on the New York Stock Exchange ("NYSE") on each day that the NYSE is open. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

Dealers other than NYSE members may conduct trading in municipal securities on days that the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on days when shareholders may not purchase or redeem shares.

Securities Valuation. The Fund's Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

  Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
  The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
  debt instruments that have a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
  The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
  money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
  Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker, or the "bid" price if no "asked" price is available.

In the case of municipal securities the Manager uses pricing services approved by the Board. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services valuations. That monitoring may include comparing prices used for portfolio valuation to the actual sale prices of selected securities.

Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as determined by a pricing service approved by the Board or by the Manager.

Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Board fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets, not directly by shareholders. However, those expenses reduce the net asset value of Fund shares, and therefore are borne indirectly by shareholders.

For calculating the Fund's net asset value, dividends and distributions, the Fund differentiates between two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. Those expenses are first allocated based on the percentage of the Fund's total assets that is represented by the assets of each share class. Such general expenses include management fees, legal, bookkeeping and audit fees, Board compensation, custodian expenses, share issuance costs, interest, taxes, brokerage commissions, and non-recurring expenses, such as litigation costs. Then the expenses allocated to a share class are allotted equally to each outstanding share within a given class.

Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses to the extent that such expenses pertain only to a specific class.

How to Buy Shares

The Oppenheimer Funds. The "Oppenheimer funds" are those mutual funds for which the Distributor acts as distributor and currently include the following:

Oppenheimer AMT-Free Municipals	Money Market Funds:
Oppenheimer AMT-Free New York Municipals	Oppenheimer Cash Reserves
Oppenheimer Balanced Fund	Oppenheimer Institutional Money Market Fund
Oppenheimer Baring SMA International Fund	Oppenheimer Money Market Fund, Inc.
Oppenheimer Core Bond Fund
Oppenheimer California Municipal Fund	Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund	Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund	Oppenheimer Portfolio Series:
Oppenheimer Champion Income Fund	Active Allocation Fund
Oppenheimer Commodity Strategy Total Return Fund	Equity Investor Fund
Oppenheimer Currency Opportunities Fund	Conservative Investor Fund
Oppenheimer Developing Markets Fund	Moderate Investor Fund
Oppenheimer Discovery Fund	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Emerging Markets Debt Fund	Oppenheimer Principal Protected Main Street Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Equity Income Fund, Inc.	Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Global Fund	Oppenheimer Quest Balanced Fund
Oppenheimer Global Opportunities Fund	Oppenheimer Quest International Value Fund
Oppenheimer Global Value Fund	Oppenheimer Quest Opportunity Value Fund
Oppenheimer Gold & Special Minerals Fund	Oppenheimer Real Estate Fund
Oppenheimer International Bond Fund	Oppenheimer Rising Dividends Fund
Oppenheimer International Diversified Fund	Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer International Growth Fund	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer International Small Company Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Limited-Term Government Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester National Municipals
Oppenheimer Main Street Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer Main Street Opportunity Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Main Street Small Cap Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Select Value Fund
Oppenheimer LifeCycle Funds:	Oppenheimer Senior Floating Rate Fund
Oppenheimer Transition 2010 Fund	Oppenheimer Small- & Mid- Cap Growth Fund
Oppenheimer Transition 2015 Fund	Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Transition 2020 Fund	Oppenheimer Global Strategic Income Fund
Oppenheimer Transition 2025 Fund	Oppenheimer U.S. Government Trust
Oppenheimer Transition 2030 Fund	Oppenheimer Value Fund
Oppenheimer Transition 2040 Fund	Limited-Term New York Municipal Fund
Oppenheimer Transition 2050 Fund	Rochester Fund Municipals

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C shares are subject.

The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the Distributor without the investor designating another registered broker-dealer.

Class A Sales Charges Reductions and Waivers. There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except for the money market funds (under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a CDSC). As discussed in the Prospectus, a reduced initial sales charge rate may be obtained for certain share purchases because of the reduced sales efforts and reduction in expenses realized by the Distributor, dealers or brokers in making such sales. Sales charge waivers may apply in certain other circumstances because the Distributor or dealer or broker incurs little or no selling expenses. Appendix A to this SAI includes additional information regarding certain of these sales charge reductions and waivers.

A reduced sales charge rate may be obtained for Class A shares under a Right of Accumulation or Letter of Intent because of the reduction in sales effort and expenses to the Distributor, dealers or brokers for those sales.

Letter of Intent. Under a Letter of Intent (a "Letter"), you may be able to reduce the initial sales charge rate that applies to your Class A share purchases of the Fund if you purchase Class A, Class B or Class C shares of the Fund or other Oppenheimer funds or Class A, Class B, Class C, Class G and Class H units of advisor sold Section 529 plans, for which the Manager or the Distributor serves as the Program Manager or Program Distributor.

A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of those shares or units during a 13 month period (the "Letter period"), which begins on the date of the investor's first share purchase following the establishment of the Letter. The sales charge on each purchase of Class A shares during the Letter period will be at the rate that would apply to a single lump-sum purchase of shares in the amount intended to be purchased. In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor does not fulfill the terms of the Letter within the Letter period, he or she agrees to pay the additional sales charges that would have been applicable to any purchases that are made. The investor agrees that shares equal in value to 2% of the intended purchase amount will be held in escrow by the Transfer Agent for that purpose, as described in "Terms of Escrow" below. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing purchase orders during the Letter period. The investor must also notify the Distributor or his or her financial intermediary of any qualifying 529 plan holdings.

To determine whether an investor has fulfilled the terms of a Letter, the Transfer Agent will count purchases of "qualified" Class A, Class B and Class C shares and Class A, Class B, Class C, Class G and Class H units during the Letter period. Purchases of Class N or Class Y shares, purchases made by reinvestment of dividends or capital gains distributions from the Fund or other Oppenheimer funds, purchases of Class A shares with redemption proceeds under the Reinvestment Privilege, and purchases of Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves on which a sales charge has not been paid do not count as "qualified" shares for satisfying the terms of a Letter. An investor will also be considered to have fulfilled the Letter if the value of the investor's total holdings of qualified shares on the last day of the Letter period equals or exceeds the intended purchase amount.

If the terms of the Letter are not fulfilled within the Letter period, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted on the first business day following the expiration of the Letter period to reflect the sales charge rates that are applicable to the actual total purchases.

If total eligible purchases during the Letter period exceed the intended purchase amount and also exceed the amount needed to qualify for the next sales charge rate reduction (stated in the Prospectus), the sales charges paid may be adjusted to that lower rate. That adjustment will only be made if and when the dealer returns to the Distributor the amount of the excess concessions allowed or paid to the dealer over the amount of concessions that are applicable to the actual amount of purchases. The reduced sales charge adjustment will be made by adding to the investors account the number of additional shares that would have been purchased if the lower sales charge rate had been used. Those additional shares will be determined using the net asset value per share in effect on the date of such adjustment.

By establishing a Letter, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a Letter, and if those terms are amended to be bound by the amended terms and that any amendments by the Fund will apply automatically to existing Letters. Group retirement plans qualified under section 401(a) of the Internal Revenue Code may not establish a Letter, however defined benefit plans and Single K sole proprietor plans may do so.

Terms of Escrow That Apply to Letters of Intent.

1. Out of the initial purchase, or out of subsequent purchases if necessary, the Transfer Agent will hold in escrow Fund shares equal to 2% of the intended purchase amount specified in the Letter. For example, if the intended purchase amount is $50,000, the escrow amount would be shares valued at $1,000 (computed at the offering price for a $50,000 share purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

 2. If the Letter applies to more than one fund account, the investor can designate the fund from which shares will be escrowed. If no fund is selected, the Transfer Agent will escrow shares in the fund account that has the highest dollar balance on the date of the first purchase under the Letter. If there are not sufficient shares to cover the escrow amount, the Transfer Agent will escrow shares in the fund account(s) with the next highest balance(s). If there are not sufficient shares in the accounts to which the Letter applies, the Transfer Agent may escrow shares in other accounts that are linked for Right of Accumulation purposes. Additionally, if there are not sufficient shares available for escrow at the time of the first purchase under the Letter, the Transfer Agent will escrow future purchases until the escrow amount is met.

3. If, during the Letter period, an investor exchanges shares of the Fund for shares of another fund (as described in the Prospectus section titled "The OppenheimerFunds Exchange Privilege"), the Fund shares held in escrow will automatically be exchanged for shares of the other fund and the escrow obligations will also be transferred to that fund.

4. If the total purchases under the Letter are less than the intended purchases specified, on the first business day after the end of the Letter period, the Distributor will redeem escrowed shares equal in value to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that would have been paid if the total purchases had been made at a single time. Any shares remaining after such redemption will be released from escrow.

5. If the terms of the Letter are fulfilled, the escrowed shares will be promptly released to the investor at the end of the Letter period.

6. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

Share Certificates. When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund. The Fund will not issue or re-register physical share certificates.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

AccountLink. Shares purchased through AccountLink will be purchased at the net asset value calculated on the same regular business day if the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares before the close of the NYSE. The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If the Distributor is instructed to initiate the ACH transfer after the close of the NYSE, the shares will be purchased on the next regular business day.

Dividends will begin to accrue on the shares purchased through the ACH system on the business day the Fund receives Federal Funds before the close of the NYSE. The proceeds of ACH transfers are normally received by the Fund three days after a transfer is initiated. If Federal Funds are received on a business day after the close of the NYSE, dividends will begin to accrue on the next regular business day. If the proceeds of an ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

The minimum purchase through AccountLink is generally $50, however for accounts established prior to November 1, 2002 the minimum purchase is $25.

Asset Builder Plans. As indicated in the Prospectus, you normally must establish your Fund account with $1,000 or more. However, you can open a Fund account for as little as $500 if you establish an Asset Builder Plan at the time of your initial share purchase to automatically purchase additional shares directly from a bank account.

An Asset Builder Plan is available only if your bank is an ACH member and you establish AccountLink. Under an Asset Builder Plan, payments to purchase shares of the Fund will be debited from your bank account automatically. Normally the debit will be made two business days prior to the investment dates you select on your application. Neither the Distributor, the Transfer Agent nor the Fund will be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

To establish an Asset Builder Plan at the time you initially purchase Fund shares, complete the "Asset Builder Plan" information on the Account Application. To establish an Asset Builder Plan for an existing account, use the Asset Builder Enrollment Form. The Account Application and the Asset Builder Enrollment Form are available by contacting the Distributor or may be downloaded from our website at www.oppenheimerfunds.com. Before you establish a new Fund account under the Asset Builder Plan, you should obtain a prospectus of the selected Fund and read it carefully.

You may change the amount of your Asset Builder payment or you can terminate your automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The minimum additional purchase under an Asset Builder Plan is $50, except that for Asset Builder Plans established prior to November 1, 2002, the minimum additional purchase is $25. Shares purchased by Asset Builder Plan payments are subject to the redemption restrictions for recent purchases described in the Prospectus. An Asset Builder Plan may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. The Fund reserves the right to amend, suspend or discontinue offering Asset Builder Plans at any time without prior notice.

Electronic Document Delivery. To access your account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I want to..." in the left hand column, or call 1.888.470.0862 for instructions.

How to Sell Shares

Receiving Redemption Proceeds by Federal Funds Wire. The Fund would normally authorize a Federal Funds wire of redemption proceeds to be made on its next regular business day following the redemption. A Federal Funds wire may be delayed if the Fund's custodian bank is not open for business on that day. In that case, the wire will not be transmitted until the next business day on which the bank and the Fund are both open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Redeeming Shares Through Brokers or Dealers. The Distributor is the Fund's agent to repurchase its shares from authorized brokers or dealers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the next net asset value computed after the Distributor or the broker or dealer receives the order. A repurchase will be processed at that day's net asset value if the order was received by the broker or dealer from its customer prior to the time the close of the NYSE. Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

For accounts redeemed through a broker-dealer, payment will ordinarily be made within three business days after the shares are redeemed. However, the Distributor must receive the required redemption documents in proper form, with the signature(s) of the registered shareholder(s) guaranteed as described in the Prospectus.

Payments "In Kind." As stated in the Prospectus, payment for redeemed shares is ordinarily made in cash. Under certain circumstances, however, the Board may determine that it would be detrimental to the best interests of the remaining shareholders for the Fund to pay for the redeemed shares in cash. In that case, the Fund may pay the redemption proceeds, in whole or in part, by a distribution "in kind" of liquid securities from the Fund's portfolio. The Fund will value securities used to pay a redemption in kind using the same method described above under "Determination of Net Asset Value Per Share." That valuation will be made as of the time the redemption price is determined. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash.

The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, redemptions by a shareholder, of up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period, must be redeemed solely in cash.

Automatic Withdrawal Plans. Under an Automatic Withdrawal Plan, investors who own Fund shares can authorize the Transfer Agent to redeem shares automatically on a monthly, quarterly, semi-annual or annual basis. The minimum periodic redemption amount under an Automatic Withdrawal Plan is $50. Shareholders having AccountLink privileges may have Automatic Withdrawal Plan payments deposited to their designated bank account. Payments may also be made by check, payable to all shareholders of record and sent to the address of record for the account. Automatic withdrawals may be requested by telephone for amounts up to $1,500 per month if the payments are to be made by checks sent to the address of record for the account. Telephone requests are not available if the address on the account has been changed within the prior 15 days.

Fund shares will be redeemed as necessary to meet the requested withdrawal payments. Shares will be redeemed at the net asset value per share determined on the redemption date, which is normally three business days prior to the payment receipt date requested by the shareholder. The Fund cannot guarantee receipt of a payment on the date requested, however. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

Because of the sales charge assessed on Class A share purchases, shareholders should usually not make additional Class A share purchases while participating in an Automatic Withdrawal Plan. A shareholder whose Class B, Class C or Class N account is subject to a CDSC should usually not establish an automatic withdrawal plan because of the imposition of the CDSC on the withdrawals. If a CDSC does apply to a redemption, the amount of the check or payment will be reduced accordingly. Distributions of capital gains from accounts subject to an Automatic Withdrawal Plan must be reinvested in Fund shares. Dividends on shares held in the account may be paid in cash or reinvested. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

The shareholder may change the amount, the payment interval, the address to which checks are to be mailed, the designated bank account for AccountLink payments or may terminate a plan at any time by writing to the Transfer Agent. A signature guarantee may be required for certain changes. The requested change will usually be put into effect approximately two weeks after such notification is received. The shareholder may redeem all or any part of the shares in the account by written notice to the Transfer Agent. That notice must be in proper form in accordance with the requirements in the then-current Fund Prospectus.

The Transfer Agent will administer the Automatic Withdrawal Plan as agent for the shareholder(s) who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic withdrawal payments. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Transfer Agent will terminate a plan upon its receipt of evidence, satisfactory to it, that the shareholder has died or is legally incapacitated. The Fund may also give directions to the Transfer Agent to terminate a plan. Shares that have not been redeemed at the time a plan is terminated will be held in an account in the name of the shareholder. Share certificates will not be issued for any such shares and all dividends will be reinvested in the account unless and until different instructions are received, in proper form, from the shareholder, his or her executor or guardian, or another authorized person.

The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

Transfers of Shares. A shareholder will not be required to pay a CDSC when Fund shares are transferred to registration in the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a CDSC are transferred, the CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

If less than all of the shares held in an account are transferred, and some but not all shares in the account would be subject to a CDSC if redeemed at that time, the priorities for the imposition of the CDSC described in the Prospectus will be followed in determining the order in which the shares are transferred.

Minimum Balance Fee. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance of less than $500. The Minimum Balance Fee is automatically deducted from each such Fund account in September.

Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

  A fund account whose shares were acquired after September 30th of the prior year;
  A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new Class A share account balance may become subject to the Minimum Balance Fee;
  Accounts of shareholders who elect to access their account documents electronically via eDoc Direct (to access account documents electronically via eDocs Direct, please visit our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for Electronic Document Delivery (eDocs Direct)" under the heading "I Want To," or call 1.888.470.0862 for instructions);
  A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
  Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system in Networking level 1 and 3 accounts;
  Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer Variable Account Funds;
  Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs;
  A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted; and
  Accounts held in the OppenheimerFunds Portfolio Builder Program which is offered through certain broker/dealers to qualifying shareholders.

Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with those laws.

The Fund reserves the authority to modify Minimum Balance Fee in its discretion.

Involuntary Redemptions. The Fund's Board has the right to involuntarily redeem shares held in any account with an aggregate net asset value of less than $200. The Board may change the amount of the aggregate net asset value to which an involuntary redemption may apply. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also determine the requirements for any notice to be given to the shareholders (but not less than 30 days). Alternatively, the Board may set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months after redeeming Class A or Class B shares, a shareholder may reinvest all or part of the redemption proceeds without a sales charge if:

  An initial sales charge was paid on the redeemed Class A shares or a Class A CDSC was paid when the shares were redeemed; or
  The Class B CDSC was paid on the redeemed Class B shares.

The reinvestment may only be made in Class A shares of the Fund or other Oppenheimer funds into which shares of the Fund are exchangeable, as described in "How to Exchange Shares" below. This privilege does not apply to Class C shares or to purchases made through automatic investment options. The Fund may amend, suspend or cease offering this reinvestment privilege at any time for shares redeemed after the date of the amendment, suspension or cessation. The shareholder must request the reinvestment privilege from the Transfer Agent or his or her financial intermediary at the time of purchase.

Reinvestment will be at the next net asset value computed after the Transfer Agent receives the reinvestment order. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there was a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days after the payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption, however, the sales charge would be added to the basis of the shares acquired with the redemption proceeds.

How to Exchange Shares

Shares of the Fund (including shares acquired by reinvestment of dividends or distributions from other Oppenheimer funds or from a unit investment trust) may be exchanged for shares of certain other Oppenheimer funds at net asset value without the imposition of a sales charge, however a CDSC may apply to the acquired shares as described below. Shares of certain money market funds purchased without a sales charge may be exchanged for shares of other Oppenheimer funds offered with a sales charge upon payment of the sales charge. Exchanges into another Oppenheimer fund must meet any applicable minimum investment requirements of that fund.

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. The prospectus of each of the Oppenheimer funds indicates which share class or classes that fund offers and provides information about limitations on the purchase of particular share classes, as applicable for the particular fund. Shareholders that own more than one class of shares of the Fund must specify which class of shares they wish to exchange.

You can obtain a current list of the share classes offered by the funds by calling the toll-free phone number on the first page of this SAI.

The different Oppenheimer funds that are available for exchange have different investment objectives, policies and risks. A shareholder should determine whether the fund selected is appropriate for his or her investment goals and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. Some of the tax consequences of reinvesting redemption proceeds are discussed in "Reinvestment Privilege," above. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege, however that notice is not required in extraordinary circumstances.

How Exchanges Affect Contingent Deferred Sales Charges. A CDSC is imposed on exchanges of shares in the following cases:

  The Class A CDSC is imposed on the redemption of Class A shares acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 18 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals acquired prior to October 22, 2007 by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within 24 months measured from the beginning of the calendar month in which the exchanged Class A shares were purchased.
  An Early Withdrawal Charge is imposed on Class A shares of Oppenheimer Senior Floating Rate Fund acquired by the exchange of Class A shares that are subject to a CDSC, if the acquired shares are repurchased before the expiration of the holding period that was applicable to the exchanged shares.
  The Class A CDSC is imposed on the redemption of Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund, Inc. acquired by the exchange of Class A shares that are subject to a Class A CDSC, if the acquired shares are redeemed within the holding period applicable to the exchanged Class A shares.
  The Class B CDSC is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged shares, except:

(1)With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund acquired by exchange, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

(2)With respect to Class B shares of Oppenheimer Cash Reserves acquired by the exchange of Class B shares of Oppenheimer Capital Preservation Fund, the Class B CDSC is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

  The Class C CDSC is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged shares.

When Class B or Class C shares are exchanged, the priorities for the imposition of the CDSC described in "How To Buy Shares" in the Prospectus will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

Automatic Exchange Plans. Under an Automatic Exchange Plan, shareholders can authorize the Transfer Agent to exchange shares of the Fund for shares of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis. The minimum amount that may be exchanged to each other fund account is $50. Instructions regarding the exchange amount, the selected fund(s) and the exchange interval should be provided on the OppenheimerFunds account application or by signature-guaranteed instructions. Any requested changes will usually be put into effect approximately two weeks after notification of a change is received. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in this SAI and in "The OppenheimerFunds Exchange Privilege" in the Prospectus.

The Transfer Agent will administer the Automatic Exchange Plan as agent for the shareholder(s). Neither the Fund nor the Transfer Agent shall incur any liability for any action taken or not taken by the Transfer Agent in good faith to administer the plan. Any share certificates must be surrendered unendorsed to the Transfer Agent with the plan application to be eligible for automatic exchanges. If the Transfer Agent ceases to act as transfer agent for the Fund, the shareholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

The Fund reserves the right to amend, suspend or discontinue offering automatic exchanges at any time without prior notice. By requesting an Automatic Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans. These provisions may be amended from time to time and any amendments will automatically apply to existing Plans.

Processing Exchange Requests. Shares to be exchanged are redeemed at the net asset value calculated on the regular business day the Transfer Agent receives an exchange request in proper form before the close of the NYSE (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by up to five business days if it is determined that either fund would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

When you exchange some or all of your shares, any special features of your account that are available in the new fund (such as an Asset Builder Plan or Automatic Withdrawal Plan) will be applied to the new fund account unless you tell the Transfer Agent not to do so.

Shares that are subject to a restriction cited in the Prospectus or this SAI and shares covered by a share certificate that is not tendered will not be exchanged. If an exchange request includes such shares, only the shares available without restrictions will be exchanged.

Distributions and Taxes

Dividends and Other Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

The distributions made by the Fund will vary depending on market conditions, the composition of the Fund's portfolio and Fund expenses.  Distributions are calculated in the same manner, at the same time, and on the same day for each class of shares but will normally differ in amount. Distributions on Class B and Class C shares are expected to be lower than distributions on Class A shares and Class Y shares (if applicable) because of the effect of the asset-based sales charge on Class B and Class C shares. Whether they are reinvested in Fund shares or received in cash, distributions are taxable to shareholders, as discussed below, regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Returned checks for the proceeds of redemptions are invested in shares of Oppenheimer Money Market Fund, Inc. If a dividend check or a check representing an automatic withdrawal payment is returned to the Transfer Agent by the Postal Service as undeliverable, it will be reinvested in shares of the Fund. Reinvestments will be made as promptly as possible after the return of such checks to the Transfer Agent. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Taxes. The federal tax treatment of the Fund and distributions to shareholders is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders. The tax discussion in the Prospectus and this SAI is based on tax laws in effect on the date of the Prospectus and SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment may differ from the treatment under the Internal Revenue Code as described below.

Before purchasing Fund shares, investors are urged to consult their tax advisers with reference to their own particular tax circumstances as well as the consequences of federal, state, local and any other jurisdiction's tax rules affecting an investment in the Fund.

Qualification and Taxation as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. As long as the Fund qualifies as a RIC, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of capital gains over capital losses) that it distributed to shareholders.

If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. One or more Funds might not meet those tests in a particular year. If the Fund does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the Fund's dividends would be taxable to shareholders.

Qualifying as a RIC. To qualify as a RIC, the Fund must be a domestic corporation that is either registered under the Investment Company Act as a management company or unit investment trust or is otherwise described in the Internal Revenue Code as having a specific status under the Investment Company Act. The Fund must also satisfy certain tests with respect to (i) the composition of its gross income, (ii) the composition of its assets and (iii) the amount of its dividend distributions.

Gross Income Test. To qualify as a RIC, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, and certain other income derived with respect to its business of investing in such securities or currencies (including, but not limited to, gains from options, futures or forward contracts), and net income derived from interests in certain "qualified publicly traded partnerships."

Asset Test. In addition, at the close of each quarter of its taxable year, the Fund must satisfy two asset tests. First, at least 50% of the value of the Fund's assets must consist of securities of other issuers ("Other Issuers"), U.S. Government securities, securities of other RIC's and cash or cash items (including receivables). The securities of an Other Issuer are not counted towards satisfying the 50% test if the Fund either invests more than 5% of the value of the Fund's assets in the securities of that Other Issuer or holds more than 10% of the outstanding voting securities of that Other Issuer. Second, no more than 25% of the value of the Fund's total assets may be invested in (1) the securities of any one issuer (other than U.S. Government securities and the securities of other RIC's), (2) the securities of two or more issuers (other than the securities of other RIC's) that the Fund controls and that are engaged in the same or similar trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of these tests, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

Dividend Distributions Test. During the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, the Fund must distribute at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income for the taxable year, which is generally its net investment income and the excess of its net short-term capital gain minus its net long-term capital loss.

Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, the Fund must pay an annual, non-deductible excise tax unless, by December 31st each year, it distributes (1) 98% of its taxable investment income earned from January 1 through December 31, (2) 98% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year and (3) undistributed amounts from prior years. It is presently anticipated that the Fund will meet these distribution requirements, although to do so the Fund might be required to liquidate portfolio investments in certain circumstances. In some years, the Board and the Manager may determine that it would be in the shareholders' best interests for the Fund to pay the excise tax on undistributed amounts rather than making the required level of distributions. In that event, the tax may reduce the amount available for shareholder distributions.

Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code). Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders reinvesting a distribution in shares of the distributing Fund, one of the other funds Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Exempt-Interest Dividends. The Fund intends to satisfy the requirements under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section 103(a) of the Internal Revenue Code, as amended. Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as "exempt-interest dividends" in a written notice sent by the Fund to its shareholders within 60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes. To the extent any Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among its shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and SEC). The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year. This percentage normally will be designated after the close of the taxable year.

Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders receiving Social Security or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders. Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations. "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities. The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

Ordinary Income Dividends. Distributions from income earned by the Fund from one or more of the following sources will be treated as ordinary income to the shareholder:

  certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, or its agencies and instrumentalities);
  income from loans of portfolio securities;
  income or gains from options or futures;
  any net short-term capital gain; and
  any market discount accrual on tax-exempt bonds.

Capital Gain Distributions. The Fund may either retain or distribute to shareholders its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Currently, the Fund intends to distribute these gains. Distributed net capital gain that is properly designated will be taxable to the Fund's shareholders as long-term capital gains, and in the case of non-corporate shareholders, will qualify for the maximum tax rate of 15% for taxable years beginning before 2011. The amount of distributions designated as net capital gain will be reported to shareholders shortly after the end of each year. Such treatment will apply no matter how long the shareholder has held Fund shares and even if the gain was recognized by the Fund before the shareholder acquired Fund shares.

If the Fund elects to retain its net capital gain for a taxable year, the Fund will be subject to tax on such gain at the highest corporate tax rate. Each shareholder of record on the last day of such taxable year will be informed of his or her portion of both the gain and the tax paid, will be required to report the gain as long-term capital gain, will be able to claim the tax paid as a refundable credit, and will increase the basis of his or her shares by the amount of the capital gain reported minus the tax credit.

Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends, capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

Tax Consequences of Share Redemptions. If all or a portion of a shareholder's investment in the Fund is redeemed, the shareholder will recognize a gain or loss on the redeemed shares equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. In general, any gain or loss from the redemption of shares of the Fund will be considered capital gain or loss if the shares were held as a capital asset and will be long-term capital gain or loss if the shares were held for more than one year. Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares. There are limits on the deductibility of capital losses in any year.

All or a portion of any loss on redeemed shares may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In that case, the basis of the acquired shares will be adjusted to reflect the disallowed loss.  Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.  If a shareholder exercises the exchange privilege within 90 days after acquiring Fund shares, any loss that the shareholder recognizes on the exchange will be reduced, or any gain will be increased, to the extent that sales charge paid on the exchanged shares reduces any charges the shareholder would have incurred on the purchase of the new shares in the absence of the exchange privilege. Such sales charge will be treated as an amount paid for the new shares.

Taxation of Foreign Shareholders. Under the Internal Revenue Code, taxation of a foreign shareholder depends primarily on whether the foreign shareholder's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income. "Foreign shareholders" include, but are not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership.

If a foreign shareholder fails to provide a properly completed and signed Certificate of Foreign Status, the Fund will be required to withhold U.S. tax on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares. Provided the Fund obtains a proper certification of foreign status, ordinary income dividends that are paid by the Fund to foreign shareholders and that are not "effectively connected income," will be subject to a U.S. withholding tax. The tax rate may be reduced if the foreign person's country of residence has an income tax treaty with the United States allowing for a reduced tax rate on ordinary income dividends paid by the Fund. If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign shareholder may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. Any tax withheld by the Fund is remitted to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in the early part of each year with a copy sent to the IRS. Capital gain dividends are not subject to U.S. withholding tax unless the recipient is a nonresident alien who is present in the United States for 183 days or more during the taxable year in which the dividends are received. A foreign individual who is present in the United States for 183 days or more generally loses his or her status as a nonresident alien.

For taxable years of the Fund beginning before January 1, 2010, properly designated dividends are generally exempt from U.S. federal withholding tax on foreign persons provided such dividends (i) are derived from the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is a 10% or greater shareholder, reduced by expenses that are allocable to such income) or (ii) are derived from the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's net long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a shareholder that is a foreign person must comply with applicable certification requirements relating to its non-U.S. status. However, depending on its circumstances, the Fund may designate some, all, or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding on foreign persons. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Legislation to extend this exemption to tax years beginning on or after January 1, 2010 has not been enacted. Shareholders that are foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

The tax consequences to foreign persons entitled to claim the benefits of an applicable income tax treaty may be different from those described in this SAI. Foreign shareholders are urged to consult their tax advisers with respect to the particular tax consequences of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $250,000 are not protected by the federal deposit insurance corporation ("FDIC"). The FDIC protected amount will fall to $100,000 on January 1, 2014 unless the higher limit is extended by legislation. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm.  KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP audits the Fund's financial statements and performs other related audit and tax services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Fund must be pre-approved by the Audit Committee.

Appendix A

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares of the Oppenheimer funds or the contingent deferred sales charge ("CDSC") that may apply to Class A, Class B, Class C or N shares may be waived.1 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

  plans created or qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
  non-qualified deferred compensation plans,
  employee benefit plans,2
  Group Retirement Plans,3
  403(b)(7) custodial plan accounts, and
  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A CDSC if redeemed within 18 months (24 months in the case of shares of Oppenheimer Rochester National Municipals and Rochester Fund Municipals shares purchased prior to 10/22/07) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A CDSC, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."4 This waiver provision applies to:

  Purchases of Class A shares aggregating $1 million or more.
  Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
  Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
  Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date of the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):

  The Manager or its affiliates.
  Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents in law, brothers and sisters, sons  and daughters in law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
  Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
  Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
  Dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
  Investment advisers and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
  "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Clients of investment advisers or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
  Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
  Accounts for which Oppenheimer Capital (or its successor) is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
  A unit investment trust that has entered into an appropriate agreement with the Distributor.
  Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
  Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
  Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.
  Purchases of Class A shares by former shareholders of Atlas Strategic Income Fund in any Oppenheimer fund into which shareholders of Oppenheimer Global Strategic Income Fund may exchange.

B. Waivers of the Class A Initial and Contingent Deferred Sales Charges in Certain Transactions.

      1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

  Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
  Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
  Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
  Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
  Shares purchased in amounts of less than $5.

      2. Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):

  Retirement Plans that have $5 million or more in plan assets.
  Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A CDSC is also waived if shares that would otherwise be subject to the CDSC are redeemed in the following cases:

  To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
  Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
  For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
  To return excess contributions.
  To return contributions made due to a mistake of fact.
  Hardship withdrawals, as defined in the plan.5
  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.
  Separation from service.6
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
  Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
  For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
  For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N CDSCs will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N CDSCs will be waived for redemptions of shares in the following cases:

  Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
  Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
  The CDSCs are generally not waived following the death or disability of a grantor or trustee for a trust account. The CDSCs will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
  Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
  At the sole discretion of the Distributor, the CDSC may be waived for redemptions of shares requested by the shareholder of record within 60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
  Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
  Redemptions of Class B shares by a Retirement Plan that is either created or qualified under Section 401(a) or 401(k) (excluding owner-only 401(k) plans) of the Internal Revenue Code or that is a non-qualified deferred compensation plan, either (1) purchased after June 30, 2008, or (2) beginning on July 1, 2011, held longer than three years.
  Redemptions by owner-only 401(k) plans of Class B shares purchased after June 30, 2008.
  Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.
  Distributions7 from Retirement Plans or other employee benefit plans for any of the following purposes:
  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
  To return excess contributions made to a participant's account.
  To return contributions made due to a mistake of fact.
  To make hardship withdrawals, as defined in the plan.5
  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
  To meet the minimum distribution requirements of the Internal Revenue Code.
  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
  For loans to participants or beneficiaries.8
  On account of the participant's separation from service.9
  Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
  Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
  For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
  For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
  Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.Waivers for Shares Sold or Issued in Certain Transactions.

The CDSC is also waived on Class B, Class C and Class N shares sold or issued in the following cases:

  Shares sold to the Manager or its affiliates.
  Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
  Shares issued in plans of reorganization to which the Fund is a party.
  Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Former Shareholders of Quest for Value Funds

For shareholders of the Quest for Value Funds who acquired shares prior to November 24, 1995 and still hold those shares (or shares of an Oppenheimer fund into which any Quest for Value Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

V. Special Sales Charge Arrangements for Former Shareholders of Connecticut Mutual Investment Accounts, Inc.

For shareholders of the Connecticut Mutual Investment Accounts who acquired shares prior to March 1, 1996 and still hold those shares (or shares of an Oppenheimer fund into which any Connecticut Mutual Investment Account was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

VI. Special Sales Charge Arrangements for Former Shareholders of Advance America Funds, Inc.

For shareholders of the Advanced America Funds who acquired shares prior to October 18, 1991 and still hold those shares (or shares of an Oppenheimer fund into which any Advanced American Fund was reorganized), any initial and contingent deferred sales charges will be waived if requested by the shareholder.

Footnotes to Appendix A:

1.

In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to CDSCs mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.

2.

An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

3.

The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.

4.

However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

5.	This provision does not apply to IRAs.
6.	This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
7.	The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
8.	This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
9.	This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Appendix B

SPECIAL CONSIDERATIONS RELATING TO STATE MUNICIPAL OBLIGATIONS

Special Investment Considerations - Arizona Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Arizona (referred to in this section as “Arizona” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in Arizona municipal securities is only a summary that highlights only some of the more significant financial trends, based on the State of Arizona Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2007 (“2007 Annual Report”), reports prepared by State Budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the State of Arizona, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. No representation is made as to the accuracy of this information. The Arizona Department of Administration explained that the data presented in the 2007 Annual Report, to the best of its knowledge and belief, was accurate in all material respects and was reported in a manner which fairly presented the financial position and results of operations of the major and non-major funds of the State.

To the extent that any statements made below involve matters of forecasts, projections, opinions, assumptions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements have been or will be realized. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements,” which must be read with an abundance of caution and which may not be realized or may not occur in the future.

     Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other states in virtually every major category of growth, including population, personal income, gross state product, and job creation. According to data from the U.S. Department of Commerce, Bureau of the Census, from 1990 to 2000, the State’s population grew approximately 40% and on July 1, 2004, was estimated at 5.8 million. Arizona ranked second nationally in population growth rate during the periods 1990-2000 and 2000-2004. U.S. Census Bureau estimates show that Arizona ranked second nationally in population growth during fiscal year 2007, with a 2.7% increase. The U.S. Bureau of Economic Analysis reported that Arizona personal income grew 6.4% in 2007, ranking tenth among all states in percentage change.

The State of Arizona is the sixth largest state in terms of area, with 113,998 square miles. The State is divided into fifteen counties. Two of these counties, Maricopa County (including Phoenix) and Pima County (including Tucson), are more urban in nature and account for approximately 75% of total population and 80% of total wage and salary employment in Arizona, based on 2000 estimates.

     As growth in the mining and agricultural employment sectors has diminished over recent decades, significant job growth has occurred in other areas, including high technology, construction, finance, insurance and real estate. For 2007, the five largest employment categories in the State were trade, transportation and utilities; government; professional and business services; education and health services; and leisure and hospitality.

■ Factors Affecting Investments in Arizona Municipal Securities.

Budgetary Control. Budgetary control is maintained through legislative appropriation and the executive branch allotment process. The Governor is required to submit an annual budget to the Legislature. The budget is legally required to be adopted through passage of appropriation bills by the Legislature and approval by the Governor. The appropriated funds are controlled by the executive branch through an allotment process. This process allocates the appropriation into quarterly allotments by legal appropriation level. The State also maintains an encumbrance accounting system to further enhance budgetary control. Encumbered amounts generally lapse as of the end of the fiscal year, with the exception of capital outlay and other continuing appropriations. These appropriations and their encumbrances continue from year to year.

Economic Condition and Outlook. Arizona’s economy was projected to grow at a faster rate than that of the nation in 2007 and 2008, according to the forecast update of the Arizona Department of Economic Security, Research Administration. Nonfarm jobs were forecast to increase at a rate of 2.4% in 2007 and then slow to 1.7% in 2008. Over the two-year period, nonfarm job growth is projected to add nearly 114,000 jobs in Arizona, down from a projected 228,000 in the previous annual two-year projection, suggesting more slowing in the Arizona economy than reflected in earlier forecasts. Arizona’s economy is nevertheless expected to perform better than the national economy over the two-year period.

Among Arizona’s major industries, natural resources and mining is projected to continue strong growth with 13.3.% in 2007 and 6.0% in 2008, due to strong demand for copper and other natural resource material.

Construction was projected to lose 2,400 jobs in 2007 and 12,100 jobs in 2008 due to the slowdown in the housing market and a tightening lending market.

Manufacturing forecasts are for a loss of about 900 jobs in 2007 and 300 in 2008.

Trade, transportation and utilities employment were forecast to have lower job growth than previously predicted as a result of the reduction in the growth rate of consumer spending, but nevertheless is forecast to add the largest number of jobs of any major industry group – 27,000 during the forecast period. Higher fuel and energy costs are expected to continue to affect transportation companies and consumers.

The information sector was projected to lose slightly more than 600 jobs in 2007 and then gain 300 jobs in 2008.

Job growth in the financial activities industry slowed in 2007 due to credit tightening and restructuring, but population growth was forecast to bolster the sector despite weakness in the housing market.

Professional and business services sectors were forecast to add jobs, with 3.9% growth in 2007 and 2.2% growth in 2008.

Education and health services were projected to show an increase of 23,000 jobs during the forecast period due to the continuing need to staff new health care facilities and schools to meet population demands.

Leisure and hospitality was projected to add more than 21,500 jobs over the forecast period based on domestic travel and foreign travelers taking advantage of the lower value of the U.S. dollar although high fuel prices are expected to dampen some related tourist demand.

Government job growth is projected to slow slightly and have a gain of over 17,500 jobs.

Arizona’s forecast update shows considerable job growth, but slower than previous projections due to a slowing national and local economy. Arizona’s economy is nevertheless expected to outpace the national economy in terms of growth over the near term.

■ Financial Highlights – Fiscal Year 2007. The State reported that Arizona’s state assets exceeded liabilities at the close of the 2007 fiscal year by $22.0 billion (“net assets”). Of this amount, $992.25 million was unrestricted, $6.3 billion was restricted for specific purposes (“restricted net assets”), and $14.7 billion was invested in capital assets, net of related debt.

The State’s total net assets increased in fiscal year 2007 by $2.0 billion. Net assets of governmental activities increased by $1.7 billion, while net assets of the business-type activities increased by $330.95 million.

As of the close of the fiscal year, the State’s governmental funds reported combined ending fund balances of $6.3 billion, an increase of $756.85 million from the beginning of the year. Approximately 30% of the combined fund balances, or $1.9 billion, was available to meet the State’s current and future needs (“unreserved fund balances”).

As of the close of the fiscal year, unreserved fund balance for the General Fund was $1.1 billion, or 6% of total General Fund expenditures.

The enterprise funds reported net assets at year end of $3.1 billion, an increase of $316.86 million during the year.

The Land Endowments Fund reported fund balance at year end of $2.5 billion, an increase of $410.97 million during the year. The Land Endowments Fund is used to help finance public education within the State as required by the federal government and the State’s Constitution.

The State’s total long-term primary government debt increased during the fiscal year to $6.0 billion, and increase of $348.8 million (less than 6%). During the year, the State issued revenue bonds and certificates of participation of $474.53 million and $171.15 million, respectively.

The General Fund. At June 30, 2007, unreserved fund balance of the General Fund was $1.1 billion, while total fund balance closed the year at $1.9 billion. As a measure of the General Fund’s liquidity, unreserved fund balance represented 5% of total expenditures and other financing uses, while total fund balance represented 10% of the same amount.

The fund balance of the State’s General Fund decreased $343.04 million during the fiscal year, in large part due to the increase in transfers out. Transfers out from the General Fund increased $369.87 million from fiscal year 2006, an increase of 40%, due primarily to the transfer of $245 million to the Transportation and Aviation Planning, Highway Maintenance and Safety Fund in order to accelerate the construction of State highway system projects. Also, expenditures increased by $1.7 billion, while revenues increased by only $732.29 million. In particular, sales tax revenues only increased $239.27 from fiscal year 2006, an increase of 4%.

Health and welfare expenditures and intergovernmental revenue (including federal grants and county funding) increased by $676.1 million, or 8%, and $300.54 million, or 4%, as compared to fiscal year 2006, respectively. Overall program enrollment in the State’s various healthcare programs increased 1.2%. The cost of healthcare programs, including the Social Security Act Titles XIX (Medicaid) and XXI (State Children’s Health Insurance Program), were major contributing factors to an increase in health and welfare expenditures during fiscal year 2007. Utilization and inflationary trends of health care costs are incorporated into a rate development process for the managed care organization capitation rates. The capitation rates were increased by a weighted average of 5.6% for the contract period of October 2006 to September 2007, primarily due to pharmacy, physician, and inpatient costs. Utilization and inflationary trends of the Arizona Long Term Care System (ALTCS) contributed to an increase in health and welfare expenditures. The ALTCS capitation rate increased by 5.7% due to utilization and inflation adjustments. The ALTCS caseload grew by approximately 6.5%.

Education expenditures increased $582.86 million, or 12%, compared to fiscal year 2006. The increase can be primarily attributed to an increase in State assistance for kindergarten through twelfth grade (K-12) operating expenditures largely to support an increase of 21,960 student enrollments and a 4.4% inflation adjustment. In addition, programs supported by federal grant aid increased by approximately $25 million during fiscal year 2007.

Protection and safety expenditures increased $129.59 million, or 11%, compared to fiscal year 2006. The increase can be attributed primarily to a one-time expenditure of $97.8 million from the General Fund to reduce Highway User Revenue Fund and State Highway Fund monies for Highway Patrol to their respective $10 million statutory caps.

■ Long-term Debt of the State. The State issues no general obligation debt instruments. The Arizona Constitution, under Article 9, Section 5, provides that the State may contract general obligation debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of the State government. As a result, the State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.

As of June 30, 2007, the State reported having long-term revenue bonds, grant anticipation notes and certificates of participation outstanding in the amounts of $3.197 billion, $283 million and $1.895 billion, respectively, for a total of $5.375 billion.

■ Long-term Debt of Local Governments. The creditworthiness of obligations issued by local Arizona issuers may be unrelated to the creditworthiness of obligations issued by the State of Arizona, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Unlike the State, local governments in Arizona, including cities, towns, counties and school districts may issue general obligation debt payable from ad valorem property taxes if approved at an election. Examples of other types of obligations issued by local government in Arizona include revenue bonds payable from the net revenues of municipal utility systems, improvement district bonds payable from special assessments against properties benefited by the improvements, municipal street and highway improvement bonds payable from state-shared street and highway user taxes, fees and charges, bonds and other obligations payable from locally imposed and state-shared transaction privilege (sales) taxes and lease purchase certificates of participation.

■     Ratings of the State’s Securities

Moody’s and Standard & Poor’s have assigned Arizona bond equivalent ratings of “Aa3” and “AA”, respectively, since the State does not issue general obligation debt instruments. The State pledges either dedicated revenue streams or the constructed building or equipment acquired as security for the repayment of long-term debt instruments.  These ratings have been assigned based on the creditworthiness of the State. Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same. Each rating expresses only the view of such respective rating agency. There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn. A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Arizona Municipal Fund invests.Special Investment Considerations - Maryland Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Maryland (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors connected with investments in Maryland municipal securities is only a summary, based on a publicly-available preliminary official statement relating to an offering by the State in July, 2008. No representation is made as to the accuracy of this information. The State noted that all statements made in its preliminary official statement involving estimates or matters of opinion, whether or not expressly so stated, are intended merely as estimates or opinions and not as representations of facts, and are subject to change without notice from the State. The State explained that the information set forth in such documents has been obtained from the State and other sources that the State deemed to be reliable. Other factors will affect State and local government issuers, and borrowers under conduit loan bond arrangements.

The State of Maryland has a population of approximately 5.6 million. Maryland’s labor force totaled over 3.0 million individuals in 2007, including agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Maryland’s economy is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector in Maryland is much less significant than it is nationwide. The State’s population is concentrated around the Baltimore and Washington D.C. Primary Metropolitan Statistical Areas (PMSAs), and proximity to Washington D.C. and military installations have resulted in an above average percentage of employees in government. As a result, Maryland’s economy is particularly sensitive to changes in federal employment and spending. Annual unemployment rates have been below those of the national average for each of the last 10 years. The unemployment figure for 2007 was 3.8% compared to a national rate for the same period of 4.6%. Total nonagricultural employment increased by 1.0% between 2003 and 2007, an increase slightly slower than in the country as a whole, whereas the decline in manufacturing sector employment of 1.8% is twice the decline in the rest of the country of 0.9%. Unemployment in Maryland could increase as a result of national or local economic conditions. The State’s per capita personal income was the fifth highest in the country in 2006 and 2007.

Maryland residents received almost $258.5 billion in personal income in 2007. Maryland’s wages and salaries grew at slightly slower average rate than the rest of the country in the last five years. Maryland per capita income of $46,021 remained above the national average in 2007 of $38,611. Per capita income varies across the State, with the highest incomes in the Washington and Baltimore regions. As one of the wealthier states in the country, a greater share of personal income is derived from dividends, interest and rent, and a lesser share comes from transfer payments.

The State of Maryland has an employment based largely in services, trade and government. Those sectors, along with financial activities, are the largest contributors to the gross state product. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. At present, the State continues to face a structural fiscal deficit.

■ Factors Affecting Investments in Maryland Municipal Securities. State Finances -- General. The State enacts its budget annually. The General Assembly is prohibited by the Maryland Constitution from amending the budget to affect certain specified provisions, including the obligations or debt of the State. Except for these specified provisions, the General Assembly may amend the budget to increase or decrease appropriations relating to the legislative and judicial branches and it may strike out or reduce executive branch appropriations submitted by the Governor. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. After the enactment of the budget, and not before, the General Assembly is permitted to enact supplementary appropriations but may not enact any supplementary appropriation unless embodied in a separate bill that is limited to a single object or purpose and provides the revenue necessary to pay the appropriation by a tax to be levied and collected under the terms of the bill.

State Revenues. The State’s revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely received from the federal government for transportation, health care, welfare and other social programs.

     Income Taxes. The State imposes an income tax on (1) the federal adjusted gross income of individuals, subject to certain positive and negative adjustments and minus certain deductions and personal exemptions; and (2) the federal taxable income of corporations, subject to certain positive and negative adjustments. The rate of tax for individuals, subject to certain standard deductions, is 2% on the first $1,000 of taxable income, 3% on the second $1,000, 4% on the third $1,000 and 4.75% on taxable income in excess of $3,000. For tax year 2008 and later, regular personal exemptions are determined based on federal adjusted gross income ranging from $3,200 for those with federal adjusted gross income under $150,000/$100,000 (joint/single returns) to $600 for those with federal adjusted gross income over $250,000/$200,000 (joint/single returns). The tax brackets have also been restructured with the addition of 5%, 5.25% and 5.5% brackets beginning at net taxable income levels of $200,000/$150,000 (joint/single returns), $350,000/$300,000 (joint/single returns), and $500,000 (for both joint and single returns), respectively. Finally, in 2008 an income tax surcharge was imposed for tax years 2008 through 2010 to address budget shortfalls; the State’s top marginal income tax rate increases from 5.5% to 6.25% for net taxable income of $1,000,000 or more.

     In addition, each county and Baltimore City must levy a local income tax at the rate of at least 1% but not more than 3.2% of the individual’s Maryland taxable income. Corporations (domestic and foreign), including financial institutions and utilities, generally pay tax at the rate of 7% on the portion of net taxable income allocable to the State. Beginning with tax year 2008, the rate rises to 8.25%.

Sales and Use Taxes. Effective January 3, 2008, the State imposes a 5% sales and use tax on a retail sale or use of tangible personal property in the State and certain enumerated services (most services are exempt). The prior sales tax rate was 5%.

Property Taxes. The State imposes a tax at a rate expressed per $100 of assessed value on all real property subject to taxation. For fiscal years 2004 through 2006, the State property tax rate was set at 13.2 cents per $100 of assessed value. For fiscal years 2007 through 2009, the State property tax rate was set at 11.2 cents per $100. Each of the counties and Baltimore City levies its own tax at rates established by them, as do most incorporated municipalities. Generally, all real property is physically inspected and assessed at full cash value once every three years.

Lottery Revenues. The State operates eight major lottery games. In fiscal year 2007, the allocation of gross sales was 57.9% to prizes, 9.6% to administrative costs and agents’ commissions, and 32.5% to State revenues. Except for administrative costs and the net proceeds of designated instant games and a portion of Mega Millions revenues, the State revenues are credited to the State’s General Fund (the State operating fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded).

Other Taxes. The State also receives revenues from additional tax sources, including public service company franchise taxes, taxes on insurance premiums allocable to the State, motor vehicle fuel and titling taxes and registration fees, taxes on the recordation of instruments conveying title to real or personal property and conveying leasehold interests in real property, taxes on cigarettes and other tobacco products, inheritance taxes, taxes or fees relating to Chesapeake Bay restoration, and taxes on alcoholic beverages.

Other Revenues. Exclusive of the proceeds of bond issues, approximately 51.5% of the State’s revenues in its fiscal year ended June 30, 2007 were received from sources other than taxes and lottery receipts. The largest component (23.4% of total revenues) was received from the federal government for highway and transit reimbursements; reimbursements and grants for health care programs; categorical and matching aid for public assistance, social services, and employment security; aid for public education; and miscellaneous grants-in-aid to State agencies. In addition to federal funds, the State receives revenues from court fines and costs; patient payments for services in State hospitals; interest on invested funds; and tuition fees paid to institutions of higher education. The State also receives revenues from operations of the Maryland Transit Administration, the Maryland Port Administration, and the Maryland Aviation Administration, which are paid into the Transportation Trust Fund.

General Fund revenues on a budgetary basis realized in the State’s fiscal year ended June 30, 2007, were above estimates by $72.0 million, or 0.6%.

State Expenditures and Services. State expenditures and services for capital and operating programs include a typical range of direct governmental services and activities, as well as State support and aid to local governmental units, primarily in the areas of education and transportation.

Public Education. The agencies administering public education spend the largest portion of State revenues. Based on the State’s fiscal year 2008 budget, public education accounted for 48% of General Fund appropriations and 37% of all appropriations. The State supports the elementary and secondary education programs of the counties and Baltimore City through a number of aid programs. In addition to these programs, the State Department of Education provides aid for local libraries, food service, and various educational activities and, through the State Department of Education’s Interagency Fund, distributes funds to address the service needs of children at risk. Appropriations to pay debt service on State general obligation bonds issued to fund the State’s share of the cost to construct schools, formerly funded with general funds appropriated to the State Department of Education, is now funded with special funds, primarily from property tax revenues. The State finances the State universities and colleges principally with State General Fund revenues and student charges. In addition, the State finances a share of the cost of the locally owned two-year community colleges. State financial assistance is primarily in the form of general purpose formula grants. The State also makes grants to private institutions of higher education under a formula based on State support for State four-year universities and colleges. In total, the higher education share of fiscal year 2007 expenditures was 15.1% and is projected to total 15.9% in the fiscal year 2008 budget.

     Transportation. Transportation is the third largest category of State expenditures. The Department of Transportation is responsible for most of the State’s various transportation facilities and for developing and maintaining a State master plan for transportation. For fiscal year 2008, transportation was budgeted at $3,747.1 million; on the same basis actual expenditures for fiscal year 2007 were $3,527.3 million.

     Health and Mental Hygiene. The Department of Health and Mental Hygiene has general responsibility for public health in the State and provides direct services through 16 residential health facilities, finances medical services to the indigent, and aids local health departments on a matching formula basis. For fiscal year 2008, $7,377.6 million is budgeted for the Department of Health and Mental Hygiene, including $3,252.8 million in federal funds and $3,640.9 million in State general funds. The largest expenditure is for the medical assistance (Medicaid) program under which the State makes payments to health service vendors providing services to eligible low income individuals and families. For fiscal year 2007, $4,487.4 million was spent on this program, virtually all of which was for services for which the State recovered approximately 50% from the federal government. For fiscal year 2007, the average monthly Medicaid enrollment was 520,436. The fiscal year 2008 budget provides funding for 526,331 State Medicaid enrollees and funding of $4,680.2 million.

     Human Resources. The Department of Human Resources administers, on the State level, the federal and State social service, public assistance, and income maintenance programs. For fiscal year 2008, approximately $1,724.3 million was budgeted for the Department of Human Resources, including $1,057.2 million in federal funds and $575.9 million in State general funds. Public assistance programs include Temporary Cash Assistance, food stamps, assistance and loans to disabled citizens, and several emergency assistance programs.

     Public Safety and Correctional Services, State Police and Juvenile Services. The Departments of Public Safety and Correctional Services, State Police, and Juvenile Services include correctional agencies and institutions, parole units, the Maryland State Police, services and facilities for adjudicated youth, and related activities. For fiscal year 2008, approximately $1,807.8 million was budgeted for these departments, of which $1,551.1 million was from general funds.

     Other Expenditures and Services. The State has numerous other operating units, including the judicial system; financial and revenue administration; labor, licensing and regulation; planning, budgetary activity, and personnel administration; natural resources and recreation; business and economic development; housing and community development; environment; and others, all of which accounted for approximately 9.1% of total expenditures for fiscal year 2007 and 6.5% of the fiscal year 2008 budget. General obligation bond debt service accounted for approximately 2.3% of total expenditures for fiscal year 2007 and was expected to account for approximately 2.3% of the fiscal year 2008 budget.

     The General Fund accounts for approximately $14.5 billion of the State’s fiscal year 2008 budget of $30.0 billion. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

     State Reserve Fund. The State Reserve Fund is currently composed of four accounts – the Revenue Stabilization Account, which is established to retain State revenues for future needs and to reduce the need for future tax increases; the Dedicated Purpose Account, which is established to retain appropriations for major multi-year expenditures and to meet contingency requirements; the Economic Development Opportunities Program Account, which is to be used for extraordinary economic development opportunities as a supplement to existing programs; and the Catastrophic Event Account, which is to be used to respond quickly to a natural disaster or other catastrophic event that cannot be managed within existing appropriations. Chapter 417 of the Laws of 2008 repealed the Joseph Fund Account, which was created to meet the emergency needs of economically disadvantaged citizens, particularly in times of economic downturn. The balance in the Joseph Fund Account totaling approximately $16,000 was transferred to the Revenue Stabilization Account pursuant to the legislation. The State can move some of the funds in the Revenue Stabilization Account to cover other areas of its budget.

     State Fund Balances. The Maryland Constitution requires the State to enact a balanced budget for each of its fiscal years, which run from July 1 to June 30. Maryland’s fiscal year 2007 ended with a $284.7 million general fund balance on a budgetary basis and $1,589.7 million in the Revenue Stabilization Account of the State Reserve Fund and other reserve funds. General fund revenues on a budgetary basis realized in the State’s fiscal year 2007 exceeded estimates by $72.0 million, or 0.6%. On a GAAP basis, the fiscal year 2007 reserved general fund balance was $2,373.7 million, while the unreserved, designated and undesignated, fund balances were $195.1 million and $690.2 million, respectively; these balances compare to the reserved general fund balance of $1,490.7 million, and unreserved, designated and undesignated, fund balances of $1,311.0 million and $730.9 million, respectively, at the end of fiscal year 2006. The Revenue Stabilization Account of the State Reserve Fund provides financial support for future needs of the State and is intended to reduce the need for future tax and other revenue increases. However, the State can, and does, move some of the funds in the Revenue Stabilization Account to cover other areas of its budget, so the actual balance may be lower in the future. Over the last few years, the State has needed to make transfers from the State Reserve Fund and the State’s Transportation Trust Fund, in addition to enacting cuts in expenditures. Additionally, the State continues to expect budget shortfalls as further described below.

Fiscal Year 2008 Budget. On April 9, 2007, the General Assembly approved the budget for the 2008 fiscal year. The fiscal year 2008 budget includes, among other things: (1) funds to the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,772.6 million in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Section of the General Assembly (“Thornton”), as amended; (3) $27.5 million for capital projects; (4) $262.8 million to the State Reserve Fund; and (5) deficiency appropriations of $144.5 million for fiscal year 2007. On June 27, 2008, it was estimated that the general fund balance on a budgetary basis at June 30, 2008 would be $538.0 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund was estimated to be $681.7 million at June 30, 2008, equal to 5% of estimated general fund revenues.

     Subsequent Events. In order to reduce a projected deficit for fiscal year 2009, the Governor proposed and the Board of Public Works approved on July 11, 2007 expenditure reductions totaling $128.4 million. Further, on October 29, 2007, the General Assembly convened the 2007 1st Special Session. During this Special Session, the General Assembly enacted legislation generating an additional $403.1 million in general fund revenues for fiscal year 2008. As enacted in this Special Session, 500 vacant State employee positions were also reduced, which generated $5.0 million in savings in the fiscal 2008 budget.

Fiscal Year 2008 Budget. On April 5, 2008 the General Assembly approved the budget for fiscal year 2009. The fiscal year 2009 budget includes, among other things: (1) funds for the State’s retirement and pension systems consistent with the “corridor” methodology of funding as prescribed by statute; (2) $5,956.4 million in aid to local governments from general funds reflecting full funding of the Thornton public school assistance program; (3) $16.2 million for capital projects; (4) $231.5 million to the State Reserve Fund; and (5) deficiency appropriations of $77.5 million for fiscal year 2008. The fiscal year 2009 budget also reflects budgetary actions taken during the 2007 1st Special Session. These actions include, among other things: (1) $129.2 million in reductions to projected growth in education aid to local governments by limiting inflationary increases, (2) $30.6 million in reductions by eliminating the local Electricity Generating Equipment Property Tax grant, (3) the use of $77.0 million from the Health Insurance Fund balance to cover costs in fiscal year 2009, and (4) the elimination of 500 vacant State employee positions in fiscal year 2008, which produced savings of $21.5 million in the fiscal year 2009 budget. Additionally, fiscal year 2009 estimated General Fund revenues include $836.9 million in revenue increases generated by legislation enacted during the 2007 1st Special Session. Chapter 10 of the Laws of 2008 repealed the extension of the sales tax to computer services that was enacted in the 2007 1st Special Session. The repeal created a budget shortfall of $214.0 million which was resolved through a combination of budget reductions and new revenues, including (i) a three year personal income tax surcharge on taxpayers with net taxable income exceeding $1.0 million, which is expected to increase revenues by $154.6 million in fiscal year 2009, and (ii) $50.0 million in fiscal year 2009 budget reductions approved by the Board of Public Works on June 25, 2008.

It is estimated that the general fund balance on a budgetary basis at June 30, 2009 will be $236.8 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $738.9 million on June 30, 2009.

Outlook for Future Fiscal Years. For some years, a cash shortfall between revenues and spending has been projected. During its 2007 General Session, the General Assembly deferred action of any major significance toward addressing the deficit to allow the new Governor and his administration time to study options and develop a course of action. Later in 2007, however, as referenced above, the Governor convened the 2007 1st Special Session which resulted in increased revenues and some cuts in expenditures. Since that time, however, Maryland’s economic performance has appeared to be weaker than previously estimated, in line with changes in the nation’s overall economic forecast. As a result, the State forecasts slower growth, decreasing sales tax collections and decreasing revenues derived from construction revenues. It is difficult to predict what, if any, further steps may be required to address Maryland’s structural deficit and declining revenues.

At the same time, the State and impacted local governments have started considering how the United States Base Realignment and Closure (BRAC) program will impact state and local infrastructure needs and other expenditures. As part of BRAC, a substantial number of military families and private sector workers will relocate to various parts of Maryland. These additional families will require schools, housing, transportation and other services. BRAC relocations may result in increased borrowing at both the State and local levels. The short term financial impact of BRAC relocations, while generally perceived to be favorable in the long term, cannot yet be determined.

Finally, the State is still assessing the magnitude of and solutions for funding its post-employment non-pension benefit liability. Recent estimates of this liability range from approximately $9.0 billion to $14.54 billion. A commission formed in 2006 to develop a plan with respect to these liabilities must report to the Governor and General Assembly by December 31, 2009; in 2008 the General Assembly extended the due date for the final report by one year from December 31, 2008.

     Investment of State Funds. State statute provides that the investment of unexpected or surplus money over which the Treasurer has custody is limited to (1) obligations of the United States or its agencies or instrumentalities; (2) repurchase agreements collateralized in an amount not less than 102% of principal by obligations of the United States or its agencies or instrumentalities; (3) bankers’ acceptances, money market mutual funds (limited to securities of the United States or its agencies or instrumentalities), and commercial paper (limited to 10% of total investments) all only with the highest rating; and (4) the Maryland Local Government Investment Pool (the investments of which are limited to those in which the Treasurer may invest.

      ■ State-Level Indebtedness.

     The State issues general obligation bonds, to the payment of which the State’s ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. Neither the Maryland Constitution nor general laws of Maryland impose any limit on the amount of debt the State can incur. However, the Maryland Constitution prohibits the creation of State debt unless it is authorized by a law that provides for the collection of an annual tax or taxes sufficient to pay the interest when due and to discharge the principal within 15 years of the date of issuance. Taxes levied for this purpose may not be repealed or applied to any other purpose until the debt is fully discharged. The taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual budget. Beginning in fiscal year 2004, the increase in the State property tax rate eliminated the need for general funds to subsidize funding of general obligation debt service. These restrictions do not necessarily apply to other issuers within the State.

     The General Assembly, by separate enabling act, typically authorizes a particular loan for a particular project or purpose. Beginning with its 1990 session, the General Assembly has annually enacted a Maryland Consolidated Capital Bond Loan Act, or “capital bond bill,” that within a single enabling act authorizes various capital programs administered by State agencies and other projects for local governments or private institutions. The Board of Public Works authorizes State general obligation bond issues and supervises the expenditure of funds received therefrom, as well as all funds appropriated for capital improvements other than roads, bridges and highways. Maryland had approximately $7.6 billion of State tax-supported debt outstanding as of March 31, 2008.

     The public indebtedness of the State of Maryland and its agencies can be generally be divided into the following categories:

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The State and various counties, agencies and municipalities of the State issue general obligation bonds, payable from ad valorem taxes, for capital improvements and for various projects including local-government initiatives and grants to private, nonprofit, cultural and educational institutions. The State’s real property tax is pledged exclusively to the repayment of its bonds. The Board of Public Works is required to fix the property tax rate by each May 1 in an amount sufficient to pay all debt service on the State’s general obligation bonds for the coming fiscal year. At least since the end of the Civil War, Maryland has paid the principal of and interest on its general obligation bonds when due. As of July 1, 2008, the State’s general obligation bonds were rated AAA by Fitch, Aaa by Moody’s Investors Service, Inc., and AAA by Standard & Poor’s. We cannot assure you that such ratings will be maintained in the future.

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The Maryland Department of Transportation issues limited special-obligation bonds for transportation purposes, payable primarily from specific, fixed-rate excise taxes and other revenues generated from the financial facilities, including an expansion to the BWI airport, rail transportation facilities, highways and other transportation facilities. Holders of these bonds are not entitled to look to any other sources of payment. The 2007 General Assembly established a maximum outstanding principal amount of $726.2 million as of June 30, 2008, for all nontraditional debt of the Maryland Department of Transportation. Nontraditional debt outstanding is defined as any debt instrument that is not a consolidated transportation bond or Grant Anticipation Revenue Vehicle (“GARVEE”) Bond; such debt includes, but is not limited to, certificates of participation (documented by conditional purchase agreements), debt backed by customer facility charges, passenger facility charges, or other revenues, and debt issued by Maryland Economic Development Corporation (“MEDCO”) or any other third party on behalf of the Maryland Department of Transportation. At June 30, 2008, the outstanding principal amount of such nontraditional debt was estimated at $726.2 million.

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The Maryland Stadium Authority issues limited special-obligation bonds and notes to finance stadiums, convention centers and recreational facilities payable primarily from lease rentals, sports lottery and other revenues.

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Certain other State units, such as Maryland’s university systems, the Maryland Transportation Authority and the Maryland Water Quality Financing Administration, as well as several local governments, are authorized to borrow funds pursuant to legislation that expressly provides that the State will not be deemed to have given any pledge or assurance of repayment, and for which the State will have no liability for repayment. These obligations are payable solely from specific non-tax revenues of the borrowers, including loan obligations from nonprofit organizations, corporations and other private entities. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the quality of obligations backed by the full faith and credit of the State of Maryland. For example, the Maryland Transportation Authority, like the Maryland Department of Transportation, has issued bonds which are payable solely from collections from airline travel; any significant decline in air traffic at the BWI airport could impede repayment of such bonds.

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During the 2004 General Session, the General Assembly created the Bay Restoration Fund to be managed by the Maryland Water Quality Financing Administration. The Bay Restoration Fund receives a mandatory fee of $30 per year per equivalent dwelling unit from users of sewerage systems in Maryland, as well as $30 per year from septic system users. The Bay Restoration Fund sewer fee generated $57.5 million in revenue during fiscal year 2007. Future sewer fee revenues are projected at approximately $58.0 million per year. The sewer fee revenues are pledged, to the extent necessary, as security for revenue bonds issued by the Maryland Water Quality Financing Administration, the proceeds of which will be applied primarily to provide grant funds to upgrade wastewater treatment plants with enhanced nutrient removal technology. The first issue of Bay Restoration Revenue Bonds, in the amount of $50.0 million, closed on June 25, 2008. Between 2009 and 2012, the Administration expects to issue an additional $480.0 million in Bay Restoration Revenue Bonds.

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The State, its agencies and departments, and the various localities also enter into a variety of municipal leases, installment purchase, conditional purchase, sale-leaseback and similar transactions to finance the construction and acquisition of facilities and equipment. Such arrangements are not general obligations to which the issuing government’s taxing power is pledged but are ordinarily backed by the issuer’s covenant to budget for, appropriate and make the payments due on such obligations. Such arrangements generally contain “non-appropriation” clauses which provide that the issuing government has no obligation to make payments in future years unless money is appropriated for such purpose on a yearly basis. In the event that appropriations are not made, the issuing government cannot be held contractually liable for the payments.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. Although the State has the authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, the State in the past 20 years has not issued short-term tax anticipation notes or made any other similar short-term borrowings for cash flow purposes. The State has not issued bond anticipation notes except in connection with a State program to ameliorate the impact of the failure of certain State-chartered savings and loans in 1985; all such notes were redeemed without the issuance of debt.

     The State and its units are parties to numerous legal proceedings, many of which normally occur in governmental operations. The legal proceedings are not, in the opinion of the Attorney General, likely to have a material adverse effect on the State’s financial position.

     ■ Other Issuers of Maryland Municipal Securities.

     Maryland can be divided into 24 subdivisions, comprised of 23 counties plus the independent City of Baltimore. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes. As a result, not all localities in Maryland follow the debt-authorization procedures outlined above. Maryland counties and the City of Baltimore typically receive most of their revenues from taxes on real and personal property, income taxes, miscellaneous taxes, and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs. Although some of these localities have received ratings of AAA from rating agencies, these ratings are often achieved through insurance. Recently, however, downgrades on the ratings of bond insurers have resulted in lower ratings on bonds issued by Maryland localities. Additionally, other issuers within Maryland have received lower ratings.

     Many of Maryland’s counties have established subsidiary agencies with bond-issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. For example, the Washington Suburban Sanitary Commission, which provides water and sewerage services in the District of Columbia area, and the Maryland-National Capital Park and Planning Commission, which administers a park system, both issue general obligation bonds. Many of the municipal corporations in Maryland have also issued general obligation bonds. In addition, all Maryland localities have the authority under State law to issue bonds payable from payments from private borrowers. All of these entities are subject to various economic risks and uncertainties, including the risks faced by the Maryland economy generally, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers. Many of these entities continue to assess their additional financial commitment as a result of the upcoming BRAC relocations.

     Local governments in Maryland receive substantial aid from the State for a variety of programs, including public school construction and discretionary grants. However, the continued shortfall in State aid to local governments, the current economic environment, and potential increases in capital requirements and service needs for localities impacted by upcoming BRAC relocations has and will require some Maryland counties and municipalities to find creative sources of revenue. The substantial projected budget shortfalls at the State level and current economic environment, as well as other future events, might require further reductions in or the discontinuation of some or all aid payments to local governments. Any such cutback in State aid and reductions in revenues due to a slower economy will adversely affect local economies.

      ■ Ratings of Maryland Municipal Securities. As of July 1, 2008, Moody’s, Standard & Poor’s, and Fitch have rated the State’s general obligation bonds “Aaa”, “AAA” and “AAA”, respectively. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. An explanation of the significance of a particular rating may be obtained from the rating agency furnishing it. These ratings may be changed at any time and no assurance can be given that they will not be revised downward or withdrawn by any or all rating agencies, if in the judgment of any or all, circumstances should warrant such actions. Any downward revision or withdrawal of any of the ratings could have an adverse effect on market prices for the related Maryland Municipal Securities.

      ■ Risks and Uncertainties.

     Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the State of Maryland, such as those listed above. Although the State of Maryland regularly receives the highest ratings from ratings agencies, local governments and other issuers may have higher debt-to-assessment ratios, and/or greater credit risk, than the State itself, and as a result may be unable to repay their indebtedness. Other obligations are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain debt may consist of obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since any decline in that one industry could impede repayment.

     Other Maryland Municipal Securities are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities, such as health care facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

     Other Maryland Municipal Securities are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain Maryland Municipal Securities may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. Examples include municipal securities used to finance charitable educational and health care facilities, multifamily housing facilities, solid waste, airport and other exempt facilities financings as well as single family mortgage bonds. For example, bankruptcies in the airline industry could have an impact on the value and likelihood of repayment on conduit revenue bonds issued to finance airport facilities. Medicare and Medicaid reimbursement rate changes and changes in the insurance industry can affect the financial viability of health care facilities such as nursing homes. Single family mortgage bonds are subject to extraordinary mandatory redemption as the underlying home loans are refinanced, which may result in retirement of the bonds at prices less than their original purchase prices.

     As referenced above, the State projects reduced revenues, including from construction-related activity, and lower tax receipts, due, at least on part, to the current economic environment and the ongoing unfolding of the “Subprime” crisis. Gasoline, construction material and commodity prices are also very high. Maryland electric rates have increased substantially since 2006. The cumulative effect of market uncertainty, the “Subprime” crisis, higher gasoline, construction material and commodity prices, and increased electric rates on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. Furthermore, Maryland’s economy is unusually dependent on the federal government and the service sector because a large percentage of Maryland residents are employed in those fields. BRAC relocations to Maryland will further increase this dependency. In addition, a significant proportion of Maryland’s revenues come from the federal government, both in direct aid and through federal payment for goods and services provided by Maryland businesses and local governments. The current general economic slowdown, including the resulting decreases in consumer and business spending, may create budget difficulties at both the State and local level, including to conduit borrowers under revenue bonds. Slower economic growth or a recession may decrease income tax and sales tax revenues, which are important components of the State’s already reduced revenues. These trends could force Maryland to further decrease spending, cut employment, raise taxes or take other measures to balance its budget. These and other factors will also affect the county and local economies in Maryland, and to the extent they stress the State’s budget, will diminish the amount of State aid available to local jurisdictions.

     Finally, national and international developments, such as rising oil and commodity costs and the “Subprime” crisis could have a materially adverse effect on the economy in Maryland. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Maryland, and declines in related industries could hamper Maryland’s economy. Baltimore and other municipalities, many of which were already experiencing fiscal pressures due to general economic conditions and other factors, continue to need funds to cover high anti-terrorism costs and now are bearing increased costs associated with foreclosed properties. However, we cannot assure you that such funds will be available; and, if such funds are unavailable, these jurisdictions could face economic difficulties in the future. Economic factors affecting the State will also affect the counties and the City of Baltimore, as well as agencies and private borrowers. In particular, local governments depend on State aid, and any cutbacks in such aid as a result of the State’s structural deficit could adversely affect local budgets, which could impose additional hardship on them at the same time as they incur additional BRAC-related expenditures. If negative trends continue, Maryland’s State and local governments might need to take more drastic measures, including tax increases, to balance their budgets.

Special Investment Considerations - Massachusetts Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the Commonwealth of Massachusetts (referred to in this section as “Massachusetts” or the “Commonwealth”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors relating to investments in Massachusetts municipal securities is only a summary based on reports and statements issued by the Office of the Governor of the Commonwealth of Massachusetts and its executive departments, including the Massachusetts Department of Revenue, and on publicly-available official statements and studies relating to offerings by Massachusetts on or prior to July 10, 2008. No representation is made as to the accuracy of this information. The Commonwealth noted that all estimates and assumptions were made on the best information available and were believed to be reliable, but that no representations whatsoever were made that such estimates and assumptions would be correct. So far as any statements made below involve matters of opinion, whether or not expressly so stated, they were intended merely as such and not as representations of fact.

     Like the national economy, the state economy was expected to grow slowly in 2008 and 2009 as the housing market slump and turmoil in the sub-prime mortgage and financial markets were expected to impede economic growth through negative effects on construction, household wealth and consumer spending. Consistent with a slower economy, growth in wage and salary disbursements and personal income were also expected to decline. Massachusetts gross state product was expected to slow, from a growth rate of 2.2% to 2.4% in fiscal 2008 to between 1.8% and 2.2% in fiscal 2009. Massachusetts employment was expected to grow 0.6% in fiscal 2009, compared to 1.0% in fiscal 2008, and Massachusetts wages and salaries were expected to increase 4.5% in fiscal 2009, compared to 5.7% in fiscal 2008.

     Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. These higher levels of income have been accompanied by a consistently lower poverty rate and, except during the recession of the early 1990s and the recent period of slow recovery from the recession of 2001, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state had a somewhat lower unemployment rate than the nation for the ten months ended March 31, 2008, but is still lagging behind the nation in many other indicators.

     The Commonwealth’s employment picture improved in calendar year 2007. According to the U. S. Department of Labor, state employment in November, 2007 grew by 0.9% on a year-over year basis. Over the same period of time, the unemployment rate decreased from 5.1% to 4.3%. In addition, according to estimates of the Massachusetts’ Executive Office of Workforce Development, the statewide May 2008 seasonally adjusted unemployment rate of 4.9 % rose from 4.5% in May 2007; however, during each of the 12 months since May 2007, the Massachusetts unemployment rate was below the U.S. rate. The adjusted national rate rose from 5.0% in April 2008 to 5.5% in May 2008. Seasonally adjusted estimates for May 2008 also show that during the first five months of 2008 Massachusetts added 3,900 new jobs while the national economy shed 324,000 jobs. Massachusetts continued to benefit from job gains in its key growth sectors, including professional, scientific and business services.

     The state’s housing market weakened substantially in 2007. According to the Massachusetts Association of Realtors, sales in November, 2007 fell by 12.6% for single family homes and 14.2% for condominiums on a year-over-year basis. During the same period of time, the median price fell 2.9% for single family homes and rose 1.9% for condominiums.

■ Factors Affecting Investments in Massachusetts Securities.

Budgetary Control. Massachusetts law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, and all taxes, revenues, loans and other means by which such expenditures are to be defrayed. The budget begins as a bill that the Governor submits in January (or in the case of a newly elected Governor, not later than early March) to the House of Representatives. The House Ways and Means Committee reviews this budget and then develops its own recommendation. Once debated, amended and voted on by the full House, it then passes its bill to the Senate. The Senate Ways & Means Committee reviews the bill and develops its own recommendation. Once debated, amended and voted on by the Senate, it becomes the Senate’s budget bill. House and Senate leadership then assign members to a joint “conference committee” to negotiate the differences between the House and Senate bills, and the conference committee returns its bill to the House and then the Senate for final approval. The Senate then passes the bill to the Governor who has ten days to review and approve it, or make vetoes or reductions. The Governor may approve or veto the entire budget, or certain line items or sections, but may not add anything. The House and the Senate may vote to override the Governor’s vetoes. Overrides require a two-thirds majority in each chamber. The Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

     Commonwealth Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. The Commonwealth’s primary financing source is derived from state taxes. The Commonwealth’s secondary financing sources are the federal government, departmental revenues and transfers from non-budgeted funds. In fiscal year 2007, approximately 64.4% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21.6% of such revenues, with the remaining 14% provided from departmental revenues and transfers from non-budgeted funds. The Commonwealth’s budget is established using the statutory basis of accounting which differs from GAAP.

     Capital Expenditures. Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the state constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations. Through the capital budget, the Commonwealth funds a wide range of public assets, including:

➢	State highways and bridges

➢	Public safety facilities and equipment

➢	State parks and playgrounds

➢	Affordable housing

➢	Courthouses and prisons

➢	Convention centers

➢	State office buildings

➢	Local economic development, public works and library projects

➢	Protection of valuable open space resources

➢	Higher education facilities at the University of Massachusetts, state and community colleges

Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based on state finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

      ■ The 2007 Fiscal Year Results. At the end of fiscal year 2007, the total ending fund balance in the budgeted operating funds was $2.901 billion and “consolidated net surplus” was $190.9 million. Total reported budgeted expenditures and other uses for the fiscal year 2007 were $ 29.476 billion. Tax collections for fiscal year 2007 totaled $19.736 billion, an increase of $1.2 billion or 6.8% over fiscal year 2006. In fiscal year 2007, there was continuing strength in withholding tax collections which increased 6.7%. Baseline sales tax collections, dragged down by declining motor vehicle sales and weakness in the housing sector, were up only 0.8%. Corporate and business collections were up 11.2% baseline in fiscal year 2007, down from 31% in fiscal year 2006.

      ■ The 2008 Fiscal Year Results and Projections. The budget balance for the end of fiscal year 2008 is projected to decrease to $2.294 billion. Total expenditures projected for the fiscal year 2007 are estimated to increase to $31,821 billion. Tax collections for the first eleven months of fiscal 2008, ended May 31, 2008, totaled $18.617 billion, an increase of $1.174 billion, or 7.2%, over the same period in fiscal 2007. This increase over the prior year is attributable in large part to an increase in withholding collections, income tax estimated payments and income tax payments with returns and extensions, sales and use tax collections and one-time and other corporate and business tax collections. Economic forecasts have suggested that economic output growth will slow, from a 2.2% annual rate in the fourth quarter of 2007 to a 1.7% annual rate through June of 2008. Total tax revenues for fiscal year 2008 are projected to be approximately $20.225 billion (which projection does not take into account $632 million in year-to-date collections through May 2008 that are over the year-to-date benchmark).

      ■ Fiscal 2009 Budget Projections and Proposals. Total expenditures projected for the fiscal year 2009 are estimated to decrease to $27.926 billion, with a total consensus tax revenue estimate of $20.987 billion. On January 8, 2008, the Secretary of Administration and Finance and legislative leaders announced agreement on this tax revenue estimate. The estimate assumed that the national and state economies will both experience slowdowns through June, 2009, but that both will avoid a recession. Specifically, the consensus forecast was based on the following projections, which were current as of December 13, 2007:

➢	The national economy was expected to experience a slowdown during fiscal 2009, with real gross domestic product (GDP) growth of 2.2%, versus 2.3% GDP growth in fiscal 2008.

➢	Massachusetts gross state product was also expected to slow, from a growth rate of 2.2% to 2.4% in fiscal 2008 to between 1.8% and 2.2% in fiscal 2009.

➢	Massachusetts employment was expected to grow 0.6% in fiscal 2009, compared to 1.0% in fiscal 2008, and Massachusetts wages and salaries were expected to increase 4.5% in fiscal 2009, compared to 5.7% in fiscal 2008.

➢	Massachusetts personal income was expected to rise 4.6% in fiscal 2009, compared to 5.7% in fiscal 2008.

➢	Massachusetts retail sales were expected to grow by 2.6% in fiscal 2009, compared to 3.2% in fiscal 2008.

➢	After growing by 9.2% in fiscal 2007, corporate profits at the national level were expected to decline moderately in fiscal 2008, but then recover in fiscal 2009. Corporate profits were projected to grow between 1.3% and 3.7% in fiscal 2009, compared to fiscal 2008 (there are no forecasts for state corporate profits).

➢	Massachusetts capital gains taxes, which grew by about 6.6% in fiscal 2007, were expected to decline slightly in fiscal 2008 and then remain flat in fiscal 2009.

Subsequent forecasts have suggested that certain of these assumptions may be overly optimistic.

     The fiscal year 2009 budget was not approved by July 1, the beginning of Massachusetts’ fiscal year, which necessitated approval of a temporary budget for the first two weeks of July; however, on July 3, 2008, the Legislature enacted a fiscal year 2009 budget of $27.9 billion. Governor Deval Patrick has 10 days to approve or veto it (or veto certain items). After this ten day period, the House and Senate, by two-thirds majority, may vote to override the Governor’s vetoes. The budget approved by the Legislature increases funding for local aid, education and health care. The budget uses money from the state Stabilization Fund to cover a deficit of over $500 million. The Legislature also enacted legislation to increase revenues from tobacco and business taxes. The budget assumes that negotiations with the federal government regarding extension of Medicaid waivers will be successful. If that is not the case, the deficit would be significantly increased.

■ Commonwealth Indebtedness. Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be repaid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation that is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states. The Commonwealth has statutory limits on the amount of outstanding “direct” bonds (i.e., excluding bonds to be refunded with the proceeds of the issuance of refunding bonds). The statutory limit on “direct” bonds during fiscal 2007 is approximately $15.6 billion. By law, certain kinds of bonds issued by the Commonwealth may not be subject to this limitation.

The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. The Commonwealth reported that, as of January 2, 2008, it had a total of $19.298 billion in long-term debt outstanding, including $16.422 billion of general obligation debt, $1.272 billion of special obligation debt, and $1.602 billion of federal grant anticipation notes.

The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are used by such entities to pay a portion of the debt service on their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Education Facilities Authority and the Massachusetts State College Building Authority.

The ability of the Commonwealth to meet is obligations will be affected by future social, environmental and economic conditions, among other things, as well as by legislative policies and the financial condition of the Commonwealth. Many of these conditions are not within the control of the Commonwealth.

■ Independent Authorities and Agencies. The Legislature has established independent authorities and agencies within the Commonwealth, the budgets of which are not included in the Commonwealth’s annual budget. The Governmental Accounting Standards Board (GASB) Statement 14 articulates standards for determining significant financial or operational relationships between the primary government and its independent entities. In fiscal year 2007, the Commonwealth had significant operational or financial relationships, or both, as defined by GASB Statement 14, as amended, with 34 of these authorities.

■ Local Aid. The Commonwealth makes substantial payments to its cities, towns, and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately 17.5% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct local aid.

     As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula specified in Chapter 70 of the General Laws designated to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. For fiscal 2008, the second year of this five-year model, the Commonwealth will provide a total of $3.726 billion of state aid through the Chapter 70 program.

     The State Lottery and Additional Assistance programs, which comprise the other major components of direct local aid, provide unrestricted funds for municipal use. In fiscal 2008, cities and towns will receive $935.0 million in aid from the State Lottery Fund. Based on projected revenues that support these distributions, the fund will run a deficit of $124.2 million in fiscal 2008.

In addition to direct local aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MTBA assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

■     Ratings of the Commonwealth’s Securities. As of July 2008, Standard & Poor’s, Fitch and Moody’s rated the Commonwealth’s general obligation bonds “AA,” “AA,” and “Aa2,” respectively. These ratings remained unchanged from prior years’ ratings. Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth and municipal securities in which the Fund invests.

■     Pending Litigation and Regulatory Inquiries. There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition. From time to time actions may be brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits, and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that any such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In addition, there are several tax cases pending that could result in significant refunds if taxpayers prevail. Other suits relate to, among other things, other revenue sources and environmental issues. In addition, in January, 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims in connection with the Central Artery/Ted Williams Tunnel project against Bechtel/Parsons Brinckerhoff for $399 million. A settlement was also reached with design consultants for another $51 million to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in a new state Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel.

Special Investment Considerations - Michigan Municipal Securities. As explained in the Prospectus, the Michigan Municipal Fund will invest most of its assets in securities by or on behalf of the State of Michigan and its subdivisions, agencies, instrumentalities or authorities. The Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Michigan obligations. The following information on risk factors in concentrating in Michigan municipal securities is only a summary, based on information provided by the State of Michigan in publicly-available official statements relating to offerings by the State of Michigan and publicly-available data on or prior to July 10, 2008. No representation is made as to the accuracy of this information.

Michigan. Although the state’s economy has diversified, Michigan’s economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the state. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last four years.

Recently, the state’s economy has been affected by changes in the auto industry, notably declining Big 3 motor vehicle sales, consolidation and plant closings resulting from productivity gains, competitive pressures and over-capacity. Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Michigan Municipal Fund investments.

■     Factors Affecting Investments in Michigan Municipal Securities

Economic Characteristics. The economy of the state has proven to be cyclical, due primarily to the fact that the leading sector of the state’s economy is the manufacturing of durable goods. Employment in the durable goods manufacturing sector was approximately 474,400 and non-durable goods manufacturing employment was approximately 142,000 in 2007. Total state employment in calendar year 2007 averaged 4,660,000 and total manufacturing employment averaged 616,000 that year. The state’s average unemployment rate for calendar year 2007 was 7.2 percent, up from 6.9 percent in 2006 and 3.7 percent in 2000.

Motor vehicle and motor vehicle parts employment is an important component of Michigan’s economy. The combined motor vehicle and motor vehicle parts employment totaled 189,800 in 2006, down from 203,000 in 2006 and 224,100 in 2005. Recently, the state’s economy has been affected by changes in the auto industry, notably declining Big 3 motor vehicle sales, consolidation and plant closings resulting from productivity gains, competitive pressures and over-capacity. Similar changes in the future could adversely affect state revenues and more severely affect the revenues of the municipalities, authorities and other instrumentalities in the areas in which plants are closed, which may include municipalities, authorities and instrumentalities that have issued municipal securities held as Fund investments.

State Fiscal Matters - General. In 1978, Michigan’s Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is fixed by the amendment to equal the ratio of the 1978-79 fiscal year revenues to total 1977 state personal income. If any fiscal year revenues exceed the revenue limitation by one percent or more, the entire amount of such excess shall be rebated in the following fiscal year’s personal income tax or single business tax. Any excess of less than one percent may be transferred to the state’s Budget Stabilization Fund.

Michigan’s Constitution provides that the proportion of state spending paid to all units of local government to total state spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the “following fiscal year,” which means the year following the determination of the shortfall, according to an opinion issued by the State’s Attorney General. Michigan’s Constitution also requires the state to finance any new or expanded activity of local governments mandated by state law.

The state may raise taxes in excess of the limit for emergencies when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature.

State expenditures are not permitted by the state’s Constitution to exceed available revenues.

Tax Revenues. Michigan currently levies a 6 percent sales tax on retail sales with certain exceptions for items such as food and prescription drugs and a 6 percent use tax on the privilege of using, storing and consuming tangible personal property, services of intrastate telephone, telegraph or other leased wire communications, transient hotel and motel rooms and rentals of tangible personal property. A constitutional amendment is required to increase the sales tax rate. A ballot proposal approved by the electorate on March 15, 1994, increased the sales and use tax rates from 4 percent to 6 percent and constitutionally dedicated revenues from the 2 percentage point rate increase to the state’s School Aid Fund. Of the remaining sales tax revenues generated by the 4 percentage point rate, 60 percent of collections is distributed to the School Aid Fund for operating aid to local school districts in the state. An additional 15 percent of the revenues generated by the 4 percentage point rate is constitutionally dedicated to local units of government for general operating purposes.

Michigan levies a flat rate tax on the adjusted gross income of individuals, estates and trusts. The income tax rate was 4.4 percent for tax years 1995 through 1999. The rate was reduced to 4.2 percent for tax years 2000 and 2001, to 4.1 percent for 2002 and 4.0 percent for 2003. The rate remained at 4.0 percent for the first six months of tax year 2004 and was reduced to 3.9 percent on July 1, 2004. The rate was increased to 4.35% effective October 1, 2007. Effective October 1, 1996, 23 percent of gross income tax collections before refunds were earmarked to the School Aid Fund, with the remainder dedicated to the State General Fund. The percentage earmarked to the School Aid Fund rose in proportion to the rate cuts so that the rate cuts would not reduce the amount dedicated to the School Aid Fund. The School Aid Fund now receives 25.95 percent of gross income tax collections before refunds.

Michigan levies a 6 mill statewide property tax known as the state education tax (“SET”). The proceeds of the SET are deposited into the State’s School Aid Fund. Other taxes levied by the state include a tax on real estate transfers, various motor fuel taxes, taxes on beer, wine and liquor and cigarettes and other tobacco products, and a number of smaller taxes. A portion of some of these taxes is dedicated for specific purposes, including payments to local units of government and school districts.

Beginning in 1976 through December 31, 2007, Michigan imposed the Single Business Tax (“SBT”). The SBT was a value-added tax imposed on all business activities with annual adjusted gross receipts of $350,000 or more. In 1999, legislation was passed completely phasing out the SBT. Legislation enacted on August 9, 2006 repealed the SBT after December 31, 2007, two years earlier than previously scheduled. On July 12, 2007, the Governor signed legislation creating the Michigan Business Tax (“MBT”) beginning in 2008. The MBT, in general, has two weighted components: one at 0.8 percent times adjusted gross receipts and the second at 4.95 percent times net profits. There are two additional components for insurance companies and financial institutions. There is also an additional MBT surcharge of 21.99% of a taxpayer’s liability before credits. The surcharge is imposed until January 2017.

General Fund. Michigan’s General Fund receives those revenues of the state not specifically required to be included in other funds. General Fund revenues are obtained approximately 51 percent from the payment of state taxes and 49 percent from federal and non-tax revenue sources. General Fund revenues are segregated into two categories for accounting purposes: General Purpose and Special Purpose. Because the state accounts for these expenditures on a consolidated basis, it is not possible to segregate expenditures as related to the General Purpose portion or Special Purpose portion of total General Fund expenditures.

General Purpose revenues consist primarily of that portion of taxes and federal aid not dedicated to any specific purpose. General Purpose revenues account for approximately 38 percent of total General Fund revenues.

Special Purpose revenues consist primarily of federal aid, taxes and other revenues dedicated to specific purposes. Special Purpose Revenues account for approximately 62 percent of total General Fund revenues. Federal aid accounted for approximately 69 percent of Special Purpose revenues. The State estimated that approximately three-fourths of the State’s federal aid revenues require matching grants by the State. The percentage of State funds to total expense in programs requiring matched funds varies generally between 10 and 50 percent.

Approximately two-thirds of total General Fund expenditures are made for education, and by the Department of Human Services and by the Department of Community Health.

State support of public education consists of aid to local and intermediate school districts, charter schools, state universities, community colleges and the Department of Education, which is responsible for administering a variety of programs which provide additional special purpose funding for local and intermediate school districts.

The Department of Human Services and the Department of Community Health administer economic, social and medical assistance programs, including Medicaid and the Temporary Assistance to Needy Families (“TANF”) block grant, which represent the major portion of social services expenditures. The TANF grant requires state contributions tied to a 1994 maintenance of effort level. The Medicaid program continues on a matching basis, i.e., with federal funds supplying more than 50 percent of the fund.

General Fund - Resources and Expenditures. Starting in 2001, Michigan has experienced an economic downturn, which has adversely affected state revenues. In each of the fiscal years ending September 2001 through 2007, the state ended the year with its General Fund in balance, by among other actions, accounting adjustments, changing the timing of revenue receipts, substantially depleting the BSF and cutting expenditures in a number of areas, including payments to counties, cities and other local units of government and school districts and public institutions of higher education.

The state reported that actual General Fund-General Purpose total available resources (including tax revenue, non-tax revenue and other resources) were $9.251 billion in fiscal year 2006-07, 9.445 billion in fiscal year 2006-07 and were projected to be $9.246 in fiscal year 2007-08.

The state reported that actual General Fund-General Purpose total expenditures were $9.248 billion in fiscal year 2005-06, $9.186 billion in fiscal year 2006-07 and were projected to be $9.856 billion in fiscal year 2007-08. In June 2008, the Governor projected an estimated General Fund gap of $235 million for fiscal year 2008-09, which the Governor proposed to address through a combination of transfers and budget cuts. Bills to implement the fiscal year 2008-09 budget are still in negotiation in the Legislature.

The state currently projects that the General Fund will be in balance on September 30, 2008, the close of the current fiscal year.

■     The 2007-08 Fiscal Year

Economic Outlook

Michigan’s economic forecast in January of 2008 for calendar years 2008 and 2009 projected slower growth in 2008 and 2009 compared to 2007. Real GDP was projected to grow 1.8 percent in 2008 and 2.5 percent in 2009, on a calendar year basis. Light vehicle sales were projected to total 15.7 million units in 2008 and 16.0 million units in 2009.

The forecast assumed continued inflation. The U.S. Consumer Price Index was projected to increase by 2.8 percent in 2008 and 2.5 percent in 2009. Ninety-day T-bill rates were expected to average 3.5 percent in 2008 and 4.0 percent in 2009. The United States’ unemployment rate was projected to average 5.1 percent in 2008 and 5.3 percent in 2009.

Total Michigan wage and salary employment was projected to decrease 1.9 percent in 2008 and 0.8 percent in 2009 The State’s unemployment rate was projected to average 8.2 percent in 2008 and 8.7 percent in 2009.

2007-08 Budget. The Governor’s executive budget for the fiscal year commencing October 1, 2007 was submitted to the Legislature on February 8, 2008. The Legislature is still considering various parts of the budget.

■	Michigan’s General Obligation Debt

Michigan’s Constitution limits state general obligation debt to (i) short-term debt for state operating purposes, (ii) short and long-term debt for the purpose of making loans to school districts, and (iii) long-term debt for voter-approved purposes.

Short-term debt for operating purposes is limited to an amount not to exceed 15 percent of undedicated revenues received during the preceding fiscal year. Under the state Constitution as implemented by statutory provisions, such debt must be authorized by the State Administrative Board and issued only to meet obligations incurred pursuant to appropriation and must be repaid during the fiscal year in which incurred. Such debt does not require voter approval.

The amount of debt incurred by the state for the purpose of making loans to school districts is recommended by the State Treasurer, who certifies the amounts necessary for loans to school districts. The bonds may be issued in whatever amount is required without voter approval. All other general obligation bonds issued by the state must be approved as to amount, purpose and method of repayment by a two-thirds vote of each house of the Legislature and by a majority vote of the public at a general election. There is no limitation as to number or size of such general obligation issues.

There are also various state authorities and special purpose agencies created by the state which issue bonds secured by specific revenues. Such debt is not a general obligation of the state.

The state has issued and has outstanding general obligation full faith and credit bonds and notes for environmental and natural resource protection, recreation and school loan purposes.

Michigan reported that as of the fiscal year ended September 30, 2006, the State had $1.463 billion in general obligation bonds outstanding. Debt service (principal and interest due) on the state’s general obligation bonds was reported to have been $146.3 million as of September 30, 2007 and was forecast to be $108.5 million and $194.2 million as of September 30, 2007 and September 30, 2008, respectively.

■	Litigation

Michigan is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the state, substantially affect state programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. The state is also a party to various legal proceedings which, if resolved in the state’s favor would result in contingency gains to the state’s General Fund balance, but without material effect upon Fund balance. The ultimate dispositions and consequences of all of these proceedings are not presently determinable.

■     Pensions and Other Post-Employment Benefits

Michigan administers all of the following defined benefit pension plans: Legislative Retirement System (LRS); State Police Retirement System (SPRS); State Employees’ Retirement System (SERS); Public School Employees’ Retirement System (MPSERS); Judges’ Retirement System (JRS); and Military Retirement Plan (MRP).

The state makes legally required contributions only to the SPRS, SERS, JRS, LRS and MRP. The State does not contribute to MPSERS, which is a cost-sharing multi-employer system. The contributions for probate judges in the Judges’ Retirement System are non-employer contributions to cost-sharing multiple-employer defined benefit pension systems. The contributions to all other systems are employer contributions to defined benefit systems. However, the state does not make actuarially computed contributions to the MRP. MRP benefits, which are funded on the pay-as-you-go basis, are paid from the General Fund.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the state makes required contributions, except MRP. Those benefits are funded on a pay-as-you-go basis, except for LRS. Life insurance benefits for LRS are pre-funded as part of the pension fund.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State is required to adopt the standards set forth in GASB Statement No. 45 for the first time for its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than LRS. The actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the state may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

For additional information on Michigan’s pension and other post retirement benefit matters, see that portion of the Official Statement dated April 24, 2008 for State of Michigan General Obligation Refunding Bonds (Environmental Program), Series 2008C and $1,140,000 State of Michigan General Obligation Refunding Bonds (Environmental Program), Series 2008D (Federally Taxable) contained in Appendix I thereto labeled “RETIREMENT FUNDS”, which official statement speaks only as of its date, and has been filed with each Nationally Recognized Municipal Securities Information Repository, the State Information Depository for Michigan and the Municipal Securities Rulemaking Board.

■	Ratings of the State’s Securities

As of July 10, 2008, Moody’s, Standard & Poor’s and Fitch have assigned Michigan’s general obligations bonds ratings of “Aa3,” “AA-,” and “AA-,” respectively.

These ratings have been assigned based on the creditworthiness of the state. Explanations of the significance of such ratings may be obtained only from the rating agencies furnishing the same. Each rating expresses only the view of such respective rating agency. There can be no assurance that such ratings will continue for any given time or that such ratings will not be revised or withdrawn. A revision or withdrawal of any of the ratings may have an adverse material affect on the market of the state and municipal securities in which the Michigan Municipal Fund invests.

■	Local Issuances

Investors should note that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the state and that there may be no obligation on the part of the state to make payment on such local obligations in the event of default.

Although all or most of the bonds in the Michigan Municipal Fund are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the state may experience will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on or principal of the bonds, particularly in view of the dependency of local governments and other authorities upon state aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the state to meet debt service requirements upon such bonds.

Special Investment Considerations - Minnesota Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of Minnesota (referred to in this section as “Minnesota” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in Minnesota municipal securities is only a summary, based on information provided by Minnesota in publicly-available statements relating to offerings by Minnesota on or prior to July 26, 2007 and economic updates on or prior to July 2008. No representation is made as to the accuracy of this information.

     Population

     Bordered by Canada on the north, Lake Superior and Wisconsin on the east, Iowa on the south, and North and South Dakota on the west, Minnesota is the 12th largest and 21st most populous state in the Union. Minnesota population grew from 4,390,000 in 1990 to 4,934,000 in 2000 at an average annual compound rate of 1.2 percent. In comparison, U.S. population also grew at an annual compound rate of 1.2 percent during this period. Between 2000 and 2006, Minnesota population grew at an annual compound rate of 0.8 percent, compared to 1.0 percent for the U.S. Minnesota's population is currently forecast by the U.S. Department of Commerce to grow at an average annual compound rate of 0.79 percent between 2005 and 2030, compared to 0.83 percent nationally.

     Employment Growth In The State

     In the period 1990 to 2000, overall employment growth in Minnesota exceeded national growth. Manufacturing has been a strong sector, with Minnesota employment outperforming its U.S. counterpart in both the 1990-2000 and 2000-2006 periods. In the 1990 to 2000 period, total employment in Minnesota increased 23.9 percent while increasing 19.9 percent nationally. Non-farm employment data indicate the recession which began in July 1990 was less severe in Minnesota than in the national economy, and that Minnesota’s recovery was more rapid than the nation’s. The recent recession and recovery presents a mixed picture. For the 2000 to 2003 period, Minnesota non-farm employment declined 0.9 percent compared to a decline of 1.4 percent nationally. However, in the 2003 to 2006 period, Minnesota non-farm employment grew 2.8 percent compared to 4.7 percent nationally.

     Structure of the State’s Economy

     Diversity and a significant natural resource base are two important characteristics of Minnesota's economy. When viewed in 2006 at a highly aggregative level of detail, the structure of the state’s economy parallels the structure of the U.S. economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state’s economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state’s employment in 2006 was highly concentrated in the fabricated metals, machinery, and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state’s durable goods employment was concentrated in 2006, as compared to 14.6 percent for the U.S. as a whole. The emphasis is partly explained by the location in the state of Unisys, IBM, Seagate Technology, and other computer equipment manufacturers which are included in the computers and electronics classification. The miscellaneous manufacturing category includes Medtronic, St. Jude Medical and other manufacturers of medical devices.

     The importance of the State’s rich resource base is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the State’s non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Food Manufacturing relies heavily on renewable resources in the state. Over half of the state’s acreage is devoted to agricultural purposes. Printing and Related and Paper, Plastics and Rubber Products are also relatively more important in the state than in the U.S. Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, nickel, cobalt, and peat which may be utilized in the future.

■     Factors Affecting Investments in Minnesota Municipal Securities.

     The State’s Economy. Since 1990, state per capita personal income has usually been within ten percentage points of national per capita personal income. The state’s per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of its U.S. counterpart.

     In the level of personal income per capita, Minnesota ranked second among twelve neighboring states in 1990 and first in 2006. During the period 1990 to 2000, Minnesota ranked first in growth of personal income and fifth during the period 2000 to 2006. Minnesota ranked ninth in personal income growth among neighboring states in 2005-2006. Over the period 1990 to 2000, Minnesota non-farm employment grew 25.7 percent while the entire north central region grew 18.6 percent. During the 2000-2006 period, Minnesota non-farm employment grew 2.8 percent, while regional employment declined 1.2 percent.

     During 2005 and 2006, the State’s monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota’s unemployment rate averaged 4.0 percent, compared to the national average of 4.6 percent. In the first four months of 2007, Minnesota’s unemployment rate exceeded the national rate and then slipped slightly below the nation’s in May 2007.

Fiscal Matters – General. The State’s constitutionally prescribed fiscal period is a biennium, and the state adopts budgets on a biennial basis. Each biennium ends on June 30 of an odd-numbered year and includes two fiscal years, each beginning on July 1 and ending on June 30. The biennium which began on July 1, 2005 and which ended on June 30, 2007, is referred to herein as the “Previous Biennium.” The biennium which began on July 1, 2007 and which will end on June 30, 2009, is referred to herein as the “Current Biennium.” The biennium which will begin July 1, 2009 and will end on June 30, 2011 is referred to herein as the “Next Biennium.” Major operating budget appropriations for each biennium are enacted during the final legislative session of the immediately preceding biennium (in odd-numbered calendar years). Appropriations for the Current Biennium were enacted by the 2007 Legislature ending in May 2007. Supplemental appropriations and changes in revenue measures are usually adopted during legislative sessions in even-numbered calendar years.

     The Department of Finance has developed planning estimates for the Next Biennium, based upon the Current Biennium revenue and expenditure forecasts and existing laws. The budget process just outlined, beginning with the development of planning estimates in February 2006, and finishing with gubernatorial approvals and vetoes, describes the process that is generally followed for each biennium. During each biennium, there are four new Revenue and Expenditure Forecasts. Based upon the results of these forecasts, the Governor may recommend tax law and expenditure changes for the biennium for which the changes are recommended to the Legislature. In addition, the Legislature may, also based on these forecasts, approve tax law changes and budget changes for the biennium for which the changes are approved.

     The General Fund accounts for all financial resources except those required to be counted for in another fund. Revenues, expenditures, transfers and fund balance information in budgetary fund statements may differ from those in the State’s GAAP based Comprehensive Annual Financial Report. A cash flow account (the “Cash Flow Account”) was established in the General Fund for the purpose of providing sufficient cash balances to cover monthly revenue and expenditure imbalances. The use of funds in the Cash Flow Account is governed by statute. The Legislature established the Cash Flow Account at $350 million for the Current Biennium.

     A budget reserve account (the “Budget Reserve Account”) was established in the General Fund for the purpose of reserving funds to cushion the State from an economic downturn. The use of funds from the Budget Reserve Account is governed by statute. The Legislature established the Budget Reserve Account at $686 million for the Current Biennium. Of this amount, a special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities. Previously enacted laws designating the allocation of future forecast positive balances to restore any monies used from the Budget Reserve Account remain unchanged.

      A tax relief account (the “Tax Relief Account”) was established in the General Fund and is treated as a General Fund reserve. The use of the funds from the Tax Relief Account requires legislative action. The 2006 Legislature reduced the Tax Relief Account balance from $317 million to $110 million for the Previous Biennium. Any year-end balance in odd-numbered fiscal years is deposited to the Tax Relief Account. The 2007 Legislature reduced the Tax Relief Account Balance from $110 million to zero.

Current Biennium

     February 2007 Forecast

     The Department of Finance prepared a revised forecast of General Fund revenues and expenditures for the Current Biennium at the end of February 2007.

     Forecast revenues for the Current Biennium were expected to be more than forecast in November 2006. Projected individual income tax receipts were increased, and corporate income tax receipts were increased over November 2006. The sales tax and motor vehicle sales tax forecasts were reduced from November’s estimates. All other resources were higher than forecast in November 2006. Projected current law spending for the Current Biennium also showed little change from the November 2006 forecast. Total spending was projected to be more than projected in November 2006. An increase in forecast human services costs accounted for nearly two-thirds of the change, reflecting projected increases in hospital costs. K-12 education estimates increased due to higher forecast spending for compensatory aid and levy equalization programs. Debt service projections increased, reflecting the effect of slightly higher interest rate forecasts. All other spending increased.

     March 2007 Governor’s Budget Recommendations

     In January 2007, the Governor submitted a proposed budget to the Legislature for the Current Biennium that was based on the November 2006 forecast of General Fund revenues and expenditures (“Current Law”). In March 2007, the Governor’s budget recommendations were updated to reflect changes in forecast revenues and spending resulting from the February 2007 forecast.

     Recommendations were updated to reflect changes in forecasts for K-12 education and human services. Limited new recommendations were directed to improving the long-term budget outlook. Proposed changes included a $44 million increase in transfers from the state’s Health Care Access fund to better match expected enrollment growth in the respective funds and a $23 million gain from additional use of federal funds related to hospital payments. The Governor increased his recommendation for the Budget Reserve Account, raising the proposed level from $700 million to $800 million, 4.5 percent of annual expenditures.

     Revenues Proposed in the Governor’s Budget

     The March 2007 Governor’s recommendation reflected a net decrease in General Fund revenues from the February 2007 forecast for the Current Biennium. The Governor included no general tax increases in his March 2007 recommendations, and the proposed budget provided targeted income and business tax relief that would reduce forecast revenues. Additionally, the Governor proposed dedicating leased vehicle sales tax receipts for transportation purposes along with a sales tax exemption for transportation projects and operations. These changes were expected to reduce general fund tax revenues in the Current Biennium.

     Expenditures Proposed in the Governor’s Budget

     The March 2007 Governor’s recommendation for the Current Biennium increased General Fund spending by $1.933 billion from the February 2007 projected forecast of Current Law. The total recommended spending increase is $3.076 billion (9.8 percent) over the forecast for the Previous Biennium. E-12 education accounts for 40 percent of total General Fund spending. More than one-half of the increases shown result from recommendations to increase the basic education formula by 2 percent per year and funding for a Successful Schools initiative that would provide one-time bonuses, equal to approximately an additional 2 percent on the basic education formula, to schools meeting achievement goals. One-time payments in the Previous Biennium to repay school district payment shifts do not recur and act to reduce growth compared to the Previous Biennium.

     The budget funded forecast Current Law growth in human services attributable to largely growing costs in Medical Assistance, Minnesota’s Medicaid program. Limited additional spending recommended by the Governor represented a combination of changes related to reforming the health care system, improving mental health services, providing rate increases to continuing care providers, and promoting health information technology.

     The Governor’s budget included significant increases both to the state’s higher education systems as well as to student financial aid programs to offset possible tuition increases. Property tax aids and credit payments to local governments and individuals included increases to local government aids as well as property tax refund payments to individuals. A major portion of increased spending for public safety was directed to operations of the state’s correctional facilities and funding increased operating costs in the state’s court systems. An average of 2 percent per year increase from current appropriation levels was recommended for operating agencies compensation costs, as well as significant investments in technology and related operations.

     Current Law provided for a total of $1.003 billion in reserves including the Budget Reserve Account and a separate cash flow account. The Governor recommended increasing the Budget Reserve Account. The Governor also recommended statutory changes to index the budget reserve to growth in General Fund spending. Those recommendations set a goal of 5 percent of annual spending and required that a portion of future forecast balances be automatically deposited in the reserve until the 5 percent goal is met.

     Next Biennium

     The planning estimates for the Next Biennium, based on the March 2007 Governor’s proposed budget, indicate that there would be a structural balance of $844 million, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures. The planning estimates are based on projected current law revenues and expenditures as proposed by the Governor, adjusted only for enrollments and caseloads in K-12 education and human services programs, as well as state prison populations. The expenditure estimates do not include adjustments for general inflationary increases.

     2007 Legislative Session

     The 2007 legislative session ended on the constitutional deadline of May 21, 2007. Legislative actions authorizing revenues and spending for the Current Biennium were based on the February 2007 Current Law forecast. The approved budget reflects little change in General Fund revenues from the February 2007 forecast for the Current Biennium. No general tax increases or decreases were included in the adopted budget. The Governor and legislature failed to agree on an omnibus tax bill, resulting in a gubernatorial veto. Revenue provisions in the vetoed omnibus tax bill, however, were largely limited to modifications to taxes paid related to foreign operating corporations. Without these changes, forecast revenues for the biennium increased only slightly from forecast levels, reflecting additional tax compliance revenues and limited fee and other revenue changes occurring in omnibus appropriation bills.

     Expenditures Authorized in the Enacted Budget

     The enacted budget for the Current Biennium increased General Fund spending by $1.871 billion from the February 2007 projected forecast of Current Law The total recommended spending increase is $3.011 billion (9.6 percent) over the forecast for the Previous Biennium. K-12 education accounts for 40 percent of total General Fund spending, increasing $784 million over forecast spending. One-third of the change resulted from increases to the basic education formula of 2 percent in the first year and 1.0 percent in the second year. Slightly over 40 percent of the total change is attributed to increases in special education funding. Significant initiatives in one-time school technology funding, deferred maintenance funding, and increases in kindergarten pupil unit weighting accounted for the remainder of the net increase.

     Health and human services programs account for 28 percent of authorized spending, an increase of $235 million from forecast levels, but $1.453 billion over the Previous Biennium. Primary components of the change included forecast Current Law growth in human services attributable to largely growing costs in Medical Assistance, Minnesota’s Medicaid program. Limited additional spending occurred as a result of expanding Minnesota Care coverage for adults without children. Other changes represented a combination of changes related to improving mental health services, providing 2 percent yearly rate increases to continuing care providers, and promoting electronic health records technology.

`     The enacted budget included significant increases both to the state’s higher education systems as well as to student financial aid programs that acted to reduce possible tuition increases. Property tax aids and credit payments to local governments and individuals, local government aids, as well as property tax refund payments to individuals were left unchanged from forecast current law levels. Proposed increases for these programs had been part of an omnibus tax bill that was vetoed by the Governor. No action left current law local aid credit and refund formulae in place. Finally, a major portion of increased spending for public safety was directed to operations of the State’s correctional facilities, as well as providing for increased operating costs in the State’s court systems, related to caseload increases.

     Budgets for most areas included three percent per year increases from current appropriation levels for potential compensation costs related to bargained labor contracts being negotiated.

     Current law provided for a total of $1.003 billion in reserves, including the Budget Reserve Account and a separate cash flow account. No changes were made to these reserves. A special contingent reserve of $33 million was designated for aids to counties to deal with anticipated federal reductions affecting human services case management activities.

     Final budget actions left an unusually high unexpended, available General Fund balance of $373 million. Executive vetoes of the omnibus tax bill reduced legislative spending by $138 million, as well as deferring a recommended increase to the budget reserve of $150 million. An executive veto of a capital budget bill reduced legislatively approved cash spending for capital projects by $135 million, while reducing debt service spending from forecast levels that assumed a small off-year capital budget.

     Next Biennium

     The planning estimates for the Next Biennium, based on the enacted budget, indicate that there would be a structural balance of $1.144 billion, meaning that projected total revenues, excluding any balances carried forward, would exceed total expenditures for the Next Biennium. The planning estimates are based on projected Current Law revenues and expenditures as proposed by the Governor adjusted only for enrollments and caseloads in K-12 education and human services programs, as well as state prison populations. The expenditure estimates do not include adjustments for general inflationary increases.

     January 2008 Economic Update

     Net general fund revenues totaled $3.008 billion in November and December 2007, $105 million (3.6 percent) more than forecast. Although receipts from all major tax sources were above forecast, some of this positive variance may reflect differences in the timing of receipts, not a stronger than forecast underlying economy. General fund receipts during the past two months are 1.4 percent greater than those in November and December 2006.

     Individual income tax receipts were $48 million (4.3 percent) more than forecast. Much of that positive variance came from withholding receipts which were $39 million (3.9 percent) above forecast. Corporate estimated tax payments were $13 million more than projected and total sales tax receipts $15 million above forecast. The sales tax variance was due to lower than anticipated sales tax refunds. Gross receipts from the sales tax were $443,000 less than forecast. Other tax and non-tax revenues were $35 million (4.3 percent) more than projected.

     Minnesota's labor market was very tight at the close of the decade. Minnesota's unemployment rate averaged just under 3 percent in 1999 and 2000 and payroll employment grew by more than 120,000 jobs during that period. The strong demand for workers was reflected in the proportion of Minnesotans employed. In 2000, 72.6 percent of Minnesotans age 16 or more, were employed. The state’s employment ratio was well above the U.S. average of 64.5 percent.

     By 2006, employment ratios nationally and in Minnesota had fallen back slightly. Nationally, the proportion of the population age 16 or above that was working had fallen by 1.4 percentage points to 63.1 percent. In Minnesota that ratio fell by 2.7 percentage points to 69.9 percent. Recently released data on employment rates by age provides some insights into the decline in Minnesota's employment ratio. That data shows there were only small, offsetting changes in employment rates for Minnesotan’s age 25 through 54. In those age cohorts slightly more than 87 percent of Minnesotan’s were employed in both 2000 and 2006. Nationally, the proportion of the 25 to 54 population working fell by 1.5 percentage points from 81.5 percent to 80 percent.

     July 2008 Economic Update

     Minnesota’s net general fund receipts for fiscal year 2008 are now estimated to total $16.257 billion, $389 million (2.5 percent) more than forecast in February 2008. The individual income tax and the corporate income tax accounted for more than 75 percent of the positive revenue variance. Net sales tax receipts were below forecast by less than 0.1 percent. Much of the $177 million income tax variance came from payments accompanying individual income tax returns for tax year 2007. Those payments, including payments accompanying requests for extensions were a combined $162 million more than anticipated. The large percentage variance in the corporate tax appears to be due to corporate profits in tax year 2007 and early 2008 exceeding forecast. Some of the weakness assumed in the forecast for the financial sector has yet to be reflected in state revenues.

     All fiscal year 2008 results are preliminary and subject to change. As in past years forecasts for some revenue sources were adjusted to reflect anticipated accruals in this first report of receipts for the entire fiscal year. A complete accounting of FY 2008 revenues reflecting final closing will be part of the October 2008 Economic Update.

     ■     Minnesota’s General Obligations Debt. The State reported that as of August 14, 2007, it would have $4.487 billion in general obligation debt outstanding. The total amount of general obligations bonds authorized but unissued as of September 17, 2007 was predicted to be approximately $1 billion. Pursuant to state law, the Commissioner of Finance has reserved the right, for a period of 18 months after the bonds have been issued, to determine that a portion of the bonds were issued, or shall be deemed to have been issued, for a different purpose, and to reallocate and transfer their proceeds to the appropriate account in the bond proceeds fund for expenditure pursuant to the law designated in the amendment.

The Governor has established a State Debt Management Policy. Included in this policy is a guideline providing for the issuance of general obligation bonds in amounts such that appropriations to the Debt Service Fund from the General Fund should not exceed 3.0% of the General Fund non-dedicated revenues for a biennium; and a second guideline providing that the principal amount of general obligation bond debt should not exceed 2.5% of the personal income of State residents. A third guideline is that the total amount of all State general obligation bonds, moral obligation debt, State bond guarantees, equipment capital leases, and real estate leases outstanding at the end of any fiscal year should not exceed 5.0% of State personal income for that fiscal year. The purpose of the third guideline is to acknowledge all future commitments of the State, and to establish an upper limit on the total amount of the commitments.

■     Obligations of State Agencies. The University of Minnesota, established as a separate entity by the Minnesota Constitution, and various State agencies or instrumentalities established by the Legislature, are authorized by law to issue various forms of obligations. These obligations may be supported by the full faith and credit of the University or the other issuer, or by various revenue pledges, or both. However, such obligations are not debts of the State and the State is not required to provide moneys for their payment.

■     Litigation. The State is a party to numerous civil actions pending against it, which could, if determined adversely to the State, affect the State’s expenditures, and, in some cases, its revenues, including certain actions that the State Attorney General believed were likely to have a material adverse effect in excess of $10 million on the State’s expenditures or revenues during the Current Biennium.

A Minnesota law creates a potential for taxation of future exempt-interest dividends. The 1995 Minnesota Legislature enacted a law that would include interest on obligations of Minnesota governmental units and Indian tribes in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota’s exemption of such interest unlawfully discriminates against interstate commerce as a result of interest on obligations of governmental issuers located in other states not being excluded. This law applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. As of the date of this SAI, the Fund’s Minnesota tax counsel does not know of any case pending which challenges Minnesota’s tax exemption for Minnesota Obligations on interstate commerce grounds.

■     Ratings of the State’s Securities. As of July 24, 2008, Standard & Poor’s and Fitch had rated the State’s general obligation bonds “AAA” and Moody’s had rated those bonds “Aa1”. These ratings reflect only the views of the particular rating organization. An explanation of the views of its rating’s meaning and significance may be obtained from the respective rating agency. These ratings are subject to change or withdrawal by the rating agencies at any time. Therefore, after the date of issuance investors may not assume that such ratings remain in effect. A revision or withdrawal of the ratings may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

Special Investment Considerations – North Carolina Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the State of North Carolina (referred to in this section as the “State”) and its subdivisions, agencies, instrumentalities or authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in North Carolina municipal securities is only a summary, based on publicly-available information. No representation is made as to the accuracy of this information.

The State reported that it had ended the fiscal year 2006-07 with an over-collection of revenues of $1.344 billion for the budgeted revenue forecast.  The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use taxes.  The State predicted that its total General Fund revenues for fiscal year 2007-08 would be $20.977 billion and General Fund expenditures would be $20.660 billion.

Factors Affecting Investments in North Carolina State Securities

The State’s major economic sectors are services, agriculture, trade, manufacturing and tourism. According to the U.S. Bureau of Labor Statistics, total non-farm employment accounted for approximately 4,187,700 jobs, seasonally adjusted, in December 2007. Among the non-farm industry groups, trade and transportation and government accounted for the largest number of jobs with 783,600 and 703,600 respective jobs, seasonally adjusted as of December 2007. In both 2006 and 2007, North Carolina experienced growth in nine of the eleven major industry groups that were non-farm. The industry groups with the largest growth in 2007 were professional and business services, education and health services, and leisure and hospitality, each with greater than 4% growth from 2006. The remaining groups where employment increased in 2007 were natural resources and mining, construction, trade and transportation, financial activities, government and other services.

According to the United States Department of Commerce, Bureau of Economic Analysis and the State Office of Budget and Management, during the period from 1990 to 2005, per capita income in the State grew from $17,295 to an estimated $32,234, an increase of almost 86%. For 2007, the per capita income was $33,636. According to the North Carolina Employment Security Commission, from January 1990 to December 2007, the seasonally-adjusted labor force grew from 3,451,292 to 4,531,872, an increase of 31.3%.

State Revenues

The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund; the Highway Fund; and the Highway Trust Fund. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle license tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State’s power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or “poll” tax.

The State reported that for the 2006-07 fiscal year, State tax revenue reported in the General Fund totaled $18.712 billion and combined tax and non-tax revenue reported in the General Fund totaled $19.403 billion.

State Budgets

The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

Ratings of the State’s Securities

As of February 1, 2008, Standard & Poor’s had rated the State’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”. These ratings reflect the credit quality of the State only, and do not indicate the creditworthiness of securities of other issuers located in the State. Furthermore, these ratings reflect only the views of the respective views of such rating organizations, and an explanation of the significance of such ratings may be obtained only from the respective organization providing such rating. There is no assurance that such ratings will remain in effect for any given period of time or that any or all will not be revised downward or withdrawn entirely. Any downward revision or withdrawal of a rating may have an adverse effect on the market price of the State and municipal securities in which the Fund invests.

State Indebtedness

The State reported that as of June 30, 2007, it had $5.902 billion in total general obligation bonds outstanding. Annual principal and interest due on this outstanding debt was reported to be $577.2 million in fiscal year 2007-08 and $538.9 million in fiscal year 2008-09.

The State reported having $1.829 billion of authorized but unissued non-general obligation debt. The State anticipated that all or a large portion of this indebtedness would be issued from time to time over the next several years. The timing and size of additional future issues will depend upon a number of factors, including the cash flow requirements of the State for the programs and projects to be financed with the debt proceeds, the State’s financial condition at the time the debt is proposed to be issued, and capital market conditions. The amount and timing of these sales had not been established.

Pending Litigation

The North Carolina Comprehensive Annual Financial Report for the fiscal year ended June 30, 2007 reported that the State is a defendant in various cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. An adverse result in any of the cases could have negative budgetary consequences.

Special Investment Considerations – Ohio Municipal Securities.

     As described in the Prospectus, the Ohio Municipal Fund will invest most of its assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations.

     The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to “conduit” obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Much of this information is as of June 30, 2008, particularly debt figures and other statistics.

     Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

     Although Ohio has become increasingly reliant on the service sector, the state continues to rely in significant part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy, with over half the state’s area devoted to farming and a significant portion of total employment in agribusiness. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue.

     In earlier years, the State’s overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in 2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006 (5.5% vs. 4.6%) and in 2007 (5.6% vs. 4.6%). In May 2008, the State unemployment rate was higher than the national rate (6.3% vs. 5.5%). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

     The GRF ending fund balance for Fiscal Year 2007 was $215,534,000.

     Recent biennium ending GRF balances were:

Biennium	Cash Balance	Fund Balance(a)	Fund Balance less Designated Transfers(b)
1996-97	$1,367,750,000	$834,933,000	$149,033,000
1998-99	1,512,528,000	976,778,000	221,519,000
2000-01	817,069,000	219,414,000	206,310,000
2002-03	396,539,000	52,338,000	52,338,000
2004-05	1,209,200,000	682,632,000	127,800,000
2006-07	1,432,925,000	215,534,000	215,534,000
(a)	Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b)     Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

     Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

     The appropriations acts for the 2008-09 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

     The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums.

     1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

     1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

     2000-01. The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the ITRF.
     In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247,600,000, with $125,000,000 coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

     In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

     2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower than previously anticipated levels of receipts from certain major revenue sources.
     Consideration came in four general time frames – the June 2001 biennial appropriation act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.
     The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160,000,000 from the BSF and $100,000,000 from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

o     Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

o     December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248,000,000 from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607,000,000; reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio’s participation in a multi-state lottery game estimated to generate approximately $40,000,000 annually beginning in Fiscal Year 2003.

Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds; a $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance to $100,000,000; increased cigarette tax by 31¢ per pack (to a total of 55¢ per pack) estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003; additional transfers to the GRF of $345,000,000 from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligation bonds; and extension of the State income tax to Ohio-based trusts and “decoupling” certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283,000,000 in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash) based on the remedial steps described above, including transfers of $289,600,000 from tobacco settlement moneys and $534,300,000 from the BSF (leaving a Fiscal Year 2002 ending BSF balance $427,904,000, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720,000,000. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings; transfers of $56,400,000 to the GRF from unclaimed funds and various rotary funds and a one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.

To offset the General Assembly’s enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200,000,000 from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $36,000,000 annually, is subject to an ongoing legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.

•	Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.

•

Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.

The Act also authorized and OBM on June 30, 2004 transferred $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State’s share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

2006-07. Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•	Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•	Implementation of a new commercial activity tax (CAT) on gross receipts from doing business in Ohio that is being phased in over the 2006 through 2010 tax years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The permissibility of the inclusion in the tax base of wholesale and retail food sales for off-premise consumption, projected to produce approximately $188,000,000 annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

     The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

     The State ended Fiscal Year 2006 with a GRF cash balance of $1,528,812,000 and a GRF fund balance of $1,025,967,000. Of that ending GRF fund balance, the State carried forward $631,933,000 to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394,034,000 was deposited into the BSF increasing its balance to $1,012,289,000 (which includes $40,045,000 in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal 2007 with a GRF cash balance of $1,432,925,000 and a GRF fund balance of $215,534,000.

Current Biennium

     Consistent with State law, the Governor’s Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.25% for elementary and secondary education; 4.92% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

     The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

•	Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million for the biennium.

•	Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

•	Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

     The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds 2007 to fund capital expenditures for higher education ($938,000,000) and common school ($4,112,000,000) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority’s obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

     With the Ohio economy expected to be negatively affected by the national economic downturn, OBM has been closely monitoring the State’s major revenue sources (particularly the sales, personal and corporate income taxes) and in January 2008 reduced its original GRF revenue projections by $172,600,000 for Fiscal Year 2008 and $385,100,000 for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733,000,000.

     Executive and legislative actions were taken based on the new OBM estimates, including:

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The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509,100,000 for the biennium as well as limitations on major purchases, hiring and travel, which amount has since been reduced to $402,000,000 based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State’s workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher education instructional support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

•	Transfer of unspent agency appropriations totaling $120,200,000 in Fiscal Year 2008 and $78,000,000 in Fiscal Year 2009.

•	Authorizing expansion of the State-run lottery system to include “keno” games currently projected to generate $65,000,000 in Fiscal Year 2009.

     In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63,333,000 from the BSF for State’s share of increased Medicaid costs, $55,000,000 from rotary funds and $25,000,000 in uncommitted interest earnings from proceeds of the State’s Tobacco Settlement Asset-Backed Bonds.

     Based on the expenditure reductions, spending controls and other measures identified above, OBM is currently projecting a positive GRF fund balance at June 30, 2008 and at the end of the current biennium. As discussed above, the State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “deficit” position. The Governor and OBM will continue to closely monitor revenues and expenditures and work with the General Assembly to ensure these positive GRF ending fund balances. In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bioproducts and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State’s historic preservation tax credits. That legislation reconfigured the sources of funding for the stimulus plan to include in addition to GRF-backed bonds, $230,000,000 of cash from the Ohio Tobacco Prevention Foundation, $370,000,000 in GRF operating appropriations to be made over the next five fiscal years, and $184,000,000 in bonds backed by net profit from the State’s liquor enterprise, and directs the OBM Director to transfer $200,000,000 from the BSF for funding of certain local government infrastructure road and bridge projects. The Governor line item-vetoed the July 1, 2008 deadline by which the OBM Director must make that BSF transfer, emphasizing GRF budget stabilization as the proper first priority for utilization of BSF moneys and allowing time to explore other funding options for this local government infrastructure portion of the economic stimulus plan. While it is not possible at this time to determine the extent to which this BSF transfer will be needed, the available balance in the BSF would be reduced to $748,956,000 should this transfer occur in addition to the above $63,333,000 BSF transfer for increased Medicaid costs.

     OBM prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM’s home page on the Internet at
http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

     The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

     By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

     A 1999 constitutional amendment provides an annual debt service “cap” applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

     In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $114,535,618 in Fiscal Year 2009. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

     State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated payments. The maximum annual payment under those agreements, made from GRF appropriations, is $25,370,579 in Fiscal Year 2017 and the total GRF-supported principal amount outstanding is $212,450,000. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director’s approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

     A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $630,000,000 to be outstanding at any one time, of which not more than $84,000,000 may be issued for eligible advanced energy projects and not more than $100,000,000 may be issued for eligible logistics and distribution projects. The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds may not exceed $63,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. Pursuant to a 2000 constitutional amendment, the State has issued $150,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $45,323,257 in Fiscal Year 2009.

     Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

     Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools”. On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff’s subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as “unfunded mandates.”

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two Fiscal Years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for Fiscal Year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor’s spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

•	1996-97 – $10.1 billion representing a 13.6% increase over the preceding biennium total.

•	1998-99 – $11.6 billion (18.3% over the previous biennium).

•	2000-01 – $13.3 billion (15% over the previous biennium).

•	2002-03 – $15.2 billion (17% over the previous biennium before the expenditure reductions).

•	2004-05 – $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

•     2006-07 – $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2008-09 biennium are $17.2 billion (4.9% over the previous biennium), representing an increase of 1.7% in Fiscal Year 2008 over 2007 and 3.8% in Fiscal Year 2009 over 2008.

Those total State 2008-09 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). The amount of lottery profits transferred to the LPEF totaled $648,106,000 in Fiscal Year 2004, $645,137,000 in Fiscal Year 2005, $646,276,000 in Fiscal Year 2006 (which excludes $5,820,000 transferred to the Deferred Prize Trust Fund), and $669,327,000 in Fiscal Year 2007. Ohio’s participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8,657,000 in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3,800,000 under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2006, no districts received catastrophic grants and one district received a solvency advance in the amount of $41,000. In Fiscal Year 2007, two districts received solvency advances in the amount of $6,937,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal “fiscal emergencies” and “fiscal watch”, but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and ten in fiscal watch status. New legislation has created a third, more preliminary, category of “fiscal caution.” A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us .

Ohio’s 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Twelve municipalities and two townships are in “fiscal emergency” status and seven municipalities in preliminary “fiscal watch” status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the “ten-mill limitation.”

■     Ratings of the Commonwealth’s Securities. As of June 21, 2007, Moody’s, Standard & Poor’s and Fitch have assigned Ohio’s general obligation bonds “Aa1,” “AA+” and “AA+,” respectively. There can be no assurance that these ratings will continue. Ratings reflect only the respective views of such rating agencies, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant. A downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth and municipal securities in which the Fund invests.

Special Investment Considerations - Virginia Municipal Securities. As explained in the Prospectus, the Fund’s investments are highly sensitive to the fiscal stability of the Commonwealth of Virginia (referred to in this section as “Virginia” or the “Commonwealth”) and its subdivisions, agencies, instrumentalities and authorities, which issue the municipal securities in which the Fund invests. The following information on risk factors related to the Fund’s concentration in Virginia municipal securities is only a summary, based on publicly-available official statements relating to offerings by Virginia on or prior to June 4, 2008. No representation is made as to the accuracy of this information.

Virginia’s variety of terrain, its location on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation’s capital have had a significant influence on the development of its present economic structure. The Commonwealth’s 2006 population of approximately 7.6 million was 2.6% of the United States’ total population. Among the 50 states, it ranked 12th in population. The Commonwealth’s 2006 population density was 193 persons per square mile, compared with 84.6 persons per square mile for the United States as a whole. From 1998 to 2007, Virginia’s population increased by 12% versus a 9% increase for the nation. A higher proportion of the Commonwealth’s population falls in the adult/working age range of 18 through 64 than nationally. A lower proportion of its population is comprised of persons 65 and older and of persons age 5 through 17 than nationally.

Like the nation as a whole, the Commonwealth has a high percentage of its citizens living in urban areas. Of the Commonwealth’s population, 85.6% resides in eleven metropolitan statistical areas (MSAs). The largest metropolitan area in the Commonwealth is the Northern Virginia portion of the Washington-Arlington-Alexandria MSA. This is the fastest growing metropolitan area in the Commonwealth and had a 2006 population of approximately 2.4 million. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. It is also one of the nation’s leading high-technology centers for computer software and telecommunications.

■ Factors Affecting Investments in Virginia Securities.

Economic Trends. Over the ten years ending in 2006, taxable retail sales in Virginia increased by over $32.4 billion, or 56.8%. This growth in taxable retail sales far exceeds the rate of inflation over the same period, which was 28.6%. According to the U.S. Department of Commerce, Virginians received over $364 billion in personal income in 2006. In 2006, the Commonwealth had per capita income of $39,564, the highest of the Southeast region of the United States and greater than the national average of $36,629. From 1996 to 2006, the Commonwealth’s 4.7% average annual rate of growth in personal per capita income was greater than the national rate of growth of 4.3%. Much of the Commonwealth’s per capita income gain over this period has been due to the rapid growth of high-technology industries and basic business services, along with strong federal, state and local sector employment.

Employment in the Information Services sector decreased by 13% in the Commonwealth from 2002 to 2006, possibly due in part to the national trend of reclassifying employers from the information services industry to professional and business services. The Professional and Business Services sector, however, gained 14% over the same period; sub-sectors where much of this growth took place included engineering and architectural services, computer systems software design, scientific and consulting services, management of companies and professional employment service specialists. From 2002 to 2006, employment in the Financial Activities sector grew by 7.5%. The private Education and Health sector also continued to add jobs in 2006, and increased 11.9% over the five-year period. The Leisure and Hospitality sector employment level rose 2.6% from 2005 to 2006, with much of this growth in the food service and accommodations portions of the industry.

In 2006, total federal government employment in the Commonwealth averaged approximately 153,000, and total aggregate federal, state and local employment averaged approximately 674,200, with an increase of 10,500 in 2006 over 2005 levels, predominately in local school systems. Construction employment grew by 16.4% from 2002 to 2006, with 5,800 jobs, or 2.4%, added in calendar year 2006. While there was some slowing of residential construction by year’s end, commercial construction continued to expand in 2006. Manufacturing employment, at 288,700 in 2006, dropped by 7,100 jobs, or 2.4%, from 2005 levels. Durable goods employment increased slightly to 170,400 due to growth in industrial goods and motor vehicles jobs early in the year. Non-durable manufacturing continued to lose jobs, with several textile mills shutting down in 2006.

The Commonwealth was one of the four states with the lowest jobless rates in the nation throughout 2006. During 2007, an average of 3.1% of the Commonwealth’s citizens were unemployed as compared with the national average of 4.6%. There were several reasons for the Commonwealth’s modest unemployment rates, but essentially the balance found in the Commonwealth’s economy helps stabilize employment. The Commonwealth is also one of the least unionized of the more industrialized states. Three major reasons for the low unionization in the Commonwealth include its Right-to-Work Law; the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly-unionized; and the importance of federal, civilian and military employment. No single industry dominates the Commonwealth’s economy.

The travel and tourism industry is one of Virginia’s most important economic assets. Tourism’s economic contribution to Virginia in 2006 reached $17.7 billion. Tourist spending in the Commonwealth increased by 7.2% in 2006 from 2005. Over 208,200 Virginia jobs were directly supported by travel spending in 2006, including employment in such travel-related businesses as lodging establishments, restaurants, museums, amusement parks, retail stores and gasoline service stations. Tourism is also a significant source of government revenues and was responsible for $2.4 billion in combined state and local tax revenues in 2006, up 4.5% from 2005.

Commonwealth Finances – General. The Virginia Constitution requires the Governor to ensure that the Commonwealth’s expenses do not exceed total anticipated revenues plus fund balances during the period of two years and six months following the end of the Virginia General Assembly session in which appropriations are made. A Revenue Stabilization Fund was established by a constitutional amendment effective January 1, 1993 and consists of an amount not to exceed 10% of the Commonwealth’s average annual tax revenues derived from taxes on income and retail sales for the three immediately preceding fiscal years, as certified by the Auditor of Public Accounts. The Revenue Stabilization Fund is available to offset, in part, anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. If any amounts accrue, such as through interest or dividends, to the credit of the Revenue Stabilization Fund in excess of the 10% limitation, the Treasurer shall promptly transfer any such excess amounts to the General Fund. If in any year total revenues are forecasted to decline by more than 2% of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate the transfer of up to one-half of the Revenue Stabilization Fund balance to the General Fund to stabilize revenues. This transfer shall not exceed one-half of the forecasted shortfall.

The General Fund. The General Fund balance rose by $65.1 million during the fiscal year ended June 30, 2007, an increase of 2.3% from fiscal year 2006. Overall tax revenues increased by 4.2% from fiscal year 2006 to fiscal year 2007. Individual and fiduciary income tax revenues increased by 5.2% during the same period. Additional tax revenue growth occurred in the form of a .9% increase in corporation income taxes, but the Commonwealth also experienced a 29.9% decrease in other taxes. Public service corporation taxes decreased by 2.3% during fiscal year 2007, while state sales and use tax collections increased by 8.1%. Overall revenue and non-tax revenues increased by 4.8% and 22.0%, respectively. Overall expenditures rose by 11.3% in fiscal year 2007, compared to a 7.3% increase in fiscal year 2006. Individual and family service expenditures grew by $266.8 million in fiscal year 2007, or 7.3%, and education expenditures increased by $825.9 million, or 12.2%. General government expenditures increased $407.6 million, or 30.4%, in fiscal year 2007.

Of the June 30, 2007 $2.96 billion fund balance, $1.2 billion was reserved for the Revenue Stabilization Fund, which constituted the maximum amount allowed in fiscal 2007. This fund is segregated from the General Fund and can only be used for constitutionally authorized purposes. Virginia law directs that the fund be included as a component of the General Fund only for financial reporting purposes. In accordance with the Virginia Constitution, the amount estimated as required for deposit to the Revenue Stabilization Fund must be appropriated for that purpose by the General Assembly. A deposit of $106.7 million was made to the Revenue Stabilization Fund in fiscal year 2007. A fiscal year 2008 deposit of $114.8 million is also reserved in Revenue Stabilization Fund balance.

Individual and fiduciary income taxes are the principal component of General Fund revenues. These revenues support a number of government functions; primarily education, individual and family services, public safety and general government. General Fund revenues are also available for payment of debt service obligations of the Commonwealth.

In fiscal year 2007, 96.1% of total tax revenues was derived from five major taxes imposed by the Commonwealth: individual and fiduciary income taxes (63.1% of total taxes), state sales and use taxes (21.1%), corporate income taxes (5.7%), taxes on premiums of insurance companies (2.5%) and taxes on deeds, contracts, wills and suits (3.7%).

General Fund expenditures relate to services traditionally provided by a state government which are not accounted for in any other fund, including general government, legislative, public safety, judicial, health and mental health, human resources, licensing and regulation, and primary and secondary education services. In fiscal year 2007, 47.6% of total expenditures from the General Fund went to education, supporting individuals in developing knowledge, skills and cultural awareness, including elementary and secondary education instruction, supervision and assistance; 24.5% went to individual and family services, supporting programs to benefit the economic, social and physical well-being of the individual and family, including disease research, control and prevention; 13.9% went to the administration of justice related to the activities of the civil and criminal justice systems, the activities of which encompass the apprehension, trial, punishment and rehabilitation of law violators, and the deterrence and detection of crime; 11% went to general government, supporting the general activities of state, regional and local levels of government, which activities include financial assistance to localities, enactment of legislative policy, intergovernmental projects, and payments to localities pursuant to the Personal Property Tax Relief Act of 1998; 1.9% went to resources and economic development, supporting activities to develop the Commonwealth’s economic base, including alternative natural resources, and to regulate this base with regard to the public interest of the Commonwealth; and 1.1% went to capital outlay relating to the construction and renovation of state-owned buildings and facilities and transportation expenditures relating to the movement by road, water or air of people, goods and services, and the regulation thereof.

The 2006 Appropriation Act. On December 16, 2005, former Governor Warner presented the 2006 Budget Bill for the 2006-08 biennium. The 2006 Budget Bill was developed with the following three main objectives in mind: (1) maintaining the Commonwealth’s financial stability for the long term; (2) making targeted investments that will pay measurable returns in the future; and (3) meeting the Commonwealth’s ongoing commitment to fund core services.

The 2006 Budget Bill included $34.375 billion from the General Fund in base spending, and total General Fund resources of $34.419 billion. Recommendations for new spending totaled $5.947 billion, including $930 million for capital outlay funding. General Fund budget savings of $57.3 million were also recommended. The 2006 Budget Bill included approximately $1.502 billion in one-time general fund spending, including the $930.3 million for capital outlay, $339.0 million for transportation initiatives and $232.5 million for water quality improvements.

New spending items in the 2006 Budget Bill representing major investments in Virginia’s future included $305.1 million to support enrollment growth, base adequacy and research facilities at institutions of higher education; $232.5 million for a one-time additional investment in water quality programs; $624.5 million for transportation projects and programs; $107.1 million to invest in community-based mental health and mental retardation services; $11.0 million for the preservation of forestlands in Virginia through the purchase of almost 10,000 acres of forest property; $55.7 million to increase energy efficiency at state facilities throughout Virginia; $43.8 million as incentive payments to semiconductor manufacturers that have met employment and investment targets; and $4.2 million to stimulate economic development in rural areas by expanding access to broadband networks.

Major items in the 2006 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services included $941.9 million for the estimated state cost of the biennial update of the Standards of Quality for elementary and secondary schools based on increased enrollment, school instructional and support expenditures, funded instructional salaries and other technical adjustments; $348.6 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions; and funding to support the increased cost of health insurance for state employees.

On January 24, 2006, Governor Kaine submitted executive amendments to the 2006 Budget Bill presented by his predecessor. General Fund spending actions in Governor Kaine’s executive amendments for the 2006-08 biennium included $39.6 million to increase proposed K-12 instructional staff pay raises from 3% to 4%; $4.7 million to address cost overruns on the University of Virginia’s Medical Research Building; $4.0 million to address a revised cost estimate for Virginia Commonwealth University’s Medical Sciences Building II; and $3.5 million to provide additional support to localities relating to formula changes in criminal justice services program funding. General Fund savings in Governor Kaine’s proposed amendments totaled $7.6 million, resulting largely from standardized testing procurement changes. Net additional General Fund revenue proposed in Governor Kaine’s amendments totaled $15.1 million, due in substantial part to the proposed sale of an alcohol and beverage control facility.

Virginia’s House and Senate could not reach agreement on the 2006 Budget Bill and adjourned on March 11, 2006. The Governor called a Special Session of the 2006 General Assembly and, on June 20, 2006, the General Assembly passed a compromise budget for the 2006-2008 biennium (HB 5002, as amended) that included significant portions of the original 2006 Budget Bill. The increases in new General Fund spending in HB 5002 over the introduced budget included: a net increase of $68.0 million for public education; a net increase of $90.5 million for capital project expenses; and $106.3 million for additional salary increases for state employees and state-supported local employees. In keeping with the objectives of the introduced budget, HB 5002 provided $222 million for improving the health of the Chesapeake Bay and other Virginia waterways, a biennial general fund increase of approximately $456.3 million for higher education institutions, and an additional $684.4 million over the biennium for mandatory programs such as Medicaid, Comprehensive Services Act, children’s health insurance, adoptions and the impact of the new Medicare Part D prescription drug program. Under HB 5002, a deposit was provided for the Revenue Stabilization Fund in fiscal year 2008, representing an estimate of the required deposit attributable to tax collections for fiscal year 2006.

HB 5002 also provided $339.0 million in one-time general funds to implement transportation legislation to be adopted by November 1, 2006 during a special session of the General Assembly, which funds had been included in the introduced budget for certain transportation initiatives.

On June 22, 2006, HB 5002 was enrolled and submitted to the Governor for approval. Governor Kaine returned HB 5002 to the General Assembly with 36 recommended amendments, of which 16 were adopted. On June 30, 2006, Governor Kaine signed HB 5002, as amended, and vetoed four technical language items. The bill became effective July 1, 2006 (the “2006 Appropriation Act”).

The 2007 Appropriation Act. On December 15, 2006, the Governor presented proposed amendments to the 2006 Appropriation Act affecting the remainder of the 2006-2008 biennium. The Governor’s objectives were developed with the following goals in mind: maintain the Commonwealth’s financial stability for the long term; make targeted investments that will enhance Virginia’s ability to compete in a global economy; and meet the Commonwealth’s ongoing commitment to fund core services.

Fiscal year 2006 ended with actual revenue collections exceeding the forecast by $147 million, or 1.0%. Non-withholding and corporate income tax, the two most volatile revenue sources, continued to grow at unprecedented rates and contributed to the fiscal year 2006 surplus. The General Assembly, in anticipation of this surplus, included $128 million into the beginning balance for fiscal year 2007.

The Governor’s budget amendments provided additional deposits to the Revenue Stabilization Fund totaling $152.7 million. This amount is comprised of $106.7 million in fiscal year 2007 and an additional $46.1 million in fiscal year 2008. With these deposits, the Fund would remain at its Constitutional maximum of $1.3 billion in fiscal year 2008. The Fund reached its Constitutional maximum for the first time in fiscal year 2006.

After making the deposit to the Revenue Stabilization Fund, approximately 70% of the proposed new spending was proposed to be dedicated to transportation and higher education. The Governor restricted recurring expenses to targeted priorities that would move Virginia forward in meeting health care, education, public safety, environmental and economic development objectives.

The Virginia General Assembly sent an amended budget to the Governor on February 24, 2007. The budget retained many of the amendments originally introduced. Highlights included a $100 million investment to address capital projects and cost overruns in higher education; an increase in the state contribution for teacher salary increases and an increase in the retiree health care credit; a 4% salary increase for state employees, faculty at Virginia’s public institutions of higher education, and state-supported local employees; additional funding for water quality improvements; and $500 million from the General Fund to meet pressing transportation needs.

The Governor returned the budget bill requesting 17 amendments, primarily technical in nature. On April 4, 2007 the budget bill was enacted as Chapter 847 of the 2007 Acts of Assembly (the “2007 Appropriation Act”).

The 2008 Amendments to the 2007 Appropriation Act. On December 17, 2007, the Governor presented to the General Assembly amendments to the 2007 Appropriation Act affecting the remainder of the 2006-2008 biennium. The proposed amendments included $272.0 million in reductions, as outlined in the Governor’s 2008 Budget Reduction Plan. Additional operating expenses of $123.5 million and $50.0 million in capital outlay (maintenance reserve) were also recommended.

The Governor’s budget amendments also reduced funding for the Revenue Stabilization Fund by $69.5 million in fiscal year 2008 based on the fund maximum allowed for fiscal year 2008. The Governor’s budget amendments also included a withdrawal of $261.1 million from the Revenue Stabilization Fund in fiscal year 2008. Even after this reduction and withdrawal, the Fund balance is still projected be more than $1 billion by the end of fiscal year 2008, and more than $1.2 billion by the end of the next biennium.

The 2008 Budget Bill. On December 17, 2007, the Governor submitted the 2008 Budget Bill (the “2008 Budget Bill”) for the 2008-2010 biennium. The 2008 Budget Bill was developed with the following four main objectives in mind:

•	Maintain the Commonwealth’s financial stability for the long term;

•	Make targeted investments that will pay measurable returns in the future;

•	Meet the Commonwealth’s ongoing commitment to fund core services; and

•	Use program performance, financial incentives, and operational streamlining to promote better government.

     The 2008 Budget Bill includes $3.62 billion from the General Fund in base spending, and total General Fund resources of $3.62 billion. Recommendations for new spending total $2.2 billion, including $54.0 million for capital outlay funding. General Fund budget savings of $463.6 million are also recommended.

     Major items in the 2008 Budget Bill recommended to meet the Commonwealth’s commitment to fund core services include $890.3 million for the estimated state cost of the technical re-benchmarking of the Standards of Quality for elementary and secondary schools and $254.7 million for a proposed salary increase for state and state-supported local employees, teachers and teaching and research faculty at higher education institutions.

     Other proposed spending items include $29.2 million to expand the existing Virginia Preschool Initiative serving at-risk-students; $14.6 million to increase community services board emergency services capacity; $4.9 million in improvements aimed at offender reentry; $38.1 million in semiconductor manufacturing performance grants; and $15.1 million in the Governor’s Development Opportunity Fund. A Revenue Stabilization Fund deposit of $21.3 million in fiscal year 2009 based on actual tax revenues for fiscal year 2007 is also anticipated.

■ Indebtedness of the Commonwealth.

The Constitution of Virginia, in Section 9 of Article X, provides for the issuance of debt by or on behalf of the Commonwealth. Sections 9(a), (b) and (c) provide for the issuance of debt to which the Commonwealth’s full faith and credit is pledged and Section 9(d) provides for the issuance of debt which is not secured by the full faith and credit of the Commonwealth, but which may be supported by and paid from Commonwealth tax collections subject to appropriations by the General Assembly. The Commonwealth may also enter into leases and contracts that are classified on its financial statements as long-term indebtedness. Certain authorities and institutions of the Commonwealth may also issue debt. This section discusses the provisions for, and limitations on, the issuances of general obligation debt and other types of debt by the Commonwealth and its authorities and institutions.

Section 9(a) Debt. Section 9(a) of Article X provides that the General Assembly may contract general obligation debt: (1) to meet certain types of emergencies, (2) subject to limitations on amount and duration, to meet casual deficits in the revenue of, or in anticipation of the collection of revenues of, the Commonwealth and (3) to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to Section 9(a)(2) shall not exceed 30% of an amount equal to 1.15 times the annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts, for the preceding fiscal year.” As of June 30, 2007, the Commonwealth reported having no Section 9(a) debt outstanding.

Section 9(b) Debt. Section 9(b) of Article X provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of the members elected to each house of the General Assembly and approved in a statewide referendum. The outstanding amount of such debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts,” for the three immediately preceding fiscal years (“9(b) Debt Limit”). An additional 9(b) debt authorization restriction limits the amount of such debt that the General Assembly may authorize for the current fiscal year to 25% of the 9(b) Debt Limit less 9(b) debt authorized in the current and prior three fiscal years.

The phrase “taxes on income and retail sales” is not defined in the Constitution or by statute. The record made in the process of adopting the Constitution, however, suggests an intention to include only income taxes payable by individuals, fiduciaries and corporations and the state sales and use tax. As of June 30, 2007, the Commonwealth reported having $821.6 million in Section 9(b) debt outstanding.

Section 9(c) Debt. Section 9(c) of Article X provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects for executive branch agencies and institutions of higher learning within the Commonwealth. Such debt is required to be authorized by an affirmative vote of two-thirds of the members elected to each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the bond legislation, and again before the issuance of the bonds, that the net revenues pledged thereunder are expected to be sufficient to pay principal and interest on the bonds issued to finance the projects.

The outstanding amount of Section 9(c) debt is limited in the aggregate to an amount equal to 1.15 times the average annual tax revenues “derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts,” for the three immediately preceding fiscal years (“9(c) Debt Limit”). While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt. As of June 30, 2007, the Commonwealth reported having $490.6 million in Section 9(c) debt outstanding

Effect of Refunding Debt. In general, when the Commonwealth issues bonds to refund outstanding bonds issued pursuant to Section 9(b) or 9(c) of Article X of the Constitution, the refunded bonds are considered paid for purposes of the constitutional limitations upon debt incurrence and issuance and the refunding bonds are counted in the computations of such limitations. However, Section 9(a)(3) provides that in the case of the refunding of debt incurred in accordance with Section 9(c) of Article X, the debt evidenced by the refunding bonds will be counted against the 9(c) Debt Limit unless the Governor does not provide the net revenue sufficiency certification, in which case the debt evidenced by the refunding bonds will be counted against the 9(b) Debt Limit.

Other Tax-Supported Debt. Tax-supported debt of the Commonwealth includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Section 9(d) of Article X provides that the restrictions of Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation.

The Commonwealth reported that there are currently outstanding various types of 9(d) revenue bonds issued by authorities, political subdivisions and agencies for which the Commonwealth’s full faith and credit is not pledged. Certain of these bonds, however, are paid in part or in whole from revenues received by the issuers of the bonds as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues derived from enterprises related to the operation of the financed capital projects. As of June 30, 2007, the Commonwealth reported having $3.9 billion in Section 9(d) debt outstanding or authorized.

The debt repayments of the Virginia Public Building Authority, the Virginia College Building Authority 21st Century College and Equipment Program, The Innovative Technology Authority, the Virginia Biotechnology Research Park Authority and several other long-term capital leases or notes have been supported all or in large part by General Fund appropriations.

The Commonwealth Transportation Board (“CTB”) has issued various series of bonds authorized under the State Revenue Bond Act. These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the CTB for the purpose of increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. As of June 30, 2007 $987.6 million in CTB bonds were outstanding and an additional $3 billion were authorized.

The Virginia Port Authority (“VPA”) has issued bonds in the amount of $326.0 million which are payable from income of a portion of the Transportation Trust Fund. In April 1998, the VPA issued $71.0 million of refunding bonds to refund the aggregate outstanding balance of its Series 1988 bonds. In April 2006, the VPA issued $21.7 million in refunding bonds to refund a portion of the outstanding balance of its Series 1996 Commonwealth Port Fund Revenue Bonds. The fund balance of the Commonwealth Transportation Fund administered by the CTB at June 30, 2007 was $1.95 billion.

Leases and Contracts. Woodrow Wilson Bridge Agreement. The Commonwealth, in partnership with the State of Maryland and the District of Columbia, received approval from the Federal Highway Administration regarding the new 12-lane bridge replacement project for the Woodrow Wilson Bridge (the Interstate 95 Potomac River Crossing between Virginia and Maryland). Under the Agreement, the Woodrow Wilson Bridge Project will include reconstruction of the Telegraph Road and Route 1 interchanges in Virginia and the I-295 and Route 210 interchanges in Maryland, in addition to the bridge replacement.

The project will be partially funded from $1.544 billion of special Federal funding authorized by Congress, with the balance of the estimated $2.476 billion project cost to be borne by Virginia, Maryland, and the District of Columbia. The Commonwealth has committed to provide funding for $587.4 million of the project cost between fiscal years 2002 and 2012. After its completion, Virginia and Maryland will jointly own the new bridge, with each State sharing equally in any further costs associated with it. The cost assigned to each jurisdiction for other portions of the project is dependent on the work managed by each. In the event that bids for the project come in over estimates or that cost overruns occur, the affected project work will likely be rebid or redesigned or the scope altered to mitigate the impact thereof. The first of two river crossing superstructures of the new Woodrow Wilson Bridge opened to traffic in June 2006. This outer loop span will carry traffic in both directions until the second span is completed, currently estimated to be mid-2008. The total project substantial completion date is set for calendar year 2011.

Capital Leases. The Commonwealth is involved in numerous agreements to lease buildings and equipment. These lease agreements are for various terms, and each lease contains a nonappropriation clause indicating that continuation of the lease is subject to funding by the General Assembly. The principal balance of all tax-supported capital leases outstanding was $249.8 million as of June 30, 2007.

Installment Purchases. The Commonwealth also finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of these agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired thereby. Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The principal balance of tax-supported installment purchase obligations outstanding as of June 30, 2007 was $186.3 million.

Debt Service on Tax-Supported Debt. The Commonwealth reported that as of June 30, 2007, it expected to pay $165.5 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $432.4 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the fiscal year ended June 30, 2008. As of June 4, 2008, the Commonwealth also expected to pay $269.5 million in principal and interest payments on aggregate outstanding Section 9(a), 9(b) and 9(c) general obligation debt and $423.7 million in principal and interest payments on aggregate outstanding Section 9(d) tax-supported debt during the fiscal year ended June 30, 2009.

Moral Obligation Debt. Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. However, certain of their bonds are secured in part by a moral obligation of the Commonwealth. The Commonwealth may fund deficiencies that may occur in debt service reserves for moral obligation debt. By the terms of the applicable statutes, the Governor is obligated to include in his annual budget submitted to the General Assembly the amount necessary to restore any such reported deficiency, but the General Assembly is not legally required to make any appropriation for such purpose. The Commonwealth reported as of June 4, 2008 that these authorities have not reported to the Commonwealth that any such reserve deficiencies exist. As of June 30, 2007, $1.13 billion of such moral obligation debt was outstanding.

Other Debt. There are several authorities and institutions of the Commonwealth that issued debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies. A portion of this debt is additionally secured by a biennial contingent appropriation in the event available funds are less than the amount required to pay debt service. As of June 30, 2007, $11.7 billion of this other debt was outstanding.

■ Other Issuers of Virginia Municipal Securities. As of June 30, 2006, Virginia local government was comprised of 95 counties, 39 incorporated cities and 36 incorporated towns. Cities and counties are units of government that have traditionally provided all services not provided by the Commonwealth. The Commonwealth is unique in that cities and counties are independent and their land areas do not overlap. Cities and counties each levy and collect their own taxes and provide their own services. Towns, on the other hand, are units of local government and are a part of the counties in which they are located. Towns levy and collect taxes for town purposes, but their residents are also subject to county taxes.

These other local governments issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. Under Virginia law, general obligation debt of such issuers is limited to 1.15 times the average of the preceding three years’ income tax and sales and use collections. However, bonds issued by many political subdivisions are not backed by the full faith and credit of the issuer but instead are subject to annual appropriations from the issuer’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The primary sources of money available to such local governments to pay debt service on general obligation bonds are personal property taxes, sales tax and business license taxes. Virginia Code Section 15.2-2659, known as the “intercept provision,” provides a mechanism for applying appropriations to be made from the Commonwealth towards any overdue debt service on general obligation bonds issued by such local governments.

The largest expenditure by local governments in the Commonwealth is for public elementary and secondary education. Each county and city in the Commonwealth, with few exceptions, constitutes a separate school district. Counties, cities and towns typically also provide such services as police and fire protection, water and sewer services and recreational facilities.

According to figures prepared by the Auditor of Public Accounts of Virginia as of June 30, 2006, the total outstanding debt of counties in the Commonwealth was approximately $11.1 billion, most of which was borrowed for public school construction; the outstanding debt for cities was approximately $8.1 billion; and the outstanding debt for towns was approximately $483.6 million.

■ Ratings of the Commonwealth’s Securities. As of June 4, 2008, Standard & Poor’s had rated the Commonwealth’s general obligation bonds “AAA,” Moody’s had rated those bonds “Aaa” and Fitch had rated those bonds “AAA”.

Such ratings reflect only the views of the respective rating agencies, and an explanation of the significance of such ratings may be obtained only from the respective rating agencies. There can be no assurance given that such ratings will be continued for any given period of time, or that they will not be revised downward or withdrawn entirely by such rating agencies if, in their judgment, the circumstances so warrant. Any such downward revision or withdrawal of any of such ratings may have an adverse effect on the liquidity and market price of the Commonwealth’s bonds.

■     Pending Litigation. The Commonwealth reported that the Commonwealth, its officials and its employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving claims for substantial amounts. It was not possible for the Commonwealth to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the Commonwealth stated its belief that any ultimate liability resulting from these lawsuits was not expected to have a material, adverse effect on the financial condition of the Commonwealth.

■     Risks and Uncertainties. The fund invests in municipal bonds and other municipal debt instruments issued by the Commonwealth and its various political subdivisions and agencies. The issuers of these debt obligations include the Commonwealth of Virginia, its agencies and authorities, cities, counties and towns, as well as other local governments. The credit quality and risk of these investments will vary according to each security’s structure and underlying economics. This debt is issued for a wide variety of public purposes, including transportation, housing, education, healthcare, and industrial development. The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

Generally, the primary default risk associated with government obligations is the nonpayment of taxes supporting such indebtedness. In addition, certain debt obligations in the Fund may be obligations of issuers other than the Commonwealth. Although the Commonwealth regularly receives the highest ratings from ratings agencies, local governments and other issuers may have greater credit risks than the Commonwealth itself, and as a result may be unable to repay their indebtedness.

     Other municipal securities are payable directly or indirectly from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities, such as health care facilities, or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

     Other municipal securities are issued by entities which lack taxing power to repay their obligations, such as industrial development authorities and housing authorities. Certain municipal securities may be obligations which are payable solely from the revenues of private institutions within one industry, such as health care. The default risk may be higher for such obligations, since the decline in one industry could impede repayment. Examples include municipal securities used to finance charitable educational and health care facilities, multifamily housing facilities, solid waste facilities, airports and other exempt facilities financings, as well as single family mortgage bonds. For example, bankruptcies in the airline industry could have an impact on the value and likelihood of repayment on conduit revenue bonds issued to finance airport facilities. Medicare and Medicaid reimbursement rate changes and changes in the insurance industry can affect the financial viability of health care facilities such as nursing homes. Single family mortgage bonds are subject to extraordinary mandatory redemption as the underlying home loans are refinanced, which may result in retirement of the bonds at prices less than their original purchase prices.

     To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the Commonwealth, its localities and agencies. Financial strength is, in turn, influenced by changing economic conditions which affect the level of taxes collected and revenues earned. While local governments in Virginia are primarily reliant on independent revenue sources, such as property, sales and business license taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. As referenced above, the Commonwealth has been working to address reduced revenues, including those resulting from the unfolding of the “Subprime” crisis. Gasoline, construction material and commodity prices are also very high. The cumulative effect of market uncertainty, the “Subprime” crisis, and higher gasoline, construction material and commodity prices on spending by consumers and borrowing or investments by businesses and individuals is difficult to predict. The current general economic slowdown, including the resulting decreases in consumer and business spending, may create budget difficulties at both the state and local levels, including to conduit borrowers under revenue bonds. Slower economic growth or a recession may decrease income tax and sales tax revenues. These and other factors will also affect the county and local economies in Virginia, and to the extent they stress the Commonwealth’s budget, will diminish the amount of State aid available to local jurisdictions.

Finally, national and international developments, such as rising oil and commodity costs and the “Subprime” crisis, could have a material, adverse effect on the overall economy in Virginia. Governments and businesses could incur costs in replacing employees who are called to serve in the armed forces. Layoffs and cutbacks in the transportation and tourism industries could increase unemployment in Virginia. Economic factors affecting the Commonwealth will also affect the counties, cities and other localities, as well as private borrowers. In particular, local governments depend on state aid, and any cutbacks in such aid as a result of the Commonwealth’s deficit could adversely affect local budgets.

Appendix C

Municipal Bond Ratings Definitions

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:

  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
  Nature of and provisions of the obligation; and
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated ‘AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', and 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Arizona Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Arizona Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Arizona Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—110.6%
Arizona—83.9%
$200,000	Apache County, AZ IDA (Tucson Electric Power Company)[1]	5.850%	03/01/2028	$199,996
30,000	AZ Capital Facilities Finance Corp. (Arizona State University)[1]	6.000	09/01/2015	30,131
1,000,000	AZ Health Facilities Authority (Catholic Healthcare West)[1]	5.000	07/01/2028	977,680
70,000	AZ Health Facilities Authority (Northern Arizona Healthcare)[1]	5.250	10/01/2016	70,072
25,000	AZ Pronghorn Ranch Community Facilities District[1]	7.000	07/15/2027	24,434
75,000	AZ State University COP (Downtown Campus/Mercado)[1]	5.350	07/01/2012	75,272
15,000	AZ State University COP (Downtown Campus/Mercado)	5.625	07/01/2015	15,052
40,000	AZ State University COP (Downtown Campus/Mercado)	5.750	07/01/2017	40,162
335,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2015	349,197
90,000	Casa Grande, AZ IDA (Casa Grande Regional Medical Center)[1]	7.000	12/01/2017	91,157
300,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	224,955
325,000	Centerra, AZ Community Facilities District[1]	6.625	07/15/2032	292,767
8,125	Central AZ Irrigation & Drain District[1]	6.000	06/01/2016	8,124
60,000	Chandler, AZ Street & Highway[1]	5.375	07/01/2014	60,348
20,000	Cochise County, AZ IDA (Sierra Vista Community Hospital)[1]	6.750	12/01/2026	20,022
10,000	Cochise County, AZ Unified School District No. 21 (St. David)[1]	5.000	07/01/2017	10,022
45,000	Coconino County, AZ Pollution Control (Tucson Electric Power Company)	7.125	10/01/2032	45,022
660,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	613,127
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	926,130
1,000,000	Estrella Mountain Ranch, AZ Community Facilities District (Golf Village)[1]	6.750	07/01/2032	817,740
522,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.550	07/01/2022	410,130
462,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.700	07/01/2027	339,944
500,000	Estrella Mountain Ranch, AZ Community Facilities District (Montecito Assessment District)[1]	5.800	07/01/2032	350,855
93,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2026	72,604
93,000	Festival Ranch, AZ Community Facilities District[1]	5.000	07/01/2032	67,147
195,000	Festival Ranch, AZ Community Facilities District[1]	5.300	07/15/2031	166,805
250,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	225,185
40,000	Gila County, AZ IDA (Cobre Valley Community Hospital)[1]	6.100	12/01/2025	29,756
200,000	Gilbert, AZ Improvement District No. 20[1]	5.100	01/01/2027	206,994
675,000	Gilbert, AZ Improvement District No. 20[1]	5.100	01/01/2028	695,014
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Arizona Continued
$260,000	Gladden Farms, AZ Community Facilities District[1]	5.350%	07/15/2027	$208,881
500,000	Gladden Farms, AZ Community Facilities District[1]	5.450	07/15/2032	385,315
25,000	Gladden Farms, AZ Community Facilities District[1]	6.375	07/15/2025	22,930
80,000	Glendale, AZ Western Loop Public Facilities[1]	6.125	07/01/2027	84,363
1,500,000	Goodyear, AZ Community Facilities General District No. 1[1]	5.200	07/15/2025	1,276,275
225,000	Goodyear, AZ IDA Water and Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	208,584
750,000	Goodyear, AZ Water and Sewer[1]	5.625	07/01/2039	734,648
190,000	Maricopa County & Phoenix, AZ IDA (Single Family)[1]	5.800	07/01/2040	194,121
60,000	Maricopa County, AZ IDA (Catholic Healthcare)[1]	5.000	07/01/2021	60,037
30,000	Maricopa County, AZ IDA (Chaparral City Water Company)[1]	5.300	12/01/2022	30,080
285,000	Maricopa County, AZ IDA (Citizens Utilities Company)[1]	6.200	05/01/2030	263,759
10,000	Maricopa County, AZ IDA (Pennington Gardens)[1]	5.100	09/20/2019	10,208
1,025,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	783,664
25,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.850	07/01/2019	21,752
220,000	Maricopa County, AZ IDA (Whispering Palms Apartments)[1]	5.900	07/01/2029	170,870
600,000	Maricopa County, AZ IDA Health Facilities (Catholic Healthcare West)[1]	6.000	07/01/2021	600,438
10,000	Maricopa County, AZ Pollution Control (El Paso Electric Company)[1]	7.250	02/01/2040	11,240
25,000	Maricopa County, AZ Pollution Control Corp. (Public Service Company of New Mexico)[1]	6.300	12/01/2026	25,001
455,000	Marley Park, AZ Community Facilities District[1]	6.000	07/15/2026	404,263
685,000	Marley Park, AZ Community Facilities District[1]	6.100	07/15/2032	585,093
1,750,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	7.400	07/15/2033	1,731,713
25,000	Mesa, AZ IDA (Arizona State University East/Maricopa College)[1]	6.000	07/01/2021	24,399
60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2025	57,062
600,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	548,478
60,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.000	07/01/2032	54,848
310,000	Mesa, AZ IDA (Mesa Student Hsg.)[1]	6.250	07/01/2032	292,240
330,000	Mohave County, AZ IDA (Mohave Prison)[1]	7.500	05/01/2019	377,051
25,000	Mohave County, AZ IDA Community College[1]	5.500	03/01/2015	25,083
500,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	410,885
50,000	Parkway, AZ Community Facilities District No. 1 (Prescott Valley)[1]	5.350	07/15/2031	39,003
10,000	Peoria, AZ Improvement District[1]	7.200	01/01/2012	10,007
15,000	Phoenix, AZ Hsg. Finance Corp.	6.900	01/01/2023	15,026
500,000	Phoenix, AZ IDA (Career Success Schools)[1]	6.125	01/01/2020	501,945
250,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	255,990
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$350,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250%		07/01/2036	$286,738
1,000,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.875		11/01/2037	678,850
25,000	Phoenix, AZ IDA (John C. Lincoln Hospital & Health Center)	5.500		12/01/2011	25,079
100,000	Phoenix, AZ IDA (John C. Lincoln Hospital & Health Center)[1]	5.500		12/01/2013	100,219
40,000	Phoenix, AZ Street & Highway	6.100		07/01/2011	40,179
170,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500		07/01/2023	161,588
10,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.750		07/01/2031	9,425
500,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500		07/01/2037	411,835
15,000	Pima County, AZ IDA (Charter Schools)[1]	6.375		07/01/2031	13,504
170,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050		01/01/2037	148,198
1,100,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.375		06/01/2036	867,845
135,000	Pima County, AZ IDA (Horizon Community Learning Center)[1]	5.250		06/01/2035	106,678
170,000	Pima County, AZ IDA (International Studies Academy)[1]	6.750		07/01/2031	160,218
275,000	Pima County, AZ IDA (Metro Police Facility)[1]	5.375		07/01/2039	279,686
15,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.500		07/01/2033	9,500
35,000	Pima County, AZ IDA (Single Family Mtg.)	5.786	[2]	11/01/2034	8,139
125,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750		12/01/2037	98,421
150,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000		06/01/2037	114,477
100,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	6.375		09/01/2029	102,458
500,000	Pima County, AZ IDA (Tucson Electric Power Company)	7.250		07/15/2010	502,820
150,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.750		12/01/2032	134,373
2,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	6.550		12/01/2037	1,959,500
1,000,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	7.500		12/01/2038	1,044,140
500,000	Prescott Valley, AZ Southside Community Facilities District No. 1[1]	7.250		07/01/2032	455,690
1,000,000	Quailwood Meadows, AZ Community Facilities District[1]	6.000		07/15/2022	923,770
850,000	Quailwood Meadows, AZ Community Facilities District[1]	6.125		07/15/2029	745,008
1,135,000	Salt Verde, AZ Financial Corp.[1]	5.250		12/01/2028	1,086,740
1,000,000	Show Low Bluff, AZ Community Facilities District[1]	5.600		07/01/2031	750,770
455,000	Show Low Bluff, AZ Community Facilities District[1]	5.875		07/15/2032	377,591
2,000,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,665,120
15,000	Tempe, AZ Improvement Bonds (Improvement District No. 170)[1]	6.875		01/01/2011	15,145
150,000	Tucson & Pima Counties, AZ IDA (Single Family Mtg.)[1]	6.000		07/01/2021	152,346
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$90,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.000%		01/01/2039	$85,005
5,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2015	5,009
15,000	Tucson, AZ Improvement District (Civano Neighborhood Phase 1)[1]	5.000		01/01/2018	15,016
50,000	University Arizona Medical Center Corp. (University Medical Center)[1]	5.000		07/01/2033	46,552
225,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	208,904
10,000	Via Linda, AZ Road Community Facilities District Scottsdale[1]	5.650		07/15/2018	9,455
225,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	229,302
975,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	750,204
180,000	Westpark, AZ Community Facilities District[1]	5.300		07/15/2022	155,972
1,535,000	Westpark, AZ Community Facilities District[1]	5.450		07/15/2032	1,203,440
300,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.375		12/01/2037	236,220
100,000	Yuma County, AZ IDA (Water & Sewer)[1]	6.500		12/01/2017	97,875
50,000	Yuma County, AZ Jail District[1]	5.250		07/01/2012	50,154

					34,410,254

U.S. Possessions—26.7%
200,000	Guam GO1	6.750		11/15/2029	213,844
300,000	Guam GO1	7.000		11/15/2039	322,047
6,778,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	11.002	[2]	06/01/2057	99,162
850,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	882,938
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	518,700
615,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	596,593
15,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	12,945
33,225,000	Puerto Rico Children’s Trust Fund (TASC)	6.723	[2]	05/15/2050	1,242,615
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[2]	05/15/2055	229,920
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	820,223
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	243,433
250,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	227,888
125,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	126,614
400,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	387,784
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,073,128
25,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	24,627
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	227,245
515,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	399,831
500,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	553,285
1,050,000	Puerto Rico Public Buildings Authority[3]	6.750		07/01/2036	1,154,433
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$250,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500%	08/01/2044	$281,250
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	527,240
300,000	University of Puerto Rico, Series P1	5.000	06/01/2019	296,724
140,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	141,170
400,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2039	360,236

				10,963,875

Total Investments, at Value (Cost $49,191,191)—110.6%				45,374,129
Liabilities in Excess of Other Assets—(10.6)				(4,347,617)

Net Assets—100.0%				$41,026,512

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See Note 1 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

	Level 1—	Level 2—	Level 3—
	Unadjusted	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arizona	$—	$34,410,254	$—	$34,410,254
U.S. Possessions	—	10,963,875	—	10,963,875

Total Assets	$—	$45,374,129	$—	$45,374,129

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $49,191,191)—see accompanying statement of investments	$45,374,129
Cash	641,748
Receivables and other assets:
Interest	774,023
Shares of beneficial interest sold	273,348
Investments sold	45,000
Other	10,917

Total assets	47,119,165

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	4,400,000
Investments purchased (including $1,114,045 purchased on a when-issued or delayed delivery basis)	1,446,979
Shares of beneficial interest redeemed	101,804
Dividends	46,649
Distribution and service plan fees	20,691
Shareholder communications	18,323
Trustees’ compensation	1,863
Transfer and shareholder servicing agent fees	1,451
Interest expense on borrowings	1,014
Other	53,879

Total liabilities	6,092,653

Net Assets	$41,026,512

Composition of Net Assets
Par value of shares of beneficial interest	$3,772
Additional paid-in capital	49,057,213
Accumulated net investment income	702,739
Accumulated net realized loss on investments	(4,920,150)
Net unrealized depreciation on investments	(3,817,062)

Net Assets	$41,026,512

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $30,789,091 and 2,829,980 shares of beneficial interest outstanding)	$10.88
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.42

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,329,003 and 122,274 shares of beneficial interest outstanding)	$10.87

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,908,418 and 819,252 shares of beneficial interest outstanding)	$10.87
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$2,770,885

Expenses
Management fees	183,264
Distribution and service plan fees:
Class A	47,163
Class B	7,352
Class C	61,568
Transfer and shareholder servicing agent fees:
Class A	11,408
Class B	873
Class C	3,656
Shareholder communications:
Class A	25,705
Class B	1,838
Class C	7,835
Borrowing fees	119,281
Legal, auditing and other professional fees	41,395
Interest expense on borrowings	18,532
Trustees’ compensation	976
Custodian fees and expenses	365
Other	6,169

Total expenses	537,380
Less waivers and reimbursements of expenses	(109,897)

Net expenses	427,483

Net Investment Income	2,343,402

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,193,683)
Net change in unrealized appreciation/depreciation on investments	9,574,877

Net Increase in Net Assets Resulting from Operations	$10,724,596

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$2,343,402	$2,259,830
Net realized loss	(1,193,683)	(2,869,714)
Net change in unrealized appreciation/depreciation	9,574,877	(9,126,833)

Net increase (decrease) in net assets resulting from operations	10,724,596	(9,736,717)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,816,022)	(1,714,845)
Class B	(43,165)	(16,357)
Class C	(369,161)	(251,998)

	(2,228,348)	(1,983,200)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	2,822,363	2,534,552
Class B	947,447	188,689
Class C	3,703,542	1,690,171

	7,473,352	4,413,412

Net Assets
Total increase (decrease)	15,969,600	(7,306,505)
Beginning of period	25,056,912	32,363,417

End of period (including accumulated net investment income of $702,739 and $587,539, respectively)	$41,026,512	$25,056,912

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$10,724,596
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(12,565,639)
Proceeds from disposition of investment securities	3,164,281
Short-term investment securities, net	923,235
Premium amortization	40,917
Discount accretion	(228,628)
Net realized loss on investments	1,193,683
Net change in unrealized appreciation/depreciation on investments	(9,574,877)
Change in assets:
Increase in other assets	(4,968)
Increase in receivable for securities sold	(9,950)
Increase in interest receivable	(158,246)
Change in liabilities:
Increase in payable for securities purchased	1,287,781
Increase in other liabilities	21,862

Net cash used in operating activities	(5,185,953)

Cash Flows from Financing Activities
Proceeds from bank borrowings	21,500,000
Payments on bank borrowings	(21,400,000)
Proceeds from shares sold	22,025,841
Payments on shares redeemed	(15,759,871)
Cash distributions paid	(1,074,700)

Net cash provided by financing activities	5,291,270
Net increase in cash	105,317
Cash, beginning balance	536,431

Cash, ending balance	$641,748

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,149,298.
Cash paid for interest on bank borrowings—$20,223.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.32	$12.23	$14.30	$13.80

Income (loss) from investment operations:
Net investment income[2]	.72	.78	.82	.37
Net realized and unrealized gain (loss)	2.52	(4.01)	(2.23)	.39

Total from investment operations	3.24	(3.23)	(1.41)	.76

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.68)	(.68)	(.66)	(.26)

Net asset value, end of period	$10.88	$8.32	$12.23	$14.30

Total Return, at Net Asset Value[3]	40.05%	(27.14)%	(10.15)%	5.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,789	$21,065	$28,388	$10,308

Average net assets (in thousands)	$26,453	$26,349	$22,842	$6,676

Ratios to average net assets:[4]
Net investment income	7.22%	7.40%	6.15%	5.52%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.02%	0.99%	0.98%	2.60%
Interest and fees from borrowings	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.26%	0.59%	0.14%

Total expenses	1.43%	1.95%	2.63%	3.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.12%	1.06%	1.39%	0.94%

Portfolio turnover rate	9%	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$8.32	$12.22	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.62	.70	.72	.31
Net realized and unrealized gain (loss)	2.54	(4.00)	(2.23)	.39

Total from investment operations	3.16	(3.30)	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.60)	(.56)	(.21)

Net asset value, end of period	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	38.87%	(27.64)%	(10.84)%	5.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,329	$228	$164	$80

Average net assets (in thousands)	$740	$277	$138	$44

Ratios to average net assets:[4]
Net investment income	6.02%	6.83%	5.34%	4.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	2.05%	1.98%	3.22%	11.35%
Interest and fees from borrowings	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.26%	0.59%	0.14%

Total expenses	2.46%	2.94%	4.87%	11.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.94%	1.81%	2.14%	1.69%

Portfolio turnover rate	9%	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$8.32	$12.22	$14.29	$13.80

Income (loss) from investment operations:
Net investment income[2]	.63	.70	.72	.29
Net realized and unrealized gain (loss)	2.53	(4.00)	(2.23)	.41

Total from investment operations	3.16	(3.30)	(1.51)	.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.60)	(.56)	(.21)

Net asset value, end of period	$10.87	$8.32	$12.22	$14.29

Total Return, at Net Asset Value[3]	38.89%	(27.63)%	(10.84)%	5.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,909	$3,764	$3,811	$1,284

Average net assets (in thousands)	$6,171	$4,322	$2,997	$411

Ratios to average net assets:[4]
Net investment income	6.30%	6.72%	5.38%	4.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.88%	2.04%	1.94%	4.20%
Interest and fees from borrowings	0.41%	0.70%	1.06%	0.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.26%	0.59%	0.14%

Total expenses	2.29%	3.00%	3.59%	4.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.90%	1.81%	2.14%	1.69%

Portfolio turnover rate	9%	44%	53%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Arizona Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Arizona state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$1,114,045
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$751,089	$—	$4,920,150	$3,817,062
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
1.  As of March 31, 2010, the Fund had $4,888,915 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$154,655
2017	1,909,891
2018	2,824,369

Total	$4,888,915

2.  As of March 31, 2010, the Fund had $31,235 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.
3.  During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
4.  During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Reduction to	Accumulated Net
Paid-in Capital	Investment Income

$146	$146
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$2,218,717	$1,982,519
Ordinary income	9,631	681

Total	$2,228,348	$1,983,200

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$49,191,191

Gross unrealized appreciation	$1,279,373
Gross unrealized depreciation	(5,096,435)

Net unrealized depreciation	$(3,817,062)

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$203
Payments Made to Retired Trustees	130
Accumulated Liability as of March 31, 2010	1,088
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,616,829	$16,248,027	726,631	$8,061,008
Dividends and/or distributions reinvested	94,497	949,678	63,005	633,123
Redeemed	(1,413,011)	(14,375,342)	(579,844)	(6,159,579)

Net increase	298,315	$2,822,363	209,792	$2,534,552

Class B
Sold	100,373	$1,001,192	31,035	$365,451
Dividends and/or distributions reinvested	3,532	36,523	1,236	11,981
Redeemed	(9,032)	(90,268)	(18,300)	(188,743)

Net increase	94,873	$947,447	13,971	$188,689

Class C
Sold	488,097	$4,923,786	280,931	$3,054,228
Dividends and/or distributions reinvested	16,220	163,097	8,818	86,345
Redeemed	(137,641)	(1,383,341)	(149,015)	(1,450,402)

Net increase	366,676	$3,703,542	140,734	$1,690,171

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$12,565,639	$3,164,281
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $15,341 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$44,880
Class C	94,857
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$53,373	$—	$911	$1,822
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $81,845, $3,845 and $24,207 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.41% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$4,455,890
Average Daily Interest Rate	0.438%
Fees Paid	$118,349
Interest Paid	$20,223
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Maryland Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—114.1%

Maryland—57.1%
$10,000	Anne Arundel County, MD (Consolidated Water & Sewer)	5.750%	07/15/2010	$10,045
40,000	Anne Arundel County, MD Solid Waste	5.200	09/01/2010	40,140
20,000	Anne Arundel County, MD Solid Waste	5.300	09/01/2011	20,063
40,000	Anne Arundel County, MD Solid Waste[1]	5.400	09/01/2013	40,092
20,000	Baltimore, MD Convention Center	5.500	09/01/2014	20,266
250,000	Baltimore, MD Convention Center (Baltimore Hotel Corp.)[1]	5.000	09/01/2014	245,818
1,095,000	Baltimore, MD Convention Center (Baltimore Hotel Corp.)[1]	5.250	09/01/2021	1,007,433
5,000	Baltimore, MD GO1	5.000	10/15/2015	5,017
1,789,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,621,997
3,950,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	2,845,896
10,000	Dawson-Adams, MD Devel. Corp. (Co-Op Hsg.)[1]	7.375	11/01/2019	10,047
125,000	Frederick County, MD Economic Devel. (YMCA of Frederick)[1]	6.000	10/01/2023	107,495
2,000,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.000	09/01/2030	1,713,760
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)[1]	5.625	09/01/2038	181,748
10,000	Frederick County, MD Special Obligation (Lake Linganore)	5.700	07/01/2029	10,336
15,000	Frederick County, MD Special Obligation (Lake Linganore)	5.700	07/01/2029	13,955
1,500,000	Frederick County, MD Special Obligation (Urbana Community Devel. Authority)[1]	5.950	07/01/2030	1,390,185
20,000	Frederick, MD (Carrollton Apartments)[1]	5.650	09/01/2013	20,057
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	983,462
4,950,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.800	09/01/2042	4,771,751
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	4.850	09/01/2047	240,525
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2018	15,070
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.050	07/01/2028	25,091
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2016	10,101
30,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2023	30,092
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.100	07/01/2033	50,022
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.125	05/01/2022	40,582
135,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150	03/01/2018	135,587
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.150%	07/01/2028	$95,138
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	09/01/2022	35,080
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	07/01/2024	178,187
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	07/01/2031	25,033
1,905,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.200	03/01/2048	1,908,867
345,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.250	09/01/2029	345,749
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2023	50,725
75,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	09/01/2032	75,085
75,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.350	07/01/2041	75,092
360,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375	09/01/2022	361,008
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.375	09/01/2024	175,952
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.400	07/01/2022	10,087
3,000,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.450	07/01/2043	3,009,060
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.500	07/01/2022	25,436
30,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.500	07/01/2030	30,055
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.550	07/01/2017	50,048
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.550	07/01/2027	35,016
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.550	07/01/2031	25,160
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.650	07/01/2027	25,014
130,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.650	07/01/2039	130,057
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.700	07/01/2017	25,027
265,000	MD Community Devel. Administration
	(Dept. of Hsg. & Community Devel.)[1]	5.750	07/01/2039	265,106
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.850%	07/01/2027	$5,004
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.875	07/01/2021	40,039
30,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.950	07/01/2023	30,019
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.000	07/01/2032	25,017
500,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.000	07/01/2039	500,450
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.150	01/01/2021	10,012
270,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2031	270,248
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	6.250	07/01/2032	40,036
250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.-Water Landing II Apts.)[1]	5.875	08/01/2033	255,295
180,000	MD Community Devel. People’s Resource Center (Auburn Manor Apartments)[1]	5.300	10/01/2028	180,405
380,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2019	382,060
20,000	MD COP (Aviation Administration Facilities)[1]	5.000	05/01/2022	19,851
95,000	MD Dept. of Transportation[1]	5.500	10/15/2023	95,737
5,000	MD EDC (Maryland Aviation Administration Facilities)[1]	5.000	06/01/2027	5,007
1,000,000	MD EDC (Transition Facilities)[1]	5.750	06/01/2035	1,019,970
95,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750	09/01/2020	81,156
15,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	11,639
270,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	200,977
450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000	06/01/2023	392,040
1,040,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	981,916
35,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	31,501
85,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)	5.875	07/01/2021	77,628
10,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)	7.400	09/01/2019	10,003
1,000,000	MD H&HEFA (Anne Arundel Medical Center)[1]	6.750	07/01/2039	1,127,450
125,000	MD H&HEFA (Edenwald)[1]	5.200	01/01/2024	116,936
1,010,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2031	911,929
1,000,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	864,630
45,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2033	41,455
965,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.000	01/01/2017	882,377
3,780,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	2,675,446
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$30,000	MD H&HEFA (Medstar Health)[1]	5.500%	08/15/2033	$30,381
50,000	MD H&HEFA (Mercy Medical Center)[1]	5.625	07/01/2031	50,010
1,500,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)[1]	5.750	10/01/2019	1,050,690
60,000	MD H&HEFA (Peninsula United Methodist Homes of Maryland)	5.750	10/01/2026	37,019
50,000	MD H&HEFA (Roland Park Place)	5.500	07/01/2014	50,042
50,000	MD H&HEFA (Roland Park Place)	5.625	07/01/2018	48,656
50,000	MD H&HEFA (Union Hospital of Cecil County)[1]	5.100	07/01/2022	50,020
250,000	MD H&HEFA (Upper Chesapeake)[1]	6.000	01/01/2038	261,628
50,000	MD H&HEFA (Washington Christian Academy)	5.250	07/01/2018	21,500
300,000	MD H&HEFA (Washington Christian Academy)[1]	5.500	07/01/2038	128,997
20,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2015	20,032
50,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)[1]	5.500	08/15/2020	50,027
500,000	MD Industrial Devel. Financing Authority (Synagro Baltimore)[1]	5.625	12/01/2016	502,715
10,000	MD Stadium Authority (Ocean City Convention Center)[1]	5.300	12/15/2010	10,036
40,000	MD Stadium Authority (Ocean City Convention Center)	5.375	12/15/2012	40,151
20,000	MD Stadium Authority (Ocean City Convention Center)	5.375	12/15/2013	20,076
15,000	MD Stadium Authority (Ocean City Convention Center)[1]	5.375	12/15/2015	15,060
85,000	MD Transportation Authority (Baltimore/Washington International Airport)[1]	5.250	03/01/2027	83,501
50,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)[1]	5.050	07/01/2028	50,045
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)	6.050	07/01/2026	10,010
100,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.500	07/01/2031	100,578
175,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A1	5.600	07/01/2042	175,863
40,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.000	07/01/2023	40,318
185,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.200	07/01/2044	184,985
110,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	5.250	07/01/2029	110,064
5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B1	6.000	07/01/2020	5,007
5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.300	07/01/2016	5,006
1,935,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.400	07/01/2028	1,937,632
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Maryland Continued
$55,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C1	7.150%		07/01/2023	$55,087
200,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.842	[2]	07/01/2033	51,992
220,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.), Series A	5.535	[2]	07/01/2028	79,666
25,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.750		08/20/2029	24,288
210,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.875		02/20/2039	204,996
150,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	5.900		09/20/2021	153,179
20,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	6.000		09/20/2029	20,379
25,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	6.100		03/20/2041	25,438
3,500,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	2,803,045
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[1]	5.250		01/01/2037	603,290

					42,960,257

U.S. Possessions—57.0%
120,000	Guam GO1	5.125		11/15/2027	108,727
200,000	Guam GO1	5.250		11/15/2037	185,034
400,000	Guam GO1	6.750		11/15/2029	427,688
2,600,000	Guam GO1	7.000		11/15/2039	2,791,074
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	247,378
65,000	Guam Power Authority, Series A	5.250		10/01/2023	60,996
655,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	548,720
2,815,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	2,381,997
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	906,360
1,995,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	1,485,118
1,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[3]	07/01/2024	1,467,930
1,950,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	2,022,930
675,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	654,797
165,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	142,393
1,330,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	1,162,673
52,750,000	Puerto Rico Children’s Trust Fund (TASC)	6.581	[2]	05/15/2050	1,972,850
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	635,160
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$500,000	Puerto Rico Commonwealth GO1	6.000%		07/01/2039	$522,680
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	820,223
3,000,000	Puerto Rico Electric Power Authority, Series UU1	0.860	[4]	07/01/2031	2,121,750
890,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	708,752
1,000,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	911,550
125,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	126,614
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	416,868
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,073,128
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	125,075
440,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	341,603
550,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	608,614
2,100,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,308,866
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	550,660
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	814,815
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[3]	08/01/2032	766,230
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	8,435,840
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	186,048
50,000	University of V.I., Series A	6.000		12/01/2024	48,110
2,500,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	2,244,150
600,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	602,214
150,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	151,254
500,000	V.I. Public Finance Authority (Matching Fund Loan Note)[1]	5.250		10/01/2021	506,345
440,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2031	370,951
1,000,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	924,717

					42,888,882

Total Investments, at Value (Cost $88,462,731)—114.1%					85,849,139
Liabilities in Excess of Other Assets—(14.1)					(10,587,150)

Net Assets—100.0%					$75,261,989

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Maryland	$—	$42,960,257	$—	$42,960,257
U.S. Possessions	—	42,888,882	—	42,888,882

Total Assets	$—	$85,849,139	$—	$85,849,139

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation
EDC	Economic Devel. Corp.
GO	General Obligation
H&HEFA	Hospitals and Higher Education Facilities Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $88,462,731)—see accompanying statement of investments	$85,849,139
Cash	269,487
Receivables and other assets:
Interest	1,199,692
Shares of beneficial interest sold	230,187
Other	22,649

Total assets	87,571,154

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,000,000
Payable on borrowings (See Note 5)	5,500,000
Investments purchased	388,963
Shares of beneficial interest redeemed	219,815
Dividends	77,717
Distribution and service plan fees	43,989
Shareholder communications	20,191
Trustees’ compensation	2,722
Transfer and shareholder servicing agent fees	2,664
Interest expense on borrowings	947
Other	52,157

Total liabilities	12,309,165

Net Assets	$75,261,989

Composition of Net Assets
Par value of shares of beneficial interest	$7,308
Additional paid-in capital	82,623,833
Accumulated net investment income	168,579
Accumulated net realized loss on investments	(4,924,139)
Net unrealized depreciation on investments	(2,613,592)

Net Assets	$75,261,989

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $40,984,578 and 3,976,622 shares of beneficial interest outstanding)	$10.31
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.82

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,507,710 and 146,459 shares of beneficial interest outstanding)	$10.29

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $32,769,701 and 3,185,290 shares of beneficial interest outstanding)	$10.29
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$4,645,204
Other income	12

Total investment income	4,645,216

Expenses
Management fees	342,783
Distribution and service plan fees:
Class A	85,654
Class B	14,123
Class C	244,249
Transfer and shareholder servicing agent fees:
Class A	15,381
Class B	2,073
Class C	14,263
Shareholder communications:
Class A	18,648
Class B	2,487
Class C	19,438
Borrowing fees	154,195
Interest expense and fees on short-term floating rate notes issued (See Note 1)	42,672
Interest expense on borrowings	22,393
Trustees’ compensation	1,654
Custodian fees and expenses	825
Other	49,167

Total expenses	1,030,005
Less waivers and reimbursements of expenses	(161,654)

Net expenses	868,351

Net Investment Income	3,776,865

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,168,595)
Net change in unrealized appreciation/depreciation on investments	15,778,974

Net Increase in Net Assets Resulting from Operations	$18,387,244

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$3,776,865	$3,180,501
Net realized loss	(1,168,595)	(2,896,512)
Net change in unrealized appreciation/depreciation	15,778,974	(12,551,120)

Net increase (decrease) in net assets resulting from operations	18,387,244	(12,267,131)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,368,850)	(2,261,410)
Class B	(80,936)	(57,626)
Class C	(1,386,804)	(857,315)

	(3,836,590)	(3,176,351)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	1,260,524	5,387,904
Class B	39,099	476,305
Class C	12,360,929	6,556,324

	13,660,552	12,420,533

Net Assets
Total increase (decrease)	28,211,206	(3,022,949)
Beginning of period	47,050,783	50,073,732

End of period (including accumulated net investment income of $168,579 and $228,304, respectively)	$75,261,989	$47,050,783

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$18,387,244
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(28,063,278)
Proceeds from disposition of investment securities	7,614,353
Short-term investment securities, net	698,621
Premium amortization	101,469
Discount accretion	(539,281)
Net realized loss on investments	1,168,595
Net change in unrealized appreciation/depreciation on investments	(15,778,974)
Change in assets:
Increase in other assets	(9,562)
Increase in interest receivable	(276,125)
Change in liabilities:
Increase in payable for securities purchased	376,287
Increase in other liabilities	24,317

Net cash used in operating activities	(16,296,334)

Cash Flows from Financing Activities
Proceeds from bank borrowings	30,000,000
Payments on bank borrowings	(29,700,000)
Proceeds from short-term floating rate notes issued	6,000,000
Proceeds from shares sold	30,150,709
Payments on shares redeemed	(18,673,180)
Cash distributions paid	(1,654,112)

Net cash provided by financing activities	16,123,417
Net decrease in cash	(172,917)
Cash, beginning balance	442,404

Cash, ending balance	$269,487

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,179,582.
Cash paid for interest on bank borrowings–$25,266.
Cash paid for interest on short-term floating rate notes issued–$42,672.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$7.94	$10.82	$12.97	$12.70

Income (loss) from investment operations:
Net investment income[2]	.61	.63	.67	.33
Net realized and unrealized gain (loss)	2.38	(2.89)	(2.21)	.18

Total from investment operations	2.99	(2.26)	(1.54)	.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.62)	(.61)	(.24)

Net asset value, end of period	$10.31	$7.94	$10.82	$12.97

Total Return, at Net Asset Value[3]	38.52%	(21.38)%	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,984	$30,891	$36,232	$11,322

Average net assets (in thousands)	$36,515	$33,994	$22,982	$8,826

Ratios to average net assets:[4]
Net investment income	6.40%	6.67%	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.97%	0.96%	0.93%	1.33%
Interest and fees from borrowings	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.05%	0.63%	0.15%

Total expenses	1.32%	1.67%	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.08%	0.85%	1.43%	0.95%

Portfolio turnover rate	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended March 31,	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$7.93	$10.81	$12.96	$12.70

Income (loss) from investment operations:
Net investment income[2]	.54	.55	.59	.27
Net realized and unrealized gain (loss)	2.37	(2.88)	(2.22)	.18

Total from investment operations	2.91	(2.33)	(1.63)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.55)	(.52)	(.19)

Net asset value, end of period	$10.29	$7.93	$10.81	$12.96

Total Return, at Net Asset Value[3]	37.41%	(22.00)%	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,508	$1,117	$931	$380

Average net assets (in thousands)	$1,413	$959	$644	$173

Ratios to average net assets:[4]
Net investment income	5.64%	5.99%	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.96%	1.97%	2.12%	4.30%
Interest and fees from borrowings	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.05%	0.63%	0.15%

Total expenses	2.31%	2.68%	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.83%	1.60%	2.18%	1.70%

Portfolio turnover rate	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Class C Year Ended March 31,	2010	2009	2008	2007 [1]

Per Share Operating Data
Net asset value, beginning of period	$7.93	$10.80	$12.95	$12.70

Income (loss) from investment operations:
Net investment income[2]	.54	.55	.58	.27
Net realized and unrealized gain (loss)	2.37	(2.87)	(2.21)	.17

Total from investment operations	2.91	(2.32)	(1.63)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.55)	(.52)	(.19)

Net asset value, end of period	$10.29	$7.93	$10.80	$12.95

Total Return, at Net Asset Value[3]	37.41%	(21.92)%	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,770	$15,043	$12,911	$1,894

Average net assets (in thousands)	$24,473	$14,255	$7,602	$671

Ratios to average net assets:[4]
Net investment income	5.55%	5.99%	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.76%	1.88%	1.74%	2.72%
Interest and fees from borrowings	0.28%	0.66%	0.94%	1.57%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.05%	0.63%	0.15%

Total expenses	2.11%	2.59%	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.84%	1.60%	2.18%	1.70%

Portfolio turnover rate	13%	25%	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Maryland Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Maryland state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
investments in inverse floaters amount to $6,000,000 as of March 31, 2010, which represents 6.85% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2010, municipal bond holdings with a value of $8,435,840 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $6,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

At March 31, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.519%	8/1/57	$2,435,840

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F7 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$248,325	$—	$4,918,736	$2,618,995

1.	As of March 31, 2010, the Fund had $4,918,736 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$276,422
2017	3,472,952
2018	1,169,362

Total	$4,918,736

2.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$3,829,437	$3,173,626
Ordinary income	7,153	2,725

Total	$3,836,590	$3,176,351

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$82,472,746 [4]

Gross unrealized appreciation	$3,392,891
Gross unrealized depreciation	(6,011,886)

Net unrealized depreciation	$(2,618,995)

4.	The Federal tax cost of securities does not include cost of $5,995,388, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$350
Payments Made to Retired Trustees	174
Accumulated Liability as of March 31, 2010	1,480
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,614,681	$15,349,116	1,702,370	$15,787,139
Dividends and/or distributions reinvested	158,000	1,515,483	139,135	1,254,275
Redeemed	(1,686,914)	(15,604,075)	(1,299,915)	(11,653,510)

Net increase	85,767	$1,260,524	541,590	$5,387,904

Class B
Sold	41,497	$382,452	67,413	$583,910
Dividends and/or distributions reinvested	3,621	34,759	1,631	14,490
Redeemed	(39,514)	(378,112)	(14,374)	(122,095)

Net increase	5,604	$39,099	54,670	$476,305

Class C
Sold	1,505,059	$14,488,753	1,175,001	$10,846,137
Dividends and/or distributions reinvested	65,585	629,340	39,435	346,557
Redeemed	(283,289)	(2,757,164)	(511,691)	(4,636,370)

Net increase	1,287,355	$12,360,929	702,745	$6,556,324

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$28,063,278	$7,614,353
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $30,992 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$33,173
Class C	310,198
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$37,511	$190	$4,144	$2,658
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $87,483, $6,737 and $67,434 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.28% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$4,988,767
Average Daily Interest Rate	0.438%
Fees Paid	$165,166
Interest Paid	$25,266
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Massachusetts Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Massachusetts Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Massachusetts Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—110.3%
Massachusetts—74.2%
$140,000	Boston, MA Industrial Devel. Financing Authority (Crosstown Center Hotel)	6.500%	09/01/2035	$80,970
25,000	Boston, MA Industrial Devel. Financing Authority (Springhouse)[1]	5.875	07/01/2018	24,341
500,000	Lynn, MA Hsg. Authority & Neighborhood Devel. (Custodial Receipts)[1]	6.000	10/01/2030	498,830
5,000	MA Bay Transportation Authority[1]	5.250	07/01/2030	5,030
25,000	MA Devel. Finance Agency (Applewild School)[1]	5.750	08/01/2029	22,771
1,755,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2027	1,392,680
1,500,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2037	1,089,795
5,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.650	02/01/2019	4,881
160,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	147,872
1,000,000	MA Devel. Finance Agency (Boston University)[1]	5.600	10/01/2035	1,052,660
500,000	MA Devel. Finance Agency (Brandeis University)[1]	5.000	10/01/2040	505,275
290,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2035	256,827
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2036	975,676
10,000	MA Devel. Finance Agency (Curry College)[1]	5.375	03/01/2019	10,040
480,000	MA Devel. Finance Agency (Curry College)[1]	6.000	03/01/2031	481,536
500,000	MA Devel. Finance Agency (Dominion Energy Brayton Point)[1]	5.750	12/01/2042	532,720
350,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	279,605
20,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.000	01/01/2024	17,430
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	213,960
25,000	MA Devel. Finance Agency (Franklin W. Olin College of Engineering)[1]	5.250	07/01/2033	25,281
1,500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)[1]	7.500	06/01/2029	1,496,895
500,000	MA Devel. Finance Agency (Groves-Lincoln Senior Living Facility)[1]	7.875	06/01/2044	500,655
2,000,000	MA Devel. Finance Agency (Linden Ponds)[1]	5.750	11/15/2042	1,420,220
305,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750	07/01/2023	286,139
1,315,000	MA Devel. Finance Agency (Nichols College)[1]	6.000	10/01/2024	1,258,613
1,025,000	MA Devel. Finance Agency (Ogden Haverhill)[1]	5.500	12/01/2019	957,832
400,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	286,388
320,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	239,414
55,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	48,301
500,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	405,175
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$20,000	MA Devel. Finance Agency (The Wheeler School)[1]	6.250%	12/01/2019	$20,171
415,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	431,729
1,000,000	MA Devel. Finance Agency (VOA Concord)[1]	5.200	11/01/2041	706,010
1,000,000	MA Devel. Finance Agency (Wheelock College)[1]	5.250	10/01/2037	912,090
5,000	MA Educational Financing Authority[1]	5.850	07/01/2014	5,008
10,000	MA Educational Financing Authority, Series C1	5.200	12/01/2016	10,015
5,650,000	MA Educational Financing Authority, Series H2	6.350	01/01/2030	5,805,272
500,000	MA H&EFA (Baystate Medical Center)[1]	5.500	07/01/2028	520,925
65,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	62,241
1,000,000	MA H&EFA (Boston Medical Center)[1]	5.250	07/01/2038	868,020
80,000	MA H&EFA (Burbank Hospital)[1]	6.125	08/01/2013	80,126
1,050,000	MA H&EFA (Caregroup)[1]	5.125	07/01/2038	985,205
455,000	MA H&EFA (Catholic Health East)[1]	6.250	11/15/2032	491,377
1,270,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.625	07/01/2020	1,234,745
345,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.700	07/01/2015	346,960
705,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.750	07/01/2028	653,140
500,000	MA H&EFA (Childrens Hospital)[1]	5.250	12/01/2039	512,150
140,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	137,633
25,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	20,104
25,000	MA H&EFA (Fisher College)[1]	5.125	04/01/2037	20,652
60,000	MA H&EFA (Hallmark Heath System)[1]	5.000	07/01/2021	60,049
5,000	MA H&EFA (Harvard Pilgrim Health Care)[1]	5.000	07/01/2028	5,000
10,000	MA H&EFA (Healthcare System-Covenant)[1]	6.000	07/01/2031	10,186
240,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	223,404
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	124,613
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	39,345
15,000	MA H&EFA (Lasell College)[1]	5.400	07/01/2014	14,475
135,000	MA H&EFA (Lowell General Hospital)[1]	5.250	06/01/2016	135,186
30,000	MA H&EFA (MWRH Corp./Tri-County Medical Associates/Milford-Whitinsville Regional Hospital Obligated Group)[1]	5.750	07/15/2013	30,093
10,000	MA H&EFA (New England Health)[1]	5.200	08/01/2028	8,994
80,000	MA H&EFA (New England Health)[1]	5.500	08/01/2014	80,481
800,000	MA H&EFA (Nichols College)[1]	6.000	10/01/2017	804,544
200,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	193,922
750,000	MA H&EFA (Partners Healthcare System)[1]	5.000	07/01/2034	752,700
580,000	MA H&EFA (Saints Memorial Medical Center)[1]	6.000	10/01/2023	480,692
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$120,000	MA H&EFA (Schepens Eye Research Institute)[1]	6.500%	07/01/2028	$120,818
300,000	MA H&EFA (Southcoast Health Obligated Group)[1]	5.000	07/01/2039	290,133
25,000	MA H&EFA (Springfield College)[1]	5.250	10/15/2033	23,613
500,000	MA H&EFA (Springfield College)[1]	5.500	10/15/2031	500,355
500,000	MA H&EFA (Suffolk University)[1]	6.250	07/01/2030	533,200
860,000	MA H&EFA (Tufts Medical Center)[1]	5.000	05/15/2022	770,861
25,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	23,002
15,000	MA H&EFA (Valley Regional Health System)[1]	5.750	07/01/2018	14,690
50,000	MA H&EFA (Valley Regional Health System)	6.375	07/01/2014	50,059
220,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	194,744
1,000,000	MA HEFA (Simmons College)[1]	8.000	10/01/2039	1,099,390
10,000	MA HFA[1]	5.200	07/01/2018	10,007
15,000	MA HFA (Rental)[1]	5.350	01/01/2014	15,114
55,000	MA HFA (Rental)	5.850	07/01/2020	55,288
5,000	MA HFA (Rental)	6.050	07/01/2020	5,001
500,000	MA HFA (Single Family)[1]	5.000	12/01/2031	501,190
75,000	MA HFA (Single Family)[1]	6.000	12/01/2037	78,339
400,000	MA HFA, Series 132[1]	5.375	12/01/2027	410,852
2,250,000	MA HFA, Series A1	5.300	06/01/2049	2,195,430
20,000	MA HFA, Series A1	5.375	06/01/2016	20,001
5,000	MA HFA, Series A1	5.500	07/01/2030	4,963
1,700,000	MA HFA, Series A1	5.500	07/01/2040	1,386,384
55,000	MA HFA, Series A1	5.550	07/01/2032	55,306
1,355,000	MA HFA, Series A1	5.800	07/01/2030	1,356,233
55,000	MA HFA, Series A	6.125	12/01/2011	55,136
220,000	MA HFA, Series B1	5.400	12/01/2028	212,458
270,000	MA HFA, Series B1	5.550	07/01/2040	264,165
500,000	MA HFA, Series C1	5.300	12/01/2037	496,375
750,000	MA HFA, Series C1	5.350	12/01/2049	759,263
500,000	MA HFA, Series C1	5.400	12/01/2049	504,395
50,000	MA HFA, Series E1	5.200	12/01/2034	50,126
40,000	MA HFA, Series E1	5.800	01/01/2013	40,035
210,000	MA HFA, Series H1	6.650	07/01/2041	210,706
10,000	MA HFA, Series P1	5.000	12/01/2023	10,014
15,000	MA HFA, Series P1	5.200	12/01/2045	14,232
25,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.300	06/20/2019	25,166
105,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.500	06/20/2040	105,015
20,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	20,009
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$40,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625%	07/01/2016	$40,046
100,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	80,285
155,000	MA Industrial Finance Agency (Chelsea Jewish Nursing Home)	6.500	08/01/2037	159,810
495,000	MA Industrial Finance Agency (Massachusetts American Water Company)[1]	6.900	12/01/2029	495,000
100,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.350	12/01/2010	101,164
130,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.450	12/01/2012	127,319
30,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.600	12/01/2019	28,452
860,000	MA Industrial Finance Agency (Shed)[1]	7.250	09/01/2017	781,456
145,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.350	06/01/2028	141,858
20,000	MA Industrial Finance Agency (St. Marks School)[1]	5.375	01/01/2021	20,202
15,000	MA Municipal Wholesale Electric Company Water Supply System[1]	5.000	07/01/2010	15,114
500,000	MA Port Authority (Bosfuel Corp.)[1]	5.000	07/01/2038	464,320
120,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2021	99,592
1,130,000	MA Port Authority (Delta Air Lines)	5.000	01/01/2027	831,725
30,000	MA Port Authority (Delta Air Lines)	5.200	01/01/2020	25,826
15,000	MA Port Authority (US Airways)[1]	5.625	09/01/2011	14,646
500,000	MA Port Authority (US Airways)[1]	5.750	09/01/2016	474,720
340,000	MA Port Authority (US Airways)[1]	5.875	09/01/2023	285,597
25,000	MA Port Authority (US Airways)[1]	6.000	09/01/2021	21,620
25,000	MA Port Authority, Series B1	5.500	07/01/2014	25,146
1,000,000	MA Port Authority, Series D1	5.000	07/01/2028	1,000,640
50,000	MA Port Authority, Series E1	5.000	07/01/2028	48,369
75,000	MA Turnpike Authority, Series A1	5.000	01/01/2027	75,002
30,000	MA Turnpike Authority, Series A1	5.000	01/01/2039	29,771
500,000	MA Turnpike Authority, Series A1	5.125	01/01/2023	500,150
5,000	MA Water Pollution Abatement Trust[1]	5.125	08/01/2010	5,020
5,000	MA Water Pollution Abatement Trust[1]	5.125	02/01/2031	5,078
5,000	MA Water Pollution Abatement Trust[1]	5.375	08/01/2027	5,028
15,000	Pioneer Valley, MA Regional School District	6.100	06/01/2013	15,244
20,000	Wayland, MA GO	5.000	09/15/2011	20,073
150,000	Worcester, MA GO1	5.700	08/01/2013	150,326

				49,875,736
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—36.1%
$400,000	Guam GO1	6.750%		11/15/2029	$427,688
600,000	Guam GO1	7.000		11/15/2039	644,094
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	247,378
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.625		06/01/2047	846,180
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[3]	06/01/2057	14,630
3,500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	3,630,900
800,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	776,056
220,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	189,858
250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	218,548
56,555,000	Puerto Rico Children’s Trust Fund (TASC)	6.549	[3]	05/15/2050	2,115,157
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	635,160
12,000,000	Puerto Rico Children’s Trust Fund (TASC)	8.101	[3]	05/15/2055	229,920
260,000	Puerto Rico Commonwealth GO1	5.375		07/01/2033	258,781
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	820,223
530,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	422,066
500,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	455,775
140,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	141,807
705,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	683,469
1,770,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,630,418
75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	72,953
2,310,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,793,415
105,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	84,195
1,415,000	Puerto Rico Public Buildings Authority[1,4]	6.750		07/01/2036	1,555,736
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	543,210
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	533,035
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,250,000
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[5]	08/01/2032	766,230
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	527,240
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	1,076,870
215,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	216,797
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000		05/15/2021	29,176
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	462,365

					24,299,330

Total Investments, at Value (Cost $78,819,626)—110.3%					74,175,066
Liabilities in Excess of Other Assets—(10.3)					(6,948,510)

Net Assets—100.0%					$67,226,556

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See Note 1 of accompanying Notes.

5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Massachusetts	$—	$49,875,736	$—	$49,875,736
U.S. Possessions	—	24,299,330	—	24,299,330

Total Assets	$—	$74,175,066	$—	$74,175,066

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CC	Caritas Christi
CH	Carney Hospital
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFH	Holy Family Hospital
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
SEMCB	St. Elizabeth’s Medical Center of Boston
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
V.I.	United States Virgin Islands
VC	VinFen Corp.
VCS VRHS	VinFen Clinical Services Valley Regional Health System
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $78,819,626)—see accompanying statement of investments	$74,175,066
Cash	255,848
Receivables and other assets:
Interest	1,281,980
Shares of beneficial interest sold	871,087
Investments sold	10,103
Other	12,198

Total assets	76,606,282

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	4,390,000
Payable on borrowings (See Note 5)	3,400,000
Investments purchased (including $557,023 purchased on a when-issued or delayed delivery basis)	1,071,878
Shares of beneficial interest redeemed	330,051
Dividends	74,033
Distribution and service plan fees	38,944
Shareholder communications	19,191
Trustees’ compensation	2,665
Transfer and shareholder servicing agent fees	2,339
Interest expense on borrowings	708
Other	49,917

Total liabilities	9,379,726

Net Assets	$67,226,556

Composition of Net Assets
Par value of shares of beneficial interest	$6,414
Additional paid-in capital	77,755,332
Accumulated net investment income	357,733
Accumulated net realized loss on investments	(6,248,363)
Net unrealized depreciation on investments	(4,644,560)

Net Assets	$67,226,556

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $41,728,410 and 3,979,335 shares of beneficial interest outstanding)	$10.49
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.01
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,895,400 and 180,766 shares of beneficial interest outstanding)	$10.49
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,602,746 and 2,254,195 shares of beneficial interest outstanding)	$10.47
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$4,137,362

Expenses
Management fees	300,771
Distribution and service plan fees:
Class A	83,625
Class B	16,618
Class C	168,645
Transfer and shareholder servicing agent fees:
Class A	17,862
Class B	2,030
Class C	9,031
Shareholder communications:
Class A	23,371
Class B	2,477
Class C	11,900
Borrowing fees	83,592
Interest expense and fees on short-term floating rate notes issued (See Note 1)	66,303
Legal, auditing and other professional fees	41,570
Interest expense on borrowings	11,425
Trustees’ compensation	1,444
Custodian fees and expenses	610
Other	7,251

Total expenses	848,525
Less waivers and reimbursements of expenses	(130,380)

Net expenses	718,145

Net Investment Income	3,419,217

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(3,343,657)
Net change in unrealized appreciation/depreciation on investments	14,307,610

Net Increase in Net Assets Resulting from Operations	$14,383,170

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$3,419,217	$3,027,596
Net realized loss	(3,343,657)	(1,794,743)
Net change in unrealized appreciation/depreciation	14,307,610	(13,447,683)

Net increase (decrease) in net assets resulting from operations	14,383,170	(12,214,830)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,514,995)	(2,215,666)
Class B	(103,274)	(71,085)
Class C	(1,045,165)	(512,633)

	(3,663,434)	(2,799,384)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	3,958,948	10,279,773
Class B	442,129	504,488
Class C	10,839,109	5,910,907

	15,240,186	16,695,168

Net Assets
Total increase	25,959,922	1,680,954
Beginning of period	41,266,634	39,585,680

End of period (including accumulated net investment income of $357,733 and $601,798, respectively)	$67,226,556	$41,266,634

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$14,383,170
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(24,668,683)
Proceeds from disposition of investment securities	8,912,101
Short-term investment securities, net	1,218,225
Premium amortization	96,483
Discount accretion	(453,887)
Net realized loss on investments	3,343,657
Net change in unrealized appreciation/depreciation on investments	(14,307,610)
Change in assets:
Increase in other assets	(9,102)
Increase in receivable for securities sold	(10,103)
Increase in interest receivable	(358,288)
Change in liabilities:
Increase in payable for securities purchased	1,071,878
Increase in other liabilities	23,144

Net cash used in operating activities	(10,759,015)

Cash Flows from Financing Activities
Proceeds from bank borrowings	29,600,000
Payments on bank borrowings	(28,300,000)
Payments on short-term floating rate notes issued	(1,970,000)
Proceeds from shares sold	31,164,671
Payments on shares redeemed	(18,018,807)
Cash distributions paid	(1,805,437)

Net cash provided by financing activities	10,670,427
Net decrease in cash	(88,588)
Cash, beginning balance	344,436

Cash, ending balance	$255,848

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,852,754.
Cash paid for interest on bank borrowings–$12,763.
Cash paid for interest on short-term floating rate notes issued–$66,303.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.40	$11.97	$14.34	$13.70

Income (loss) from investment operations:
Net investment income[2]	.65	.75	.77	.57
Net realized and unrealized gain (loss)	2.13	(3.63)	(2.48)	.48

Total from investment operations	2.78	(2.88)	(1.71)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.69)	(.69)	(.66)	(.41)

Net asset value, end of period	$10.49	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	33.88%	(24.61)%	(12.27)%	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,729	$30,389	$31,809	$16,475

Average net assets (in thousands)	$36,105	$32,067	$26,956	$10,143

Ratios to average net assets:[4]
Net investment income	6.54%	7.47%	5.84%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.99%	1.01%	1.02%	2.19%
Interest and fees from borrowings	0.17%	0.85%	1.21%	0.86%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.48%	0.72%	0.16%

Total expenses	1.28%	2.34%	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.05%	1.28%	1.52%	0.96%

Portfolio turnover rate	17%	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average daily net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]
| | | |
Per Share Operating Data
Net asset value, beginning of period	$8.40	$11.97	$14.34	$13.70

Income (loss) from investment operations:
Net investment income[2]	.57	.67	.68	.47
Net realized and unrealized gain (loss)	2.14	(3.63)	(2.49)	.50

Total from investment operations	2.71	(2.96)	(1.81)	.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.61)	(.56)	(.33)

Net asset value, end of period	$10.49	$8.40	$11.97	$14.34

Total Return, at Net Asset Value[3]	32.89%	(25.19)%	(12.92)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,895	$1,121	$1,042	$632

Average net assets (in thousands)	$1,664	$1,150	$915	$195

Ratios to average net assets:[4]
Net investment income	5.77%	6.77%	5.10%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.92%	2.04%	2.04%	4.06%
Interest and fees from borrowings	0.17%	0.85%	1.21%	0.86%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.48%	0.72%	0.16%

Total expenses	2.21%	3.37%	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.81%	2.03%	2.27%	1.71%

Portfolio turnover rate	17%	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average daily net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.39	$11.95	$14.33	$13.70

Income (loss) from investment operations:
Net investment income[2]	.56	.67	.67	.46
Net realized and unrealized gain (loss)	2.14	(3.62)	(2.49)	.50

Total from investment operations	2.70	(2.95)	(1.82)	.96

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.61)	(.56)	(.33)

Net asset value, end of period	$10.47	$8.39	$11.95	$14.33

Total Return, at Net Asset Value[3]	32.80%	(25.15)%	(13.01)%	7.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,603	$9,757	$6,735	$2,695

Average net assets (in thousands)	$16,989	$8,228	$4,666	$748

Ratios to average net assets:[4]
Net investment income	5.67%	6.75%	5.04%	4.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.76%	1.91%	1.91%	3.38%
Interest and fees from borrowings	0.17%	0.85%	1.21%	0.86%
Interest and fees on short-term floating rate notes issued[5]	0.12%	0.48%	0.72%	0.16%

Total expenses	2.05%	3.24%	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.81%	2.03%	2.27%	1.71%

Portfolio turnover rate	17%	20%	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average daily net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Massachusetts Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Massachusetts state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$557,023
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $4,390,000 as of March 31, 2010, which represents 5.73% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2010, municipal bond holdings with a value of $5,805,272 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $4,390,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At March 31, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$1,310,000	MA Educational Financing
	Authority ROLs[3]	25.140%	1/1/30	$1,415,272

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F6 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2010, in addition to the
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $4,390,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$423,359	$—	$6,188,583	$4,704,340

1.	As of March 31, 2010, the Fund had $5,643,700 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2015	$173
2016	596,725
2017	1,563,197
2018	3,483,605

Total	$5,643,700

2.	As of March 31, 2010, the Fund had $544,883 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Reduction to	Accumulated Net
Paid-in Capital	Investment Income

$152	$152
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$3,645,706	$2,794,491
Ordinary income	17,728	4,893

Total	$3,663,434	$2,799,384

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$74,471,694 [5]

Gross unrealized appreciation	$1,807,657
Gross unrealized depreciation	(6,511,997)

Net unrealized depreciation	$(4,704,340)

5.	The Federal tax cost of securities does not include cost of $4,407,712, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$302
Payments Made to Retired Trustees	177
Accumulated Liability as of March 31, 2010	1,490
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,750,767	$17,405,935	1,688,393	$17,206,974
Dividends and/or
distributions reinvested	142,329	1,407,283	116,203	1,114,585
Redeemed	(1,532,711)	(14,854,270)	(843,362)	(8,041,786)

Net increase	360,385	$3,958,948	961,234	$10,279,773

Class B
Sold	68,662	$658,298	75,724	$783,503
Dividends and/or
distributions reinvested	5,265	52,106	3,428	32,653
Redeemed	(26,684)	(268,275)	(32,748)	(311,668)

Net increase	47,243	$442,129	46,404	$504,488

Class C
Sold	1,358,459	$13,557,322	799,816	$7,693,878
Dividends and/or
distributions reinvested	39,646	393,365	30,120	288,539
Redeemed	(307,309)	(3,111,578)	(229,921)	(2,071,510)

Net increase	1,090,796	$10,839,109	600,015	$5,910,907

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$24,668,683	$8,912,101
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $28,331 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$36,955
Class C	276,908
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$36,443	$3,006	$3,422	$5,263
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $83,476, $6,685 and $40,219 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.17% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$2,711,781
Average Daily Interest Rate	0.438%
Fees Paid	$92,896
Interest Paid	$12,763
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Michigan Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Michigan Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Michigan Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—108.8%
Michigan—74.4%
$50,000	Barry County, MI Building Authority[1]	5.650%	07/01/2017	$48,641
50,000	Benton Harbor, MI Charter COP[1]	8.000	05/01/2032	37,868
80,000	Center, MI Academy COP[1]	7.500	10/01/2029	58,648
100,000	Chelsea, MI EDC (United Methodist Retirement Communities)[1]	5.400	11/15/2027	93,110
20,000	Clare County, MI Sewer Disposal System[1]	5.750	11/01/2019	20,424
85,000	Concord, MI Academy Petoskey COP[1]	7.750	12/01/2020	80,288
95,000	Concord, MI Academy Petoskey COP[1]	8.375	12/01/2030	89,284
500,000	Dearborn, MI EDC (Henry Ford Village)[1]	7.125	11/15/2043	448,630
115,000	Detroit, MI GO1	5.000	04/01/2014	112,196
40,000	Detroit, MI GO1	5.000	04/01/2022	38,491
500,000	Detroit, MI GO1	5.000	11/01/2030	496,170
785,000	Detroit, MI GO1	5.250	04/01/2024	651,369
500,000	Detroit, MI GO1	5.250	11/01/2035	496,495
100,000	Detroit, MI GO1	5.375	04/01/2014	98,887
150,000	Detroit, MI GO1	5.375	04/01/2015	145,562
390,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	110,105
115,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	34,908
140,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	56,920
2,565,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,036,209
240,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	87,401
350,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2021	125,024
750,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	899,130
1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,087,720
250,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	250,360
15,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.700	02/15/2015	15,017
220,000	Farmington Hills, MI EDC (Botsford General Hospital)[1]	5.750	02/15/2025	216,702
95,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	91,308
230,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2028	190,801
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)[1]	5.750	09/01/2017	14,064
5,000	Grand Rapids, MI Charter Township (Porter Hills Foundation)[1]	5.200	07/01/2014	5,009
500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	388,750
200,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	150,582
250,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	216,343
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$50,000	Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare)[1]	5.500%	07/01/2018	$50,028
20,000	Gratiot County, MI EDC (Grand Lodge of Free & Accepted Masons of Michigan)[1]	5.000	11/15/2014	18,779
155,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	160,899
5,000	Hillsdale County, MI Intermediate School District[1]	5.700	05/01/2010	5,018
40,000	Hillsdale, MI Hospital Finance Authority (Community Health Center)[1]	5.250	05/15/2026	33,636
30,000	Houghton, MI Tax Increment Finance Authority[1]	6.000	05/01/2019	29,999
20,000	Ionia, MI GO1	6.750	04/01/2015	20,233
250,000	Iron River, MI Hospital Finance Authority (Iron County Community Hospitals)[1]	6.500	05/15/2040	222,158
15,000	Kalamazoo, MI Hospital Finance Authority (Bronson Methodist Hospital)[1]	5.250	05/15/2018	15,011
10,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2017	10,005
135,000	Kent County, MI Airport Facility (Kent County International Airport)[1]	5.000	01/01/2028	127,987
10,000	Mackinac Island, MI Park Commission[1]	5.800	09/01/2013	10,035
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,070
700,000	MI Building Authority, Series I1	5.250	10/15/2026	733,145
85,000	MI Discovery Elementary School COP (Public School Academy)[2]	8.125	10/01/2031	25,565
85,000	MI George Washington Carver Public School Academy COP[1]	8.000	09/01/2017	74,740
510,000	MI George Washington Carver Public School Academy COP[1]	8.125	09/01/2030	408,847
100,000	MI Higher Education Student Loan Authority[1]	5.000	03/01/2031	92,308
20,000	MI Higher Education Student Loan Authority[1]	5.750	06/01/2013	19,148
10,000	MI Hospital Finance Authority (Central Michigan Community Hospital)[1]	6.250	10/01/2027	9,999
60,000	MI Hospital Finance Authority (Crittenton Hospital Medical Center)[1]	5.625	03/01/2027	59,192
245,000	MI Hospital Finance Authority (Detroit Medical Center Obligated Group)[1]	5.250	08/15/2023	207,949
20,000	MI Hospital Finance Authority (Detroit Medical Center)[1]	6.500	08/15/2018	19,732
1,000,000	MI Hospital Finance Authority (Henry Ford Health System)[1]	5.250	11/15/2046	895,480
50,000	MI Hospital Finance Authority (Holland Community Hospital)[1]	5.625	01/01/2028	50,006
100,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[1]	5.000	06/01/2019	100,041
25,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.875	11/15/2021	25,046
10,000	MI Hospital Finance Authority (Mercy Health Services)[1]	5.375	08/15/2016	10,036
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$1,000,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.125%	08/15/2025	$1,002,000
20,000	MI Hospital Finance Authority (Port Huron Hospital/Marwood Manor Nursing Home)	5.500	07/01/2015	20,058
5,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.625	01/01/2016	5,000
160,000	MI Hospital Finance Authority (Sinai-Grace Hospital)[1]	6.700	01/01/2026	151,691
5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250	05/15/2026	5,019
5,000	MI Hospital Finance Authority (Trinity Health)	6.000	12/01/2027	5,238
200,000	MI Hospital Finance Authority (Trinity Health)	6.000	12/01/2027	203,782
45,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)	5.500	01/15/2018	45,055
65,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	65,062
10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	10,010
500,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.000	10/01/2045	516,795
30,000	MI Hsg. Devel. Authority (Rental Hsg.)	6.100	10/01/2033	30,014
110,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	8.0173	04/01/2014	80,253
30,000	MI Hsg. Devel. Authority (Walled Lake Villa)	6.000	04/15/2018	30,053
150,000	MI John Tolfree Health System Corp.[1]	5.850	09/15/2013	144,563
830,000	MI John Tolfree Health System Corp.[1]	6.000	09/15/2023	745,033
5,000	MI Municipal Bond Authority[1]	5.375	11/01/2020	4,889
5,000	MI Municipal Bond Authority	5.650	05/01/2011	5,015
60,000	MI New Beginnings Academy COP[1]	8.000	02/01/2032	45,437
125,000	MI Pansophia Academy COP[1]	7.000	06/01/2029	84,698
400,000	MI Public Educational Facilities Authority (Black River School)[1]	5.800	09/01/2030	323,776
500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625	06/01/2030	503,505
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	175,862
45,000	MI Strategic Fund Limited Obligation (Clark Retirement Community/Clark Retirement Community Foundation Obligated Group)[1]	5.650	09/01/2029	44,788
230,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.550	09/01/2029	228,367
460,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	5.650	09/01/2029	460,221
50,000	MI Strategic Fund Limited Obligation (Dow Chemical Company)[1]	5.500	12/01/2028	53,233
50,000	MI Strategic Fund Limited Obligation (Imperial Holly Corp.)[1]	6.250	11/01/2015	46,591
928,490	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850	08/31/2027	787,592
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$1,954,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875%	08/31/2028	$1,826,541
600,000	MI Strategic Fund Solid Waste (Waste Management of MI)[1]	4.625	12/01/2012	621,804
1,920,000	MI Tobacco Settlement Finance Authority[1]	6.000	06/01/2034	1,580,371
75,650,000	MI Tobacco Settlement Finance Authority	7.2493	06/01/2052	1,697,586
125,000,000	MI Tobacco Settlement Finance Authority	7.5003	06/01/2052	2,160,000
10,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A	6.600	06/01/2022	10,016
50,000	New Buffalo, MI GO1	5.300	04/01/2014	50,565
5,000	Northern MI University[1]	5.125	12/01/2020	5,005
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2014	30,176
30,000	Oceola Township, MI Special Assessment[1]	6.000	06/01/2015	30,156
25,000	Ottawa County, MI (Grand Haven Township System Extensions)[1]	5.750	07/01/2015	25,323
25,000	Ottawa County, MI (Jamestown Township System Extension No. 1)[1]	5.900	05/01/2015	25,112
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	40,006
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	140,058
100,000	Pontiac, MI Sewer Disposal[1]	5.750	01/01/2020	69,895
720,000	Pontiac, MI Tax Increment Finance Authority[1]	5.375	06/01/2017	510,991
115,000	Pontiac, MI Tax Increment Finance Authority[1]	6.250	06/01/2022	74,241
790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250	09/01/2039	931,829
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000	06/01/2018	15,026
250,000	Saginaw, MI Hospital Finance Authority (Covenant Medical Center)[1]	6.500	07/01/2030	252,830
20,000	Scio Township, MI Building Authority[1]	5.650	05/01/2016	20,128
25,000	Scio Township, MI Building Authority[1]	5.650	05/01/2017	25,155
10,000	Star International Academy, MI COP[1]	8.000	03/01/2033	9,916
1,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000	12/01/2034	840,440
785,000	Wayne County, MI Building Authority	5.250	06/01/2016	787,834
25,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2019	24,529
95,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.000	12/01/2028	87,207
50,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2014	50,635
385,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2018	385,997
500,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)[1]	6.000	12/01/2029	440,440
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Michigan Continued
$1,000,000	Wayne, MI Charter County GO1	6.750%	11/01/2039	$1,048,320
5,000	Webberville, MI Water Supply & Wastewater Treatment[1]	6.500	11/01/2018	5,002

				31,009,242

U.S. Possessions—34.3%
30,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000	07/01/2025	30,755
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.0004	07/01/2024	978,620
385,000	Puerto Rico Commonwealth GO	5.700	07/01/2020	385,720
750,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	820,223
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000	07/01/2032	243,433
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	4,843
60,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000	07/01/2042	55,573
15,000	Puerto Rico IMEPCF (American Airlines)	6.450	12/01/2025	11,945
250,000	Puerto Rico Infrastructure[1]	5.000	07/01/2046	227,888
210,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	212,711
700,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	678,622
1,855,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,708,715
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals) [1]	5.750	06/01/2029	37,367
360,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	279,493
20,000	Puerto Rico Port Authority, Series D	6.000	07/01/2021	20,013
15,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	14,916
500,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	553,285
2,100,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,308,866
500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	550,660
250,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	271,605
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	843,750
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.0004	08/01/2032	766,230
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	1,054,480
250,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000	08/01/2042	269,218
700,000	University of Puerto Rico, Series P1	5.000	06/01/2019	692,356
700,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875	07/01/2022	702,583
400,000	V.I. Public Finance Authority, Series A1	5.000	10/01/2039	360,236
250,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	231,171

				14,315,277

Total Investments, at Value (Cost $53,061,273)—108.7%				45,324,519
Liabilities in Excess of Other Assets—(8.7)				(3,633,887)

Net Assets—100.0%				$41,690,632

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Issue is in default. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3 –
	Level 1 –	Level 2 –	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes Michigan	$—	$31,009,242	$—	$31,009,242
U.S. Possessions	—	14,315,277	—	14,315,277

Total Assets	$—	$45,324,519	$—	$45,324,519

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation

EDC	Economic Devel. Corp.

FHA	Federal Housing Agency/Authority

GO	General Obligation

IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

OHC	Oakwood Hospital Corp.

OUH	Oakwood United Hospitals

V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $53,061,273)—see accompanying statement of investments	$45,324,519
Cash	363,375
Receivables and other assets:
Interest	754,857
Shares of beneficial interest sold	322,279
Investments sold	32,914
Due from Manager	604
Other	8,147

Total assets	46,806,695

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	4,100,000
Investments purchased	805,225
Shares of beneficial interest redeemed	57,471
Dividends	55,794
Distribution and service plan fees	21,143
Shareholder communications	18,057
Trustees’ compensation	2,816
Transfer and shareholder servicing agent fees	2,036
Interest expense on borrowings	800
Other	52,721

Total liabilities	5,116,063

Net Assets	$41,690,632

Composition of Net Assets
Par value of shares of beneficial interest	$4,523
Additional paid-in capital	59,920,025
Accumulated net investment income	702,588
Accumulated net realized loss on investments	(11,199,750)
Net unrealized depreciation on investments	(7,736,754)

Net Assets	$41,690,632

OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $26,290,536 and 2,850,950 shares of beneficial interest outstanding)	$9.22
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.68

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,146,385 and 232,782 shares of beneficial interest outstanding)	$9.22

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,253,711 and 1,439,006 shares of beneficial interest outstanding)	$9.21
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$3,244,417

Expenses
Management fees	204,116
Distribution and service plan fees:
Class A	42,259
Class B	13,456
Class C	86,207
Transfer and shareholder servicing agent fees:
Class A	13,769
Class B	1,712
Class C	7,098
Shareholder communications:
Class A	22,975
Class B	2,780
Class C	11,436
Borrowing fees	91,842
Legal, auditing and other professional fees	41,486
Interest expense on borrowings	13,123
Trustees’ compensation	1,148
Custodian fees and expenses	640
Other	6,092

Total expenses	560,139
Less waivers and reimbursements of expenses	(102,000)

Net expenses	458,139

Net Investment Income	2,786,278

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(4,744,097)
Net change in unrealized appreciation/depreciation on investments	12,520,483

Net Increase in Net Assets Resulting from Operations	$10,562,664

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$2,786,278	$3,111,482
Net realized loss	(4,744,097)	(5,362,334)
Net change in unrealized appreciation/depreciation	12,520,483	(14,082,171)

Net increase (decrease) in net assets resulting from operations	10,562,664	(16,333,023)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,213,883)	(2,408,518)
Class B	(97,775)	(54,775)
Class C	(628,153)	(388,518)

	(2,939,811)	(2,851,811)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(6,759,981)	2,402,756
Class B	1,235,333	178,399
Class C	6,479,448	1,202,162

	954,800	3,783,317

Net Assets
Total increase (decrease)	8,577,653	(15,401,517)
Beginning of period	33,112,979	48,514,496

End of period (including accumulated net investment income of $702,588 and $856,121, respectively)	$41,690,632	$33,112,979

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$10,562,664
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(17,917,841)
Proceeds from disposition of investment securities	10,563,031
Short-term investment securities, net	5,736,722
Premium amortization	62,938
Discount accretion	(777,706)
Net realized loss on investments	4,744,097
Net change in unrealized appreciation/depreciation on investments	(12,520,483)
Change in assets:
Increase in other assets	(5,234)
Increase in receivable for securities sold	(9,358)
Increase in interest receivable	(80,596)
Change in liabilities:
Increase in other liabilities	17,871
Decrease in payable for securities purchased	(169,135)

Net cash provided by operating activities	206,970

Cash Flows from Financing Activities
Proceeds from bank borrowings	30,200,000
Payments on bank borrowings	(28,200,000)
Proceeds from shares sold	22,654,253
Payments on shares redeemed	(23,097,153)
Cash distributions paid	(1,658,834)

Net cash used in financing activities	(101,734)
Net increase in cash	105,236
Cash, beginning balance	258,139

Cash, ending balance	$363,375

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,289,095.
Cash paid for interest on bank borrowings—$14,027.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.47	$12.20	$14.43	$13.60

Income (loss) from investment operations:
Net investment income[2]	.67	.77	.83	.65
Net realized and unrealized gain (loss)	1.79	(4.79)	(2.39)	.64

Total from investment operations	2.46	(4.02)	(1.56)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.71)	(.71)	(.67)	(.46)

Net asset value, end of period	$9.22	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	33.82%	(33.84)%	(11.14)%	9.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,291	$27,122	$40,660	$17,170

Average net assets (in thousands)	$27,143	$33,158	$33,865	$11,550

Ratios to average net assets:[4]
Net investment income	7.75%	7.92%	6.12%	5.82%
Expenses excluding interest and fees on short-term floating
rate notes issued and interest and fees from borrowings	0.97%	0.89%	0.83%	1.35%
Interest and fees from borrowings	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.24%	0.68%	0.34%

Total expenses	1.25%	1.98%	2.67%	2.97%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.02%	1.04%	1.48%	1.14%

Portfolio turnover rate	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.47	$12.20	$14.43	$13.60

Income (loss) from investment operations:
Net investment income[2]	.59	.70	.72	.51
Net realized and unrealized gain (loss)	1.80	(4.80)	(2.38)	.69

Total from investment operations	2.39	(4.10)	(1.66)	1.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.63)	(.57)	(.37)

Net asset value, end of period	$9.22	$7.47	$12.20	$14.43

Total Return, at Net Asset Value[3]	32.82%	(34.35)%	(11.82)%	9.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,146	$682	$918	$506

Average net assets (in thousands)	$1,350	$839	$801	$196

Ratios to average net assets:[4]
Net investment income	6.78%	7.18%	5.34%	4.55%
Expenses excluding interest and fees on short-term floating
rate notes issued and interest and fees from borrowings	2.02%	2.20%	2.10%	3.15%
Interest and fees from borrowings	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.24%	0.68%	0.34%

Total expenses	2.30%	3.29%	3.94%	4.77%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.81%	1.79%	2.23%	1.89%

Portfolio turnover rate	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.46	$12.19	$14.42	$13.60

Income (loss) from investment operations:
Net investment income[2]	.60	.70	.72	.52
Net realized and unrealized gain (loss)	1.79	(4.80)	(2.38)	.67

Total from investment operations	2.39	(4.10)	(1.66)	1.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.64)	(.63)	(.57)	(.37)

Net asset value, end of period	$9.21	$7.46	$12.19	$14.42

Total Return, at Net Asset Value[3]	32.87%	(34.38)%	(11.83)%	8.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,254	$5,309	$6,936	$2,309

Average net assets (in thousands)	$8,642	$5,962	$5,750	$845

Ratios to average net assets:[4]
Net investment income	6.83%	7.15%	5.33%	4.63%
Expenses excluding interest and fees on short-term floating
rate notes issued and interest and fees from borrowings	1.91%	2.02%	1.87%	2.48%
Interest and fees from borrowings	0.28%	0.85%	1.16%	1.28%
Interest and fees on short-term floating rate notes issued[5]	—	0.24%	0.68%	0.34%
Total expenses	2.19%	3.11%	3.71%	4.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.82%	1.79%	2.23%	1.89%

Portfolio turnover rate	32%	62%	104%	4%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Michigan Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Michigan state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost	$79,812
Market Value	$25,565
Market Value as a % of Net Assets	0.06%
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$761,014	$—	$11,199,750	$7,736,754

1.	As of March 31, 2010, the Fund had $10,700,676 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2015	$184
2016	1,046,240
2017	4,376,454
2018	5,277,798

Total	$10,700,676

2.	As of March 31, 2010, the Fund had $499,074 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$2,939,083	$2,843,515
Ordinary income	728	8,296

Total	$2,939,811	$2,851,811

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$53,061,273

Gross unrealized appreciation	$1,707,006
Gross unrealized depreciation	(9,443,760)

Net unrealized depreciation	$(7,736,754)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$249
Payments Made to Retired Trustees	200
Accumulated Liability as of March 31, 2010	1,660
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,558,919	$13,662,060	1,040,629	$9,815,878
Dividends and/or distributions reinvested	96,949	847,014	57,415	527,247
Redeemed	(2,435,515)	(21,269,055)	(798,896)	(7,940,369)

Net increase (decrease)	(779,647)	$(6,759,981)	299,148	$2,402,756

Class B
Sold	154,782	$1,352,008	25,522	$266,758
Dividends and/or distributions reinvested	6,522	57,258	3,656	33,212
Redeemed	(19,784)	(173,933)	(13,155)	(121,571)

Net increase	141,520	$1,235,333	16,023	$178,399

Class C
Sold	877,946	$7,804,458	405,757	$3,615,480
Dividends and/or distributions reinvested	43,823	384,823	24,851	227,475
Redeemed	(194,244)	(1,709,833)	(288,010)	(2,640,793)

Net increase	727,525	$6,479,448	142,598	$1,202,162

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$17,917,841	$10,563,031
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $21,778 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$85,127
Class C	184,235
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$48,481	$—	$452	$3,863
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $62,956, $6,572 and $32,472 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.28% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$3,439,726
Average Daily Interest Rate	0.438%
Fees Paid	$91,414
Interest Paid	$14,027
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER MICHIGAN MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Minnesota Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Minnesota Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period November 7, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—103.2%
Minnesota—103.2%
$120,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)[1]	5.600%		02/01/2032	$106,972
50,000	Alexandria, MN Health Care Facilities (Board of Social Ministry)[1]	6.000		07/01/2032	47,720
500,000	Anoka County, MN Hsg. & Redevel. Authority[1]	6.875		05/01/2040	501,040
25,000	Apple Valley, MN EDA (Evercare Senior Living)[1]	6.000		12/01/2025	23,898
205,000	Apple Valley, MN EDA (Evercare Senior Living)[1]	6.125		06/01/2035	190,734
250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)[1]	6.750		03/01/2040	249,820
25,000	Austin, MN GO1	5.000		10/01/2018	25,008
430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000		08/01/2038	411,132
150,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		03/01/2019	173,207
2,000,000	Becker, MN Pollution Control (Northern States Power Company)[1]	8.500		04/01/2030	2,201,200
10,000	Bemidji, MN Health Care Facilities (North Country Health Services)	5.000		09/01/2031	9,280
80,000	Brainerd, MN Health Care Facilities (Benedictine Health System)[1]	6.000		02/15/2020	80,072
20,000	Brooklyn Park, MN Economic Devel. Authority (Brooks Landing Apartments)[1]	5.600		07/01/2024	20,216
1,000,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)[1]	5.500		03/01/2037	943,750
135,000	Cloquet, MN Pollution Control (Potlach Corp.)[1]	5.900		10/01/2026	124,706
1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375		02/15/2032	777,620
200,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700		07/01/2042	174,396
750,000	Cottage Grove, MN Senior Hsg.[1]	5.250		12/01/2046	619,515
200,000	Cuyuna Range, MN Hospital District Health Facilities[1]	5.000		06/01/2029	185,548
30,000	Dakota County, MN Community Devel. Agency (Grande Market Place)[1]	5.400		11/20/2043	30,210
200,000	Dakota County, MN Community Devel. Agency (Regent Burnsville)[1]	6.000		07/01/2045	185,430
5,000	Douglas County, MN Alexandria Hsg. & Redevel. Authority (Windmill Ponds)[1]	5.000	[2]	07/01/2015	3,620
750,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)[1]	5.875		11/01/2033	698,483
10,000	Eden Prairie, MN Multifamily Hsg. (SE Rolling Hills)[1]	6.000		08/20/2021	10,699
250,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[1]	5.200		10/01/2027	201,163
800,000	Falcon Heights, MN (Kaleidoscope Charter School)[1]	6.000		11/01/2037	660,936
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$370,000	Golden Valley, MN (CRC/CAH/BCH/ECH Obligated Group)	5.500%	12/01/2029	$336,078
130,000	Grand Rapids, MN Hsg. and Redevel. Authority (Lakeshore)[1]	5.700	10/01/2029	117,931
50,000	Hastings, MN Health Care Facility (Regina Medical Center)[1]	5.300	09/15/2028	44,439
90,000	Hayfield, MN GO1	5.000	02/01/2018	90,125
320,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)[1]	5.625	02/01/2030	314,902
110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	84,692
180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.650	12/01/2022	141,239
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	97,483
500,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)[1]	5.700	09/01/2036	432,365
500,000	Lamberton, MN Solid Waste (Highwater Ethanol)[1]	8.500	12/01/2022	386,710
20,000	Litchfield, MN EDA (Hsg. Devel.)[1]	5.400	02/01/2012	20,078
500,000	Litchfield, MN Electric Utility[1]	5.000	02/01/2029	516,320
285,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2027	285,678
670,000	Meeker County, MN (Memorial Hospital)[1]	5.750	11/01/2037	644,895
202,776	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	203,289
1,160,986	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	1,197,569
50,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	6.250	11/01/2030	51,552
25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission, Series A1	5.000	01/01/2028	25,209
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commissions[1]	5.000	01/01/2022	1,006,970
75,000	Minneapolis, MN (Carechoice Member)[1]	5.875	04/01/2024	68,150
20,000	Minneapolis, MN (Sports Arena)[1]	5.400	07/01/2030	20,084
495,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	501,435
10,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	10,011
185,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	187,586
800,000	Minneapolis, MN Health Care System (Fairview Health Services/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.500	11/15/2038	895,048
150,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.375	11/15/2023	166,065
550,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.400	04/01/2028	428,329
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[1]	5.500%	04/01/2042	$144,866
20,000	Minneapolis, MN Multifamily Hsg. (East Village Hsg. Corp.)[1]	5.750	10/20/2042	20,363
40,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)	5.100	12/20/2018	40,023
205,000	Minneapolis, MN Multifamily Hsg. (Riverside Plaza)[1]	5.200	12/20/2030	205,027
250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	235,460
380,000	Minneapolis, MN Tax Increment (East River/Unocal Site)[1]	5.250	02/01/2026	324,376
600,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.200	02/01/2022	534,780
1,750,000	Minneapolis, MN Tax Increment (Grant Park)[1]	5.350	02/01/2030	1,449,228
500,000	Minneapolis, MN Tax Increment (Ivy Tower)[1]	5.500	02/01/2022	377,690
1,250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	1,110,313
635,000	Minneapolis, MN Tax Increment (Unocal Site)[1]	5.400	02/01/2031	523,202
5,000	Minneota, MN Hsg. Facilities (Madison Ave. Apartments)[1]	5.750	04/01/2019	4,900
40,000	Minnetonka, MN Multifamily Hsg. (Cedar Hills East/ Cedar Hills West)[1]	5.900	10/20/2019	40,740
155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2022	157,714
90,000	MN Agricultural & Economic Devel. Board (Fairview Health Services)[1]	6.375	11/15/2029	91,213
480,000	MN Agricultural & Economic Devel. Board (Fairview Hospital and Healthcare Service)[1]	5.750	11/15/2026	480,134
410,000	MN HEFA (Bethel University)[1]	5.500	05/01/2022	411,648
500,000	MN HEFA (University of St. Thomas)[1]	5.000	10/01/2039	505,275
45,000	MN HEFA (University of St. Thomas)[1]	5.250	10/01/2034	45,792
750,000	MN HEFA (University of St. Thomas)[1]	5.250	04/01/2039	766,290
60,000	MN HFA (Rental Hsg.)	5.200	08/01/2029	60,005
135,000	MN HFA (Rental Hsg.)	5.875	08/01/2028	135,085
10,000	MN HFA (Rental Hsg.)	6.000	02/01/2022	10,012
25,000	MN HFA (Rental Hsg.)[1]	6.125	08/01/2021	25,029
15,000	MN HFA (Rental Hsg.)	6.150	08/01/2025	15,014
260,000	MN HFA (Residential Hsg.)[1]	5.100	07/01/2031	260,491
250,000	MN HFA (Residential Hsg.)[1]	5.100	01/01/2040	252,553
25,000	MN HFA (Residential Hsg.)[1]	5.350	07/01/2033	25,071
20,000	MN HFA (Residential Hsg.)[1]	5.750	01/01/2038	20,608
25,000	MN HFA (Single Family Mtg.)[1]	5.150	07/01/2019	24,669
10,000	MN HFA (Single Family Mtg.)[1]	5.200	07/01/2013	10,043
20,000	MN HFA (Single Family Mtg.)[1]	5.600	07/01/2022	20,443
15,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	15,373
5,000	MN HFA (Single Family Mtg.)[1]	5.650	07/01/2031	5,124
10,000	MN HFA (Single Family Mtg.)[1]	5.850	07/01/2019	10,343
650,000	MN HFA (Single Family Mtg.)	5.900	07/01/2025	650,644
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$150,000	MN HFA (Single Family Mtg.)	6.250%	07/01/2026	$150,155
15,000	MN Public Facilities Authority Water Pollution[1]	5.000	03/01/2015	15,051
700,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.000	04/01/2017	614,019
1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)[1]	5.200	04/01/2027	1,152,731
55,000	New Hope, MN Hsg. & Health Care Facilities (Minnesota Masonic Home North Ridge)[1]	5.875	03/01/2029	50,596
1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)[1]	6.500	10/01/2047	1,100,451
40,000	Northfield, MN Senior Hsg. (Northfield Manor)[1]	6.000	07/01/2033	37,073
110,000	Olmstead County, MN Health Care Facilities (Olmsted Medical Group)[1]	5.450	07/01/2013	110,080
300,000	Otter Tail County, MN GO1	7.500	11/01/2019	83,412
100,000	Park Rapids, MN Health Facilities (Mankato Lutheran Homes)[1]	5.600	08/01/2036	88,713
100,000	Pine City, MN Health Care & Hsg. (North Branch)[1]	6.125	10/20/2047	94,482
100,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center Obligated Group)[1]	6.125	06/01/2024	100,104
80,000	Plymouth, MN Health Facilities (HealthSpan Health System/North Memorial Medical Center Obligated Group)[1]	6.250	06/01/2016	80,254
125,000	Prior Lake, MN Senior Hsg. (Shepherds Path Senior Hsg.)[1]	5.750	08/01/2041	116,929
25,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)[1]	5.625	07/01/2016	25,350
750,000	Redwood Falls, MN (Redwood Area Hospital)[1]	5.125	12/01/2036	710,835
250,000	Rochester, MN Health Care & Hsg. (Samaritan Bethany)[1]	7.375	12/01/2041	258,065
200,000	Sartell, MN Health Care & Hsg. Facilities (The Foundation for Health Care Continuums)[1]	6.625	09/01/2029	200,580
250,000	Sauk Rapids, MN Health Care Housing Facilities (Good Shepard Lutheran Home)[1]	7.500	01/01/2039	258,895
25,000	Slayton, MN Tax Increment, Series B1	5.350	02/01/2013	25,066
25,000	South Washington County, MN Independent School District No. 833 COP	5.250	12/01/2014	25,036
1,250,000	Southern MN Municipal Power Agency[1]	5.250	01/01/2030	1,313,413
1,000,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	775,070
750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	632,678
205,000	St. Cloud, MN Health Care (SCH/CCHS/CCHSM/ CCHSLP Obligated Group)[1]	5.750	05/01/2026	207,204
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$1,000,000	St. Louis Park, MN Health Care Facilities (Nicollett Health Services)[1]	5.750%	07/01/2039	$1,000,610
50,000	St. Louis Park, MN Health Care Facilities (PNMH/PNMC Holdings/PNI Obligated Group)[1]	5.500	07/01/2023	52,012
890,000	St. Paul, MN Hsg. & Redevel. Authority (559 Capital Blvd./ HSJH/BLMC/DRH/HESJH Obligated Group)	5.700	11/01/2015	890,062
400,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)[1]	7.000	09/15/2037	318,008
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	254,904
745,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/ HESJH/HSJH Obligation Group)	6.000	11/15/2025	725,809
215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)	6.000	11/15/2035	196,424
150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	127,449
1,275,000	St. Paul, MN Hsg. & Redevel. Authority (Rossy & Richard Shaller)[1]	5.250	10/01/2042	1,005,095
750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	764,183
50,000	St. Paul, MN Hsg. & Redevel. Authority (U.S. Bank Operations Center)[1]	6.750	02/01/2028	46,200
705,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	664,195
25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Group Health Plan/Regions Hospital/ Midwest Assurance Co. Obligated Group)	5.250	05/15/2017	25,860
5,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)	5.200	05/15/2013	5,008
25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)	5.250	05/15/2018	25,006
35,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (Regions Hospital)	5.300	05/15/2028	33,619
80,000	St. Paul, MN Independent School District No. 625 COP	6.375	02/01/2013	80,386
2,455,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	2,227,372
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)[1]	5.000	08/01/2036	1,103,286
150,000	Stearns County, MN (St. John’s Prep School)[1]	5.600	10/01/2024	150,210
200,000	Stillwater, MN Multifamily (Orleans Homes)[1]	5.500	02/01/2042	162,562
10,000	University of Minnesota[1]	6.200	09/01/2012	10,152
25,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375	10/01/2030	23,593
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Minnesota Continued
$115,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)	5.375%	11/15/2018	$112,672
15,000	Washington County, MN Hsg. & Redevel. Authority (HealthEast Bethesda Hospital)	5.375	11/15/2018	14,696
180,000	Willmar, MN Hsg & Redevel. Authority (Highlands Apts.)	5.850	06/01/2019	179,983

				44,365,746
U.S. Possessions—0.0%
5,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	02/01/2019	4,925
Total Investments, at Value (Cost $44,578,632)—103.2%				44,370,671
Liabilities in Excess of Other Assets—(3.2)				(1,369,783)

Net Assets—100.0%				$43,000,888

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$44,365,746	$—	$44,365,746
U.S. Possessions	—	4,925	—	4,925

Total Assets	$—	$44,370,671	$—	$44,370,671

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCH	Bethany Covenant Home

BLMC	Bethesda Lutheran Medical Center

CAH	Colonial Acres Home

CCHS	Centracare Health System

CCHSLP	Centracare Health Services of Long Prairie

CCHSM	Centracare Health Services of Melrose

COP	Certificates of Participation

CRC	Covenant Retirement Communities

DRH	D.R. Hospital

ECH	Ebenezer Covenant Home

EDA	Economic Devel. Authority

FRCS	Fairview Regional Community Services

FRWHS	Fairview Red Wing Health Services

FSH	Fairview Seminary Home

FSP	Fairview Seminary Plaza

GO	General Obligation

HEFA	Higher Education Facilities Authority

HESJH	HealthEast St. John’s Hospital

HFA	Housing Finance Agency

HSJH	HealthEast St. Joseph’s Hospital

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

PNI	Park Nicollet Institute

PNMH	Park Nicollet Methodist Hospital

RRHS	Range Regional Health Services

SCH	Sierra Community Hospital
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $44,578,632)—see accompanying statement of investments	$44,370,671
Cash	216,230
Receivables and other assets:
Interest	783,424
Shares of beneficial interest sold	554,081
Investments sold	127,625
Other	7,862

Total assets	46,059,893

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	2,800,000
Shares of beneficial interest redeemed	122,170
Dividends	42,854
Distribution and service plan fees	23,745
Shareholder communications	20,122
Transfer and shareholder servicing agent fees	2,191
Trustees’ compensation	1,514
Interest expense on borrowings	660
Other	45,749

Total liabilities	3,059,005

Net Assets	$43,000,888

Composition of Net Assets
Par value of shares of beneficial interest	$3,643
Additional paid-in capital	44,973,263
Accumulated net investment income	460,078
Accumulated net realized loss on investments	(2,228,135)
Net unrealized depreciation on investments	(207,961)

Net Assets	$43,000,888

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $34,074,429 and 2,885,978 shares of beneficial interest outstanding)	$11.81
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$12.40
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,405,875 and 119,160 shares of beneficial interest outstanding)	$11.80
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,520,584 and 637,622 shares of beneficial interest outstanding)	$11.79
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$2,490,897
Other income	12

Total investment income	2,490,909

Expenses
Management fees	195,024
Distribution and service plan fees:
Class A	62,774
Class B	9,835
Class C	40,040
Transfer and shareholder servicing agent fees:
Class A	17,597
Class B	1,192
Class C	4,213
Shareholder communications:
Class A	29,991
Class B	1,620
Class C	6,183
Borrowing fees	91,517
Legal, auditing and other professional fees	36,166
Interest expense on borrowings	11,758
Trustees’ compensation	978
Custodian fees and expenses	300
Other	6,593

Total expenses	515,781
Less waivers and reimbursements of expenses	(111,262)

Net expenses	404,519

Net Investment Income	2,086,390

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(124,213)
Net change in unrealized appreciation/depreciation on investments	6,747,481

Net Increase in Net Assets Resulting from Operations	$8,709,658

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$2,086,390	$1,808,867
Net realized loss	(124,213)	(1,935,614)
Net change in unrealized appreciation/depreciation	6,747,481	(5,027,958)

Net increase (decrease) in net assets resulting from operations	8,709,658	(5,154,705)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,788,686)	(1,453,595)
Class B	(50,441)	(32,308)
Class C	(200,943)	(113,894)

	(2,040,070)	(1,599,797)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	3,052,240	8,306,214
Class B	597,745	252,606
Class C	4,836,480	322,254

	8,486,465	8,881,074

Net Assets
Total increase	15,156,053	2,126,572
Beginning of period	27,844,835	25,718,263

End of period (including accumulated net investment income of $460,078 and $413,758, respectively)	$43,000,888	$27,844,835

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$8,709,658
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(11,272,646)
Proceeds from disposition of investment securities	4,910,510
Short-term investment securities, net	(926,141)
Premium amortization	85,202
Discount accretion	(14,475)
Net realized loss on investments	124,213
Net change in unrealized appreciation/depreciation on investments	(6,747,481)
Change in assets:
Decrease in receivable for securities sold	48,431
Increase in other assets	(3,279)
Increase in interest receivable	(150,571)
Change in liabilities:
Increase in other liabilities	19,128

Net cash used in operating activities	(5,217,451)

Cash Flows from Financing Activities
Proceeds from bank borrowings	23,900,000
Payments on bank borrowings	(24,900,000)
Proceeds from shares sold	24,861,330
Payments on shares redeemed	(18,147,372)
Cash distributions paid	(656,684)

Net cash provided by financing activities	5,057,274
Net decrease in cash	(160,177)
Cash, beginning balance	376,407

Cash, ending balance	$216,230

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,378,831.
Cash paid for interest on bank borrowings—$14,085.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2010	2009	2008	2007[1]

Class A
Per Share Operating Data
Net asset value, beginning of period	$9.68	$12.38	$13.79	$13.60

Income (loss) from investment operations:
Net investment income[2]	.66	.73	.74	.30
Net realized and unrealized gain (loss)	2.12	(2.78)	(1.53)	.09

Total from investment operations	2.78	(2.05)	(.79)	.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.65)	(.65)	(.62)	(.20)

Net asset value, end of period	$11.81	$9.68	$12.38	$13.79

Total Return, at Net Asset Value[3]	29.36%	(16.92)%	(5.89)%	2.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,074	$25,181	$22,915	$7,832

Average net assets (in thousands)	$30,488	$24,459	$15,737	$6,330

Ratios to average net assets:[4]
Net investment income	6.00%	6.71%	5.70%	5.53%
Expenses excluding interest and fees from borrowings	1.04%	1.03%	1.01%	1.85%
Interest and fees from borrowings	0.29%	0.71%	1.20%	1.59%

Total expenses	1.33%	1.74%	2.21%	3.44%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.03%	0.80%	0.80%	0.80%

Portfolio turnover rate	14%	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher due to the Fund’s limited operating history.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Year Ended March 31,	2010	2009	2008	2007[1]

Class B
Per Share Operating Data
Net asset value, beginning of period	$9.67	$12.37	$13.78	$13.60

Income (loss) from investment operations:
Net investment income[2]	.58	.65	.64	.26
Net realized and unrealized gain (loss)	2.12	(2.79)	(1.53)	.08

Total from investment operations	2.70	(2.14)	(.89)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.57)	(.56)	(.52)	(.16)

Net asset value, end of period	$11.80	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	28.43%	(17.57)%	(6.60)%	2.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,406	$635	$547	$215

Average net assets (in thousands)	$993	$622	$373	$95

Ratios to average net assets:[4]
Net investment income	5.19%	5.96%	4.95%	4.75%
Expenses excluding interest and fees from borrowings	1.95%	2.09%	2.12%	7.28%
Interest and fees from borrowings	0.29%	0.71%	1.20%	1.59%

Total expenses	2.24%	2.80%	3.32%	8.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.80%	1.55%	1.55%	1.55%

Portfolio turnover rate	14%	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher due to the Fund’s limited operating history.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Year Ended March 31,	2010	2009	2008	2007[1]

Class C
Per Share Operating Data
Net asset value, beginning of period	$9.67	$12.37	$13.78	$13.60
Income (loss) from investment operations:
Net investment income[2]	.57	.65	.63	.26
Net realized and unrealized gain (loss)	2.11	(2.79)	(1.53)	.08

Total from investment operations	2.68	(2.14)	(.90)	.34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.56)	(.51)	(.16)

Net asset value, end of period	$11.79	$9.67	$12.37	$13.78

Total Return, at Net Asset Value[3]	28.31%	(17.57)%	(6.64)%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,521	$2,029	$2,256	$164

Average net assets (in thousands)	$4,019	$2,217	$1,119	$77

Ratios to average net assets:[4]
Net investment income	5.08%	5.88%	4.87%	4.75%
Expenses excluding interest and fees from borrowings	1.93%	2.13%	1.98%	8.28%
Interest and fees from borrowings	0.29%	0.71%	1.20%	1.59%

Total expenses	2.22%	2.84%	3.18%	9.87%[5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.82%	1.55%	1.55%	1.55%

Portfolio turnover rate	14%	20%	33%	0%

1.	For the period from November 7, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses ratio is higher due to the Fund’s limited operating history.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Minnesota state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$504,272	$—	$2,228,135	$207,961

1.	As of March 31, 2010, the Fund had $2,219,960 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$91,561
2017	190,675
2018	1,937,724

Total	$2,219,960

2.	As of March 31, 2010, the Fund had $8,175 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$2,037,931	$1,598,807
Ordinary income	2,139	990

Total	$2,040,070	$1,599,797

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$44,578,632

Gross unrealized appreciation	$2,169,204
Gross unrealized depreciation	(2,377,165)

Net unrealized depreciation	$(207,961)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$202
Payments Made to Retired Trustees	98
Accumulated Liability as of March 31, 2010	837
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	1,727,611	$19,017,742	889,612	$9,765,268
Dividends and/or distributions reinvested	107,683	1,198,008	56,918	598,089
Redeemed	(1,550,493)	(17,163,510)	(196,012)	(2,057,143)

Net increase	284,801	$3,052,240	750,518	$8,306,214

Class B
Sold	61,045	$685,012	31,466	$350,310
Dividends and/or distributions reinvested	3,456	38,292	2,255	23,701
Redeemed	(11,037)	(125,559)	(12,228)	(121,405)

Net increase	53,464	$597,745	21,493	$252,606

Class C
Sold	505,455	$5,674,422	86,402	$927,114
Dividends and/or distributions reinvested	12,658	142,531	6,682	71,197
Redeemed	(90,256)	(980,473)	(65,673)	(676,057)

Net increase	427,857	$4,836,480	27,411	$322,254

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$11,272,646	$4,910,510
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $21,898 to OFS for services to the Fund.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$36,924
Class C	95,447
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$79,351	$—	$4,297	$2,900
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $90,785, $4,379 and $16,098 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Borrowings Continued
is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.29% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$3,156,712
Average Daily Interest Rate	0.438%
Fees Paid	$95,349
Interest Paid	$14,085
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/ or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
kpmg llp
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—113.4%
North Carolina—45.6%
$1,400,000	Albermarle, NC Hospital Authority[1]	5.250%	10/01/2038	$1,069,964
140,000	Asheville, NC Hsg. Authority (Woodridge Apartments)	5.750	11/20/2029	140,076
10,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.800	11/20/2039	10,004
1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250	08/01/2034	913,540
645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	475,565
2,810,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	2,618,948
60,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	59,995
100,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	6.250	11/01/2033	102,602
2,200,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	2,217,710
110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	99,966
90,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	89,860
2,400,000	Haywood County, NC IF&PCFA (International Paper Company)[1]	4.450	03/01/2024	2,075,544
5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2041	5,057
20,000	NC Capital Facilities Finance Agency (Johnson & Wales University)[1]	5.000	04/01/2019	20,013
1,455,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,486,865
1,500,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,527,315
10,000	NC Eastern Municipal Power Agency	5.125	01/01/2012	10,030
25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	29,548
20,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2017	20,031
185,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	185,185
35,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	35,034
5,000	NC Educational Facilities Finance Agency (Davidson College)	5.100	12/01/2012	5,016
725,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	655,958
1,130,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2028	893,039
80,000	NC HFA[1]	5.625	07/01/2030	80,032
230,000	NC HFA[1]	5.750	03/01/2017	237,197
25,000	NC HFA[1]	6.000	01/01/2016	25,033
185,000	NC HFA[1]	6.000	07/01/2016	185,237
20,000	NC HFA (Home Ownership)	5.100	07/01/2017	20,021
60,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	60,024
5,000	NC HFA (Home Ownership)	5.200	01/01/2020	5,002
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$70,000	NC HFA (Home Ownership)	5.200%	07/01/2026	$70,013
15,000	NC HFA (Home Ownership)	5.250	07/01/2011	15,030
90,000	NC HFA (Home Ownership)	5.250	07/01/2026	90,021
10,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	10,430
5,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	5,001
20,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	20,013
330,000	NC HFA (Home Ownership)[1]	6.200	01/01/2029	330,300
10,000	NC HFA (Multifamily Mtg.)	6.700	01/01/2027	10,014
20,000	NC HFA (Multifamily)[1]	5.950	07/01/2021	20,023
10,000	NC HFA (Single Family)[1]	5.350	09/01/2028	10,005
5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,134
25,000	NC HFA (Single Family)[1]	5.700	09/01/2026	24,922
40,000	NC HFA (Single Family)	5.850	09/01/2028	40,025
30,000	NC HFA (Single Family)	5.950	09/01/2017	30,050
10,000	NC HFA (Single Family)[1]	6.125	03/01/2018	10,115
10,000	NC HFA (Single Family)	6.150	03/01/2017	10,013
35,000	NC HFA (Single Family)	6.200	03/01/2018	35,045
20,000	NC HFA (Single Family)	6.250	03/01/2017	20,039
125,000	NC HFA (Single Family)[1]	6.250	09/01/2027	128,323
5,000	NC HFA (Single Family)	6.450	09/01/2027	5,006
650,000	NC HFA (Single Family)[1]	6.500	09/01/2026	660,114
1,710,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800	10/01/2034	1,694,542
30,000	NC Medical Care Commission (Baptist Retirement)[1]	6.300	10/01/2021	27,518
5,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	5,003
15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	14,029
380,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	375,679
8,000,000	NC Medical Care Commission (Duke University Health System)[2]	5.000	06/01/2042	8,019,400
25,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	22,854
270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	245,155
10,000	NC Medical Care Commission (Grace Healthcare System)[1]	5.250	10/01/2016	10,009
195,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2018	172,971
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	43,976
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$245,000	NC Medical Care Commission (Maria Parham Medical Center)[1]	5.500%	10/01/2018	$232,407
1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	756,690
10,000	NC Medical Care Commission (Scotland Health Memorial Hospital)	5.375	10/01/2011	10,022
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	6.250	06/01/2029	25,207
195,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	195,008
25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	25,108
290,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	290,542
15,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	15,016
125,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	109,003
135,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	5.375	01/01/2020	126,834
45,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	41,384
2,000,000	NC Medical Care Commission Health System (Mission Health Comb Group)[1]	4.750	10/01/2035	1,945,240
20,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2013	20,058
100,000	NC Medical Care Commission Hospital (Maria Parham Medical Center)[1]	5.250	10/01/2023	88,467
1,075,000	NC Medical Care Commission Hospital (Maria Parham Medical Center)[1]	6.500	10/01/2026	1,045,792
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	414,730
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	4,539
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.100	09/01/2013	25,039
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)	5.500	10/01/2035	4,513
2,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250	01/01/2032	2,081,384
2,000,000	NC Ports Authority Facilities[1]	5.250	02/01/2040	2,018,060
110,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450	11/01/2029	110,366
165,000	Northampton County, NC IF&PCFA (International Paper Company)[1]	6.200	02/01/2025	165,076
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	505,955
25,000	Piedmont Triad, NC Airport Authority[1]	6.000	07/01/2021	25,271

				37,821,894
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—67.8%
$25,000	Guam GO	5.375%		11/15/2013	$25,026
300,000	Guam GO1	6.750		11/15/2029	320,766
550,000	Guam GO1	7.000		11/15/2039	590,420
250,000	Guam Government Waterworks Authority & Wastewater System[1]	5.875		07/01/2035	247,378
25,000	Guam Power Authority, Series A1	5.250		10/01/2013	25,038
60,000	Guam Power Authority, Series A1	5.250		10/01/2023	56,304
75,000	Guam Power Authority, Series A1	5.250		10/01/2023	72,358
210,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	175,925
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250	[3]	06/01/2057	991,548
500,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2017	453,180
3,370,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	2,508,695
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	489,310
850,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	882,938
4,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	4,460,820
1,085,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	1,052,526
2,250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,941,728
3,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	3,234,503
20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460	[3]	05/15/2050	780,538
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[3]	05/15/2057	635,160
100,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	97,709
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	19,370
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	67,836
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	390,600
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	820,223
85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	82,601
4,000,000	Puerto Rico Electric Power Authority, Series UU1	0.860	[5]	07/01/2031	2,829,000
10,000	Puerto Rico HFC[1]	5.100		12/01/2018	10,148
50,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	50,123
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	24,840
3,200,000	Puerto Rico Highway & Transportation Authority, Series N1	0.698	[5]	07/01/2045	1,876,800
335,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	266,777
35,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	35,081
1,550,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	1,412,903
1,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2032	219,440
450,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	91,377
335,000	Puerto Rico Infrastructure	7.102	[3]	07/01/2035	57,848
3,000,000	Puerto Rico Infrastructure	7.332[3]		07/01/2030	775,740
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250%		10/01/2024	$702,859
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,952,817
2,150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,792,735
45,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	44,329
580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	527,208
50,000	Puerto Rico ITEMECF (Ashford Presbyterian Community)[1]	6.700		11/01/2020	48,446
45,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	43,772
1,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	953,010
1,930,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,498,388
270,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	270,176
40,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	40,121
30,000	Puerto Rico Public Buildings Authority[1]	5.250		07/01/2033	29,289
500,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	506,245
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	276,643
600,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	659,676
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	550,660
750,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	814,815
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	4,874
165,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	170,095
750,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039	771,000
1,500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,687,500
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[3]	08/01/2056	524,200
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C2	5.750		08/01/2057	8,435,840
200,000	University of Puerto Rico[1]	5.000		06/01/2025	189,788
250,000	University of Puerto Rico[1]	5.000		06/01/2026	235,178
275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	255,816
370,000	University of V.I., Series A [1]	6.000		12/01/2024	356,014
30,000	University of V.I., Series A [1]	6.250		12/01/2029	28,881
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,795,320
1,300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	1,304,797
1,240,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	1,250,366
400,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2039	360,236

					56,153,671

Total Investments, at Value (Cost $96,760,658)—113.4%					93,975,565
Liabilities in Excess of Other Assets—(13.4)					(11,070,488)
Net Assets—100.0%					$82,905,077
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Represents the current interest rate for a variable or increasing rate security.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
North Carolina	$—	$37,821,894	$—	$37,821,894
U.S. Possessions	—	56,153,671	—	56,153,671

Total Assets	$—	$93,975,565	$—	$93,975,565

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IF&PCFA	Industrial Facilities and Pollution Control Financing Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $96,760,658)—see accompanying statement of investments	$93,975,565
Cash	275,069
Receivables and other assets:
Interest	1,450,776
Shares of beneficial interest sold	231,238
Other	19,667

Total assets	95,952,315

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	12,000,000
Investments purchased	407,862
Payable on borrowings (See Note 5)	400,000
Dividends	87,263
Distribution and service plan fees	47,496
Shares of beneficial interest redeemed	31,160
Shareholder communications	21,911
Transfer and shareholder servicing agent fees	3,484
Trustees’ compensation	3,197
Interest expense on borrowings	111
Other	44,754

Total liabilities	13,047,238

Net Assets	$82,905,077

Composition of Net Assets
Par value of shares of beneficial interest	$7,388
Additional paid-in capital	93,369,395
Accumulated net investment income	225,943
Accumulated net realized loss on investments	(7,912,556)
Net unrealized depreciation on investments	(2,785,093)

Net Assets	$82,905,077

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $52,109,411 and 4,643,116 shares of beneficial interest outstanding)	$11.22
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.78

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,720,050 and 242,446 shares of beneficial interest outstanding)	$11.22

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,075,616 and 2,502,135 shares of beneficial interest outstanding)	$11.22
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$5,001,537

Expenses
Management fees	384,014
Distribution and service plan fees:
Class A	110,946
Class B	18,976
Class C	190,340
Transfer and shareholder servicing agent fees:
Class A	24,314
Class B	2,069
Class C	14,115
Shareholder communications:
Class A	25,384
Class B	2,121
Class C	14,261
Borrowing fees	114,893
Interest expense and fees on short-term floating rate notes issued (See Note 1)	59,716
Interest expense on borrowings	17,416
Trustees’ compensation	1,868
Custodian fees and expenses	1,005
Other	47,239

Total expenses	1,028,677
Less waivers and reimbursements of expenses	(164,349)

Net expenses	864,328

Net Investment Income	4,137,209

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(2,413,721)
Net change in unrealized appreciation/depreciation on investments	18,691,861

Net Increase in Net Assets Resulting from Operations	$20,415,349

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2010	2009

Operations
Net investment income	$4,137,209	$3,519,683
Net realized loss	(2,413,721)	(3,838,001)
Net change in unrealized appreciation/depreciation	18,691,861	(14,889,012)

Net increase (decrease) in net assets resulting from operations	20,415,349	(15,207,330)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(3,082,766)	(2,696,897)
Class B	(103,078)	(45,253)
Class C	(1,038,309)	(554,432)

	(4,224,153)	(3,296,582)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(418,736)	11,580,002
Class B	1,390,058	508,165
Class C	14,068,431	4,320,122

	15,039,753	16,408,289

Net Assets

Total increase (decrease)	31,230,949	(2,095,623)
Beginning of period	51,674,128	53,769,751

End of period (including accumulated net investment income of $225,943 and $312,828, respectively)	$82,905,077	$51,674,128

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities

Net increase in net assets from operations	$20,415,349
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(36,775,012)
Proceeds from disposition of investment securities	14,526,404
Short-term investment securities, net	2,621,592
Premium amortization	117,043
Discount accretion	(518,150)
Net realized loss on investments	2,413,721
Net change in unrealized appreciation/depreciation on investments	(18,691,861)
Change in assets:
Increase in other assets	(16,382)
Increase in interest receivable	(309,549)
Change in liabilities:
Increase in payable for securities purchased	407,862
Increase in other liabilities	19,246

Net cash used in operating activities	(15,789,737)

Cash Flows from Financing Activities

Proceeds from bank borrowings	38,800,000
Payments on bank borrowings	(45,700,000)
Proceeds from short-term floating rate notes issued	12,000,000
Proceeds from shares sold	42,530,636
Payments on shares redeemed	(30,231,165)
Cash distributions paid	(1,738,765)

Net cash provided by financing activities	15,660,706
Net decrease in cash	(129,031)
Cash, beginning balance	404,100

Cash, ending balance	$275,069

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,478,140.
Cash paid for interest on bank borrowings—$21,369.
Cash paid for interest on short-term floating rate notes issued—$59,716.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.67	$12.34	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.64	.70	.70	.31
Net realized and unrealized gain (loss)	2.57	(3.71)	(2.36)	.19

Total from investment operations	3.21	(3.01)	(1.66)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.66)	(.64)	(.26)

Net asset value, end of period	$11.22	$8.67	$12.34	$14.64

Total Return, at Net Asset Value[3]	37.78%	(25.00)%	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,109	$40,512	$43,726	$10,883

Average net assets (in thousands)	$48,913	$42,919	$33,933	$7,927

Ratios to average net assets:[4]
Net investment income	6.18%	6.70%	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.96%	0.95%	0.91%	1.93%
Interest and fees from borrowings	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.21%	0.48%	0.15%

Total expenses	1.24%	1.76%	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.01%	1.01%	1.28%	0.95%

Portfolio turnover rate	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.67	$12.33	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.56	.62	.59	.25
Net realized and unrealized gain (loss)	2.57	(3.70)	(2.37)	.20

Total from investment operations	3.13	(3.08)	(1.78)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.58)	(.53)	(.21)

Net asset value, end of period	$11.22	$8.67	$12.33	$14.64

Total Return, at Net Asset Value[3]	36.75%	(25.51)%	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,720	$954	$733	$62

Average net assets (in thousands)	$1,903	$801	$354	$47

Ratios to average net assets:[4]
Net investment income	5.30%	6.03%	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.82%	1.88%	1.96%	9.97%
Interest and fees from borrowings	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.21%	0.48%	0.15%

Total expenses	2.10%	2.69%	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.77%	1.76%	2.03%	1.70%

Portfolio turnover rate	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.67	$12.33	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.56	.62	.60	.25
Net realized and unrealized gain (loss)	2.57	(3.70)	(2.37)	.19

Total from investment operations	3.13	(3.08)	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.58)	(.53)	(.21)

Net asset value, end of period	$11.22	$8.67	$12.33	$14.63

Total Return, at Net Asset Value[3]	36.75%	(25.51)%	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,076	$10,208	$9,311	$5,224

Average net assets (in thousands)	$19,091	$9,938	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	5.31%	5.99%	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.96%	1.96%	2.79%
Interest and fees from borrowings	0.19%	0.60%	0.73%	0.16%
Interest and fees on short-term floating rate notes issued[5]	0.09%	0.21%	0.48%	0.15%

Total expenses	2.03%	2.77%	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.77%	1.76%	2.03%	1.70%

Portfolio turnover rate	23%	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $12,000,000 as of March 31, 2010, which represents 12.51% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2010, municipal bond holdings with a value of $16,455,240 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $12,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At March 31, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	NC Medical Care Commission ROLs[3]	17.688%	6/1/42	$2,019,400
2,000,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	20.519	8/1/57	2,435,840

				$4,455,240

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F6 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $12,000,000.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$311,906	$—	$7,147,669	$3,549,980

1.	As of March 31, 2010, the Fund had $7,131,870 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$186,537
2017	3,084,905
2018	3,860,428

Total	$7,131,870

2.	As of March 31, 2010, the Fund had $15,799 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Reduction to	Accumulated Net
Paid-in Capital	Investment Income

$59	$59
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$4,214,885	$3,293,911
Ordinary income	9,268	2,671

Total	$4,224,153	$3,296,582

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$85,531,390 [5]

Gross unrealized appreciation	$3,954,977
Gross unrealized depreciation	(7,504,957)

Net unrealized depreciation	$(3,549,980)

5.	The Federal tax cost of securities does not include cost of $11,994,155, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$389
Payments Made to Retired Trustees	209
Accumulated Liability as of March 31, 2010	1,769
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,401,880	$25,092,568	2,173,327	$22,079,543
Dividends and/or distributions reinvested	171,483	1,817,194	94,525	941,248
Redeemed	(2,600,346)	(27,328,498)	(1,142,293)	(11,440,789)

Net increase (decrease)	(26,983)	$(418,736)	1,125,559	$11,580,002

OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class B
Sold	157,789	$1,646,624	77,616	$772,127
Dividends and/or distributions reinvested	8,182	87,103	3,252	31,827
Redeemed	(33,562)	(343,669)	(30,282)	(295,789)

Net increase	132,409	$1,390,058	50,586	$508,165

Class C
Sold	1,490,956	$15,816,454	737,388	$7,503,953
Dividends and/or distributions reinvested	53,885	573,843	24,926	245,200
Redeemed	(219,650)	(2,321,866)	(340,302)	(3,429,031)

Net increase	1,325,191	$14,068,431	422,012	$4,320,122

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$36,775,012	$14,526,404
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $39,427 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$74,036
Class C	313,532
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor
March 31, 2010	$86,017	$—	$3,100	$2,699
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $108,892, $6,186 and $49,271 for Class A, Class B and Class C shares, respectively.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.19% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$3,342,466
Average Daily Interest Rate	0.457%
Fees Paid	$137,981
Interest Paid	$21,369
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester Ohio Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon		Maturity	Value

Municipal Bonds and Notes—110.0%
Ohio—85.3%
$40,000	Adams County, OH Valley Local School District[1]	5.250%		12/01/2021	$40,127
25,000	Akron, OH Waterworks[1]	5.625		12/01/2020	25,030
1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750		02/15/2039	1,061,240
35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)[1]	6.050		12/15/2019	32,764
5,000	Athens County, OH Community Mental Health (Kevin Coleman Foundation/Mahoning County Chemical Obligated Group)[1]	6.000		03/01/2013	5,089
5,000	Auglaize County, OH (Lake Pleasant Central School)	7.000		12/01/2011	5,028
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000		12/01/2035	77,777
2,145,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	1,986,699
7,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	4,987,850
4,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.500		06/01/2047	3,133,480
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	1,220,570
25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150		01/20/2050	26,760
1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	5.750		11/01/2022	1,904,483
90,000	Clermont County, OH Hospital Facilities (Mercy Health System)[1]	5.625		09/01/2021	90,000
155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375		09/15/2027	127,402
240,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700		12/01/2019	217,070
420,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	419,941
220,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Bottle Supply)[1]	6.500		11/15/2021	214,733
680,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125		05/15/2025	576,518
255,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750		05/15/2020	233,866
390,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800		05/15/2027	345,466
1,055,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	6.200		05/15/2022	1,021,768
5,000	Coldwater Village, OH School District[1]	5.350		12/01/2011	5,038
1,250,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000		05/15/2035	1,266,663
85,000	Cuyahoga County, OH Health Care Facilities (Menorah Park Center for Senior Living)[1]	6.600		02/15/2018	83,755
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.700%	08/15/2028	$64,770
25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.800	02/15/2035	22,876
45,000	Cuyahoga County, OH Hospital (Cleveland Clinic)[1]	5.125	01/01/2029	45,167
35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2013	35,076
25,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2015	25,040
35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2017	35,032
130,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.250	02/15/2019	130,086
10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.375	02/15/2012	10,022
10,000	Cuyahoga County, OH Hospital (W.O. Walker Center)[1]	5.000	01/01/2023	9,380
1,540,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,558,280
325,000	Cuyahoga County, OH Multifamily (Allerton Apartments)[1]	5.400	08/20/2048	328,604
135,000	Cuyahoga County, OH Utility System (The Medical Center Company)[1]	5.850	08/15/2010	135,527
425,000	Dayton, OH Airport (James M. Cox)[1]	5.250	12/01/2023	413,262
20,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	18,586
130,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[1]	5.500	08/15/2022	126,805
35,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[1]	5.625	08/15/2032	32,341
265,000	Fairfield County, OH Hospital Improvement (Lancaster-Fairfield Community Hospital)[1]	5.500	06/15/2021	258,065
40,000	Finneytown, OH Local School District[1]	5.800	12/01/2024	40,033
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	8,972
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	44,244
15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	12,066
5,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.400	07/01/2010	5,019
510,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2011	511,800
15,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2017	14,701
1,000,000	Franklin County, OH Hospital (Nationwide Childrens Hospital)[1]	5.000	11/01/2034	1,003,740
390,000	Franklin County, OH Hospital (Trinity Health)[1]	5.800	06/01/2016	390,780
20,000	Franklin County, OH Mtg. (Briggs/Wedgewood Assoc.)	5.650	11/20/2022	20,158
170,000	Franklin County, OH Mtg. (Villas at St. Therese)[1]	5.500	07/01/2021	160,183
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$25,000	Franklin County, OH Multifamily Hsg. (Hamilton Creek)	5.550%	07/01/2024	$25,011
40,000	Franklin County, OH Revenue (New Lincoln Lodge)[1]	6.850	02/01/2035	41,435
225,000	Glenwillow Village, OH GO1	5.875	12/01/2024	232,821
3,500,000	Greene County, OH (Greene Town Center)[1]	8.000	12/01/2034	3,603,705
187,500	Greene County, OH Economic Devel. (YMCA)[1]	6.000	12/01/2023	139,562
750,000	Greene County, OH Hospital Facility (Kettering Health Network)[1]	5.375	04/01/2034	755,588
20,000	Greene County, OH University Hsg. (Central State University)[1]	5.000	09/01/2024	13,186
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	31,693
55,000	Greene County, OH University Hsg. (Central State University)[1]	5.375	09/01/2022	39,775
35,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	22,526
2,500,000	Grove City, OH Tax Increment Financing[1]	5.375	12/01/2031	1,779,625
49,000	Heath City, OH School District[1]	6.375	12/01/2027	49,685
5,000,000	Hickory Chase, OH Community Authority Infrastructure Improvement[1]	7.000	12/01/2038	3,258,750
1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2032	1,130,675
500,000	Lake County, OH Hospital Facilities (Lake Hospital System)[1]	6.000	08/15/2043	486,340
15,000	Lake County, OH Sewer District Improvements[1]	6.250	12/01/2014	15,072
40,000	Lakewood, OH GO1	5.125	12/01/2017	40,144
85,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza)[1]	6.375	07/15/2019	82,759
10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)[1]	5.250	02/01/2021	9,742
10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)[1]	5.375	02/01/2012	10,018
10,000	Lorain County, OH Health Facilities (Catholic Healthcare Partners)[1]	5.500	09/01/2029	10,123
10,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.375	10/01/2030	10,045
195,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.500	09/01/2027	195,057
20,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2016	20,032
15,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.625	09/01/2017	15,020
500,000	Lorain County, OH Multifamily Hsg. (Kensington Square)[1]	5.800	07/20/2050	530,625
200,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	145,508
20,000	Lorain, OH GO1	5.650	12/01/2015	20,163
100,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	6.550	08/15/2024	100,888
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$50,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.375%	11/15/2023	$50,418
50,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.625	11/15/2018	50,555
80,000	Mahoning County, OH Hospital Facilities (Forum Health Obligated Group)[1]	5.000	11/15/2025	56,281
480,000	Mahoning County, OH Hospital Facilities (Forum Health/Trumbull Memorial Hospital/Beeghly Oaks)	6.000	11/15/2032	337,685
170,000	Marblehead, OH GO (Island View Waterline)[1]	5.250	12/01/2026	172,084
45,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	45,156
260,000	Middleburg Heights, OH Hospital (Southwest General Health Center)[1]	5.625	08/15/2015	263,396
550,000	Montgomery County, OH (Miami Valley Hospital)[1]	6.250	11/15/2033	578,952
750,000	Montgomery County, OH (Vindalia Butler City School District)[1]	5.000	12/01/2038	781,523
55,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek)[1]	5.600	09/01/2011	55,959
150,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400	12/01/2016	150,075
95,000	Muskingum County, OH Hospital Facilities (FSCCHM)[1]	5.375	02/15/2012	95,178
325,000	New Carlisle, OH (Twin Creek)[1]	6.125	11/01/2026	336,619
30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke)[1]	5.800	11/15/2028	24,944
500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	520,370
680,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	8.500	02/01/2020	488,995
50,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	10.000	02/01/2020	37,395
515,000	OH Air Quality Devel. Authority (JMG Funding)[1]	5.625	10/01/2022	444,296
805,000	OH Air Quality Devel. Authority (JMG Funding)[1]	5.625	01/01/2023	693,033
680,000	OH Air Quality Devel. Authority (Marion Ethanol)[1]	8.500	02/01/2020	488,995
500,000	OH Air Quality Devel. Authority (Ohio Valley Electric Corp.)[1]	5.625	10/01/2019	519,955
150,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	152,477
15,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	15,392
35,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950	09/01/2029	31,852
165,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)	6.600	08/01/2025	165,248
190,000	OH HFA[1]	5.250	09/01/2030	184,275
1,000,000	OH HFA[1]	5.400	09/01/2033	1,032,010
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$10,000	OH HFA (Oakleaf Village)	5.700%	09/01/2026	$10,008
730,000	OH HFA (Palmer Gardens)[1]	5.400	03/20/2038	741,235
50,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	53,779
100,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	109,325
215,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	225,808
5,000	OH HFA (Wind River Apartments)[1]	5.650	05/01/2032	5,003
10,000	OH HFA, Series A-1	5.400	09/01/2029	10,005
500,000	OH Higher Education Facility Commission (Kenyon College)[1]	5.250	07/01/2044	515,555
100,000	OH Higher Education Facility Commission (Xavier University)[1]	5.000	05/01/2040	100,153
500,000	OH Hospital Facility (Cleveland Clinic Foundation/ Cleveland Clinic Health System-East Region Obligated Group)[1]	5.500	01/01/2034	522,910
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3,4]	14.500	07/01/2028	—
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[1]	7.125	08/01/2025	77,994
2,000,000	OH RiverSouth Authority (Lazarus Building Redevel.)[1]	5.750	12/01/2027	1,843,560
60,000	OH Sewage & Solid Waste Disposal (Anheuser Busch)[1]	6.000	07/01/2035	60,059
600,000	OH Solid Waste Disposal (USG Corp.)[1]	5.600	08/01/2032	470,814
950,000	OH Solid Waste Disposal (USG Corp.)[1]	5.650	03/01/2033	748,581
215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	177,040
250,000	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)	6.350	07/01/2027	87,963
500,000	Orange Village, OH GO1	5.500	12/01/2027	501,510
390,000	Orange Village, OH GO (Chagrin)[1]	5.250	12/01/2024	389,259
50,000	Pike County, OH Hospital Facilities (Pike Health Services)	6.750	07/01/2017	50,007
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[1]	6.400	02/15/2034	145,566
10,000	Ravenna, OH GO1	6.300	02/01/2013	10,034
125,000	Richland County, OH Hospital Facilities (Medcentral Health System)[1]	6.375	11/15/2022	127,251
175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	180,647
20,000	Seven Hills, OH GO1	6.250	12/01/2020	20,618
10,000	Sheffield, OH GO1	7.250	12/01/2011	10,021
5,000	Springboro, OH Special Assessment[1]	6.250	12/01/2014	5,111
20,000	Springboro, OH Special Assessment (Pioneer Blvd.)[1]	6.350	12/01/2014	20,047
940,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	741,604
580,000	Summit County, OH Port Authority (Twinsburg Township)[1]	5.125	05/15/2025	489,300
35,000	Toledo, OH GO1	6.350	12/01/2025	35,033
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Ohio Continued
$60,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.400%		12/01/2023	$60,190
95,000	Toledo, OH Multifamily Hsg. (Commodore Perry)[1]	5.450		12/01/2028	95,164
5,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.250		12/01/2018	5,015
130,000	Toledo, OH Multifamily Hsg. (Hillcrest Apartments)[1]	5.300		12/01/2028	129,684
280,000	Toledo-Lucas County, OH Port Authority[1]	5.500		05/15/2020	229,404
2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.375		12/01/2035	2,233,164
1,050,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.125		11/15/2025	873,411
200,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.400		05/15/2019	183,730
965,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000		11/15/2027	886,324
70,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375		11/15/2032	66,404
1,050,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400		11/01/2036	960,267
1,500,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500		12/01/2034	1,380,480
10,000	Warren, OH Waterworks[1]	5.000		11/01/2022	10,006
100,000	Wood County, OH Industrial Devel. (Schutz Container System)[1]	7.125		06/01/2013	100,238

					60,857,704

U.S. Possessions—24.7%
500,000	Guam GO1	6.750		11/15/2029	534,610
750,000	Guam GO1	7.000		11/15/2039	805,118
250,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	186,105
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,037,400
750,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	820,223
800,000	Puerto Rico Electric Power Authority, Series UU1	0.860	[5]	07/01/2031	565,800
15,000	Puerto Rico HFC[1]	5.100		12/01/2018	15,223
90,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	71,672
215,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	217,776
1,015,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	984,002
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,952,817
580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	571,352
15,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250		07/01/2016	15,071
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750		06/01/2029	37,367
2,085,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,618,731
30,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	30,091
15,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	14,916
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,915,000	Puerto Rico Public Buildings Authority[1,6]	6.750%		07/01/2036	$2,105,466
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	550,660
250,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	271,605
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	533,035
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,125,000
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[7]	08/01/2032	766,230
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	527,240
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	538,435
15,000	University of V.I., Series A1	6.000		12/01/2019	14,645
1,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	897,660
335,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	337,801
50,000	V.I. Water & Power Authority[1]	5.300		07/01/2021	47,792
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	462,345

					17,656,188

Total Investments, at Value (Cost $86,501,516)—110.0%					78,513,892
Liabilities in Excess of Other Assets—(10.0)					(7,155,723)

Net Assets—100.0%					$71,358,169

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Non-income producing security.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	When-issued security or delayed delivery to be delivered and settled after March 31, 2010. See Note 1 of accompanying Notes.

7.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3 –
	Level 1 –	Level 2 –	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$60,857,704	$—	$60,857,704
U.S. Possessions	—	17,656,188	—	17,656,188

Total Assets	$—	$78,513,892	$—	$78,513,892

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.

BCG	Bethesda Care Givers

BHA	Bethesda Hospital Assoc.

BHC	Bethesda Home Care

CSAHS	The Sisters of Charity of St. Augustine Health System

FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry.

GO	General Obligation

HFA	Housing Finance Agency

HFC	Housing Finance Corp.

IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities

ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

PP	Professionals PRN, Inc.

SSNH	Sunny Slope Nursing Home

TASC	Tobacco Settlement Asset-Backed Bonds

UHHS	University Hospitals Health System

V.I.	United States Virgin Islands

YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $86,501,516)—see accompanying statement of investments	$78,513,892
Cash	245,935
Receivables and other assets:
Interest	1,638,929
Shares of beneficial interest sold	787,020
Other	29,477

Total assets	81,215,253

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	8,700,000
Investments purchased (including $557,023 purchased on a when-issued or delayed delivery basis)	909,496
Dividends	79,639
Distribution and service plan fees	42,009
Shares of beneficial interest redeemed	33,317
Shareholder communications	20,066
Trustees’ compensation	3,742
Transfer and shareholder servicing agent fees	3,098
Interest expense on borrowings	1,698
Other	64,019

Total liabilities	9,857,084

Net Assets	$71,358,169

Composition of Net Assets
Par value of shares of beneficial interest	$7,148
Additional paid-in capital	91,306,067
Accumulated net investment income	482,233
Accumulated net realized loss on investments	(12,449,655)
Net unrealized depreciation on investments	(7,987,624)

Net Assets	$71,358,169

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $45,441,121 and 4,549,857 shares of beneficial interest outstanding)	$9.99
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.49

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,775,060 and 278,044 shares of beneficial interest outstanding)	$9.98

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $23,141,988 and 2,320,215 shares of beneficial interest outstanding)	$9.97
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$4,876,268
Other income	12

Total investment income	4,876,280

Expenses
Management fees	337,692
Distribution and service plan fees:
Class A	91,348
Class B	25,309
Class C	190,677
Transfer and shareholder servicing agent fees:
Class A	23,008
Class B	2,983
Class C	14,557
Shareholder communications:
Class A	21,389
Class B	3,142
Class C	15,209
Borrowing fees	258,616
Interest expense on borrowings	36,473
Trustees’ compensation	1,847
Custodian fees and expenses	861
Other	52,194

Total expenses	1,075,305
Less waivers and reimbursements of expenses	(206,804)

Net expenses	868,501

Net Investment Income	4,007,779

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(7,287,987)
Net change in unrealized appreciation/depreciation on investments	19,427,524

Net Increase in Net Assets Resulting from Operations	$16,147,316

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$4,007,779	$4,230,993
Net realized loss	(7,287,987)	(3,313,577)
Net change in unrealized appreciation/depreciation	19,427,524	(19,073,099)

Net increase (decrease) in net assets resulting from operations	16,147,316	(18,155,683)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,756,711)	(2,813,302)
Class B	(156,473)	(150,229)
Class C	(1,172,832)	(995,687)

	(4,086,016)	(3,959,218)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	4,751,926	513,398
Class B	47,465	800,068
Class C	5,819,246	3,799,672

	10,618,637	5,113,138

Net Assets
Total increase (decrease)	22,679,937	(17,001,763)
Beginning of period	48,678,232	65,679,995

End of period (including accumulated net investment income of $482,233 and $560,470, respectively)	$71,358,169	$48,678,232

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$16,147,316
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(25,749,663)
Proceeds from disposition of investment securities	10,979,710
Short-term investment securities, net	5,638,896
Premium amortization	57,160
Discount accretion	(225,594)
Net realized loss on investments	7,287,987
Net change in unrealized appreciation/depreciation on investments	(19,427,524)
Change in assets:
Decrease in other assets	17,312
Increase in interest receivable	(266,198)
Change in liabilities:
Increase in payable for securities purchased	408,852
Increase in other liabilities	17,190

Net cash used in operating activities	(5,114,556)

Cash Flows from Financing Activities
Proceeds from bank borrowings	34,300,000
Payments on bank borrowings	(35,100,000)
Proceeds from shares sold	28,756,900
Payments on shares redeemed	(21,357,836)
Cash distributions paid	(1,610,738)

Net cash provided by financing activities	4,988,326
Net decrease in cash	(126,230)
Cash, beginning balance	372,165

Cash, ending balance	$245,935

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,476,630.
Cash paid for interest on bank borrowings—$41,423.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.04	$11.41	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.64	.70	.68	.61
Net realized and unrealized gain (loss)	1.97	(3.41)	(2.21)	.61

Total from investment operations	2.61	(2.71)	(1.53)	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.66)	(.64)	(.44)

Net asset value, end of period	$9.99	$8.04	$11.41	$13.58

Total Return, at Net Asset Value[3]	33.13%	(24.44)%	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,441	$32,743	$47,326	$22,292

Average net assets (in thousands)	$39,835	$42,433	$39,710	$12,528

Ratios to average net assets:[4]
Net investment income	6.80%	7.06%	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.98%	0.97%	0.90%	0.99%
Interest and fees from borrowings	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	0.32%	0.73%	0.17%

Total expenses	1.46%	2.24%	2.42%	2.66%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.14%	1.12%	1.53%	0.97%

Portfolio turnover rate	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.03	$11.40	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.57	.63	.59	.52
Net realized and unrealized gain (loss)	1.97	(3.42)	(2.23)	.62

Total from investment operations	2.54	(2.79)	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.58)	(.54)	(.36)

Net asset value, end of period	$9.98	$8.03	$11.40	$13.58

Total Return, at Net Asset Value[3]	32.19%	(25.04)%	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,775	$2,196	$2,316	$935

Average net assets (in thousands)	$2,532	$2,481	$1,872	$419

Ratios to average net assets:[4]
Net investment income	6.07%	6.52%	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.89%	1.91%	1.84%	2.45%
Interest and fees from borrowings	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	0.32%	0.73%	0.17%

Total expenses	2.37%	3.18%	3.36%	4.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.90%	1.87%	2.28%	1.72%

Portfolio turnover rate	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$8.03	$11.39	$13.57	$12.80

Income (loss) from investment operations:
Net investment income[2]	.57	.63	.59	.46
Net realized and unrealized gain (loss)	1.96	(3.41)	(2.23)	.67

Total from investment operations	2.53	(2.78)	(1.64)	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.59)	(.58)	(.54)	(.36)

Net asset value, end of period	$9.97	$8.03	$11.39	$13.57

Total Return, at Net Asset Value[3]	32.05%	(24.97)%	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,142	$13,739	$16,038	$3,895

Average net assets (in thousands)	$19,094	$16,693	$11,872	$784

Ratios to average net assets:[4]
Net investment income	5.99%	6.41%	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.79%	1.87%	1.75%	1.95%
Interest and fees from borrowings	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	0.32%	0.73%	0.17%

Total expenses	2.27%	3.14%	3.27%	3.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.91%	1.87%	2.28%	1.72%

Portfolio turnover rate	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$557,023
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of March 31, 2010 is as follows:

Cost	$971,844
Market Value	$—
Market Value as a % of Net Assets	—%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$913,408	$—	$12,436,660	$8,000,619

1.	As of March 31, 2010, the Fund had $12,406,165 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2015	$5
2016	809,696
2017	2,144,196
2018	9,452,268

Total	$12,406,165

2.	As of March 31, 2010, the Fund had $30,495 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2019.

3.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$4,085,822	$3,956,990
Ordinary income	194	2,228

Total	$4,086,016	$3,959,218

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$86,514,511

Gross unrealized appreciation	$2,259,357
Gross unrealized depreciation	(10,259,976)

Net unrealized depreciation	$(8,000,619)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$394
Payments Made to Retired Trustees	250
Accumulated Liability as of March 31, 2010	2,099
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,075,249	$19,851,258	2,041,645	$20,170,311
Dividends and/or distributions reinvested	186,108	1,765,241	162,147	1,556,254
Redeemed	(1,785,355)	(16,864,573)	(2,279,387)	(21,213,167)

Net increase (decrease)	476,002	$4,751,926	(75,595)	$513,398

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class B
Sold	85,258	$806,958	171,922	$1,705,637
Dividends and/or distributions reinvested	7,673	72,200	10,770	100,190
Redeemed	(88,293)	(831,693)	(112,404)	(1,005,759)

Net increase	4,638	$47,465	70,288	$800,068

Class C
Sold	924,628	$8,842,941	769,606	$8,097,415
Dividends and/or distributions reinvested	67,505	639,189	54,681	511,091
Redeemed	(383,323)	(3,662,884)	(520,639)	(4,808,834)

Net increase	608,810	$5,819,246	303,648	$3,799,672

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$25,749,663	$10,979,710
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $40,533 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$56,945
Class C	273,566
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$44,015	$—	$35,634	$3,631
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $126,659, $11,870 and $68,275 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.48% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Borrowings Continued
As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$8,326,849
Average Daily Interest Rate	0.438%
Fees Paid	$233,378
Interest Paid	$41,423
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Virginia Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Virginia Municipal Fund, including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Virginia Municipal Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
May 19, 2010
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2010

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes —117.4%
Virginia —58.4%
$100,000	Albemarle County, VA IDA (Westminster-Canterbury of the Blue Ridge)[1]	5.000%	01/01/2031	$88,754
25,000	Alexandria, VA IDA (Alexandria Hospital)[1]	5.500	07/01/2014	25,095
10,000	Alexandria, VA IDA Pollution Control (Potomac Electric Power Company)[1]	5.375	02/15/2024	10,003
60,000	Alexandria, VA Redevel. & Hsg. Authority (CRS Alexandria Hsg. Corp.)[1]	6.125	10/01/2029	60,904
5,000	Broadway, VA IDA (Bridgewater College)[1]	5.375	04/01/2033	4,595
265,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	242,070
2,400,000	Celebrate, VA North Community Devel. Authority Special Assessment[1]	6.750	03/01/2034	1,906,008
15,000	Chesapeake, VA IDA (Chesapeake Court House)[1]	5.250	06/01/2017	15,046
20,000	Chesapeake, VA Redevel. & Hsg. Authority (Chesapeake Crossing Seniors Community Three)	6.200	04/01/2028	14,155
500,000	Chesterfield County, VA EDA (VA Electric & Power Company)[1]	5.600	11/01/2031	491,980
720,000	Chesterfield County, VA Health Center (Lucy Corr Village)	6.250	12/01/2038	678,874
25,000	Danville, VA IDA (Collegiate Hsg. Foundation)	6.500	06/01/2014	25,178
70,000	Danville, VA IDA Educational Facilities (Averett University)	6.000	03/15/2016	69,002
245,000	Dulles, VA Town Center CDA (Dulles Town Center)	6.250	03/01/2026	232,003
25,000	Fairfax County, VA Redevel. & Hsg. Authority (Herndon Harbor House)	5.875	08/01/2027	25,017
135,000	Fairfax County, VA Redevel. & Hsg. Authority (Paul Spring Retirement Center)	6.000	12/15/2028	135,128
200,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125	03/01/2036	136,472
1,220,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450	03/01/2036	865,724
1,250,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800	03/01/2036	923,313
50,000	Galax, VA IDA Hospital Facilities (Twin County Regional Healthcare)	5.750	09/01/2020	50,072
2,540,000	Halifax County, VA IDA (Old Dominion Electric Cooperative)[1]	5.625	06/01/2028	2,619,070
170,000	Henrico County, VA IDA (Browning-Ferris Industries)	5.875	03/01/2017	170,104
50,000	Henrico County, VA IDA (Collegiate School)[1]	5.100	10/15/2029	50,015
600,000	Isle Wight County, VA IDA Environmental Improvement (International Paper Company)[1]	6.600	05/01/2024	606,216
125,000	James City County, VA IDA (Anheuser-Busch Companies)[1]	6.000	04/01/2032	125,024
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Virginia Continued
$10,000	Lancaster County, VA IDA (Rappahannock Westminster Canterbury)	6.000%	04/01/2032	$8,539
1,000,000	Lewistown, VA Commerce Center Community Devel. Authority	6.050	03/01/2027	800,400
35,000	Lexington, VA IDA (Stonewall Jackson Hospital)	7.000	07/01/2030	35,124
65,000	Loudoun County, VA IDA (Dulles Airport Marriott Hotel)[1]	7.125	09/01/2015	64,163
10,000	Lynchburg, VA IDA (Lynchburg College)[1]	5.250	09/01/2028	9,735
15,000	Lynchburg, VA IDA (The Summit)	6.125	01/01/2021	13,922
1,500,000	Manassas Park, VA Economic Devel. Authority	6.000	07/15/2035	1,492,110
10,000	Manassas, VA GO1	6.000	05/01/2014	10,224
100,000	New Port, VA CDA	5.600	09/01/2036	53,850
35,000	Norfolk, VA Airport Authority (Air Cargo)[1]	6.250	01/01/2030	32,633
300,000	Norfolk, VA EDA, Series A	6.000	11/01/2036	217,503
10,000	Norfolk, VA GO1	5.750	06/01/2017	10,014
815,000	Norfolk, VA Redevel. & Hsg. Authority (First Mtg.-Retirement Community)	6.125	01/01/2035	707,779
2,040,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000	12/01/2022	2,019,682
100,000	Peninsula, VA Ports Authority (The Brinks Company)[1]	6.000	04/01/2033	102,169
415,000	Peninsula, VA Ports Authority Health Care Facilities (Bon Secours Health Systems)[1]	5.250	08/15/2023	415,037
3,100,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	2,995,561
75,000	Prince William County, VA IDA (Melrose Apartments)[1]	5.400	01/01/2029	74,556
1,765,000	Prince William County, VA Multifamily Hsg. Pass-Through Certificates (Woodward Gables)	5.600	11/01/2034	1,608,515
45,000	Richmond, VA IDA (Virginia Commonwealth University Real Estate Foundation)[1]	5.550	01/01/2031	45,418
5,000	Richmond, VA Metropolitan Authority (Expressway)	5.400	01/15/2013	5,145
25,000	Roanoke, VA IDA (Virginia Lutheran Homes)	6.000	12/01/2032	21,034
1,100,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2028	1,080,255
1,000,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2038	930,510
5,000	Suffolk, VA IDA (Hotel & Conference Center)	5.125	10/01/2035	5,642
2,925,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.150	09/01/2024	2,632,325
400,000	Suffolk, VA IDA (Lake Prince Center)	5.300	09/01/2031	342,428
410,000	Suffolk, VA Redevel. & Hsg. Authority (Hope Village Apartments)[1]	5.600	02/01/2033	421,624
1,200,000	VA Celebrate South CDA Special Assessment	6.250	03/01/2037	825,672
310,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000	06/01/2036	268,575
218,000	VA Gateway Community Devel. Authority	6.375	03/01/2030	208,183
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$100,000	VA H2O Community Devel. Authority	5.200%		09/01/2037	$56,924
65,000	VA Hsg. Devel. Authority (Rental Hsg.)[1]	6.000		08/01/2017	65,335
75,000	VA Hsg. Devel. Authority, Series D1	6.000		04/01/2024	75,296
100,000	VA Hsg. Devel. Authority, Series E1	6.375		01/01/2036	109,547
240,000	VA Multifamily Hsg. (The Broad Point/ American International Group)	5.950	[2]	11/01/2033	209,640
20,000	VA Resources Authority Airports, Series B1	5.125		08/01/2027	19,649
1,500,000	VA Small Business Financing Authority (Hampton Roads Proton)	9.000		07/01/2039	1,561,883
8,000,000	VA Small Business Financing Authority (Sentara Healthcare)[1]	5.000		11/01/2040	8,094,480
250,000	VA Small Business Financing Authority (Wellmont Health System)[1]	5.250		09/01/2037	225,845
22,000,000	VA Tobacco Settlement Authority	5.770	[3]	06/01/2047	703,780
173,000,000	VA Tobacco Settlement Authority	10.040	[3]	06/01/2047	6,608,600
45,000	Virginia Beach, VA Devel. Authority (Our Lady of Perpetual Help Health Center)	6.150		07/01/2027	40,759
220,000	Virginia Beach, VA Industrial Devel. Revenue (Holiday Inn)	7.250		12/01/2012	219,987
500,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.250		07/01/2019	596,155
330,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.500		07/01/2029	379,022
250,000	Washington County, VA IDA (Mountain States Health Alliance)[1]	7.750		07/01/2038	287,310
3,425,000	Watkins Centre, VA Community Devel. Authority[1]	5.400		03/01/2020	3,285,226
3,150,000	White Oaks, VA Village Shops Community Devel. Authority Special Assessment[1]	5.300		03/01/2017	3,126,501

					52,694,088

U.S. Possessions—47.4%
200,000	Guam GO1	6.750		11/15/2029	213,844
400,000	Guam GO1	7.000		11/15/2039	429,396
35,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750		09/01/2031	38,231
1,000,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2017	906,360
1,195,000	Northern Mariana Islands Commonwealth, Series A	5.000		06/01/2030	889,582
255,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[4]	07/01/2024	249,548
750,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2038	779,063
1,600,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000		07/01/2044	1,659,840
205,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	198,864
550,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	480,805
25,800,000	Puerto Rico Children’s Trust Fund (TASC)	6.417	[3]	05/15/2050	964,920
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,000,000	Puerto Rico Commonwealth GO1	6.000%		07/01/2039	$1,045,360
1,250,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	1,367,038
2,000,000	Puerto Rico Electric Power Authority, Series UU1	0.860	[2]	07/01/2031	1,414,500
1,000,000	Puerto Rico Highway & Transportation Authority[1]	5.250		07/01/2030	988,860
500,000	Puerto Rico Highway & Transportation Authority[1]	5.500		07/01/2023	518,560
5,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	5,012
15,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	13,698
250,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	227,888
100,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	101,374
310,000	Puerto Rico Infrastructure	6.800	[3]	07/01/2029	86,595
1,000,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2033	203,060
500,000	Puerto Rico Infrastructure	7.000	[3]	07/01/2035	86,340
3,060,000	Puerto Rico Infrastructure	7.004	[3]	07/01/2032	671,486
820,000	Puerto Rico Infrastructure	7.050	[3]	07/01/2042	83,205
5,600,000	Puerto Rico Infrastructure	7.391	[3]	07/01/2030	1,448,048
90,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	91,162
1,825,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	1,769,265
905,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	833,632
4,535,000	Puerto Rico Infrastructure Financing Authority	6.800	[3]	07/01/2031	1,081,235
700,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2026	623,553
745,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	621,203
110,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	108,360
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	227,245
750,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625		06/01/2026	756,810
25,000	Puerto Rico ITEMECF (SEAM/Hospital Espanol Auxillio Obligated Group)[1]	6.250		07/01/2024	25,020
500,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	476,505
105,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	81,519
10,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	10,007
5,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	5,015
1,000,000	Puerto Rico Public Buildings Authority[1]	5.625		07/01/2039	1,012,490
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	276,643
1,265,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	1,390,817
1,500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	1,651,980
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	543,210
25,000	Puerto Rico Public Finance Corp., Series A1	5.250		08/01/2031	25,553
145,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	149,478
19,650,000	Puerto Rico Sales Tax Financing Corp., Series A	6.070	[3]	08/01/2054	1,171,337
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	1,125,000
13,950,000	Puerto Rico Sales Tax Financing Corp., Series A	7.287	[3]	08/01/2056	731,259
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$250,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000%[4]		08/01/2032	$191,558
8,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	8,435,840
200,000	V.I. HFA, Series A	6.500		03/01/2025	200,186
300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	269,298
900,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	903,321
620,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	625,183
400,000	V.I. Public Finance Authority, Series A1	5.000		10/01/2039	360,236
750,000	V.I. Public Finance Authority, Series A1	6.375		10/01/2019	763,470
1,250,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	1,155,913

					42,764,780

District of Columbia—11.6%
150,000	Metropolitan Washington D.C. Airport Authority[1]	5.375		10/01/2029	153,336
1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	1.426	[3]	10/01/2041	1,074,015
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.170	[3]	10/01/2040	758,450
5,000,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	7.910	[3]	10/01/2040	629,700
8,000,000	Metropolitan Washington D.C. Airport Authority, Series A5	5.000		10/01/2035	7,842,000

					10,457,501

Total Investments, at Value (Cost $106,073,276)—117.4%					105,916,369
Liabilities in Excess of Other Assets—(17.4)					(15,727,769)

Net Assets—100.0%					$90,188,600

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of accompanying Notes.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Zero coupon bond reflects effective yield on the date of purchase.

4.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2010 based on valuation input level:

			Level 3–
	Level 1–	Level 2–	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Virginia	$—	$52,694,088	$—	$52,694,088
U.S. Possessions	—	42,764,780	—	42,764,780
District of Columbia	—	10,457,501	—	10,457,501

Total Assets	$—	$105,916,369	$—	$105,916,369

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

CDA	Communities Devel. Authority
EDA	Economic Devel. Authority
GO	General Obligation
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
ROLs	Residual Option Longs
SEAM	Sociedad Espanola de Auxilio Mutuo
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2010

Assets
Investments, at value (cost $106,073,276)—see accompanying statement of investments	$105,916,369
Cash	145,693
Receivables and other assets:
Interest	1,200,118
Shares of beneficial interest sold	431,387
Other	11,645

Total assets	107,705,212

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	12,000,000
Payable on borrowings (See Note 5)	4,700,000
Investments purchased	424,751
Shares of beneficial interest redeemed	143,747
Dividends	108,722
Distribution and service plan fees	51,465
Shareholder communications	22,106
Transfer and shareholder servicing agent fees	3,627
Trustees’ compensation	1,944
Interest expense on borrowings	1,017
Other	59,233

Total liabilities	17,516,612

Net Assets	$90,188,600

Composition of Net Assets
Par value of shares of beneficial interest	$9,597
Additional paid-in capital	92,953,146
Accumulated net investment income	1,572,660
Accumulated net realized loss on investments	(4,189,896)
Net unrealized depreciation on investments	(156,907)

Net Assets	$90,188,600

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $61,890,579 and 6,581,861 shares of beneficial interest outstanding)	$9.40
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.87
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,694,565 and 713,162 shares of beneficial interest outstanding)	$9.39
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,603,456 and 2,302,434 shares of beneficial interest outstanding)	$9.38
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

Investment Income
Interest	$6,071,170

Expenses
Management fees	344,097
Distribution and service plan fees:
Class A	108,299
Class B	44,671
Class C	137,831
Transfer and shareholder servicing agent fees:
Class A	21,585
Class B	3,959
Class C	9,559
Shareholder communications:
Class A	25,119
Class B	5,108
Class C	10,515

Borrowing fees	77,834
Interest expense and fees on short-term floating rate notes issued (See Note 1)	68,202
Legal, auditing and other professional fees	41,500
Interest expense on borrowings	9,425
Trustees’ compensation	1,234
Custodian fees and expenses	836
Other	8,475

Total expenses	918,249
Less waivers and reimbursements of expenses	(138,966)

Net expenses	779,283

Net Investment Income	5,291,887

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,711,635)
Net change in unrealized appreciation/depreciation on investments	13,277,564

Net Increase in Net Assets Resulting from Operations	$16,857,816

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2010	2009

Operations
Net investment income	$5,291,887	$2,051,734
Net realized loss	(1,711,635)	(1,777,532)
Net change in unrealized appreciation/depreciation	13,277,564	(8,083,753)

Net increase (decrease) in net assets resulting from operations	16,857,816	(7,809,551)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,097,794)	(1,578,110)
Class B	(275,316)	(58,671)
Class C	(852,312)	(342,271)

	(4,225,422)	(1,979,052)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	28,556,884	11,727,431
Class B	4,518,523	1,241,502
Class C	13,655,862	2,262,592

	46,731,269	15,231,525

Net Assets
Total increase	59,363,663	5,442,922
Beginning of period	30,824,937	25,382,015

End of period (including accumulated net investment income of $1,572,660 and $506,169, respectively)	$90,188,600	$30,824,937

See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2010

Cash Flows from Operating Activities
Net increase in net assets from operations	$16,857,816
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(68,299,032)
Proceeds from disposition of investment securities	6,004,762
Short-term investment securities, net	2,667,341
Premium amortization	67,578
Discount accretion	(2,423,918)
Net realized loss on investments	1,711,635
Net change in unrealized appreciation/depreciation on investments	(13,277,564)
Change in assets:
Decrease in receivable for securities sold	156,023
Increase in other assets	(8,551)
Increase in interest receivable	(721,482)
Change in liabilities:
Increase in payable for securities purchased	424,751
Increase in other liabilities	59,250

Net cash used in operating activities	(56,781,391)

Cash Flows from Financing Activities
Proceeds from bank borrowings	44,200,000
Payments on bank borrowings	(42,200,000)
Proceeds from short-term floating rate notes issued	12,000,000
Proceeds from shares sold	61,785,712
Payments on shares redeemed	(17,421,370)
Cash distributions paid	(1,791,158)

Net cash provided by financing activities	56,573,184
Net decrease in cash	(208,207)
Cash, beginning balance	353,900

Cash, ending balance	$145,693

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,379,440.
Cash paid for interest on bank borrowings—$9,799.
Cash paid for interest on short-term floating rate notes issued—$68,202.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.23	$10.20	$13.21	$12.60

Income (loss) from investment operations:
Net investment income[2]	.77	.64	.78	.54
Net realized and unrealized gain (loss)	2.02	(2.99)	(3.20)	.44

Total from investment operations	2.79	(2.35)	(2.42)	.98

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.62)	(.59)	(.37)

Net asset value, end of period	$9.40	$7.23	$10.20	$13.21

Total Return, at Net Asset Value[3]	39.56%	(23.70)%	(18.85)%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,891	$24,132	$19,946	$11,023

Average net assets (in thousands)	$44,416	$21,874	$17,701	$7,721

Ratios to average net assets:[4]
Net investment income	8.68%	7.47%	6.54%	5.89%
Expenses excluding interest and fees on short-term floating
rate notes issued	0.98%	1.10%	1.05%	1.23%
Interest and fees from borrowings	0.14%	0.78%	1.68%	1.88%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.21%	0.89%	0.32%

Total expenses	1.23%	2.09%	3.62%	3.43%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[6]	1.02%	1.01%	1.69%	1.12%

Portfolio turnover rate	9%	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Class B Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.22	$10.19	$13.20	$12.60

Income (loss) from investment operations:
Net investment income[2]	.70	.57	.68	.43
Net realized and unrealized gain (loss)	2.03	(2.99)	(3.19)	.47

Total from investment operations	2.73	(2.42)	(2.51)	.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.55)	(.50)	(.30)

Net asset value, end of period	$9.39	$7.22	$10.19	$13.20

Total Return, at Net Asset Value[3]	38.57%	(24.33)%	(19.48)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,695	$1,339	$446	$150

Average net assets (in thousands)	$4,482	$876	$373	$40

Ratios to average net assets:[4]
Net investment income	7.84%	6.82%	5.81%	4.66%
Expenses excluding interest and fees on short-term floating
rate notes issued	1.82%	2.01%	2.16%	6.19%
Interest and fees from borrowings	0.14%	0.78%	1.68%	1.88%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.21%	0.89%	0.32%

Total expenses	2.07%	3.00%	4.73%	8.39%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses[6]	1.78%	1.76%	2.44%	1.87%

Portfolio turnover rate	9%	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended March 31,	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$7.21	$10.18	$13.19	$12.60

Income (loss) from investment operations:
Net investment income[2]	.70	.58	.68	.43
Net realized and unrealized gain (loss)	2.03	(3.00)	(3.19)	.44

Total from investment operations	2.73	(2.42)	(2.51)	.87

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.55)	(.50)	(.28)

Net asset value, end of period	$9.38	$7.21	$10.18	$13.19

Total Return, at Net Asset Value[3]	38.63%	(24.34)%	(19.50)%	6.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,603	$5,354	$4,990	$1,263

Average net assets (in thousands)	$13,828	$5,390	$3,147	$400

Ratios to average net assets:[4]
Net investment income	7.86%	6.63%	5.84%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	1.77%	2.08%	1.83%	2.50%
Interest and fees from borrowings	0.14%	0.78%	1.68%	1.88%
Interest and fees on short-term floating rate notes issued[5]	0.11%	0.21%	0.89%	0.32%

Total expenses	2.02%	3.07%	4.40%	4.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	1.78%	1.76%	2.44%	1.87%

Portfolio turnover rate	9%	41%	50%	2%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Virginia Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Virginia state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $12,000,000 as of March 31, 2010, which represents 11.14% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At March 31, 2010, municipal bond holdings with a value of $16,277,840 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $12,000,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
At March 31, 2010, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal
Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$2,000,000	Metropolitan Washington,
	D.C. Airport Authority ROLs[3]	17.388%	10/1/35	$1,842,000

2,000,000	Puerto Rico Sales Tax Financing
	Corp. ROLs[3]	20.519	8/1/57	2,435,840

				$4,277,840

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page F6 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2010, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $12,000,000.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$834,739	$—	$4,179,896	$166,907

1.	As of March 31, 2010, the Fund had $4,179,896 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2015	$19
2016	241,599
2017	1,430,791
2018	2,507,487

Total	$4,179,896

2.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Reduction to	Accumulated Net
Paid-in Capital	Investment Income

$26	$26
The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009

Distributions paid from:
Exempt-interest dividends	$4,222,323	$1,978,553
Ordinary income	3,099	499

Total	$4,225,422	$1,979,052

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2010 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments,
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$94,081,536 [4]

Gross unrealized appreciation	$5,601,748
Gross unrealized depreciation	(5,768,655)

Net unrealized depreciation	$(166,907)

4.	The Federal tax cost of securities does not include cost of $12,001,740, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2010, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$242
Payments Made to Retired Trustees	120
Accumulated Liability as of March 31, 2010	1,030
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	4,700,487	$41,002,440	2,097,781	$17,280,706
Dividends and/or distributions reinvested	187,948	1,684,407	71,611	595,404
Redeemed	(1,644,933)	(14,129,963)	(785,920)	(6,148,679)

Net increase	3,243,502	$28,556,884	1,383,472	$11,727,431

Class B
Sold	535,043	$4,585,979	152,908	$1,338,957
Dividends and/or distributions reinvested	21,129	189,074	4,856	38,287
Redeemed	(28,560)	(256,530)	(15,941)	(135,742)

Net increase	527,612	$4,518,523	141,823	$1,241,502

OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2010		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount

Class C
Sold	1,849,097	$16,312,449	538,557	$4,743,703
Dividends and/or distributions reinvested	56,512	505,959	22,186	185,747
Redeemed	(345,416)	(3,162,546)	(308,586)	(2,666,858)

Net increase	1,560,193	$13,655,862	252,157	$2,262,592

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$68,299,032	$6,004,762
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2010, the Fund paid $32,779 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2010 were as follows:

Class B	$234,703
Class C	234,864
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2010	$142,524	$—	$8,648	$11,670
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2010, the Manager reimbursed $92,605, $13,127 and $33,234 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2282% as of March 31, 2010). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2010 equal 0.14% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

As of March 31, 2010, the Fund had borrowings outstanding at an interest rate of 0.2282%. Details of the borrowings for the year ended March 31, 2010 are as follows:

Average Daily Loan Balance	$2,606,301
Average Daily Interest Rate	0.437%
Fees Paid	$75,726
Interest Paid	$9,799
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/ or adjustments.
7. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
OPPENHEIMER ROCHESTER VIRGINIA MUNICIPAL FUND

Oppenheimer Rochester State Specific Municipal Funds

Website
www.oppenheimerfunds.com

Investment Adviser
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank
Citibank, N.A.
111 Wall Street
New York, New York 10005

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

PX0570.001.0710

OPPENHEIMER ROCHESTER ARIZONA MUNICIPAL FUND

FORM N-1A

PART C

OTHER INFORMATION

Item 28. - Exhibits

(a)     Declaration of Trust dated March 22, 2006: Previously filed with the Registrant’s Initial Registration Statement, 03/29/06, and incorporated herein by reference.

(b)     By-Laws dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(c)     Not applicable.

(d)     Investment Advisory Agreement dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(e)     (i) General Distributor's Agreement dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

     (ii) Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

     (iii) Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

     (iv) Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

     (v) Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), 10/26/01, and incorporated herein by reference.

     (vi) Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), (10/23/06), and incorporated herein by reference.

(f)     (i)     Amended and Restated Retirement Plan for Non-Interested Trustees or Directors dated 1/01/05: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

     (ii)     Amended & Restated Compensation Deferral Plan for Eligible Trustees, effective 1/1/08: Previously filed with Post-Effective Amendment No. 4 to the Registration Statement of Oppenheimer Portfolio Series (Reg. No. 333-121449), (5/29/09), and incorporated herein by reference.

(g)     (i) Global Custodial Services Agreement dated July 15, 2003, as amended July 26, 2007, between Registrant and Citibank, N.A.: Previously filed with the Registrant’s Post-Effective Amendment No. 1, (7/26/07), and incorporated herein by reference.

     (ii) Amended and Restated Foreign Custody Manager Agreement dated May 31, 2001, as amended July 15, 2003: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer International Large-Cap Core Trust (Reg. No. 333-106014), (8/5/03), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel dated 06/30/06: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)     Investment Letter from OppenheimerFunds, Inc. to Registrant dated 06/30/06: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(m)     (i) Service Plan and Agreement for Class A shares dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(ii) Distribution and Service Plan and Agreement for Class B shares dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(iii) Distribution and Service Plan and Agreement for Class C shares dated April 19, 2006: Previously filed with the Registrant’s Pre-Effective Amendment No. 1, 06/30/06, and incorporated herein by reference.

(n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 9/17/09:  Previously filed with Post-Effective Amendment No. 16 to the Registration Statement of Oppenheimer Main Street Small Cap Fund (Reg. No. 333-78269), 10/02/09, and incorporated herein by reference.

(o)     Power of Attorney dated March 3, 2010 for all Trustees/Directors and Officers: Previously filed with the Post-Effective Amendment No. 21 to the Registration Statement of Oppenheimer International Growth Fund (Reg. No. 333-00201), (3/24/10), and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 29. - Persons Controlled by or Under Common Control with the Fund

None.

Item 30. - Indemnification

Reference is made to the provisions of Article VII of Registrant's Declaration of Trust filed as Exhibit 28(a) to the Registrant’s Initial Registration Statement, 03/29/06, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 31(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Assistant Vice President	None
Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Konstantin Andreev, Assistant Vice President	Formerly a Portfolio Director at Chatham Financial (April 2006 – November 2009).
Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007– April 2009).
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	None
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Senior Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Donal Bishnoi, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	None
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Jack Brown, Vice President	None
Roger Buckley, Assistant Vice President	None
Joy Budzinski, Vice President	None
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Vice President	None
Julie Burke, Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	None
Michael Camarella, Assistant Vice President	None
Dale Campbell, Assistant Vice President	None
Jason Carter, Assistant Vice President	None
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.
H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	None
Eric Compton, Assistant Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Cheryl Corrigan, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
William Couch, Assistant Vice President	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company.
Lisa Crotty, Assistant Vice President	None
Jerry Cubbin, Vice President

Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), a Consultant at Magnitude Capital, (November 2008 – May 2009) and a Managing Director at Brown Brothers Harriman (March 2001 – July 2008).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Alessio de Longis, Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).
Damaris De Los Santos, Assistant Vice President	None
Richard Demarco, Assistant Vice President	None
Mark Demitry, Vice President	None
Robin Dey, Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Andrew Donohue, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (2007 – June 2009).
Alicia Dopico, Vice President	None
Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).
Thomas Doyle, Assistant Vice President	None
Robert Dunphy, Assistant Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Associate Counsel	None
Peter Ellman, Assistant Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Susanna Evans, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	None
Matthew Farkas, Vice President and Associate Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).
Dominic Freud, Vice President	None
Marcus Franz, Vice President	None
Arthur Gabinet, Executive Vice President and General Counsel	Formerly a principal in the Legal Department at Vanguard.
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Anthony W. Gennaro, Jr., Vice President

Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.)

Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	None
Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Selin Gulcelik, Vice President	None
Marilyn Hall, Vice President	None
Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).
Kelly Haney, Assistant Vice President	None
Jason Harubin, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	None
Heidi Heikenfeld, Assistant Vice President	None
Phillip Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, CEO and Chairman of OppenheimerFunds Distributorl Inc. (since March 2010).
Kenneth Herold, Assistant Vice President	None
Benjamin Hetrick, Assistant Vice President	None
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	None
Craig Holloway, Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Rezo Kanovich, Vice President	None
Amee Kantesaria, Vice President and Assistant Counsel	None
Cem Karacadag, Vice President	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
Sean Keller, Vice President	None
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President, Associate Counsel	None
Audrey Kiszla, Vice President	None
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel	Formerly Managing Director of the Litigation and Regulatory Group at Bear, Stearns; Attorney at Cleary Gottlieb Steen & Hamilton.
Martin S. Korn, Senior Vice President	None
Michael Kotlarz, Vice President	None
Brian Kramer, Vice President	None
Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Executive Vice President & Chief Investment Officer, Equities	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation.
Johnny C. Lee, Vice President & Assistant Counsel	Formerly Vice President at Morgan Stanley Investment Management, Inc. (August 2006 – February 2009).
Victor Lee, Vice President	None
Young-Sup Lee, Vice President	Formerly a Vice President at Morgan Stanley (July 2006 – July 2008).
Randy Legg, Vice President & Associate Counsel	None
Michael Leskinen, Vice President	Formerly Senior Sector Analyst (December 2007 – February 2009).
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Justin Leverenz, Vice President	None
William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
William Linden, Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran, Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Aaron Magid, Assistant Vice President	None
Jerry Mandzij, Vice President	None
Dana Mangnuson, Assistant Vice President	Formerly a Marketing Manager at OppenheimerFunds, Inc.
Daniel Martin, Assistant Vice President	None
Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).
Melissa Mazer, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
Joseph McDonnell, Vice President	None
Annika McGovern, Assistant Vice President	None
Joseph McGovern, Vice President	None
William McNamara, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	None
Rejeev Mohammed, Assistant Vice President	None
David Moore, Vice President	Formerly Vice President at RNK Capital (June 2004 – September 2008).
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Pankaj Naik, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Vice President	None
Kristina Olson, Senior Vice President	None
Kristin Pak, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
Kim Pascalau, Assistant Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Director	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004; Director of OppenheimerFunds Distributor, Inc. as of December 2009.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
Stacy Pottinger, Vice President	None
David Preuss, Assistant Vice President	None
Christopher Proctor, Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	None
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Benjamin Ram, Vice President	Formerly a sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	None
Eric Rhodes, Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Vice President	None
Robert Robis, Vice President	None
Benjamin Rockmuller, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company
Stacey Roode, Senior Vice President	None
Erica Rualo, Vice President	None
Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Sean Ryan, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.
Timothy Ryan, Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	None
Valerie Sanders, Vice President	None
Carlos Santiago Assistant Vice President	Legal Disclosure and Paralegal Manager at OppenheimerFunds, Inc. (since May 2007).
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation.
Patrick Schneider, Assistant Vice President	None
Jeffrey Schwartz, Assistant Vice President	Formerly Manager in Fund Operations at OppenheimerFunds, Inc. (Sept 2006 – May 2009).
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Rudi Schadt, Vice President	None
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Tammy Sheffer, Vice President	None
William Sheppard, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	None
Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999 – 2009).
David C. Sitgreaves, Assistant Vice President	None
Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).
Paul Snogren, Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Astrid Yee-Sobraques, Vice President	Formerly a manager at GE Corporate (September 2005 – September 2008).
Keith J. Spencer, Senior Vice President	None
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer, Fixed Income	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Wayne Strauss, Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.
Agata Strzelichowski, Assistant Vice President	Formerly an associate at Goldman, Sachs & Co. (December 2005 – July 2008).
Amy Sullivan, Assistant Vice President	None
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Kelly Thomas, Assistant Vice President	None
Vincent Toner, Vice President	None
Matthew Torpey, Assistant Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Vice President: Rochester Division	None
Julie Van Cleave, Vice President	Formerly managing director at Deutsche Asset Management (December 2002 through February 2009).
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 – May 2009).
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Senior Vice President	None
Mark Wachter, Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Eliot Walsh, Assistant Vice President	None
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Margaret Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Adam Weiner, Vice President	None
Christine Wells, Vice President	None
Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments.
Julie Wimer, Assistant Vice President	None
Deanna Wine, Assistant Vice President	None
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Caleb C. Wong, Vice President	None
Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Robert G. Zack, Executive Vice President & General Counsel - Corporate

General Counsel of Centennial Asset Management Corporation; General Counsel of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Sara Zervos, Vice President	None
Ronald Zibelli, Jr. Vice President	None
Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 – May 2009)

The Oppenheimer Funds include the following:

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)
OFI Tremont Core Strategies Hedge Fund
Oppenheimer Absolute Return Fund
Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals
Oppenheimer Balanced Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund
Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited Term California Municipal Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master International Value Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-State Municipal Trust (3 series):
Oppenheimer New Jersey Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Rochester National Municipals
Oppenheimer Portfolio Series (4 series)

Conservative Investor Fund

Moderate Investor Fund

Equity Investor Fund

     Active Allocation Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal
Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal
Protected Trust II)
Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal Protected Trust III)
Oppenheimer Quest For Value Funds (3 series)
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Small- & Mid-Cap Value Fund
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (1 series):

     Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Core Bond Fund/VA
Oppenheimer Global Securities Fund/VA

     Oppenheimer Global Strategic Income Fund/VA

Oppenheimer High Income Fund/VA
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer Money Fund/VA
Oppenheimer Small- & Mid-Cap Growth Fund/VA
Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):
Growth Portfolio
Oppenheimer International Growth Fund/VA
Total Return Portfolio
Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 32. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 31(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Austin(1)	Vice President	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Ken Broadsky(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Michael Butler(2)	Assistant Vice President	None
Tracy Cairoli(2)	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Nicholas Cirbo(1)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Brian Dietrich(1)	Assistant Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Robert Dunphy(2)	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Paul Eck 3055 Forest Ridge Court Fairlawn, OH 44333	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Matthew Farrier(1)	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
Diane Frankenfield(2)	Senior Vice President	None
Jerry Fraustro(2)	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Greg Fulginite 515 N. Bemiston Ave. St. Louis, MO 63130	Vice President	None
William Gahagan(2)	Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Senior Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Phillip Hensler(2)	Chairman, Chief Executive Officer & Director	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Senior Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Brian Johnson(1)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Senior Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street, Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Anthony Mazzariello(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	President and Director	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
James Mugno(2)	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
Janet Oleary(2)	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Senior Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Timothy O’Connell(2)	Vice President	None
Janet Oleary(2)	Vice President	None
Alan Panzer6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Anthony Parisi	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
David Pfeffer(2)	Director	None
Andrew Phillips(1)	Assistant Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(1)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
Mark Santero(2)	Senior Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Kenneth Shell(1)	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
Brian Taylor	Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Molly Vogt	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Peter Winters 911 N. Organce Ave, Apt. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Meredith Wolff(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Robert G. Zack(2)	General Counsel	Secretary
Steven Zito(1)	Vice President	None

(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 33. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 34. Management Services

Not applicable

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of July, 2010.

     Oppenheimer Rochester Arizona Municipal Fund

     By: William F. Glavin, Jr.*

           William F. Glavin, Jr., President,

           Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                   Title                                   Date

Brian F. Wruble*                            Chairman of the                 July 28, 2010

Brian F. Wruble                             Board of Trustees

William F. Glavin, Jr.*                     President, Principal            July 28, 2010

William F. Glavin, Jr.                      Executive Officer and
                                                    Trustee

Brian W. Wixted*                           Treasurer, Principal             July 28, 2010

Brian W. Wixted                            Financial & Accounting Officer

Matthew P. Fink*                           Trustee                              July 28, 2010

Matthew P.Fink

Phillip A. Griffiths*                           Trustee                             July 28, 2010
Phillip A. Griffiths

Mary F. Miller*                               Trustee                             July 28, 2010
Mary F. Miller

Joel W. Motley*                              Trustee                            July 28, 2010
Joel W. Motley

Mary Ann Tynan*                             Trustee                            July 28, 2010

Mary Ann Tynan

Joseph M. Wikler*                           Trustee                            July 28, 2010

Joseph M. Wikler

Peter I. Wold*                                 Trustee                            July 28, 2010

Peter I. Wold

*By:     /s/Kathleen T. Ives

            Kathleen T. Ives, Attorney-in-Fact

Oppenheimer Rochester Arizona Municipal Fund

Post-Effective Amendment No. 4

Registration Statement No. 333-132778

EXHIBIT INDEX

Exhibit No.     Description

28(j)                Independent Registered Public Accountings Firm’s Consent